UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3010

Fidelity Advisor Series VII
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2006

Item 1. Reports to Stockholders

Fidelity Advisor

Focus Funds®

Class A, Class T, Class B and Class C

Biotechnology

Consumer Industries

Cyclical Industries

Developing Communications

Electronics

Financial Services

Health Care

Natural Resources

Technology

Telecommunications &
Utilities Growth

Annual Report

July 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Biotechnology	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Consumer Industries	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Cyclical Industries	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Developing Communications	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Electronics	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Financial Services	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Health Care	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Natural Resources	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Technology	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Telecommunications & Utilities Growth	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Although many securities markets made gains in early 2006, inflation concerns led to mixed results through the year's mid-point. Financial markets are always unpredictable. There are, however, a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Advisor Biotechnology Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-5.61%	-1.97%	-7.62%
Class T (incl. 3.50% sales charge)	-3.64%	-1.74%	-7.47%
Class B (incl. contingent deferred sales charge) B	-5.58%	-1.95%	-7.53%
Class C (incl. contingent deferred sales charge) C	-1.75%	-1.55%	-7.36%

A From December 27, 2000.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Biotechnology Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Advisor Biotechnology Fund

Management's Discussion of Fund Performance

Comments from Rajiv Kaul, Portfolio Manager of Fidelity® Advisor Biotechnology Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 0.15%, -0.15%, -0.61% and -0.76%, respectively (excluding sales charges), trailing the 2.25% return of the Goldman Sachs® Health Care Index and the S&P 500. Unfavorable stock selection and a sizable underweighting in the relatively strong pharmaceuticals group hurt performance versus the sector index, along with ineffective picks in the life science tools and services segment. Selling off drug stock Merck, a major component of the sector index that performed well, was detrimental. Two companies that make instruments used in biotechnology research, Invitrogen and Affymetrix, also dented performance. Both companies reported disappointing financial results. The share price of Kos Pharmaceuticals fell due to increasing competition. Charles River Laboratories and PDL BioPharma were detractors as well. Conversely, stock selection in biotechnology aided performance versus the benchmark, although some of the benefit was offset by overweighting the group. Additionally, underweighting the weak performing health care equipment area proved timely. Celgene was the fund's top contributor. The stock was boosted by the Food and Drug Administration's approval of Revlimid to treat multiple myeloma, a common type of blood cancer. Also having a positive impact were Cephalon, Gilead Sciences and Abgenix. All contributors I just mentioned are biotechnology stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Biotechnology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 917.80	$ 6.66
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 915.40	$ 7.84
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 914.40	$ 10.21
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 913.20	$ 10.20
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class
Actual	$ 1,000.00	$ 918.90	$ 4.66
HypotheticalA	$ 1,000.00	$ 1,019.93	$ 4.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Institutional Class	.98%

Annual Report

Advisor Biotechnology Fund

Investment Fund Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Celgene Corp.	7.9	7.2
Biogen Idec, Inc.	6.8	6.3
Genentech, Inc.	6.4	6.6
Gilead Sciences, Inc.	6.2	7.0
Genzyme Corp.	5.8	4.5
Amgen, Inc.	5.5	5.6
Cephalon, Inc.	4.4	4.3
Amylin Pharmaceuticals, Inc.	4.2	2.9
Sepracor, Inc.	4.0	4.1
MedImmune, Inc.	3.2	4.9
	54.4
Top Industries (% of fund's net assets)
As of July 31, 2006
Biotechnology	76.6%
Life Sciences Tools & Services	11.0%
Pharmaceuticals	9.9%
Health Care Equipment & Supplies	2.2%
Health Care Providers & Services	0.2%
All Others*	0.1%

As of January 31, 2006
Biotechnology	89.8%
Pharmaceuticals	8.3%
Health Care Equipment & Supplies	1.3%
Computers & Peripherals	0.0%
All Others*	0.6%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Biotechnology Fund

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 76.6%
Biotechnology - 76.6%
Acadia Pharmaceuticals, Inc. (a)	21,800	$ 140,174
Alexion Pharmaceuticals, Inc. (a)	39,900	1,370,964
Alkermes, Inc. (a)	41,640	714,542
Alnylam Pharmaceuticals, Inc. (a)	10,000	127,700
Amgen, Inc. (a)	44,810	3,125,049
Amylin Pharmaceuticals, Inc. (a)	48,902	2,386,418
Arena Pharmaceuticals, Inc. (a)	10,800	111,780
Biogen Idec, Inc. (a)	90,634	3,817,504
BioMarin Pharmaceutical, Inc. (a)	50,385	736,125
Celgene Corp. (a)	93,408	4,473,309
Cephalon, Inc. (a)(d)	37,299	2,452,036
Combinatorx, Inc.	12,700	89,789
Cubist Pharmaceuticals, Inc. (a)	22,200	508,824
Digene Corp. (a)	8,300	350,343
Genentech, Inc. (a)	44,300	3,580,326
Genomic Health, Inc.	7,900	90,218
Genzyme Corp. (a)	47,520	3,244,666
Gilead Sciences, Inc. (a)	57,100	3,510,508
Human Genome Sciences, Inc. (a)	74,900	727,279
ImClone Systems, Inc. (a)	9,364	304,330
Isis Pharmaceuticals, Inc. (a)	17,000	102,170
Ligand Pharmaceuticals, Inc. Class B (a)	20,200	186,446
MannKind Corp. (a)(d)	23,300	426,157
Martek Biosciences (a)	13,200	368,676
Medarex, Inc. (a)	42,790	400,087
MedImmune, Inc. (a)	70,000	1,776,600
Momenta Pharmaceuticals, Inc. (a)	11,308	195,968
Myogen, Inc. (a)	32,392	999,617
Myriad Genetics, Inc. (a)	12,500	307,750
Neurocrine Biosciences, Inc. (a)	8,265	76,451
Novacea, Inc.	4,500	37,350
ONYX Pharmaceuticals, Inc. (a)	5,700	89,547
OSI Pharmaceuticals, Inc. (a)	44,000	1,469,160
PDL BioPharma, Inc. (a)	51,500	927,515
Pharmion Corp. (a)	11,200	192,864
Regeneron Pharmaceuticals, Inc. (a)	16,300	222,658
Renovis, Inc. (a)	15,000	189,750
SGX Pharmaceuticals, Inc.	8,900	43,343
Tanox, Inc. (a)	27,300	389,298
Tercica, Inc. (a)	14,900	75,245
Theravance, Inc. (a)	18,700	443,003
United Therapeutics Corp. (a)	2,500	148,275
Vertex Pharmaceuticals, Inc. (a)	51,700	1,732,984

	Shares	Value (Note 1)
ViaCell, Inc. (a)	500	$ 2,010
Zymogenetics, Inc. (a)	25,700	484,959
		43,149,767
HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
Health Care Equipment - 1.4%
IDEXX Laboratories, Inc. (a)	8,744	773,844
IntraLase Corp. (a)	300	5,202
		779,046
Health Care Supplies - 0.8%
Gen-Probe, Inc. (a)	8,923	463,550
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		1,242,596
HEALTH CARE PROVIDERS & SERVICES - 0.2%
Health Care Services - 0.2%
Oracle Healthcare Acquisition Corp. unit	9,600	81,600
LIFE SCIENCES TOOLS & SERVICES - 11.0%
Life Science Tools & Services - 11.0%
Affymetrix, Inc. (a)	16,300	351,591
Albany Molecular Research, Inc. (a)	12,700	114,300
Applera Corp.:
- Applied Biosystems Group	51,100	1,642,865
- Celera Genomics Group (a)	37,000	499,500
Bruker BioSciences Corp. (a)	3,100	18,104
Charles River Laboratories International, Inc. (a)	26,600	944,300
Exelixis, Inc. (a)	36,800	327,520
Invitrogen Corp. (a)	22,150	1,368,649
Luminex Corp. (a)	12,700	217,424
Techne Corp. (a)	14,410	716,033
		6,200,286
PHARMACEUTICALS - 9.9%
Pharmaceuticals - 9.9%
Adams Respiratory Therapeutics, Inc.	13,200	590,304
Adolor Corp. (a)	10,751	257,271
Barrier Therapeutics, Inc. (a)	8,600	57,706
Cardiome Pharma Corp. (a)	17,000	207,317
Cypress Bioscience, Inc. (a)	19,200	110,592
Elan Corp. PLC sponsored ADR (a)	47,800	733,252
Kos Pharmaceuticals, Inc. (a)	11,392	470,945
MGI Pharma, Inc. (a)	3,121	45,598
New River Pharmaceuticals, Inc. (a)(d)	27,878	681,338
Pozen, Inc. (a)	2,000	15,100
Sepracor, Inc. (a)	45,796	2,262,322
Somaxon Pharmaceuticals, Inc.	2,100	22,008
Xenoport, Inc. (a)	7,800	135,564
		5,589,317
TOTAL COMMON STOCKS (Cost $50,870,367)		56,263,566
Money Market Funds - 6.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.3% (b)	349,540	$ 349,540
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	3,402,600	3,402,600
TOTAL MONEY MARKET FUNDS (Cost $3,752,140)		3,752,140
TOTAL INVESTMENT PORTFOLIO - 106.5% (Cost $54,622,507)		60,015,706
NET OTHER ASSETS - (6.5)%		(3,676,048)
NET ASSETS - 100%		$ 56,339,658
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 27,300
Fidelity Securities Lending Cash Central Fund	14,208
Total	$ 41,508
Income Tax Information
At July 31, 2006, the fund had a capital loss carryforward of approximately $6,990,407 all of which will expire on July 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2006
Assets
Investment in securities, at value (including securities loaned of $3,311,232) - See accompanying schedule: Unaffiliated issuers (cost $50,870,367)	$ 56,263,566
Affiliated Central Funds (cost $3,752,140)	3,752,140
Total Investments (cost $54,622,507)		$ 60,015,706
Receivable for investments sold		19,151
Receivable for fund shares sold		48,833
Interest receivable		763
Prepaid expenses		82
Other receivables		7,010
Total assets		60,091,545

Liabilities
Payable to custodian bank	$ 2,769
Payable for investments purchased	40,514
Payable for fund shares redeemed	188,528
Accrued management fee	31,950
Distribution fees payable	32,263
Other affiliated payables	20,629
Other payables and accrued expenses	32,634
Collateral on securities loaned, at value	3,402,600
Total liabilities		3,751,887

Net Assets		$ 56,339,658
Net Assets consist of:
Paid in capital		$ 58,930,470
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,984,011)
Net unrealized appreciation (depreciation) on investments		5,393,199
Net Assets		$ 56,339,658

Statement of Assets and Liabilities - continued

July 31, 2006
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($12,538,532 ÷ 1,841,864 shares)	$ 6.81

Maximum offering price per share (100/94.25 of $6.81)	$ 7.23
Class T: Net Asset Value and redemption price per share ($13,807,533 ÷ 2,057,638 shares)	$ 6.71

Maximum offering price per share (100/96.50 of $6.71)	$ 6.95
Class B: Net Asset Value and offering price per share ($14,938,418 ÷ 2,291,083 shares)A	$ 6.52

Class C: Net Asset Value and offering price per share ($13,787,324 ÷ 2,114,036 shares)A	$ 6.52

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,267,851 ÷ 183,351 shares)	$ 6.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Biotechnology Fund
Financial Statements - continued

Statement of Operations

Year ended July 31, 2006
Investment Income
Dividends		$ 6,806
Interest		96
Income from affiliated Central Funds (including $14,208 from security lending)		41,508
Total income		48,410

Expenses
Management fee	$ 331,930
Transfer agent fees	251,299
Distribution fees	409,150
Accounting and security lending fees	25,595
Independent trustees' compensation	236
Custodian fees and expenses	13,835
Registration fees	49,335
Audit	41,563
Legal	744
Miscellaneous	560
Total expenses before reductions	1,124,247
Expense reductions	(60,601)	1,063,646
Net investment income (loss)		(1,015,236)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,448,373
Foreign currency transactions	(490)
Total net realized gain (loss)		1,447,883
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,063,304)
Assets and liabilities in foreign currencies	68
Total change in net unrealized appreciation (depreciation)		(1,063,236)
Net gain (loss)		384,647
Net increase (decrease) in net assets resulting from operations		$ (630,589)

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,015,236)	$ (952,674)
Net realized gain (loss)	1,447,883	3,415,156
Change in net unrealized appreciation (depreciation)	(1,063,236)	3,817,974
Net increase (decrease) in net assets resulting from operations	(630,589)	6,280,456
Share transactions - net increase (decrease)	1,061,142	(5,129,068)
Redemption fees	8,381	6,345
Total increase (decrease) in net assets	438,934	1,157,733

Net Assets
Beginning of period	55,900,724	54,742,991
End of period	$ 56,339,658	$ 55,900,724

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 6.80	$ 6.00	$ 5.94	$ 4.39	$ 7.09
Income from Investment Operations
Net investment income (loss) C	(.09)	(.08) D	(.09)	(.05)	(.07)
Net realized and unrealized gain (loss)	.10	.88	.15	1.60	(2.64)
Total from investment operations	.01	.80	.06	1.55	(2.71)
Redemption fees added to paid in capital C	- F	- F	- F	- F	.01
Net asset value, end of period	$ 6.81	$ 6.80	$ 6.00	$ 5.94	$ 4.39
Total Return A, B	.15%	13.33%	1.01%	35.31%	(38.08)%
Ratios to Average Net Assets E
Expenses before reductions	1.48%	1.56%	1.68%	2.04%	1.99%
Expenses net of fee waivers, if any	1.40%	1.45%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.37%	1.43%	1.48%	1.47%	1.46%
Net investment income (loss)	(1.29)%	(1.36)% D	(1.38)%	(1.11)%	(1.19)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,539	$ 11,022	$ 10,197	$ 7,718	$ 4,657
Portfolio turnover rate	62%	30%	50%	71%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $ .0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.37)%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 6.72	$ 5.95	$ 5.90	$ 4.37	$ 7.07
Income from Investment Operations
Net investment income (loss) C	(.11)	(.10) D	(.10)	(.06)	(.09)
Net realized and unrealized gain (loss)	.10	.87	.15	1.59	(2.62)
Total from investment operations	(.01)	.77	.05	1.53	(2.71)
Redemption fees added to paid in capital C	- F	-F	-F	-F	.01
Net asset value, end of period	$ 6.71	$ 6.72	$ 5.95	$ 5.90	$ 4.37
Total Return A, B	(.15)%	12.94%	.85%	35.01%	(38.19)%
Ratios to Average Net Assets E
Expenses before reductions	1.79%	1.93%	2.10%	2.39%	2.27%
Expenses net of fee waivers, if any	1.65%	1.70%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.62%	1.68%	1.73%	1.72%	1.72%
Net investment income (loss)	(1.54)%	(1.61)% D	(1.63)%	(1.36)%	(1.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,808	$ 14,177	$ 13,367	$ 10,281	$ 6,861
Portfolio turnover rate	62%	30%	50%	71%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $ .0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.61)%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 6.56	$ 5.84	$ 5.82	$ 4.33	$ 7.05
Income from Investment Operations
Net investment income (loss) C	(.14)	(.13) D	(.13)	(.09)	(.12)
Net realized and unrealized gain (loss)	.10	.85	.15	1.58	(2.61)
Total from investment operations	(.04)	.72	.02	1.49	(2.73)
Redemption fees added to paid in capital C	- F	- F	- F	- F	.01
Net asset value, end of period	$ 6.52	$ 6.56	$ 5.84	$ 5.82	$ 4.33
Total Return A ,B	(.61)%	12.33%	.34%	34.41%	(38.58)%
Ratios to Average Net Assets E
Expenses before reductions	2.23%	2.33%	2.46%	2.78%	2.74%
Expenses net of fee waivers, if any	2.15%	2.19%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.12%	2.18%	2.22%	2.22%	2.22%
Net investment income (loss)	(2.04)%	(2.11)% D	(2.12)%	(1.86)%	(1.95)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,938	$ 16,921	$ 16,819	$ 15,154	$ 10,218
Portfolio turnover rate	62%	30%	50%	71%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $ .0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.11)%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 6.57	$ 5.84	$ 5.82	$ 4.33	$ 7.05
Income from Investment Operations
Net investment income (loss) C	(.14)	(.13) D	(.13)	(.09)	(.12)
Net realized and unrealized gain (loss)	.09	.86	.15	1.58	(2.61)
Total from investment operations	(.05)	.73	.02	1.49	(2.73)
Redemption fees added to paid in capital C	- F	- F	- F	- F	.01
Net asset value, end of period	$ 6.52	$ 6.57	$ 5.84	$ 5.82	$ 4.33
Total Return A, B	(.76)%	12.50%	.34%	34.41%	(38.58)%
Ratios to Average Net Assets E
Expenses before reductions	2.17%	2.24%	2.31%	2.58%	2.57%
Expenses net of fee waivers, if any	2.15%	2.19%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.12%	2.18%	2.23%	2.22%	2.22%
Net investment income (loss)	(2.04)%	(2.11)% D	(2.13)%	(1.86)%	(1.95)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,787	$ 12,538	$ 13,215	$ 10,493	$ 8,204
Portfolio turnover rate	62%	30%	50%	71%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $ .0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.11)%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 6.89	$ 6.06	$ 5.97	$ 4.40	$ 7.09
Income from Investment Operations
Net investment income (loss) B	(.07)	(.06) C	(.06)	(.04)	(.06)
Net realized and unrealized gain (loss)	.09	.89	.15	1.61	(2.64)
Total from investment operations	.02	.83	.09	1.57	(2.70)
Redemption fees added to paid in capital B	-E	-E	-E	-E	.01
Net asset value, end of period	$ 6.91	$ 6.89	$ 6.06	$ 5.97	$ 4.40
Total Return A	.29%	13.70%	1.51%	35.68%	(37.94)%
Ratios to Average Net Assets D
Expenses before reductions	1.05%	1.10%	1.16%	1.37%	1.41%
Expenses net of fee waivers, if any	1.05%	1.10%	1.16%	1.25%	1.25%
Expenses net of all reductions	1.03%	1.09%	1.14%	1.22%	1.22%
Net investment income (loss)	(.94)%	(1.02)%C	(1.04)%	(.86)%	(.94)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,268	$ 1,243	$ 1,146	$ 1,153	$ 857
Portfolio turnover rate	62%	30%	50%	71%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $ .0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Biotechnology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 10,901,837
Unrealized depreciation	(6,421,566)
Net unrealized appreciation (depreciation)	4,480,271
Capital loss carryforward	(6,990,407)

Cost for federal income tax purposes	$ 55,535,435

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital. On September 21, 2006, the Board of Trustees approved a change in the redemption fee. Effective October 1, 2006, shares held in the Fund less than 30 days will be subject to a redemption fee equal to .75% of the proceeds of the redeemed shares.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $37,290,529 and $36,307,572, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Biotechnology

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 30,552	$ 199
Class T	.25%	.25%	72,206	4
Class B	.75%	.25%	168,357	126,277
Class C	.75%	.25%	138,035	27,858
			$ 409,150	$ 154,338

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 22,003
Class T	10,973
Class B*	46,882
Class C*	3,458
$ 83,316

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 52,804.43
Class T	71,479.50
Class B	72,567.43
Class C	51,338.37
Institutional Class	3,111.26
	$ 251,299

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $581 for the period.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $167 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 9,079
Class T	1.65%	20,108
Class B	2.15%	12,897
Class C	2.15%	2,015
		$ 44,099

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $16,502 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Biotechnology

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	802,915	550,671	$ 5,733,744	$ 3,418,022
Shares redeemed	(581,094)	(629,006)	(4,036,446)	(3,853,963)
Net increase (decrease)	221,821	(78,335)	$ 1,697,298	$ (435,941)
Class T
Shares sold	587,840	621,575	$ 4,097,337	$ 3,773,646
Shares redeemed	(638,853)	(760,267)	(4,417,619)	(4,599,360)
Net increase (decrease)	(51,013)	(138,692)	$ (320,282)	$ (825,714)
Class B
Shares sold	419,648	527,483	$ 2,840,429	$ 3,194,512
Shares redeemed	(706,101)	(831,184)	(4,753,466)	(4,925,475)
Net increase (decrease)	(286,453)	(303,701)	$ (1,913,037)	$ (1,730,963)
Class C
Shares sold	744,203	395,212	$ 5,179,930	$ 2,374,238
Shares redeemed	(539,467)	(749,216)	(3,621,319)	(4,454,466)
Net increase (decrease)	204,736	(354,004)	$ 1,558,611	$ (2,080,228)
Institutional Class
Shares sold	94,904	56,540	$ 686,802	$ 351,953
Shares redeemed	(92,008)	(65,245)	(648,250)	(408,175)
Net increase (decrease)	2,896	(8,705)	$ 38,552	$ (56,222)

Annual Report

Advisor Consumer Industries Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Life of fund A
Class A (incl. 5.75% sales charge)	-6.40%	1.71%	7.58%
Class T (incl. 3.50% sales charge)	-4.36%	1.94%	7.55%
Class B (incl. contingent deferred sales charge) B	-6.34%	1.80%	7.61%
Class C (incl. contingent deferred sales charge) C	-2.42%	2.16%	7.42%

A From September 3, 1996.

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Consumer Industries Fund

Management's Discussion of Fund Performance

Comments from John Roth, Portfolio Manager of Fidelity® Advisor Consumer Industries Fund through June 30, 2006

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

For the 12-month period ending July 31, 2006, the fund's Class A, Class T, Class B and Class C shares returned -0.69%, -0.89%, -1.45% and -1.45%, respectively (excluding sales charges), underperforming the Goldman Sachs® Consumer Industries Index, which fell 0.29%, and the S&P 500 index. A key theme in the fund - and a major driver of performance in previous periods - has been a shift in media and commerce spending toward the Internet, at the expense of traditional media and physical store locations. While that trend continued during the period and key elements of the theme such as Google aided results, other Internet stocks in the portfolio lost ground, including eBay, which was sold out of the fund by period end. Both eBay and Google were out-of-index positions. In the tobacco industry, underweighting Altria Group and avoiding Reynolds American hurt results, as the stocks advanced on court decisions favorable to the tobacco industry. The fund also missed a large part of the run-up in agricultural products firm Archer-Daniels-Midland, whose stock was buoyed by demand for ethanol and lower raw material costs. Retailer Target also was a notable detractor. Conversely, avoiding Home Depot aided results, as this index component declined. Out-of-index positions in Swiss food companies Nestle and Lindt & Spruengli also were strong contributors to performance during the period.

Note to shareholders: Effective July 1, 2006, Robert Lee and Martin Zinny became co-managers of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Consumer Industries Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 983.20	$ 6.88
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 981.60	$ 8.11
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 979.50	$ 10.55
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 978.90	$ 10.30
HypotheticalA	$ 1,000.00	$ 1,014.38	$ 10.49
Institutional Class
Actual	$ 1,000.00	$ 984.20	$ 5.66
HypotheticalA	$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.10%
Institutional Class	1.15%

Annual Report

Advisor Consumer Industries Fund

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
PepsiCo, Inc.	5.4	3.7
Nestle SA sponsored ADR	5.4	2.1
Procter & Gamble Co.	5.1	6.7
Wal-Mart Stores, Inc.	5.0	3.0
Federated Department Stores, Inc.	5.0	1.1
Altria Group, Inc.	4.9	0.0
The Coca-Cola Co.	3.5	2.3
Unilever NV (NY Shares)	3.2	0.0
CVS Corp.	2.7	1.1
Walgreen Co.	2.5	1.8
	42.7
Top Industries (% of fund's net assets)
As of July 31, 2006
Food Products	13.0%
Beverages	12.9%
Food & Staples Retailing	12.7%
Specialty Retail	12.2%
Multiline Retail	10.6%
All Others*	38.6%

As of January 31, 2006
Hotels, Restaurants & Leisure	12.8%
Specialty Retail	11.2%
Media	10.4%
Multiline Retail	8.2%
Beverages	7.8%
All Others*	49.6%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Consumer Industries Fund

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value (Note 1)
AUTOMOBILES - 0.6%
Motorcycle Manufacturers - 0.6%
Harley-Davidson, Inc.	5,200	$ 296,400
BEVERAGES - 12.9%
Brewers - 1.1%
InBev SA	5,700	299,245
SABMiller PLC	15,100	303,231
		602,476
Distillers & Vintners - 1.1%
Diageo PLC sponsored ADR	4,000	281,280
Pernod Ricard SA	1,400	291,491
		572,771
Soft Drinks - 10.7%
Coca-Cola Enterprises, Inc.	24,900	534,354
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	8,900	285,957
Hansen Natural Corp. (a)	2,800	128,772
PepsiCo, Inc.	45,600	2,890,128
The Coca-Cola Co.	42,200	1,877,900
		5,717,111
TOTAL BEVERAGES		6,892,358
DIVERSIFIED CONSUMER SERVICES - 1.0%
Specialized Consumer Services - 1.0%
Sothebys Class A (ltd. vtg.) (a)	10,200	281,826
Weight Watchers International, Inc.	6,600	264,066
		545,892
DIVERSIFIED FINANCIAL SERVICES - 0.5%
Specialized Finance - 0.5%
Moody's Corp.	5,000	274,400
ELECTRICAL EQUIPMENT - 0.6%
Electrical Components & Equipment - 0.6%
Evergreen Solar, Inc. (a)	21,600	203,688
SolarWorld AG (d)	2,500	136,645
		340,333
FOOD & STAPLES RETAILING - 12.7%
Drug Retail - 5.2%
CVS Corp.	44,800	1,465,856
Walgreen Co.	28,600	1,337,908
		2,803,764
Food Distributors - 0.2%
United Natural Foods, Inc. (a)	4,200	126,588
Food Retail - 2.3%
Kroger Co.	25,100	575,543
Safeway, Inc.	22,300	626,184
		1,201,727

	Shares	Value (Note 1)
Hypermarkets & Super Centers - 5.0%
Wal-Mart Stores, Inc.	60,580	$ 2,695,810
TOTAL FOOD & STAPLES RETAILING		6,827,889
FOOD PRODUCTS - 13.0%
Agricultural Products - 0.9%
Archer-Daniels-Midland Co.	11,300	497,200
Packaged Foods & Meats - 12.1%
Cadbury Schweppes PLC sponsored ADR	7,000	274,820
Groupe Danone	2,100	277,632
Kellogg Co.	14,100	679,197
Koninklijke Numico NV	6,000	287,864
Lindt & Spruengli AG (participation certificate)	110	221,314
Nestle SA sponsored ADR	35,150	2,868,240
Tyson Foods, Inc. Class A	9,200	130,180
Unilever NV (NY Shares)	72,600	1,719,168
		6,458,415
TOTAL FOOD PRODUCTS		6,955,615
HOTELS, RESTAURANTS & LEISURE - 6.4%
Casinos & Gaming - 1.9%
Boyd Gaming Corp.	2,700	90,558
International Game Technology	8,000	309,280
Penn National Gaming, Inc. (a)	7,000	231,490
WMS Industries, Inc. (a)	5,000	132,650
Wynn Resorts Ltd. (a)	3,700	236,837
		1,000,815
Hotels, Resorts & Cruise Lines - 1.2%
Ctrip.com International Ltd. sponsored ADR	2,600	131,599
Starwood Hotels & Resorts Worldwide, Inc.	10,100	531,058
		662,657
Leisure Facilities - 0.3%
Vail Resorts, Inc. (a)	4,700	162,479
Restaurants - 3.0%
Buffalo Wild Wings, Inc. (a)	14,700	473,781
Domino's Pizza, Inc.	5,600	127,344
Panera Bread Co. Class A (a)	4,000	209,240
Starbucks Corp. (a)	14,900	510,474
Wendy's International, Inc.	4,700	282,752
		1,603,591
TOTAL HOTELS, RESTAURANTS & LEISURE		3,429,542
HOUSEHOLD PRODUCTS - 7.6%
Household Products - 7.6%
Colgate-Palmolive Co.	22,400	1,328,768
Procter & Gamble Co. (d)	48,697	2,736,771
		4,065,539
Common Stocks - continued
	Shares	Value (Note 1)
INTERNET & CATALOG RETAIL - 1.2%
Catalog Retail - 1.2%
Coldwater Creek, Inc. (a)	33,000	$ 657,690
INTERNET SOFTWARE & SERVICES - 1.3%
Internet Software & Services - 1.3%
Google, Inc. Class A (sub. vtg.) (a)	1,800	695,880
MEDIA - 6.5%
Broadcasting & Cable TV - 0.3%
Grupo Televisa SA de CV (CPO) sponsored ADR	7,000	129,640
Movies & Entertainment - 4.6%
News Corp. Class A	56,984	1,096,372
The Walt Disney Co.	36,600	1,086,654
Viacom, Inc. Class B (non-vtg.) (a)	7,600	264,860
		2,447,886
Publishing - 1.6%
McGraw-Hill Companies, Inc.	10,900	613,670
R.H. Donnelley Corp.	5,000	261,050
		874,720
TOTAL MEDIA		3,452,246
MULTILINE RETAIL - 10.6%
Department Stores - 8.9%
Federated Department Stores, Inc.	76,400	2,682,404
JCPenney Co., Inc.	14,100	887,736
Nordstrom, Inc.	18,800	644,840
Saks, Inc.	33,800	545,532
		4,760,512
General Merchandise Stores - 1.7%
Target Corp.	19,800	909,216
TOTAL MULTILINE RETAIL		5,669,728
PERSONAL PRODUCTS - 1.4%
Personal Products - 1.4%
Avon Products, Inc.	17,700	513,123
Herbalife Ltd. (a)	6,900	246,468
		759,591
SPECIALTY RETAIL - 12.2%
Apparel Retail - 7.1%
Abercrombie & Fitch Co. Class A	2,500	132,400
Aeropostale, Inc. (a)	6,900	191,199
American Eagle Outfitters, Inc.	6,500	213,590

	Shares	Value (Note 1)
AnnTaylor Stores Corp. (a)	3,200	$ 131,392
Casual Male Retail Group, Inc. (a)	15,200	169,480
Charlotte Russe Holding, Inc. (a)	10,600	277,508
Chico's FAS, Inc. (a)	5,100	115,515
Gymboree Corp. (a)	10,700	358,664
Limited Brands, Inc.	16,100	405,076
The Children's Place Retail Stores, Inc. (a)	4,600	256,772
TJX Companies, Inc.	18,200	443,534
Tween Brands, Inc. (a)	21,400	796,508
Urban Outfitters, Inc. (a)	7,800	113,802
Zumiez, Inc. (a)	7,200	215,496
		3,820,936
Automotive Retail - 0.7%
AutoZone, Inc. (a)	3,100	272,397
O'Reilly Automotive, Inc. (a)	3,500	99,225
		371,622
Computer & Electronics Retail - 1.9%
Best Buy Co., Inc.	17,750	804,785
Gamestop Corp. Class B (a)	6,300	236,880
		1,041,665
Specialty Stores - 2.5%
Office Depot, Inc. (a)	15,400	555,170
OfficeMax, Inc.	6,800	279,548
Staples, Inc.	16,750	362,135
Tiffany & Co., Inc.	4,100	129,519
		1,326,372
TOTAL SPECIALTY RETAIL		6,560,595
TEXTILES, APPAREL & LUXURY GOODS - 1.7%
Apparel, Accessories & Luxury Goods - 1.4%
Coach, Inc. (a)	11,000	315,810
Polo Ralph Lauren Corp. Class A	7,400	422,096
		737,906
Footwear - 0.3%
Deckers Outdoor Corp. (a)	4,200	179,088
TOTAL TEXTILES, APPAREL & LUXURY GOODS		916,994
TOBACCO - 5.8%
Tobacco - 5.8%
Altria Group, Inc.	33,000	2,639,010
British American Tobacco PLC sponsored ADR	5,400	290,574
Loews Corp. - Carolina Group	2,600	149,188
		3,078,772
TOTAL COMMON STOCKS (Cost $47,112,794)		51,419,464
Money Market Funds - 7.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.3% (b)	2,070,019	$ 2,070,019
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	1,692,926	1,692,926
TOTAL MONEY MARKET FUNDS (Cost $3,762,945)		3,762,945
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $50,875,739)		55,182,409
NET OTHER ASSETS - (3.0)%		(1,587,744)
NET ASSETS - 100%		$ 53,594,665
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 40,835
Fidelity Securities Lending Cash Central Fund	18,821
Total	$ 59,656
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.0%
Switzerland	5.8%
Netherlands	3.7%
United Kingdom	2.2%
France	1.1%
Others (individually less than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Consumer Industries Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2006
Assets
Investment in securities, at value (including securities loaned of $1,637,199) - See accompanying schedule: Unaffiliated issuers (cost $47,112,794)	$ 51,419,464
Affiliated Central Funds (cost $3,762,945)	3,762,945
Total Investments (cost $50,875,739)		$ 55,182,409
Receivable for investments sold		219,372
Receivable for fund shares sold		87,384
Dividends receivable		33,112
Interest receivable		4,812
Prepaid expenses		95
Other receivables		779
Total assets		55,527,963

Liabilities
Payable for investments purchased	$ 26,891
Payable for fund shares redeemed	107,420
Accrued management fee	26,971
Distribution fees payable	27,275
Other affiliated payables	20,213
Other payables and accrued expenses	31,602
Collateral on securities loaned, at value	1,692,926
Total liabilities		1,933,298

Net Assets		$ 53,594,665
Net Assets consist of:
Paid in capital		$ 43,984,008
Accumulated net investment loss		(20)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,303,904
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,306,773
Net Assets		$ 53,594,665

Statement of Assets and Liabilities - continued

July 31, 2006
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($16,935,281 ÷ 1,033,461 shares)	$ 16.39

Maximum offering price per share (100/94.25 of $16.39)	$ 17.39
Class T: Net Asset Value and redemption price per share ($14,266,890 ÷ 890,176 shares)	$ 16.03

Maximum offering price per share (100/96.50 of $16.03)	$ 16.61
Class B: Net Asset Value and offering price per share ($14,088,181 ÷ 923,464 shares)A	$ 15.26

Class C: Net Asset Value and offering price per share ($7,160,006 ÷ 468,471 shares)A	$ 15.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,144,307 ÷ 68,025 shares)	$ 16.82

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Year ended July 31, 2006

Investment Income
Dividends		$ 627,865
Interest		149
Income from affiliated Central Funds		59,656
Total income		687,670

Expenses
Management fee	$ 336,251
Transfer agent fees	234,320
Distribution fees	364,316
Accounting and security lending fees	24,850
Independent trustees' compensation	243
Custodian fees and expenses	6,415
Registration fees	49,473
Audit	41,259
Legal	792
Miscellaneous	1,649
Total expenses before reductions	1,059,568
Expense reductions	(23,286)	1,036,282
Net investment income (loss)		(348,612)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,033,365
Foreign currency transactions	(680)
Total net realized gain (loss)		6,032,685
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,266,289)
Assets and liabilities in foreign currencies	131
Total change in net unrealized appreciation (depreciation)		(6,266,158)
Net gain (loss)		(233,473)
Net increase (decrease) in net assets resulting from operations		$ (582,085)

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (348,612)	$ (477,730)
Net realized gain (loss)	6,032,685	171,725
Change in net unrealized appreciation (depreciation)	(6,266,158)	9,733,441
Net increase (decrease) in net assets resulting from operations	(582,085)	9,427,436
Distributions to shareholders from net realized gain	(441,481)	(1,957,955)
Share transactions - net increase (decrease)	(8,793,822)	3,323,070
Redemption fees	4,458	3,279
Total increase (decrease) in net assets	(9,812,930)	10,795,830

Net Assets
Beginning of period	63,407,595	52,611,765
End of period (including accumulated net investment loss of $20 and accumulated net investment loss of $28, respectively)	$ 53,594,665	$ 63,407,595

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.62	$ 14.51	$ 13.71	$ 12.71	$ 15.20
Income from Investment Operations
Net investment income (loss) C	(.04)	(.07)	(.07)	(.04)	(.05)
Net realized and unrealized gain (loss)	(.07)	2.71	.87	1.04	(2.09)
Total from investment operations	(.11)	2.64	.80	1.00	(2.14)
Distributions from net realized gain	(.12)	(.53)	-	-	(.35)
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 16.39	$ 16.62	$ 14.51	$ 13.71	$ 12.71
Total Return A, B	(.69)%	18.85%	5.84%	7.87%	(14.30)%
Ratios to Average Net Assets D
Expenses before reductions	1.42%	1.47%	1.55%	1.70%	1.69%
Expenses net of fee waivers, if any	1.40%	1.44%	1.50%	1.53%	1.50%
Expenses net of all reductions	1.39%	1.42%	1.45%	1.48%	1.47%
Net investment income (loss)	(.23)%	(.45)%	(.50)%	(.33)%	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,935	$ 17,887	$ 11,856	$ 9,101	$ 7,209
Portfolio turnover rate	81%	66%	152%	88%	136%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.29	$ 14.27	$ 13.51	$ 12.57	$ 15.06
Income from Investment Operations
Net investment income (loss) C	(.07)	(.11)	(.11)	(.07)	(.09)
Net realized and unrealized gain (loss)	(.07)	2.66	.87	1.01	(2.05)
Total from investment operations	(.14)	2.55	.76	.94	(2.14)
Distributions from net realized gain	(.12)	(.53)	-	-	(.35)
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 16.03	$ 16.29	$ 14.27	$ 13.51	$ 12.57
Total Return A, B	(.89)%	18.52%	5.63%	7.48%	(14.44)%
Ratios to Average Net Assets D
Expenses before reductions	1.69%	1.75%	1.81%	1.87%	1.89%
Expenses net of fee waivers, if any	1.65%	1.69%	1.75%	1.78%	1.75%
Expenses net of all reductions	1.62%	1.67%	1.70%	1.73%	1.72%
Net investment income (loss)	(.46)%	(.70)%	(.74)%	(.58)%	(.61)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,267	$ 16,782	$ 15,555	$ 13,693	$ 12,132
Portfolio turnover rate	81%	66%	152%	88%	136%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.60	$ 13.75	$ 13.08	$ 12.22	$ 14.73
Income from Investment Operations
Net investment income (loss) C	(.15)	(.17)	(.18)	(.13)	(.15)
Net realized and unrealized gain (loss)	(.07)	2.55	.85	.99	(2.01)
Total from investment operations	(.22)	2.38	.67	.86	(2.16)
Distributions from net realized gain	(.12)	(.53)	-	-	(.35)
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 15.26	$ 15.60	$ 13.75	$ 13.08	$ 12.22
Total Return A, B	(1.45)%	17.97%	5.12%	7.04%	(14.91)%
Ratios to Average Net Assets D
Expenses before reductions	2.19%	2.24%	2.29%	2.37%	2.39%
Expenses net of fee waivers, if any	2.15%	2.19%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.14%	2.16%	2.20%	2.19%	2.22%
Net investment income (loss)	(.98)%	(1.20)%	(1.25)%	(1.05)%	(1.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,088	$ 18,862	$ 17,302	$ 15,944	$ 13,807
Portfolio turnover rate	81%	66%	152%	88%	136%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.62	$ 13.77	$ 13.10	$ 12.24	$ 14.75
Income from Investment Operations
Net investment income (loss) C	(.15)	(.17)	(.18)	(.13)	(.15)
Net realized and unrealized gain (loss)	(.07)	2.55	.85	.99	(2.01)
Total from investment operations	(.22)	2.38	.67	.86	(2.16)
Distributions from net realized gain	(.12)	(.53)	-	-	(.35)
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 15.28	$ 15.62	$ 13.77	$ 13.10	$ 12.24
Total Return A, B	(1.45)%	17.94%	5.11%	7.03%	(14.89)%
Ratios to Average Net Assets D
Expenses before reductions	2.12%	2.17%	2.24%	2.33%	2.35%
Expenses net of fee waivers, if any	2.12%	2.17%	2.24%	2.25%	2.25%
Expenses net of all reductions	2.12%	2.14%	2.19%	2.19%	2.22%
Net investment income (loss)	(.95)%	(1.18)%	(1.24)%	(1.05)%	(1.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,160	$ 8,505	$ 6,992	$ 6,759	$ 5,391
Portfolio turnover rate	81%	66%	152%	88%	136%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.01	$ 14.81	$ 13.95	$ 12.91	$ 15.38
Income from Investment Operations
Net investment income (loss) B	- D	(.03)	(.04)	(.01)	(.02)
Net realized and unrealized gain (loss)	(.07)	2.76	.90	1.05	(2.10)
Total from investment operations	(.07)	2.73	.86	1.04	(2.12)
Distributions from net realized gain	(.12)	(.53)	-	-	(.35)
Redemption fees added to paid in capital B	- D	- D	- D	- D	- D
Net asset value, end of period	$ 16.82	$ 17.01	$ 14.81	$ 13.95	$ 12.91
Total Return A	(.44)%	19.08%	6.16%	8.06%	(14.00)%
Ratios to Average Net Assets C
Expenses before reductions	1.18%	1.26%	1.34%	1.49%	1.39%
Expenses net of fee waivers, if any	1.15%	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.14%	1.17%	1.20%	1.19%	1.22%
Net investment income (loss)	.02%	(.21)%	(.25)%	(.05)%	(.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,144	$ 1,371	$ 907	$ 766	$ 1,215
Portfolio turnover rate	81%	66%	152%	88%	136%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Consumer Industries Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,688,215
Unrealized depreciation	(1,420,360)
Net unrealized appreciation (depreciation)	4,267,855
Undistributed long-term capital gain	4,942,695

Cost for federal income tax purposes	$ 50,914,554

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Long-term Capital Gains	$ 441,481	$ 1,957,955

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

On September 21, 2006, the Board of Trustees approved a change in the redemption fee. Effective October 1, 2006, shares held in the Fund less than 30 days will be subject to a redemption fee equal to .75% of the proceeds of the redeemed shares.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $47,204,450 and $57,845,658, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR.

Consumer Industries

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 46,429	$ 329
Class T	.25%	.25%	76,362	-
Class B	.75%	.25%	165,095	123,840
Class C	.75%	.25%	76,430	12,697
			$ 364,316	$ 136,866

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 24,605
Class T	5,264
Class B*	43,830
Class C*	727
$ 74,426

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 72,194.39
Class T	62,799.41
Class B	67,760.41
Class C	26,504.35
Institutional Class	5,063.40
	$ 234,320

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $583 for the period.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $173 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $18,821.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 2,755
Class T	1.65%	5,753
Class B	2.15%	6,141
Institutional Class	1.15%	394
		$ 15,043

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5,064 for the period. In addition, through arrangements with the each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class T	$ 3,179

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Consumer Industries

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2006	2005
From net realized gain
Class A	$ 129,938	$ 428,722
Class T	112,178	574,417
Class B	130,928	656,667
Class C	59,730	265,179
Institutional Class	8,707	32,970
Total	$ 441,481	$ 1,957,955

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	426,479	482,465	$ 7,019,654	$ 7,543,570
Reinvestment of distributions	7,092	26,992	116,631	380,585
Shares redeemed	(476,405)	(250,204)	(7,879,209)	(3,816,608)
Net increase (decrease)	(42,834)	259,253	$ (742,924)	$ 4,107,547
Class T
Shares sold	183,824	253,353	$ 2,956,227	$ 3,867,037
Reinvestment of distributions	6,480	38,833	104,320	538,224
Shares redeemed	(330,058)	(352,192)	(5,310,774)	(5,340,776)
Net increase (decrease)	(139,754)	(60,006)	$ (2,250,227)	$ (935,515)
Class B
Shares sold	124,427	244,951	$ 1,901,339	$ 3,583,578
Reinvestment of distributions	7,467	43,290	114,882	576,619
Shares redeemed	(417,847)	(337,303)	(6,443,082)	(4,889,935)
Net increase (decrease)	(285,953)	(49,062)	$ (4,426,861)	$ (729,738)
Class C
Shares sold	103,187	159,223	$ 1,601,293	$ 2,344,716
Reinvestment of distributions	3,123	16,994	48,106	226,706
Shares redeemed	(182,363)	(139,563)	(2,814,524)	(2,002,889)
Net increase (decrease)	(76,053)	36,654	$ (1,165,125)	$ 568,533
Institutional Class
Shares sold	14,460	26,159	$ 246,044	$ 423,819
Reinvestment of distributions	433	1,868	7,305	26,919
Shares redeemed	(27,416)	(8,711)	(462,034)	(138,495)
Net increase (decrease)	(12,523)	19,316	$ (208,685)	$ 312,243

Annual Report

Advisor Cyclical Industries Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	2.17%	8.86%	11.03%
Class T (incl. 3.50% sales charge)	4.35%	9.10%	11.04%
Class B (incl. contingent deferred sales charge) B	2.54%	9.03%	11.09%
Class C (incl. contingent deferred sales charge) C	6.59%	9.34%	10.89%

A From September 3, 1996.

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Cyclical Industries Fund

Management's Discussion of Fund Performance

Comments from Christopher Bartel, Portfolio Manager of Fidelity® Advisor Cyclical Industries Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 8.40%, 8.13%, 7.54% and 7.59%, respectively (excluding sales charges), topping the 5.30% return of the Goldman Sachs® Cyclical Industries Index, as well as the S&P 500. A significant overweighting in the construction and engineering segment benefited performance the most versus the sector index, further aided by solid stock picking in that industry. Also helping were timely picks and an overweighting in the construction and farm machinery group. Fluor was the top contributor, riding brisk demand for drilling rigs, refineries and the like. I trimmed the position to lock in profits. Commercial electrical products distributor WESCO International boosted performance as well, along with mining equipment maker Joy Global, which I reduced for valuation reasons. Two other contributors, Allegheny Technologies and Oregon Steel Mills, were part of the strong steel group. On the flip side, unfavorable picks in the auto parts and equipment, aerospace and defense, and homebuilding groups limited the fund's gains. Auto parts supplier Delphi - which I sold during the period - hurt performance, filing for bankruptcy protection in the fall of 2005. Homebuilders KB Home and Ryland Group also held back our results, as did an out-of-index position in EADS, the parent company of European aircraft maker Airbus.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Cyclical Industries Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 984.90	$ 6.05
HypotheticalA	$ 1,000.00	$ 1,018.70	$ 6.16
Class T
Actual	$ 1,000.00	$ 983.80	$ 7.23
HypotheticalA	$ 1,000.00	$ 1,017.50	$ 7.35
Class B
Actual	$ 1,000.00	$ 980.90	$ 9.87
HypotheticalA	$ 1,000.00	$ 1,014.83	$ 10.04
Class C
Actual	$ 1,000.00	$ 981.00	$ 9.63
HypotheticalA	$ 1,000.00	$ 1,015.08	$ 9.79
Institutional Class
Actual	$ 1,000.00	$ 986.10	$ 4.38
HypotheticalA	$ 1,000.00	$ 1,020.38	$ 4.46

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.23%
Class T	1.47%
Class B	2.01%
Class C	1.96%
Institutional Class	.89%

Annual Report

Advisor Cyclical Industries Fund

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	8.1	7.5
United Technologies Corp.	4.2	3.0
Honeywell International, Inc.	3.2	2.5
3M Co.	3.1	2.9
Tyco International Ltd.	3.0	3.1
Illinois Tool Works, Inc.	2.4	0.0
E.I. du Pont de Nemours & Co.	2.2	0.7
Caterpillar, Inc.	2.2	2.2
Dow Chemical Co.	1.9	1.2
Fluor Corp.	1.9	4.6
	32.2
Top Industries (% of fund's net assets)
As of July 31, 2006
Aerospace & Defense	16.4%
Chemicals	15.6%
Industrial Conglomerates	15.5%
Machinery	11.4%
Road & Rail	6.0%
All Others*	35.1%

As of January 31, 2006
Aerospace & Defense	15.9%
Industrial Conglomerates	14.5%
Chemicals	13.2%
Construction & Engineering	9.5%
Machinery	9.2%
All Others*	37.7%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Cyclical Industries Fund

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 16.4%
Aerospace & Defense - 16.4%
Alliant Techsystems, Inc. (a)	3,200	$ 256,448
BAE Systems PLC sponsored ADR	34,200	930,240
DRS Technologies, Inc.	5,300	245,337
EADS NV	133,400	3,842,486
EDO Corp.	21,600	484,704
General Dynamics Corp.	15,600	1,045,512
Goodrich Corp.	21,900	884,103
Hexcel Corp. (a)	248,300	3,568,071
Honeywell International, Inc.	205,400	7,948,980
L-3 Communications Holdings, Inc.	16,100	1,185,765
Lockheed Martin Corp.	32,000	2,549,760
Meggitt PLC	68,000	376,954
Precision Castparts Corp.	38,000	2,266,700
Raytheon Co.	70,900	3,195,463
Rockwell Collins, Inc.	14,940	797,348
Rolls-Royce Group PLC	47,423	390,454
The Boeing Co.	1,100	85,162
United Technologies Corp.	169,000	10,510,110
		40,563,597
AIR FREIGHT & LOGISTICS - 4.7%
Air Freight & Logistics - 4.7%
C.H. Robinson Worldwide, Inc.	29,500	1,350,510
Expeditors International of Washington, Inc.	28,500	1,295,895
FedEx Corp.	21,200	2,219,852
Forward Air Corp.	10,120	324,751
Hub Group, Inc. Class A	47,272	1,067,402
United Parcel Service, Inc. Class B	52,700	3,631,557
UTI Worldwide, Inc.	71,760	1,672,008
		11,561,975
AIRLINES - 2.4%
Airlines - 2.4%
AirTran Holdings, Inc. (a)	139,900	1,754,346
JetBlue Airways Corp. (a)	100	1,069
Midwest Air Group, Inc. (a)(d)	36,600	207,888
Republic Airways Holdings, Inc. (a)	32,488	539,951
Ryanair Holdings PLC sponsored ADR (a)	5,700	322,107
Southwest Airlines Co.	107,100	1,926,729
UAL Corp. (a)(d)	42,379	1,107,787
		5,859,877
AUTO COMPONENTS - 1.6%
Auto Parts & Equipment - 1.4%
Amerigon, Inc. (a)	134,758	974,300
BorgWarner, Inc.	12,400	744,000
Johnson Controls, Inc.	22,500	1,727,100
		3,445,400

	Shares	Value (Note 1)
Tires & Rubber - 0.2%
Continental AG	4,400	$ 449,627
TOTAL AUTO COMPONENTS		3,895,027
AUTOMOBILES - 2.1%
Automobile Manufacturers - 2.1%
Bayerische Motoren Werke AG (BMW)	39,400	2,033,738
General Motors Corp. (d)	49,700	1,601,831
Renault SA	11,200	1,223,906
Toyota Motor Corp. sponsored ADR	3,500	368,270
		5,227,745
BUILDING PRODUCTS - 1.4%
Building Products - 1.4%
American Standard Companies, Inc.	39,300	1,518,159
Goodman Global, Inc.	2,000	24,600
Masco Corp.	71,100	1,900,503
		3,443,262
CHEMICALS - 15.6%
Commodity Chemicals - 2.4%
Arkema (a)	31,900	1,236,278
Celanese Corp. Class A	83,700	1,607,877
Georgia Gulf Corp.	29,900	761,254
Lyondell Chemical Co.	46,800	1,042,236
NOVA Chemicals Corp.	15,600	460,170
Pioneer Companies, Inc. (a)	13,600	357,136
Westlake Chemical Corp.	22,500	616,500
		6,081,451
Diversified Chemicals - 5.3%
Ashland, Inc.	17,300	1,150,623
Dow Chemical Co.	136,700	4,727,086
E.I. du Pont de Nemours & Co.	136,600	5,417,556
FMC Corp.	30,600	1,887,714
		13,182,979
Fertilizers & Agricultural Chemicals - 2.5%
Agrium, Inc.	29,700	719,403
Monsanto Co.	45,600	1,960,344
Mosaic Co.	103,851	1,629,422
Potash Corp. of Saskatchewan, Inc.	17,300	1,634,850
The Scotts Miracle-Gro Co. Class A	4,800	188,304
		6,132,323
Industrial Gases - 2.3%
Air Products & Chemicals, Inc.	21,400	1,368,102
Airgas, Inc.	10,200	369,750
Linde AG	15,170	1,281,815
Praxair, Inc.	48,700	2,670,708
		5,690,375
Specialty Chemicals - 3.1%
Albemarle Corp.	20,900	1,053,778
Chemtura Corp.	99,094	853,199
Cytec Industries, Inc.	61,300	3,274,033
Common Stocks - continued
	Shares	Value (Note 1)
CHEMICALS - CONTINUED
Specialty Chemicals - continued
Ecolab, Inc.	33,700	$ 1,451,459
Ferro Corp.	27,700	447,355
Lubrizol Corp.	200	8,554
Minerals Technologies, Inc.	200	10,124
Rohm & Haas Co.	10,600	488,872
		7,587,374
TOTAL CHEMICALS		38,674,502
COMMERCIAL SERVICES & SUPPLIES - 2.2%
Diversified Commercial & Professional Services - 0.2%
The Brink's Co.	8,400	462,756
Environmental & Facility Services - 1.4%
Allied Waste Industries, Inc.	87,900	893,064
Republic Services, Inc.	10,000	401,600
Waste Connections, Inc. (a)	14,550	543,879
Waste Management, Inc.	50,600	1,739,628
		3,578,171
Human Resource & Employment Services - 0.6%
CDI Corp.	38,600	754,630
Robert Half International, Inc.	21,900	708,684
		1,463,314
TOTAL COMMERCIAL SERVICES & SUPPLIES		5,504,241
COMMUNICATIONS EQUIPMENT - 0.6%
Communications Equipment - 0.6%
Dycom Industries, Inc. (a)	16,600	298,634
Harris Corp.	28,000	1,275,400
		1,574,034
CONSTRUCTION & ENGINEERING - 5.7%
Construction & Engineering - 5.7%
Chicago Bridge & Iron Co. NV (NY Shares)	95,500	2,316,830
Comfort Systems USA, Inc.	42,200	581,094
Fluor Corp.	53,500	4,698,905
Foster Wheeler Ltd. (a)	9,900	377,586
Infrasource Services, Inc. (a)	64,200	1,192,836
Jacobs Engineering Group, Inc. (a)	12,000	995,880
Shaw Group, Inc. (a)	125,900	2,604,871
SNC-Lavalin Group, Inc.	53,300	1,342,862
		14,110,864
CONSTRUCTION MATERIALS - 0.5%
Construction Materials - 0.5%
Martin Marietta Materials, Inc.	3,200	257,664
Vulcan Materials Co.	15,400	1,031,338
		1,289,002

	Shares	Value (Note 1)
CONTAINERS & PACKAGING - 0.2%
Metal & Glass Containers - 0.2%
Crown Holdings, Inc. (a)	16,200	$ 269,892
Owens-Illinois, Inc.	11,000	166,430
		436,322
ELECTRICAL EQUIPMENT - 4.2%
Electrical Components & Equipment - 3.3%
AMETEK, Inc.	5,900	250,278
Cooper Industries Ltd. Class A	13,200	1,137,312
Emerson Electric Co.	54,500	4,301,140
Hubbell, Inc. Class B	9,700	455,900
Rockwell Automation, Inc.	22,900	1,419,342
Roper Industries, Inc.	7,300	329,960
Thomas & Betts Corp. (a)	4,900	231,917
		8,125,849
Heavy Electrical Equipment - 0.9%
ABB Ltd. sponsored ADR	94,100	1,216,713
Global Power Equipment Group, Inc. (a)(d)	135,300	358,545
Vestas Wind Systems AS (a)	26,600	717,184
		2,292,442
TOTAL ELECTRICAL EQUIPMENT		10,418,291
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
Electronic Equipment & Instruments - 0.1%
Cogent, Inc. (a)	8,600	121,690
CPI International, Inc.	1,000	13,980
FARO Technologies, Inc. (a)	12,200	196,786
		332,456
FOOD PRODUCTS - 0.2%
Packaged Foods & Meats - 0.2%
Imperial Sugar Co.	16,000	383,040
HOUSEHOLD DURABLES - 1.8%
Homebuilding - 1.8%
D.R. Horton, Inc.	40,400	865,772
KB Home	32,300	1,373,396
Pulte Homes, Inc.	23,000	655,500
Ryland Group, Inc.	28,300	1,156,055
Toll Brothers, Inc. (a)	13,200	337,524
		4,388,247
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.2%
Independent Power Producers & Energy Traders - 0.2%
Mirant Corp. (a)	15,400	409,178
INDUSTRIAL CONGLOMERATES - 15.5%
Industrial Conglomerates - 15.5%
3M Co.	110,360	7,769,344
General Electric Co. (d)	611,200	19,980,128
Smiths Group PLC	59,900	1,008,744
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL CONGLOMERATES - CONTINUED
Industrial Conglomerates - continued
Textron, Inc.	25,700	$ 2,310,687
Tyco International Ltd.	284,000	7,409,560
		38,478,463
IT SERVICES - 0.5%
IT Consulting & Other Services - 0.5%
CACI International, Inc. Class A (a)	9,000	507,150
ManTech International Corp. Class A (a)	16,600	467,954
NCI, Inc. Class A	2,800	37,968
SI International, Inc. (a)	6,100	166,408
		1,179,480
LIFE SCIENCES TOOLS & SERVICES - 0.0%
Life Science Tools & Services - 0.0%
Varian, Inc. (a)	2,700	121,446
MACHINERY - 11.4%
Construction & Farm Machinery & Heavy Trucks - 5.8%
AGCO Corp. (a)	9,400	215,824
American Railcar Industries, Inc.	200	5,530
Bucyrus International, Inc. Class A	13,229	644,385
Caterpillar, Inc.	75,200	5,329,424
Deere & Co.	62,200	4,513,854
Joy Global, Inc.	22,600	847,952
Manitowoc Co., Inc.	18,900	742,014
Navistar International Corp. (a)	14,940	334,058
Samsung Heavy Industries Ltd.	890	21,897
Terex Corp. (a)	13,200	591,888
Toro Co.	24,200	1,002,122
Wabash National Corp.	12,300	175,152
		14,424,100
Industrial Machinery - 5.6%
Actuant Corp. Class A	1,800	79,218
Atlas Copco AB (B Shares)	41,200	977,509
Danaher Corp.	34,400	2,242,880
Dover Corp.	17,200	810,808
Illinois Tool Works, Inc.	129,200	5,908,316
ITT Industries, Inc.	37,100	1,875,405
KCI Konecranes Oyj	61,700	1,134,900
Pentair, Inc.	8,300	238,376
Schindler Holding AG (participation certificate)	9,750	522,894
		13,790,306
TOTAL MACHINERY		28,214,406
MARINE - 0.7%
Marine - 0.7%
Alexander & Baldwin, Inc.	5,120	205,312
Camillo Eitzen & Co. ASA	36,500	379,547

	Shares	Value (Note 1)
Odfjell ASA (A Shares)	39,500	$ 609,697
Stolt-Nielsen SA (d)	23,200	523,957
		1,718,513
METALS & MINING - 4.3%
Steel - 4.3%
Allegheny Technologies, Inc.	36,700	2,344,763
Carpenter Technology Corp.	10,300	1,013,520
IPSCO, Inc.	5,000	471,721
Mittal Steel Co. NV Class A (NY Shares) (d)	89,400	3,058,374
Nucor Corp.	26,000	1,382,420
Oregon Steel Mills, Inc. (a)	26,800	1,239,232
United States Steel Corp.	18,200	1,147,874
		10,657,904
OIL, GAS & CONSUMABLE FUELS - 0.3%
Coal & Consumable Fuels - 0.3%
CONSOL Energy, Inc.	12,200	502,152
Massey Energy Co.	6,400	171,008
		673,160
Oil & Gas Storage & Transport - 0.0%
Overseas Shipholding Group, Inc.	300	19,317
TOTAL OIL, GAS & CONSUMABLE FUELS		692,477
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Specialized REITs - 0.1%
Potlatch Corp.	10,690	369,981
ROAD & RAIL - 6.0%
Railroads - 3.9%
Burlington Northern Santa Fe Corp.	40,000	2,756,400
CSX Corp.	55,000	3,337,400
Kansas City Southern	600	14,772
Norfolk Southern Corp.	71,800	3,117,556
Union Pacific Corp.	5,800	493,000
		9,719,128
Trucking - 2.1%
Con-way, Inc.	20,900	1,034,132
Laidlaw International, Inc.	17,300	458,450
Landstar System, Inc.	79,126	3,377,889
Old Dominion Freight Lines, Inc. (a)	12,200	397,476
		5,267,947
TOTAL ROAD & RAIL		14,987,075
SPECIALTY RETAIL - 0.2%
Computer & Electronics Retail - 0.0%
Gamestop Corp. Class B (a)	2,300	86,480
Home Improvement Retail - 0.2%
Sherwin-Williams Co.	8,600	435,160
TOTAL SPECIALTY RETAIL		521,640
Common Stocks - continued
	Shares	Value (Note 1)
TRADING COMPANIES & DISTRIBUTORS - 1.1%
Trading Companies & Distributors - 1.1%
H&E Equipment Services, Inc.	600	$ 15,888
MSC Industrial Direct Co., Inc. Class A	51,800	2,135,714
Watsco, Inc.	6,300	279,216
WESCO International, Inc. (a)	4,900	285,425
		2,716,243
TRANSPORTATION INFRASTRUCTURE - 0.0%
Airport Services - 0.0%
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	600	17,958
Marine Ports & Services - 0.0%
Eitzen Maritime Services ASA (a)	8,895	3,151
TOTAL TRANSPORTATION INFRASTRUCTURE		21,109
TOTAL COMMON STOCKS (Cost $238,539,237)		247,750,397
Nonconvertible Preferred Stocks - 0.0%

AEROSPACE & DEFENSE - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC Series B (Cost $4,540)	2,551,357	4,947
Money Market Funds - 9.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.3% (b)	1,155,272	$ 1,155,272
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	22,460,490	22,460,490
TOTAL MONEY MARKET FUNDS (Cost $23,615,762)		23,615,762
TOTAL INVESTMENT PORTFOLIO - 109.6% (Cost $262,159,539)		271,371,106
NET OTHER ASSETS - (9.6)%		(23,690,409)
NET ASSETS - 100%		$ 247,680,697
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 198,282
Fidelity Securities Lending Cash Central Fund	82,525
Total	$ 280,807
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.5%
Netherlands	3.7%
Canada	1.9%
Germany	1.5%
United Kingdom	1.2%
France	1.0%
Others (individually less than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Advisor Cyclical Industries Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $21,806,330) - See accompanying schedule: Unaffiliated issuers (cost $238,543,777)	$ 247,755,344
Affiliated Central Funds (cost $23,615,762)	23,615,762
Total Investments (cost $262,159,539)		$ 271,371,106
Foreign currency held at value (cost $19)		19
Receivable for investments sold		1,647,671
Receivable for fund shares sold		1,867,440
Dividends receivable		139,271
Interest receivable		30,659
Prepaid expenses		200
Other receivables		48,967
Total assets		275,105,333

Liabilities
Payable for investments purchased	$ 4,019,742
Payable for fund shares redeemed	614,443
Accrued management fee	117,153
Distribution fees payable	109,325
Other affiliated payables	70,442
Other payables and accrued expenses	33,041
Collateral on securities loaned, at value	22,460,490
Total liabilities		27,424,636

Net Assets		$ 247,680,697
Net Assets consist of:
Paid in capital		$ 222,920,076
Undistributed net investment income		65,095
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		15,483,845
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,211,681
Net Assets		$ 247,680,697

Statement of Assets and Liabilities - continued

July 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($99,254,953 ÷ 4,479,900 shares)	$ 22.16

Maximum offering price per share (100/94.25 of $22.16)	$ 23.51
Class T: Net Asset Value and redemption price per share ($55,936,458 ÷ 2,559,296 shares)	$ 21.86

Maximum offering price per share (100/96.50 of $21.86)	$ 22.65
Class B: Net Asset Value and offering price per share ($37,082,405 ÷ 1,763,925 shares)A	$ 21.02

Class C: Net Asset Value and offering price per share ($42,363,478 ÷ 2,002,065 shares)A	$ 21.16

Institutional Class: Net Asset Value, offering price and redemption price per share ($13,043,403 ÷ 572,922 shares)	$ 22.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Cyclical Industries Fund
Financial Statements - continued

Statement of Operations

Year ended July 31, 2006

Investment Income
Dividends		$ 2,604,846
Interest		94
Income from affiliated Central Funds		280,807
Total income		2,885,747

Expenses
Management fee	$ 1,036,201
Transfer agent fees	574,797
Distribution fees	1,027,192
Accounting and security lending fees	75,820
Independent trustees' compensation	694
Custodian fees and expenses	17,589
Registration fees	76,551
Audit	41,823
Legal	1,870
Miscellaneous	2,258
Total expenses before reductions	2,854,795
Expense reductions	(36,545)	2,818,250
Net investment income (loss)		67,497
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,802,300
Foreign currency transactions	(1,826)
Total net realized gain (loss)		16,800,474
Change in net unrealized appreciation (depreciation) on: Investment securities	(9,655,028)
Assets and liabilities in foreign currencies	14
Total change in net unrealized appreciation (depreciation)		(9,655,014)
Net gain (loss)		7,145,460
Net increase (decrease) in net assets resulting from operations		$ 7,212,957

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 67,497	$ (263,519)
Net realized gain (loss)	16,800,474	8,599,225
Change in net unrealized appreciation (depreciation)	(9,655,014)	12,830,783
Net increase (decrease) in net assets resulting from operations	7,212,957	21,166,489
Distributions to shareholders from net realized gain	(7,122,799)	(3,376,455)
Share transactions - net increase (decrease)	109,957,564	68,385,639
Redemption fees	25,597	12,053
Total increase (decrease) in net assets	110,073,319	86,187,726

Net Assets
Beginning of period	137,607,378	51,419,652
End of period (including undistributed net investment income of $65,095 and accumulated net investment loss of $15, respectively)	$ 247,680,697	$ 137,607,378

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 21.53	$ 18.10	$ 14.15	$ 12.75	$ 15.15
Income from Investment Operations
Net investment income (loss) C	.08	.02	(.02)	.06	(.04)
Net realized and unrealized gain (loss)	1.63	4.35	3.96	1.36	(2.37)
Total from investment operations	1.71	4.37	3.94	1.42	(2.41)
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	(1.08)	(.94)	-	-	-
Total distributions	(1.08)	(.94)	-	(.02)	-
Redemption fees added to paid in capital C	- E	- E	.01	- E	.01
Net asset value, end of period	$ 22.16	$ 21.53	$ 18.10	$ 14.15	$ 12.75
Total Return A, B	8.40%	25.04%	27.92%	11.16%	(15.84)%
Ratios to Average Net Assets D
Expenses before reductions	1.26%	1.34%	1.65%	1.99%	1.83%
Expenses net of fee waivers, if any	1.26%	1.34%	1.50%	1.53%	1.50%
Expenses net of all reductions	1.24%	1.29%	1.47%	1.46%	1.49%
Net investment income (loss)	.34%	.09%	(.12)%	.46%	(.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 99,255	$ 40,264	$ 12,612	$ 4,272	$ 3,160
Portfolio turnover rate	94%	116%	106%	149%	45%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 21.27	$ 17.90	$ 14.02	$ 12.66	$ 15.09
Income from Investment Operations
Net investment income (loss) C	.02	(.03)	(.06)	.03	(.07)
Net realized and unrealized gain (loss)	1.61	4.31	3.93	1.34	(2.36)
Total from investment operations	1.63	4.28	3.87	1.37	(2.43)
Distributions from net investment income	-	-	-	(.01)	-
Distributions from net realized gain	(1.04)	(.91)	-	-	-
Total distributions	(1.04)	(.91)	-	(.01)	-
Redemption fees added to paid in capital C	- E	- E	.01	- E	- E
Net asset value, end of period	$ 21.86	$ 21.27	$ 17.90	$ 14.02	$ 12.66
Total Return A, B	8.13%	24.78%	27.67%	10.84%	(16.10)%
Ratios to Average Net Assets D
Expenses before reductions	1.49%	1.57%	1.90%	2.25%	2.07%
Expenses net of fee waivers, if any	1.49%	1.57%	1.75%	1.78%	1.75%
Expenses net of all reductions	1.47%	1.52%	1.72%	1.71%	1.74%
Net investment income (loss)	.11%	(.14)%	(.36)%	.22%	(.50)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,936	$ 40,126	$ 13,089	$ 5,493	$ 6,216
Portfolio turnover rate	94%	116%	106%	149%	45%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 20.55	$ 17.27	$ 13.61	$ 12.33	$ 14.77
Income from Investment Operations
Net investment income (loss) C	(.09)	(.13)	(.14)	(.03)	(.14)
Net realized and unrealized gain (loss)	1.55	4.17	3.79	1.31	(2.30)
Total from investment operations	1.46	4.04	3.65	1.28	(2.44)
Distributions from net realized gain	(.99)	(.76)	-	-	-
Redemption fees added to paid in capital C	- E	- E	.01	- E	- E
Net asset value, end of period	$ 21.02	$ 20.55	$ 17.27	$ 13.61	$ 12.33
Total Return A, B	7.54%	24.12%	26.89%	10.38%	(16.52)%
Ratios to Average Net Assets D
Expenses before reductions	2.04%	2.11%	2.37%	2.68%	2.58%
Expenses net of fee waivers, if any	2.04%	2.11%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.02%	2.07%	2.22%	2.18%	2.24%
Net investment income (loss)	(.44)%	(.68)%	(.87)%	(.26)%	(1.00)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,082	$ 32,242	$ 14,722	$ 9,005	$ 9,008
Portfolio turnover rate	94%	116%	106%	149%	45%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 20.68	$ 17.36	$ 13.67	$ 12.39	$ 14.84
Income from Investment Operations
Net investment income (loss) C	(.08)	(.12)	(.14)	(.03)	(.14)
Net realized and unrealized gain (loss)	1.56	4.19	3.82	1.31	(2.31)
Total from investment operations	1.48	4.07	3.68	1.28	(2.45)
Distributions from net realized gain	(1.00)	(.75)	-	-	-
Redemption fees added to paid in capital C	- E	- E	.01	- E	- E
Net asset value, end of period	$ 21.16	$ 20.68	$ 17.36	$ 13.67	$ 12.39
Total Return A, B	7.59%	24.16%	26.99%	10.33%	(16.51)%
Ratios to Average Net Assets D
Expenses before reductions	1.99%	2.07%	2.28%	2.57%	2.49%
Expenses net of fee waivers, if any	1.99%	2.07%	2.25%	2.25%	2.25%
Expenses net of all reductions	1.97%	2.02%	2.22%	2.18%	2.24%
Net investment income (loss)	(.38)%	(.64)%	(.87)%	(.26)%	(1.00)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,363	$ 20,595	$ 9,507	$ 5,307	$ 5,143
Portfolio turnover rate	94%	116%	106%	149%	45%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 22.06	$ 18.48	$ 14.41	$ 12.96	$ 15.37
Income from Investment Operations
Net investment income (loss) B	.16	.07	.02	.09	- D
Net realized and unrealized gain (loss)	1.66	4.46	4.04	1.39	(2.41)
Total from investment operations	1.82	4.53	4.06	1.48	(2.41)
Distributions from net investment income	-	-	-	(.03)	-
Distributions from net realized gain	(1.11)	(.95)	-	-	-
Total distributions	(1.11)	(.95)	-	(.03)	-
Redemption fees added to paid in capital B	- D	- D	.01	- D	- D
Net asset value, end of period	$ 22.77	$ 22.06	$ 18.48	$ 14.41	$ 12.96
Total Return A	8.73%	25.41%	28.24%	11.46%	(15.68)%
Ratios to Average Net Assets C
Expenses before reductions	.91%	1.06%	1.38%	1.55%	1.45%
Expenses net of fee waivers, if any	.91%	1.06%	1.25%	1.25%	1.25%
Expenses net of all reductions	.89%	1.01%	1.22%	1.18%	1.24%
Net investment income (loss)	.69%	.37%	.13%	.74%	-
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,043	$ 4,379	$ 1,490	$ 1,156	$ 2,104
Portfolio turnover rate	94%	116%	106%	149%	45%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Cyclical Industries Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 24,219,736
Unrealized depreciation	(15,471,495)
Net unrealized appreciation (depreciation)	8,748,241
Undistributed ordinary income	6,963,178
Undistributed long-term capital gain	7,637,278

Cost for federal income tax purposes	$ 262,622,865

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ 2,645,179	$ 1,163,274
Long-term Capital Gains	4,477,620	2,213,181
Total	$ 7,122,799	$ 3,376,455

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

On September 21, 2006, the Board of Trustees approved a change in the redemption fee. Effective October 1, 2006, shares held in the Fund less than 30 days will be subject to a redemption fee equal to .75% of the proceeds of the redeemed shares.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $273,277,250 and $169,163,154, respectively.

Cyclical Industries

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 157,391	$ 2,381
Class T	.25%	.25%	237,750	-
Class B	.75%	.25%	348,343	261,258
Class C	.75%	.25%	283,708	120,119
			$ 1,027,192	$ 383,758

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 212,424
Class T	22,077
Class B*	75,442
Class C *	8,457
$ 318,400

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 202,587.32
Class T	145,487.31
Class B	122,428.35
Class C	84,476.30
Institutional Class	19,819.22
	$ 574,797

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,065 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $489 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $82,525.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $35,804 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $741.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2006	2005
From net realized gain
Class A	$ 2,209,329	$ 1,008,608
Class T	1,993,493	1,078,512
Class B	1,595,001	740,358
Class C	1,032,683	457,235
Institutional Class	292,293	91,742
Total	$ 7,122,799	$ 3,376,455

Cyclical Industries

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	3,250,873	1,834,275	$ 73,798,607	$ 35,637,759
Reinvestment of distributions	97,417	37,514	1,982,904	702,375
Shares redeemed	(738,421)	(698,605)	(16,310,331)	(13,721,410)
Net increase (decrease)	2,609,869	1,173,184	$ 59,471,180	$ 22,618,724
Class T
Shares sold	1,053,819	1,414,958	$ 23,194,479	$ 26,674,948
Reinvestment of distributions	95,171	55,963	1,914,595	1,036,099
Shares redeemed	(476,485)	(315,493)	(10,217,427)	(6,149,352)
Net increase (decrease)	672,505	1,155,428	$ 14,891,647	$ 21,561,695
Class B
Shares sold	691,509	1,024,205	$ 14,823,678	$ 19,088,560
Reinvestment of distributions	68,369	34,674	1,329,447	620,788
Shares redeemed	(564,827)	(342,241)	(11,906,215)	(6,386,553)
Net increase (decrease)	195,051	716,638	$ 4,246,910	$ 13,322,795
Class C
Shares sold	1,219,100	649,529	$ 26,650,232	$ 12,242,436
Reinvestment of distributions	42,653	19,147	834,597	344,742
Shares redeemed	(255,670)	(220,294)	(5,350,637)	(4,110,203)
Net increase (decrease)	1,006,083	448,382	$ 22,134,192	$ 8,476,975
Institutional Class
Shares sold	685,802	168,340	$ 16,202,741	$ 3,418,465
Reinvestment of distributions	7,337	3,419	152,999	65,261
Shares redeemed	(318,752)	(53,860)	(7,142,105)	(1,078,276)
Net increase (decrease)	374,387	117,899	$ 9,213,635	$ 2,405,450

Annual Report

Advisor Developing Communications Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	-10.77%	-3.94%	-6.49%
Class T (incl. 3.50% sales charge)	-8.83%	-3.75%	-6.32%
Class B (incl. contingent deferred sales charge)B	-10.75%	-3.93%	-6.37%
Class C (incl. contingent deferred sales charge)C	-6.99%	-3.54%	-6.20%

A From December 27, 2000.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Developing Communications Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Developing Communications Fund

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Developing Communications Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned -5.32%, -5.52%, -6.05% and -6.05%, respectively (excluding sales charges), topping the -6.42% return of the Goldman Sachs® Technology Index but trailing the S&P 500. Stock selection in the Internet software/services and semiconductor groups particularly helped performance versus the sector index, along with an overweighting in wireless telecommunications services. Underweighting the semiconductor group also added value. Among individual holdings, overweighting search engine Google boosted performance. Additionally, not owning several poorly performing major index components, including eBay, Intel and Dell, was beneficial. An out-of-benchmark position in Finnish wireless handset manufacturer Nokia further aided our results, as did a large stake in wireline equipment provider CIENA. Conversely, performance suffered due to weak stock selection and an overweighting in communications equipment. Further hampering performance were my picks in wireless telecom services and in applications software, along with underweightings in systems software and computer hardware. Canada-based Nortel Networks hurt performance amid the market weakness, investor cautiousness and intensifying industry competition. Also weighing on our results were Juniper Networks and Openwave Systems, along with not owning index components Hewlett-Packard and Apple Computer.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Developing Communications Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 820.00	$ 6.32
Hypothetical A	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 818.90	$ 7.44
Hypothetical A	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 816.60	$ 9.68
Hypothetical A	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 816.60	$ 9.68
Hypothetical A	$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class
Actual	$ 1,000.00	$ 820.20	$ 5.19
Hypothetical A	$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Institutional Class	1.15%

Annual Report

Advisor Developing Communications Fund

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Corning, Inc.	8.4	4.9
QUALCOMM, Inc.	7.8	7.0
Motorola, Inc.	7.0	4.9
Comverse Technology, Inc.	5.5	2.9
Nortel Networks Corp.	4.7	6.3
American Tower Corp. Class A	4.6	2.8
Google, Inc. Class A (sub. vtg.)	4.0	6.1
CIENA Corp.	2.7	2.2
Juniper Networks, Inc.	2.4	2.7
F5 Networks, Inc.	2.3	2.9
	49.4
Top Industries (% of fund's net assets)
As of July 31, 2006
Communications Equipment	62.3%
Semiconductors & Semiconductor Equipment	12.1%
Wireless Telecommunication Services	8.2%
Internet Software & Services	5.3%
Computers & Peripherals	3.3%
All Others*	8.8%

As of January 31, 2006
Communications Equipment	60.2%
Wireless Telecommunication Services	13.4%
Internet Software & Services	9.2%
Semiconductors & Semiconductor Equipment	7.1%
Electronic Equipment & Instruments	2.8%
All Others*	7.3%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Developing Communications Fund

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 0.8%
Diversified Commercial & Professional Services - 0.8%
Tele Atlas NV (a)	5,200	$ 85,153
COMMUNICATIONS EQUIPMENT - 62.1%
Communications Equipment - 62.1%
3Com Corp. (a)	8,000	37,920
ADC Telecommunications, Inc. (a)	7,200	88,056
Adtran, Inc.	3,183	69,612
ADVA AG Optical Networking (a)	7,682	64,665
Alvarion Ltd. (a)	3,200	17,088
Andrew Corp. (a)	7,100	59,995
Arris Group, Inc. (a)	3,700	39,553
AudioCodes Ltd. (a)	14,000	135,800
Avanex Corp. (a)	11,600	14,964
Bookham, Inc. (a)	20,872	62,199
C-COR, Inc. (a)	800	5,288
Ceragon Networks Ltd. (a)	15,600	72,540
CIENA Corp. (a)	78,250	284,048
CommScope, Inc. (a)	300	9,369
Comtech Group, Inc. (a)	2,301	24,345
Comverse Technology, Inc. (a)	30,206	585,392
Corning, Inc.	46,600	888,659
CSR PLC (a)	4,700	99,651
ECI Telecom Ltd. (a)	6,100	40,870
F5 Networks, Inc. (a)	5,300	245,602
Foundry Networks, Inc. (a)	10,000	103,600
Foxconn International Holdings Ltd. (a)	2,000	4,649
Ixia (a)	3,600	33,372
JDS Uniphase Corp. (a)	41,000	87,330
Juniper Networks, Inc. (a)	18,950	254,878
Lucent Technologies, Inc. (a)	77,600	165,288
Motorola, Inc.	32,800	746,528
MRV Communications, Inc. (a)	9,317	22,174
Nokia Corp. sponsored ADR	5,600	111,160
Nortel Networks Corp.	253,700	497,253
Orckit Communications Ltd. (a)	4,000	30,800
Powerwave Technologies, Inc. (a)	12,400	98,456
QUALCOMM, Inc.	23,500	828,610
Research In Motion Ltd. (a)	2,940	192,952
Riverstone Networks, Inc. (a)	30,300	27,270
Sandvine Corp. (c)	58,300	136,679
Sonus Networks, Inc. (a)	24,804	111,122
Stratex Networks, Inc. (a)	13,100	45,981
Symmetricom, Inc. (a)	12,500	88,500
Tekelec (a)	8,100	83,349
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	22	693
Telson Electronics Co. Ltd. (a)	16,942	0
Terayon Communication Systems, Inc. (a)	55,300	45,899
TomTom Group BV (a)	900	33,488
Tut Systems, Inc. (a)	2,400	2,640
		6,598,287

	Shares	Value (Note 1)
COMPUTERS & PERIPHERALS - 3.3%
Computer Hardware - 1.6%
Compal Electronics, Inc.	5,509	$ 5,022
Concurrent Computer Corp. (a)	86,617	161,108
NEC Corp. sponsored ADR	90	492
		166,622
Computer Storage & Peripherals - 1.7%
M-Systems Flash Disk Pioneers Ltd. (a)	800	28,800
Novatel Wireless, Inc. (a)	3,500	38,710
Synaptics, Inc. (a)	4,600	96,692
Xyratex Ltd. (a)	800	18,592
		182,794
TOTAL COMPUTERS & PERIPHERALS		349,416
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Alternative Carriers - 0.2%
Level 3 Communications, Inc. (a)	5,900	23,069
Integrated Telecommunication Services - 0.3%
Embarq Corp.	30	1,358
Philippine Long Distance Telephone Co. sponsored ADR	900	35,271
		36,629
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		59,698
ELECTRICAL EQUIPMENT - 0.1%
Electrical Components & Equipment - 0.1%
Energy Conversion Devices, Inc. (a)	300	10,095
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.8%
Electronic Equipment & Instruments - 2.5%
AU Optronics Corp. sponsored ADR	3,500	51,590
Chi Mei Optoelectronics Corp.	7,549	8,599
Dolby Laboratories, Inc. Class A (a)	1,000	20,050
HannStar Display Corp.	58,000	8,183
LG.Philips LCD Co. Ltd. sponsored ADR (a)	6,900	122,751
Nippon Electric Glass Co. Ltd.	2,000	44,658
Photon Dynamics, Inc. (a)	916	9,728
		265,559
Electronic Manufacturing Services - 0.3%
Molex, Inc.	500	15,860
Trimble Navigation Ltd. (a)	300	14,409
		30,269
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		295,828
HOUSEHOLD DURABLES - 0.2%
Consumer Electronics - 0.2%
Directed Electronics, Inc.	2,200	25,454
Common Stocks - continued
	Shares	Value (Note 1)
INTERNET SOFTWARE & SERVICES - 5.3%
Internet Software & Services - 5.3%
aQuantive, Inc. (a)	1,000	$ 20,500
Google, Inc. Class A (sub. vtg.) (a)	1,093	422,554
Openwave Systems, Inc. (a)	18,107	119,325
		562,379
MEDIA - 0.9%
Broadcasting & Cable TV - 0.9%
EchoStar Communications Corp. Class A (a)	2,900	101,645
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 12.1%
Semiconductor Equipment - 0.9%
EMCORE Corp. (a)	6,200	43,772
MEMC Electronic Materials, Inc. (a)	1,600	48,672
		92,444
Semiconductors - 11.2%
Actel Corp. (a)	451	6,116
Advanced Analogic Technologies, Inc.	6,400	60,224
AMIS Holdings, Inc. (a)	6,600	61,908
ANADIGICS, Inc. (a)	6,100	33,672
Analog Devices, Inc.	700	22,631
Applied Micro Circuits Corp. (a)	11,432	29,495
ARM Holdings PLC sponsored ADR	5,200	33,748
Broadcom Corp. Class A (a)	3,200	76,768
Conexant Systems, Inc. (a)	12,800	22,912
Cree, Inc. (a)	1,100	21,703
Exar Corp. (a)	143	1,852
Freescale Semiconductor, Inc. Class A (a)	4,600	131,698
Intersil Corp. Class A	800	18,808
Marvell Technology Group Ltd. (a)	1,200	22,260
Microtune, Inc. (a)	7,200	41,832
Mindspeed Technologies, Inc. (a)	12,509	22,391
MIPS Technologies, Inc. (a)	1,398	8,849
Netlogic Microsystems, Inc. (a)	2,100	51,450
Novatek Microelectronics Corp.	16,648	81,852
O2Micro International Ltd. sponsored ADR (a)	10,200	61,098
Pericom Semiconductor Corp. (a)	1,700	14,280
Pixelplus Co. Ltd. sponsored ADR	3,600	7,200
PLX Technology, Inc. (a)	1,400	12,838
PowerDsine Ltd. (a)	3,000	21,840
RF Micro Devices, Inc. (a)	3,400	20,944
Sigma Designs, Inc. (a)	5,988	54,371
Silicon Motion Technology Corp. sponsored ADR	2,000	26,760

	Shares	Value (Note 1)
Silicon On Insulator Technologies SA (SOITEC) (a)	2,400	$ 64,011
Silicon Storage Technology, Inc. (a)	1,200	4,776
SiRF Technology Holdings, Inc. (a)	200	3,820
Skyworks Solutions, Inc. (a)	4,900	21,511
Spansion, Inc. Class A	3,800	53,124
Transmeta Corp. (a)	5,800	7,830
Trident Microsystems, Inc. (a)	3,400	58,548
Vimicro International Corp. sponsored ADR	700	7,525
		1,190,645
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		1,283,089
SOFTWARE - 2.9%
Application Software - 2.2%
ECtel Ltd. (a)	84	360
NAVTEQ Corp. (a)	1,000	28,180
Ulticom, Inc. (a)	20,298	201,559
		230,099
Home Entertainment Software - 0.2%
Ubisoft Entertainment SA (a)	400	19,416
Systems Software - 0.5%
Ubiquity Software Corp. PLC (a)	68,200	26,754
Wind River Systems, Inc. (a)	3,800	31,426
		58,180
TOTAL SOFTWARE		307,695
WIRELESS TELECOMMUNICATION SERVICES - 8.2%
Wireless Telecommunication Services - 8.2%
American Tower Corp. Class A (a)	14,600	493,480
Crown Castle International Corp.	4,900	172,627
MTN Group Ltd.	3,800	29,044
NII Holdings, Inc. (a)	300	15,834
SBA Communications Corp. Class A (a)	4,800	114,624
Sprint Nextel Corp.	500	9,900
Vimpel Communications sponsored ADR (a)	600	28,920
WiderThan Co. Ltd. ADR	600	5,430
		869,859
TOTAL COMMON STOCKS (Cost $12,811,506)		10,548,598
Convertible Bonds - 0.2%
Principal Amount
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
CIENA Corp. 0.25% 5/1/13 (Cost $20,000)	$ 20,000	16,734
Money Market Funds - 0.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.3% (b) (Cost $24,915)	24,915	$ 24,915
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $12,856,421)		10,590,247
NET OTHER ASSETS - 0.4%		40,012
NET ASSETS - 100%		$ 10,630,259
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $136,679 or 1.3% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,483
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	78.3%
Canada	7.8%
Israel	3.4%
Taiwan	1.6%
United Kingdom	1.4%
Korea (South)	1.3%
Netherlands	1.1%
Finland	1.0%
Cayman Islands	1.0%
Others (individually less than 1%)	3.1%
100.0%
Income Tax Information
At July 31, 2006, the fund had a capital loss carryforward of approximately $359,916 all of which will expire on July 31, 2013.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Developing Communications Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $12,831,506)	$ 10,565,332
Affiliated Central Funds (cost $24,915)	24,915
Total Investments (cost $12,856,421)		$ 10,590,247
Receivable for investments sold		178,888
Receivable for fund shares sold		51,463
Dividends receivable		2,929
Interest receivable		359
Prepaid expenses		16
Receivable from investment adviser for expense reductions		3,274
Other receivables		917
Total assets		10,828,093

Liabilities
Payable for investments purchased	$ 78,060
Payable for fund shares redeemed	69,603
Accrued management fee	5,358
Distribution fees payable	5,850
Other affiliated payables	4,260
Other payables and accrued expenses	34,703
Total liabilities		197,834

Net Assets		$ 10,630,259
Net Assets consist of:
Paid in capital		$ 13,423,377
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(526,939)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,266,179)
Net Assets		$ 10,630,259

Statement of Assets and Liabilities - continued

July 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,145,308 ÷ 431,446 shares)	$ 7.29

Maximum offering price per share (100/94.25 of $7.29)	$ 7.73
Class T: Net Asset Value and redemption price per share ($2,931,614 ÷ 407,647 shares)	$ 7.19

Maximum offering price per share (100/96.50 of $7.19)	$ 7.45
Class B: Net Asset Value and offering price per share ($2,406,405 ÷ 344,110 shares)A	$ 6.99

Class C: Net Asset Value and offering price per share ($1,768,364 ÷ 252,970 shares)A	$ 6.99

Institutional Class: Net Asset Value, offering price and redemption price per share ($378,568 ÷ 51,194 shares)	$ 7.39

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Developing Communications Fund
Financial Statements - continued

Statement of Operations

Year ended July 31, 2006

Investment Income
Dividends		$ 25,480
Interest		281
Income from affiliated Central Funds		7,483
Total income		33,244

Expenses
Management fee	$ 70,490
Transfer agent fees	54,743
Distribution fees	82,167
Accounting fees and expenses	5,125
Independent trustees' compensation	50
Custodian fees and expenses	18,187
Registration fees	47,515
Audit	41,336
Legal	228
Miscellaneous	145
Total expenses before reductions	319,986
Expense reductions	(105,112)	214,874
Net investment income (loss)		(181,630)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,009,045
Foreign currency transactions	2,014
Total net realized gain (loss)		2,011,059
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,911,711)
Assets and liabilities in foreign currencies	(3,384)
Total change in net unrealized appreciation (depreciation)		(2,915,095)
Net gain (loss)		(904,036)
Net increase (decrease) in net assets resulting from operations		$ (1,085,666)

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (181,630)	$ (166,932)
Net realized gain (loss)	2,011,059	(1,564,905)
Change in net unrealized appreciation (depreciation)	(2,915,095)	3,600,997
Net increase (decrease) in net assets resulting from operations	(1,085,666)	1,869,160
Share transactions - net increase (decrease)	1,243,705	(4,921,642)
Redemption fees	3,257	6,207
Total increase (decrease) in net assets	161,296	(3,046,275)

Net Assets
Beginning of period	10,468,963	13,515,238
End of period	$ 10,630,259	$ 10,468,963

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 7.70	$ 6.53	$ 5.57	$ 3.96	$ 8.40
Income from Investment Operations
Net investment income (loss) C	(.09)	(.07)	(.09)	(.04)	(.05)
Net realized and unrealized gain (loss)	(.32)	1.24	1.01	1.65	(4.40)
Total from investment operations	(.41)	1.17	.92	1.61	(4.45)
Redemption fees added to paid in capital C	- E	- E	.04	- E	.01
Net asset value, end of period	$ 7.29	$ 7.70	$ 6.53	$ 5.57	$ 3.96
Total Return A, B	(5.32)%	17.92%	17.24%	40.66%	(52.86)%
Ratios to Average Net Assets D
Expenses before reductions	2.13%	2.32%	2.38%	6.13%	4.97%
Expenses net of fee waivers, if any	1.40%	1.45%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.32%	1.28%	1.35%	1.36%	1.40%
Net investment income (loss)	(1.05)%	(.92)%	(1.18)%	(.82)%	(.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,145	$ 2,406	$ 3,480	$ 970	$ 371
Portfolio turnover rate	174%	250%	306%	167%	305%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 7.61	$ 6.48	$ 5.54	$ 3.95	$ 8.40
Income from Investment Operations
Net investment income (loss) C	(.11)	(.08)	(.10)	(.05)	(.07)
Net realized and unrealized gain (loss)	(.31)	1.21	1.00	1.64	(4.39)
Total from investment operations	(.42)	1.13	.90	1.59	(4.46)
Redemption fees added to paid in capital C	- E	- E	.04	- E	.01
Net asset value, end of period	$ 7.19	$ 7.61	$ 6.48	$ 5.54	$ 3.95
Total Return A, B	(5.52)%	17.44%	16.97%	40.25%	(52.98)%
Ratios to Average Net Assets D
Expenses before reductions	2.51%	2.78%	3.06%	6.82%	5.36%
Expenses net of fee waivers, if any	1.65%	1.71%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.57%	1.54%	1.60%	1.61%	1.64%
Net investment income (loss)	(1.30)%	(1.18)%	(1.43)%	(1.07)%	(1.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,932	$ 3,034	$ 3,250	$ 1,723	$ 775
Portfolio turnover rate	174%	250%	306%	167%	305%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 7.44	$ 6.36	$ 5.47	$ 3.92	$ 8.37
Income from Investment Operations
Net investment income (loss) C	(.14)	(.12)	(.13)	(.07)	(.10)
Net realized and unrealized gain (loss)	(.31)	1.20	.98	1.62	(4.36)
Total from investment operations	(.45)	1.08	.85	1.55	(4.46)
Redemption fees added to paid in capital C	- E	- E	.04	- E	.01
Net asset value, end of period	$ 6.99	$ 7.44	$ 6.36	$ 5.47	$ 3.92
Total Return A, B	(6.05)%	16.98%	16.27%	39.54%	(53.17)%
Ratios to Average Net Assets D
Expenses before reductions	2.94%	3.14%	3.48%	6.88%	5.62%
Expenses net of fee waivers, if any	2.15%	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.07%	2.04%	2.11%	2.11%	2.14%
Net investment income (loss)	(1.80)%	(1.68)%	(1.93)%	(1.56)%	(1.60)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,406	$ 2,864	$ 2,998	$ 1,846	$ 1,162
Portfolio turnover rate	174%	250%	306%	167%	305%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 7.44	$ 6.36	$ 5.47	$ 3.92	$ 8.37
Income from Investment Operations
Net investment income (loss) C	(.15)	(.12)	(.14)	(.07)	(.10)
Net realized and unrealized gain (loss)	(.30)	1.20	.99	1.62	(4.36)
Total from investment operations	(.45)	1.08	.85	1.55	(4.46)
Redemption fees added to paid in capital C	- E	- E	.04	- E	.01
Net asset value, end of period	$ 6.99	$ 7.44	$ 6.36	$ 5.47	$ 3.92
Total Return A, B	(6.05)%	16.98%	16.27%	39.54%	(53.17)%
Ratios to Average Net Assets D
Expenses before reductions	2.86%	3.07%	3.19%	6.81%	5.49%
Expenses net of fee waivers, if any	2.15%	2.19%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.07%	2.02%	2.10%	2.11%	2.14%
Net investment income (loss)	(1.81)%	(1.66)%	(1.93)%	(1.57)%	(1.60)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,768	$ 1,846	$ 3,180	$ 1,009	$ 667
Portfolio turnover rate	174%	250%	306%	167%	305%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 7.79	$ 6.60	$ 5.61	$ 3.98	$ 8.42
Income from Investment Operations
Net investment income (loss) B	(.07)	(.05)	(.07)	(.03)	(.04)
Net realized and unrealized gain (loss)	(.33)	1.24	1.02	1.66	(4.41)
Total from investment operations	(.40)	1.19	.95	1.63	(4.45)
Redemption fees added to paid in capital B	- D	- D	.04	- D	.01
Net asset value, end of period	$ 7.39	$ 7.79	$ 6.60	$ 5.61	$ 3.98
Total Return A	(5.13)%	18.03%	17.65%	40.95%	(52.73)%
Ratios to Average Net Assets C
Expenses before reductions	1.70%	1.85%	1.55%	5.34%	4.24%
Expenses net of fee waivers, if any	1.15%	1.18%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.07%	1.01%	1.11%	1.11%	1.14%
Net investment income (loss)	(.80)%	(.65)%	(.93)%	(.57)%	(.60)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 379	$ 319	$ 607	$ 154	$ 100
Portfolio turnover rate	174%	250%	306%	167%	305%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Developing Communications Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended July 31, 2005, dividend income has been increased by $4,126 with a corresponding decrease to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 348,152
Unrealized depreciation	(2,781,354)
Net unrealized appreciation (depreciation)	(2,433,202)
Capital loss carryforward	(359,916)

Cost for federal income tax purposes	$ 13,023,449

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

On September 21, 2006, the Board of Trustees approved a change in the redemption fee. Effective October 1, 2006, shares held in the Fund less than 30 days will be subject to a redemption fee equal to .75% of the proceeds of the redeemed shares.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $22,446,359 and $21,361,983, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR.

The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Developing Communications

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 7,532	$ 54
Class T	.25%	.25%	15,728	-
Class B	.75%	.25%	29,527	22,149
Class C	.75%	.25%	29,380	10,287
			$ 82,167	$ 32,490

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,558
Class T	2,300
Class B*	10,160
Class C*	794
$ 19,812

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 13,189.44
Class T	16,558.53
Class B	12,910.44
Class C	11,199.38
Institutional Class	887.24
	$ 54,743

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,037 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $35 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 22,048
Class T	1.65%	27,171
Class B	2.15%	23,173
Class C	2.15%	20,620
Institutional Class	1.15%	2,078
		$ 95,090

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $10,022 for the period.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	258,256	416,894	$ 2,231,744	$ 3,024,999
Shares redeemed	(139,347)	(636,989)	(1,139,179)	(4,589,727)
Net increase (decrease)	118,909	(220,095)	$ 1,092,565	$ (1,564,728)
Class T
Shares sold	114,159	174,922	$ 950,677	$ 1,257,919
Shares redeemed	(104,980)	(277,992)	(831,470)	(1,946,912)
Net increase (decrease)	9,179	(103,070)	$ 119,207	$ (688,993)
Class B
Shares sold	69,205	193,607	$ 569,934	$ 1,369,993
Shares redeemed	(109,978)	(279,761)	(860,340)	(1,968,809)
Net increase (decrease)	(40,773)	(86,154)	$ (290,406)	$ (598,816)
Class C
Shares sold	307,489	114,060	$ 2,475,377	$ 812,760
Shares redeemed	(302,626)	(365,782)	(2,257,686)	(2,486,084)
Net increase (decrease)	4,863	(251,722)	$ 217,691	$ (1,673,324)
Institutional Class
Shares sold	30,494	11,594	$ 275,027	$ 84,651
Shares redeemed	(20,224)	(62,684)	(170,379)	(480,432)
Net increase (decrease)	10,270	(51,090)	$ 104,648	$ (395,781)

Developing Communications

Advisor Electronics Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	-13.49%	-6.28%	-6.28%
Class T (incl. 3.50% sales charge)	-11.62%	-6.07%	-6.09%
Class B (incl. contingent deferred sales charge) B	-13.30%	-6.23%	-6.11%
Class C (incl. contingent deferred sales charge) C	-9.66%	-5.86%	-5.96%

A From December 27, 2000.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Class T on December 27, 2000, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Electronics Fund

Management's Discussion of Fund Performance

Comments from James Morrow, Portfolio Manager of Fidelity® Advisor Electronics Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned -8.21%, -8.42%, -8.74% and -8.75%, respectively (excluding sales charges), lagging the S&P 500 as well as the -6.42% return of the Goldman Sachs® Technology Index. Versus the sector index, the fund was hurt most by its sizable overweighting in semiconductors. Among individual holdings, semiconductor equipment stock Cohu was our biggest detractor. The company warned in February that first-quarter financial results would disappoint. Chip stocks Marvell Technology Group and Maxim Integrated Products also detracted, sidetracked by questions about the companies' options pricing policies and by the general market malaise. Our results also suffered from not owning computer makers Hewlett-Packard and Apple Computer, major index components that did well. On the positive side, favorable stock selection in the semiconductor segment offset some of the damage from overweighting the group. Additionally, performance was lifted by my picks in electronic equipment manufacturers, communication equipment and technology distributors. Heavily underweighting computer maker Dell was beneficial, as the index component struggled amid greater competition. Taiwan-based Motech Industries - with ties to the solar energy and fuel cell industries - performed well, as did Scottish analog chip maker Wolfson Microelectronics. Cohu, Motech and Wolfson were out-of-index holdings. A number of the stocks mentioned in this report were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Electronics Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 824.60	$ 6.33
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 823.70	$ 7.46
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 821.80	$ 9.71
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 821.60	$ 9.71
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class
Actual	$ 1,000.00	$ 826.20	$ 4.84
HypotheticalA	$ 1,000.00	$ 1,019.49	$ 5.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Institutional Class	1.07%

Annual Report

Advisor Electronics Fund

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Broadcom Corp. Class A	7.0	0.0
KLA-Tencor Corp.	6.8	3.6
Intel Corp.	5.8	5.9
Arrow Electronics, Inc.	5.5	5.1
Maxim Integrated Products, Inc.	5.0	4.7
Marvell Technology Group Ltd.	4.8	4.7
Hon Hai Precision Industry Co. Ltd. (Foxconn)	4.8	4.0
National Semiconductor Corp.	4.5	5.9
Altera Corp.	4.2	4.5
Lam Research Corp.	4.1	3.2
	52.5
Top Industries (% of fund's net assets)
As of July 31, 2006
Semiconductors & Semiconductor Equipment	79.1%
Electronic Equipment & Instruments	14.7%
Communications Equipment	2.8%
Electrical Equipment	2.1%
All Others*	1.3%

Top Industries (% of fund's net assets)
As of January 31, 2006
Semiconductors & Semiconductor Equipment	74.1%
Electronic Equipment & Instruments	16.0%
Electrical Equipment	3.3%
Computers & Peripherals	1.6%
Communications Equipment	0.7%
All Others*	4.3%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Electronics Fund

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 2.8%
Communications Equipment - 2.8%
CSR PLC (a)	40,000	$ 848,095
ELECTRICAL EQUIPMENT - 2.1%
Electrical Components & Equipment - 2.1%
SolarWorld AG	12,000	655,894
ELECTRONIC EQUIPMENT & INSTRUMENTS - 14.7%
Electronic Manufacturing Services - 6.1%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	250,000	1,481,097
Jabil Circuit, Inc.	17,500	404,250
		1,885,347
Technology Distributors - 8.6%
Arrow Electronics, Inc. (a)	60,000	1,695,600
Avnet, Inc. (a)	30,000	546,000
Wolfson Microelectronics PLC (a)	50,000	422,179
		2,663,779
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		4,549,126
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 79.1%
Semiconductor Equipment - 15.7%
Cohu, Inc.	45,000	683,100
KLA-Tencor Corp.	49,990	2,109,078
Lam Research Corp. (a)	30,030	1,248,948
Tessera Technologies, Inc. (a)	10,000	314,700
Varian Semiconductor Equipment Associates, Inc. (a)	15,000	475,500
		4,831,326
Semiconductors - 63.4%
Altera Corp. (a)	75,000	1,298,250
Analog Devices, Inc.	29,950	968,284
Atheros Communications, Inc. (a)	5,000	82,600
Broadcom Corp. Class A (a)	90,000	2,159,100
Cypress Semiconductor Corp. (a)	10,000	151,900
Freescale Semiconductor, Inc. Class A (a)	30,000	858,900
Hittite Microwave Corp.	10,000	407,500
Holtek Semiconductor, Inc.	201,990	362,701
Intel Corp.	99,990	1,799,820
Linear Technology Corp.	20,000	647,000
LSI Logic Corp. (a)	145,000	1,189,000
Marvell Technology Group Ltd. (a)	80,000	1,484,000

	Shares	Value (Note 1)
Maxim Integrated Products, Inc.	52,500	$ 1,542,450
National Semiconductor Corp.	60,020	1,396,065
ON Semiconductor Corp. (a)	75,000	471,750
Saifun Semiconductors Ltd.	9,900	259,875
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	75,000	453,750
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	92,699	803,700
Texas Instruments, Inc.	27,500	818,950
Vimicro International Corp. sponsored ADR	73,000	784,750
Volterra Semiconductor Corp. (a)	35,000	510,300
Xilinx, Inc.	55,000	1,115,950
		19,566,595
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		24,397,921
TOTAL COMMON STOCKS (Cost $33,918,314)		30,451,036
Money Market Funds - 1.0%

Fidelity Cash Central Fund, 5.3% (b)	81,361	81,361
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	234,375	234,375
TOTAL MONEY MARKET FUNDS (Cost $315,736)		315,736
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $34,234,050)		30,766,772
NET OTHER ASSETS - 0.3%		79,188
NET ASSETS - 100%		$ 30,845,960
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 36,358
Fidelity Securities Lending Cash Central Fund	11,389
Total	$ 47,747
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	75.6%
Taiwan	10.1%
Bermuda	4.8%
United Kingdom	4.1%
Cayman Islands	2.5%
Germany	2.1%
Others (individually less than 1%)	0.8%
100.0%
Income Tax Information

At July 31, 2006, the fund had a capital loss carryforward of approximately $11,946,726 of which $3,573,707, $5,827,947, $2,265,871 and $279,201 will expire on July 31, 2010, 2011, 2012 and 2013, respectively.

See accompanying notes which are an integral part of the financial statements.

Electronics

Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $206,625) - See accompanying schedule: Unaffiliated issuers (cost $33,918,314)	$ 30,451,036
Affiliated Central Funds (cost $315,736)	315,736
Total Investments (cost $34,234,050)		$ 30,766,772
Cash		1,179
Receivable for investments sold		468,703
Receivable for fund shares sold		29,724
Dividends receivable		19,617
Interest receivable		780
Receivable from investment adviser for expense reductions		516
Other receivables		2,020
Total assets		31,289,311

Liabilities
Payable for fund shares redeemed	$ 135,610
Accrued management fee	14,826
Distribution fees payable	16,621
Other affiliated payables	12,379
Other payables and accrued expenses	29,540
Collateral on securities loaned, at value	234,375
Total liabilities		443,351

Net Assets		$ 30,845,960
Net Assets consist of:
Paid in capital		$ 46,461,612
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,148,448)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,467,204)
Net Assets		$ 30,845,960

Statement of Assets and Liabilities - continued

July 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,915,564 ÷ 1,072,096 shares)	$ 7.38

Maximum offering price per share (100/94.25 of $7.38)	$ 7.83
Class T: Net Asset Value and redemption price per share ($9,048,326 ÷ 1,240,407 shares)	$ 7.29

Maximum offering price per share (100/96.50 of $7.29)	$ 7.55
Class B: Net Asset Value and offering price per share ($6,123,040 ÷ 862,687 shares)A	$ 7.10

Class C: Net Asset Value and offering price per share ($7,009,227 ÷ 988,605 shares)A	$ 7.09

Institutional Class: Net Asset Value, offering price and redemption price per share ($749,803 ÷ 99,794 shares)	$ 7.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Year ended July 31, 2006

Investment Income
Dividends		$ 282,237
Interest		241
Income from affiliated Central Funds		47,747
Total income		330,225

Expenses
Management fee	$ 222,459
Transfer agent fees	159,451
Distribution fees	250,884
Accounting and security lending fees	17,469
Independent trustees' compensation	164
Custodian fees and expenses	10,752
Registration fees	47,681
Audit	41,473
Legal	741
Miscellaneous	441
Total expenses before reductions	751,515
Expense reductions	(65,817)	685,698
Net investment income (loss)		(355,473)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,647,832
Foreign currency transactions	(34,614)
Total net realized gain (loss)		3,613,218
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,283,706)
Assets and liabilities in foreign currencies	3,658
Total change in net unrealized appreciation (depreciation)		(6,280,048)
Net gain (loss)		(2,666,830)
Net increase (decrease) in net assets resulting from operations		$ (3,022,303)

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (355,473)	$ (591,417)
Net realized gain (loss)	3,613,218	(807,962)
Change in net unrealized appreciation (depreciation)	(6,280,048)	9,643,693
Net increase (decrease) in net assets resulting from operations	(3,022,303)	8,244,314
Share transactions - net increase (decrease)	(10,537,180)	(9,174,490)
Redemption fees	3,363	6,058
Total increase (decrease) in net assets	(13,556,120)	(924,118)

Net Assets
Beginning of period	44,402,080	45,326,198
End of period	$ 30,845,960	$ 44,402,080

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 8.04	$ 6.58	$ 6.59	$ 5.57	$ 9.62
Income from Investment Operations
Net investment income (loss) C	(.04)	(.07)	(.09)	(.06)	(.10)
Net realized and unrealized gain (loss)	(.62)	1.53	.08	1.07	(3.96)
Total from investment operations	(.66)	1.46	(.01)	1.01	(4.06)
Redemption fees added to paid in capital C	- E	- E	- E	.01	.01
Net asset value, end of period	$ 7.38	$ 8.04	$ 6.58	$ 6.59	$ 5.57
Total Return A, B	(8.21)%	22.19%	(.15)%	18.31%	(42.10)%
Ratios to Average Net Assets D
Expenses before reductions	1.50%	1.59%	1.55%	1.89%	1.68%
Expenses net of fee waivers, if any	1.40%	1.45%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.36%	1.38%	1.48%	1.46%	1.49%
Net investment income (loss)	(.52)%	(.96)%	(1.15)%	(1.09)%	(1.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,916	$ 11,397	$ 8,374	$ 8,116	$ 4,912
Portfolio turnover rate	95%	128%	84%	66%	58%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 7.96	$ 6.53	$ 6.56	$ 5.55	$ 9.62
Income from Investment Operations
Net investment income (loss) C	(.06)	(.08)	(.11)	(.07)	(.12)
Net realized and unrealized gain (loss)	(.61)	1.51	.08	1.07	(3.96)
Total from investment operations	(.67)	1.43	(.03)	1.00	(4.08)
Redemption fees added to paid in capital C	- E	- E	- E	.01	.01
Net asset value, end of period	$ 7.29	$ 7.96	$ 6.53	$ 6.56	$ 5.55
Total Return A, B	(8.42)%	21.90%	(.46)%	18.20%	(42.31)%
Ratios to Average Net Assets D
Expenses before reductions	1.82%	1.89%	1.83%	2.14%	1.91%
Expenses net of fee waivers, if any	1.65%	1.69%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.61%	1.61%	1.72%	1.71%	1.74%
Net investment income (loss)	(.77)%	(1.20)%	(1.39)%	(1.33)%	(1.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,048	$ 12,085	$ 15,445	$ 14,362	$ 11,615
Portfolio turnover rate	95%	128%	84%	66%	58%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 7.78	$ 6.42	$ 6.48	$ 5.52	$ 9.60
Income from Investment Operations
Net investment income (loss) C	(.10)	(.12)	(.14)	(.10)	(.16)
Net realized and unrealized gain (loss)	(.58)	1.48	.08	1.06	(3.93)
Total from investment operations	(.68)	1.36	(.06)	.96	(4.09)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 7.10	$ 7.78	$ 6.42	$ 6.48	$ 5.52
Total Return A, B	(8.74)%	21.18%	(.93)%	17.39%	(42.50)%
Ratios to Average Net Assets D
Expenses before reductions	2.29%	2.41%	2.41%	2.76%	2.43%
Expenses net of fee waivers, if any	2.15%	2.21%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.11%	2.13%	2.23%	2.21%	2.24%
Net investment income (loss)	(1.27)%	(1.72)%	(1.90)%	(1.83)%	(1.89)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,123	$ 8,963	$ 8,498	$ 11,335	$ 8,362
Portfolio turnover rate	95%	128%	84%	66%	58%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 7.77	$ 6.41	$ 6.47	$ 5.51	$ 9.59
Income from Investment Operations
Net investment income (loss) C	(.10)	(.11)	(.14)	(.10)	(.16)
Net realized and unrealized gain (loss)	(.58)	1.47	.08	1.06	(3.93)
Total from investment operations	(.68)	1.36	(.06)	.96	(4.09)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 7.09	$ 7.77	$ 6.41	$ 6.47	$ 5.51
Total Return A, B	(8.75)%	21.22%	(.93)%	17.42%	(42.54)%
Ratios to Average Net Assets D
Expenses before reductions	2.26%	2.31%	2.24%	2.52%	2.34%
Expenses net of fee waivers, if any	2.15%	2.18%	2.24%	2.25%	2.25%
Expenses net of all reductions	2.11%	2.11%	2.21%	2.21%	2.24%
Net investment income (loss)	(1.27)%	(1.69)%	(1.88)%	(1.83)%	(1.89)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,009	$ 11,058	$ 12,322	$ 13,061	$ 9,921
Portfolio turnover rate	95%	128%	84%	66%	58%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 8.15	$ 6.65	$ 6.64	$ 5.60	$ 9.64
Income from Investment Operations
Net investment income (loss) B	(.02)	(.05)	(.06)	(.04)	(.08)
Net realized and unrealized gain (loss)	(.62)	1.55	.07	1.07	(3.97)
Total from investment operations	(.64)	1.50	.01	1.03	(4.05)
Redemption fees added to paid in capital B	- D	- D	- D	.01	.01
Net asset value, end of period	$ 7.51	$ 8.15	$ 6.65	$ 6.64	$ 5.60
Total Return A	(7.85)%	22.56%	.15%	18.57%	(41.91)%
Ratios to Average Net Assets C
Expenses before reductions	1.11%	1.16%	1.12%	1.46%	1.31%
Expenses net of fee waivers, if any	1.11%	1.16%	1.12%	1.25%	1.25%
Expenses net of all reductions	1.07%	1.08%	1.09%	1.21%	1.24%
Net investment income (loss)	(.23)%	(.67)%	(.76)%	(.84)%	(.89)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 750	$ 899	$ 687	$ 625	$ 1,184
Portfolio turnover rate	95%	128%	84%	66%	58%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Electronics Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,032,312
Unrealized depreciation	(5,701,238)
Net unrealized appreciation (depreciation)	(3,668,926)
Capital loss carryforward	(11,946,726)

Cost for federal income tax purposes	$ 34,435,698

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

On September 21, 2006, the Board of Trustees approved a change in the redemption fee. Effective October 1, 2006, shares held in the Fund less than 30 days will be subject to a redemption fee equal to .75% of the proceeds of the redeemed shares.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $36,237,765 and $46,176,803, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Electronics

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 25,396	$ 202
Class T	.25%	.25%	55,440	84
Class B	.75%	.25%	79,574	59,697
Class C	.75%	.25%	90,474	12,446
			$ 250,884	$ 72,429

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,615
Class T	5,451
Class B*	31,616
Class C*	3,994
$ 46,676

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 38,413.38
Class T	49,540.45
Class B	33,671.42
Class C	35,564.39
Institutional Class	2,263.24
	$ 159,451

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,937 for the period.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $116 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $11,389.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 9,910
Class T	1.65%	18,415
Class B	2.15%	11,255
Class C	2.15%	10,001
		$ 49,581

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $16,236 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Electronics

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	435,594	810,216	$ 3,620,302	$ 5,985,601
Shares redeemed	(781,896)	(665,267)	(6,327,084)	(4,709,912)
Net increase (decrease)	(346,302)	144,949	$ (2,706,782)	$ 1,275,689
Class T
Shares sold	251,455	393,825	$ 2,041,805	$ 2,720,747
Shares redeemed	(529,920)	(1,240,792)	(4,209,309)	(8,651,718)
Net increase (decrease)	(278,465)	(846,967)	$ (2,167,504)	$ (5,930,971)
Class B
Shares sold	89,856	424,624	$ 712,048	$ 2,916,025
Shares redeemed	(378,696)	(596,931)	(2,960,769)	(4,165,250)
Net increase (decrease)	(288,840)	(172,307)	$ (2,248,721)	$ (1,249,225)
Class C
Shares sold	184,474	482,588	$ 1,462,697	$ 3,305,584
Shares redeemed	(618,382)	(982,233)	(4,840,037)	(6,627,459)
Net increase (decrease)	(433,908)	(499,645)	$ (3,377,340)	$ (3,321,875)
Institutional Class
Shares sold	66,399	28,776	$ 577,320	$ 204,413
Shares redeemed	(76,867)	(21,842)	(614,153)	(152,521)
Net increase (decrease)	(10,468)	6,934	$ (36,833)	$ 51,892

Annual Report

Advisor Financial Services Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	3.98%	5.29%	11.55%
Class T (incl. 3.50% sales charge)	6.25%	5.56%	11.56%
Class B (incl. contingent deferred sales charge) B	4.52%	5.44%	11.62%
Class C (incl. contingent deferred sales charge) C	8.58%	5.83%	11.44%

A From September 3, 1996.

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Financial Services Fund

Management's Discussion of Fund Performance

Comments from Charles Hebard, Portfolio Manager of Fidelity® Advisor Financial Services Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 10.32%, 10.11%, 9.52% and 9.58%, respectively (excluding sales charges). These results beat the S&P 500 but trailed the Goldman Sachs® Financial Services Index, which rose 12.61%. The fund lagged the sector benchmark primarily because of its significant holdings in weak-performing multi-line insurance and reinsurance companies. Stock selection in specialized finance and life/health insurance also detracted. Conversely, an overweighting and favorable security selection in investment banking and brokerage aided results, as did some good picks in diversified capital markets and diversified financial services. Insurers dominated the list of investments that detracted relative to the index. Bermuda-based property-and-casualty reinsurer Endurance Specialty Holdings was the single biggest disappointment. Investors sold the stock because of concerns about future revenue growth and fears that the hurricane season could cause significant underwriting costs for the third consecutive year. Scottish Re Group, a life reinsurance company, fell when higher-than-expected death claims increased costs and negatively affected earnings. As a result of the disappointing earnings, the company's CEO was ousted and the company put itself up for sale. The position was sold. American International Group, the fund's largest holding, declined after a disappointing first-quarter earnings report. First Marblehead, which specializes in securitizing student loans, also detracted from results. The fund had a position in the company early in the fiscal year when its stock price fell amid concerns about its earnings prospects and the resignation of its CEO. I sold the stock, which turned out to be a bad decision, as it rebounded later in the period. The three biggest relative contributors all were involved in the securities markets, which enjoyed healthy growth in trading volumes. Online broker E*TRADE was the top individual contributor, followed by UBS - the Swiss financial giant - and IntercontinentalExchange, which operates an electronic exchange of energy futures.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Financial Services Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 1,002.10	$ 6.11
HypotheticalA	$ 1,000.00	$ 1,018.70	$ 6.16
Class T
Actual	$ 1,000.00	$ 1,001.30	$ 7.24
HypotheticalA	$ 1,000.00	$ 1,017.55	$ 7.30
Class B
Actual	$ 1,000.00	$ 998.70	$ 9.81
HypotheticalA	$ 1,000.00	$ 1,014.98	$ 9.89
Class C
Actual	$ 1,000.00	$ 999.10	$ 9.57
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.64
Institutional Class
Actual	$ 1,000.00	$ 1,004.20	$ 4.27
HypotheticalA	$ 1,000.00	$ 1,020.53	$ 4.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.23%
Class T	1.46%
Class B	1.98%
Class C	1.93%
Institutional Class	.86%

Annual Report

Advisor Financial Services Fund

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
American International Group, Inc.	8.5	8.1
Bank of America Corp.	6.6	5.4
JPMorgan Chase & Co.	5.5	5.0
Wachovia Corp.	4.2	3.5
Wells Fargo & Co.	3.7	3.4
Merrill Lynch & Co., Inc.	2.9	3.5
Endurance Specialty Holdings Ltd.	2.7	1.9
ACE Ltd.	2.6	2.6
Platinum Underwriters Holdings Ltd.	2.3	1.0
American Express Co.	2.1	2.6
	41.1
Top Industries (% of fund's net assets)
As of July 31, 2006
Insurance	29.2%
Commercial Banks	18.9%
Capital Markets	18.0%
Diversified Financial Services	16.2%
Thrifts & Mortgage Finance	7.9%
All Others*	9.8%

As of January 31, 2006
Insurance	29.5%
Commercial Banks	23.7%
Capital Markets	19.5%
Diversified Financial Services	8.8%
Thrifts & Mortgage Finance	8.3%
All Others*	10.2%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Financial Services Fund

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (Note 1)
CAPITAL MARKETS - 18.0%
Asset Management & Custody Banks - 6.2%
Affiliated Managers Group, Inc. (a)(d)	10,600	$ 970,430
American Capital Strategies Ltd. (d)	55,700	1,949,500
Ameriprise Financial, Inc.	30,540	1,362,084
Bank of New York Co., Inc.	57,860	1,944,675
Federated Investors, Inc. Class B (non-vtg.)	13,900	431,039
Franklin Resources, Inc.	41,600	3,804,320
Investors Financial Services Corp.	81,300	3,643,866
Legg Mason, Inc.	13,400	1,118,498
Northern Trust Corp.	39,100	2,232,610
Nuveen Investments, Inc. Class A	25,300	1,201,497
State Street Corp.	72,600	4,360,356
Technology Investment Capital Corp.	54,800	787,476
		23,806,351
Diversified Capital Markets - 1.1%
UBS AG (NY Shares)	77,300	4,205,120
Investment Banking & Brokerage - 10.7%
Bear Stearns Companies, Inc.	10,400	1,475,448
Charles Schwab Corp.	146,600	2,328,008
Daiwa Securities Group, Inc.	62,000	692,734
E*TRADE Financial Corp. (a)	264,900	6,174,819
Goldman Sachs Group, Inc.	20,400	3,116,100
KKR Private Equity Investors, L.P. Restricted Depositary Units (e)	39,600	930,600
Lazard Ltd. Class A	38,700	1,511,235
Lehman Brothers Holdings, Inc.	15,300	993,735
MCF Corp. (a)	387,200	313,632
Merrill Lynch & Co., Inc.	155,800	11,345,356
Morgan Stanley	104,700	6,962,550
Nikko Cordial Corp.	47,000	560,393
Nomura Holdings, Inc.	49,300	878,526
optionsXpress Holdings, Inc.	42,600	1,115,268
SBI E*TRADE Securities Co. Ltd.	264	352,307
TD Ameritrade Holding Corp.	56,000	917,280
TradeStation Group, Inc. (a)	120,661	1,764,064
		41,432,055
TOTAL CAPITAL MARKETS		69,443,526
COMMERCIAL BANKS - 18.9%
Diversified Banks - 15.4%
ABN-AMRO Holding NV sponsored ADR	35,000	970,550
Absa Group Ltd.	43,200	637,485
Banco Bilbao Vizcaya Argentaria SA	51,000	1,087,830
Banco Popolare di Verona e Novara	101,600	2,894,066
Bank Hapoalim BM (Reg.)	146,900	656,903
Bank of Montreal	65,900	3,724,200

	Shares	Value (Note 1)
HDFC Bank Ltd. sponsored ADR	27,700	$ 1,499,955
HSBC Holdings PLC:
(United Kingdom) (Reg.)	73,800	1,342,570
sponsored ADR	14,700	1,337,112
ICICI Bank Ltd.	104,744	1,280,017
Kookmin Bank	13,930	1,216,314
Mizrahi Tefahot Bank Ltd. (a)	96,900	568,118
Standard Chartered PLC (United Kingdom)	81,387	2,058,554
State Bank of India	42,986	877,598
Toronto-Dominion Bank	46,200	2,357,768
U.S. Bancorp, Delaware	169,900	5,436,800
Unicredito Italiano Spa	141,900	1,092,067
Wachovia Corp.	300,704	16,126,756
Wells Fargo & Co.	198,000	14,323,320
		59,487,983
Regional Banks - 3.5%
Cathay General Bancorp	62,113	2,282,653
Center Financial Corp., California	57,600	1,435,392
City National Corp.	10,100	673,771
East West Bancorp, Inc.	16,477	664,847
Kansai Urban Banking Corp.	202,000	796,372
M&T Bank Corp.	8,600	1,048,512
Nara Bancorp, Inc.	39,459	726,440
North Fork Bancorp, Inc., New York	38,334	1,086,002
SVB Financial Group (a)	50,000	2,241,000
The Keiyo Bank Ltd.	89,000	503,803
UCBH Holdings, Inc.	44,200	737,256
UnionBanCal Corp.	23,500	1,452,065
		13,648,113
TOTAL COMMERCIAL BANKS		73,136,096
CONSUMER FINANCE - 4.2%
Consumer Finance - 4.2%
American Express Co.	152,100	7,918,326
Capital One Financial Corp. (d)	41,830	3,235,551
Dollar Financial Corp. (a)	114,533	2,299,823
SLM Corp.	52,500	2,640,750
		16,094,450
DIVERSIFIED FINANCIAL SERVICES - 16.2%
Other Diversifed Financial Services - 13.9%
Bank of America Corp.	492,572	25,382,235
Citigroup, Inc.	118,869	5,742,561
FirstRand Ltd.	252,000	626,427
ING Groep NV sponsored ADR	21,600	874,800
JPMorgan Chase & Co.	465,694	21,244,960
		53,870,983
Specialized Finance - 2.3%
Asset Acceptance Capital Corp. (a)	54,261	986,465
CBOT Holdings, Inc. Class A	8,000	1,002,400
CIT Group, Inc.	16,000	734,560
Common Stocks - continued
	Shares	Value (Note 1)
DIVERSIFIED FINANCIAL SERVICES - CONTINUED
Specialized Finance - continued
IntercontinentalExchange, Inc.	38,600	$ 2,300,560
Marlin Business Services Corp. (a)	36,749	762,909
NETeller PLC (a)	147,300	1,045,622
The NASDAQ Stock Market, Inc. (a)	72,400	1,993,172
		8,825,688
TOTAL DIVERSIFIED FINANCIAL SERVICES		62,696,671
HOUSEHOLD DURABLES - 0.4%
Homebuilding - 0.4%
D.R. Horton, Inc.	81,100	1,737,973
INSURANCE - 29.2%
Insurance Brokers - 0.6%
National Financial Partners Corp.	32,000	1,441,280
Willis Group Holdings Ltd.	29,400	956,382
		2,397,662
Life & Health Insurance - 4.0%
AFLAC, Inc.	70,300	3,103,042
Lincoln National Corp.	25,000	1,417,000
MetLife, Inc.	76,100	3,957,200
Protective Life Corp.	9,500	439,945
Prudential Financial, Inc.	41,400	3,255,696
Shin Kong Financial Holding Co. Ltd.	776,000	806,902
Sun Life Financial, Inc.	62,800	2,396,900
		15,376,685
Multi-Line Insurance - 10.0%
American International Group, Inc.	543,760	32,989,916
Hartford Financial Services Group, Inc.	51,000	4,326,840
HCC Insurance Holdings, Inc.	42,150	1,285,154
		38,601,910
Property & Casualty Insurance - 8.3%
ACE Ltd.	196,900	10,146,257
Allied World Assurance Holdings Ltd.	27,900	973,710
Allstate Corp.	58,400	3,318,288
Aspen Insurance Holdings Ltd.	201,500	4,755,400
Axis Capital Holdings Ltd.	48,800	1,442,528
Berkshire Hathaway, Inc. Class B (a)	754	2,297,438
MBIA, Inc.	35,100	2,064,231
The St. Paul Travelers Companies, Inc.	114,900	5,262,420
XL Capital Ltd. Class A	32,800	2,089,360
		32,349,632
Reinsurance - 6.3%
Endurance Specialty Holdings Ltd.	340,570	10,339,705
Everest Re Group Ltd.	10,800	1,021,788

	Shares	Value (Note 1)
IPC Holdings Ltd.	5,600	$ 161,000
Max Re Capital Ltd.	78,062	1,756,395
PartnerRe Ltd.	16,600	1,031,358
Platinum Underwriters Holdings Ltd.	313,000	8,854,770
Swiss Reinsurance Co. (Reg.)	15,029	1,080,784
		24,245,800
TOTAL INSURANCE		112,971,689
REAL ESTATE INVESTMENT TRUSTS - 4.3%
Office REITs - 0.8%
Digital Realty Trust, Inc.	45,600	1,246,248
Duke Realty Corp.	23,000	856,980
Reckson Associates Realty Corp.	25,400	1,131,062
		3,234,290
Residential REITs - 1.6%
Equity Lifestyle Properties, Inc.	14,200	610,174
Equity Residential (SBI)	77,100	3,585,921
United Dominion Realty Trust, Inc. (SBI)	69,600	1,938,360
		6,134,455
Retail REITs - 1.9%
CBL & Associates Properties, Inc.	24,292	951,275
Developers Diversified Realty Corp.	19,900	1,050,322
General Growth Properties, Inc.	14,800	675,472
Kimco Realty Corp.	20,600	808,344
Simon Property Group, Inc.	42,700	3,652,131
		7,137,544
TOTAL REAL ESTATE INVESTMENT TRUSTS		16,506,289
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
Real Estate Management & Development - 0.3%
Mitsui Fudosan Co. Ltd.	63,000	1,338,029
THRIFTS & MORTGAGE FINANCE - 7.9%
Thrifts & Mortgage Finance - 7.9%
Countrywide Financial Corp.	106,454	3,814,247
Doral Financial Corp.	24,300	124,416
Downey Financial Corp.	7,500	497,625
Fannie Mae	155,735	7,461,264
Freddie Mac	33,900	1,961,454
Golden West Financial Corp., Delaware	55,400	4,080,764
Hudson City Bancorp, Inc.	208,475	2,703,921
MGIC Investment Corp.	16,900	961,779
Radian Group, Inc.	20,655	1,270,902
Sovereign Bancorp, Inc.	79,695	1,644,905
The PMI Group, Inc.	28,200	1,197,372
W Holding Co., Inc.	109,774	578,509
Washington Mutual, Inc. (d)	93,900	4,197,330
		30,494,488
TOTAL COMMON STOCKS (Cost $290,361,917)		384,419,211
Money Market Funds - 2.5%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.3% (b)	2,120,917	$ 2,120,917
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	7,335,303	7,335,303
TOTAL MONEY MARKET FUNDS (Cost $9,456,220)		9,456,220
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $299,818,137)		393,875,431
NET OTHER ASSETS - (1.9)%		(7,163,226)
NET ASSETS - 100%		$ 386,712,205
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $930,600 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
KKR Private Equity Investors, L.P. Restricted Depositary Units	5/3/06	$ 990,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 64,483
Fidelity Securities Lending Cash Central Fund	77,651
Total	$ 142,134
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	78.7%
Bermuda	8.4%
Cayman Islands	2.6%
Canada	2.2%
United Kingdom	1.6%
Switzerland	1.4%
Japan	1.2%
Italy	1.1%
Others (individually less than 1%)	2.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $7,160,356) - See accompanying schedule: Unaffiliated issuers (cost $290,361,917)	$ 384,419,211
Affiliated Central Funds (cost $9,456,220)	9,456,220
Total Investments (cost $299,818,137)		$ 393,875,431
Cash		30
Foreign currency held at value (cost $4)		4
Receivable for investments sold		909,274
Receivable for fund shares sold		703,692
Dividends receivable		184,007
Interest receivable		3,140
Prepaid expenses		648
Other receivables		21,424
Total assets		395,697,650

Liabilities
Payable for fund shares redeemed	$ 1,101,650
Accrued management fee	180,805
Distribution fees payable	210,610
Other affiliated payables	117,914
Other payables and accrued expenses	39,163
Collateral on securities loaned, at value	7,335,303
Total liabilities		8,985,445

Net Assets		$ 386,712,205
Net Assets consist of:
Paid in capital		$ 261,953,470
Undistributed net investment income		1,145,387
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		29,556,426
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		94,056,922
Net Assets		$ 386,712,205

Statement of Assets and Liabilities - continued

July 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($85,355,855 ÷ 3,656,377 shares)	$ 23.34

Maximum offering price per share (100/94.25 of $23.34)	$ 24.76
Class T: Net Asset Value and redemption price per share ($113,343,790 ÷ 4,873,295 shares)	$ 23.26

Maximum offering price per share (100/96.50 of $23.26)	$ 24.10
Class B: Net Asset Value and offering price per share ($113,652,174 ÷ 4,996,222 shares)A	$ 22.75

Class C: Net Asset Value and offering price per share ($62,468,654 ÷ 2,747,679 shares)A	$ 22.74

Institutional Class: Net Asset Value, offering price and redemption price per share ($11,891,732 ÷ 503,207 shares)	$ 23.63

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Financial Services Fund
Financial Statements - continued

Statement of Operations

Year ended July 31, 2006
Investment Income
Dividends		$ 8,465,105
Interest		156
Income from affiliated Central Funds		142,134
Total income		8,607,395

Expenses
Management fee	$ 2,319,534
Transfer agent fees	1,340,435
Distribution fees	2,788,064
Accounting and security lending fees	171,050
Independent trustees' compensation	1,674
Custodian fees and expenses	40,348
Registration fees	56,140
Audit	46,225
Legal	4,957
Miscellaneous	5,662
Total expenses before reductions	6,774,089
Expense reductions	(63,514)	6,710,575
Net investment income (loss)		1,896,820
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $121,560)	35,887,417
Foreign currency transactions	(19,662)
Total net realized gain (loss)		35,867,755
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $89,524)	1,112,625
Assets and liabilities in foreign currencies	(488)
Total change in net unrealized appreciation (depreciation)		1,112,137
Net gain (loss)		36,979,892
Net increase (decrease) in net assets resulting from operations		$ 38,876,712

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,896,820	$ 2,004,509
Net realized gain (loss)	35,867,755	35,584,689
Change in net unrealized appreciation (depreciation)	1,112,137	15,327,421
Net increase (decrease) in net assets resulting from operations	38,876,712	52,916,619
Distributions to shareholders from net investment income	(1,881,748)	(623,607)
Distributions to shareholders from net realized gain	(29,223,665)	(38,323,892)
Total distributions	(31,105,413)	(38,947,499)
Share transactions - net increase (decrease)	(47,322,942)	(69,921,968)
Redemption fees	8,919	19,265
Total increase (decrease) in net assets	(39,542,724)	(55,933,583)

Net Assets
Beginning of period	426,254,929	482,188,512
End of period (including undistributed net investment income of $1,145,387 and undistributed net investment income of $1,342,292, respectively)	$ 386,712,205	$ 426,254,929

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 23.01	$ 22.17	$ 19.98	$ 17.83	$ 20.45
Income from Investment Operations
Net investment income (loss) C	.20	.19	.14	.16	.12
Net realized and unrealized gain (loss)	2.02	2.48	2.20	2.07	(2.60)
Total from investment operations	2.22	2.67	2.34	2.23	(2.48)
Distributions from net investment income	(.26)	(.07)	(.15)	(.08)	(.14)
Distributions from net realized gain	(1.63)	(1.76)	-	-	-
Total distributions	(1.89)	(1.83)	(.15)	(.08)	(.14)
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 23.34	$ 23.01	$ 22.17	$ 19.98	$ 17.83
Total Return A, B	10.32%	12.60%	11.76%	12.57%	(12.16)%
Ratios to Average Net Assets D
Expenses before reductions	1.25%	1.26%	1.27%	1.31%	1.27%
Expenses net of fee waivers, if any	1.25%	1.26%	1.27%	1.31%	1.27%
Expenses net of all reductions	1.23%	1.23%	1.25%	1.27%	1.23%
Net investment income (loss)	.87%	.88%	.63%	.89%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 85,356	$ 68,012	$ 58,222	$ 57,255	$ 60,475
Portfolio turnover rate	33%	61%	74%	60%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 22.87	$ 22.07	$ 19.90	$ 17.77	$ 20.38
Income from Investment Operations
Net investment income (loss) C	.15	.14	.09	.12	.07
Net realized and unrealized gain (loss)	2.02	2.47	2.19	2.07	(2.59)
Total from investment operations	2.17	2.61	2.28	2.19	(2.52)
Distributions from net investment income	(.15)	(.05)	(.11)	(.06)	(.09)
Distributions from net realized gain	(1.63)	(1.76)	-	-	-
Total distributions	(1.78)	(1.81)	(.11)	(.06)	(.09)
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 23.26	$ 22.87	$ 22.07	$ 19.90	$ 17.77
Total Return A, B	10.11%	12.37%	11.49%	12.37%	(12.39)%
Ratios to Average Net Assets D
Expenses before reductions	1.47%	1.48%	1.50%	1.53%	1.49%
Expenses net of fee waivers, if any	1.47%	1.48%	1.50%	1.53%	1.49%
Expenses net of all reductions	1.46%	1.46%	1.48%	1.49%	1.45%
Net investment income (loss)	.65%	.66%	.41%	.67%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 113,344	$ 128,388	$ 144,887	$ 157,238	$ 169,429
Portfolio turnover rate	33%	61%	74%	60%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 22.33	$ 21.65	$ 19.53	$ 17.50	$ 20.08
Income from Investment Operations
Net investment income (loss) C	.03	.03	(.02)	.03	(.03)
Net realized and unrealized gain (loss)	1.97	2.41	2.16	2.03	(2.55)
Total from investment operations	2.00	2.44	2.14	2.06	(2.58)
Distributions from net investment income	(.01)	-	(.02)	(.03)	-
Distributions from net realized gain	(1.57)	(1.76)	-	-	-
Total distributions	(1.58)	(1.76)	(.02)	(.03)	-
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 22.75	$ 22.33	$ 21.65	$ 19.53	$ 17.50
Total Return A, B	9.52%	11.78%	10.96%	11.80%	(12.85)%
Ratios to Average Net Assets D
Expenses before reductions	1.99%	2.00%	2.02%	2.03%	2.01%
Expenses net of fee waivers, if any	1.99%	2.00%	2.02%	2.03%	2.01%
Expenses net of all reductions	1.98%	1.98%	2.00%	1.99%	1.97%
Net investment income (loss)	.13%	.14%	(.11)%	.17%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 113,652	$ 145,046	$ 179,873	$ 193,373	$ 206,460
Portfolio turnover rate	33%	61%	74%	60%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 22.34	$ 21.65	$ 19.53	$ 17.49	$ 20.05
Income from Investment Operations
Net investment income (loss) C	.04	.04	(.01)	.04	(.02)
Net realized and unrealized gain (loss)	1.98	2.42	2.15	2.03	(2.54)
Total from investment operations	2.02	2.46	2.14	2.07	(2.56)
Distributions from net investment income	(.02)	(.01)	(.02)	(.03)	-
Distributions from net realized gain	(1.60)	(1.76)	-	-	-
Total distributions	(1.62)	(1.77)	(.02)	(.03)	-
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 22.74	$ 22.34	$ 21.65	$ 19.53	$ 17.49
Total Return A, B	9.58%	11.88%	10.96%	11.86%	(12.77)%
Ratios to Average Net Assets D
Expenses before reductions	1.94%	1.95%	1.97%	1.99%	1.96%
Expenses net of fee waivers, if any	1.94%	1.95%	1.97%	1.99%	1.96%
Expenses net of all reductions	1.93%	1.92%	1.95%	1.95%	1.92%
Net investment income (loss)	.18%	.19%	(.06)%	.22%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,469	$ 72,181	$ 86,199	$ 97,434	$ 107,899
Portfolio turnover rate	33%	61%	74%	60%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 23.29	$ 22.37	$ 20.17	$ 17.95	$ 20.59
Income from Investment Operations
Net investment income (loss) B	.29	.29	.23	.24	.19
Net realized and unrealized gain (loss)	2.05	2.50	2.21	2.09	(2.62)
Total from investment operations	2.34	2.79	2.44	2.33	(2.43)
Distributions from net investment income	(.37)	(.11)	(.24)	(.11)	(.21)
Distributions from net realized gain	(1.63)	(1.76)	-	-	-
Total distributions	(2.00)	(1.87)	(.24)	(.11)	(.21)
Redemption fees added to paid in capital B	- D	- D	- D	- D	- D
Net asset value, end of period	$ 23.63	$ 23.29	$ 22.37	$ 20.17	$ 17.95
Total Return A	10.78%	13.06%	12.18%	13.07%	(11.84)%
Ratios to Average Net Assets C
Expenses before reductions	.86%	.86%	.88%	.88%	.89%
Expenses net of fee waivers, if any	.86%	.86%	.88%	.88%	.89%
Expenses net of all reductions	.85%	.84%	.85%	.84%	.85%
Net investment income (loss)	1.26%	1.28%	1.03%	1.32%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,892	$ 12,629	$ 13,008	$ 14,539	$ 15,283
Portfolio turnover rate	33%	61%	74%	60%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Financial Services Fund (the Fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 102,554,776
Unrealized depreciation	(9,632,732)
Net unrealized appreciation (depreciation)	92,922,044
Undistributed ordinary income	2,317,750
Undistributed long-term capital gain	26,302,676

Cost for federal income tax purposes	$ 300,953,387

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ 4,156,447	$ 2,154,145
Long-term Capital Gains	26,948,966	36,793,354
Total	$ 31,105,413	$ 38,947,499

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

On September 21, 2006, the Board of Trustees approved a change in the redemption fee. Effective October 1, 2006, shares held in the Fund less than 30 days will be subject to a redemption fee equal to .75% of the proceeds of the redeemed shares.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Financial Services

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $136,792,947 and $213,390,159, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 190,660	$ 1,678
Class T	.25%	.25%	604,744	1,884
Class B	.75%	.25%	1,315,583	987,176
Class C	.75%	.25%	677,077	27,596
			$ 2,788,064	$ 1,018,334

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23,881
Class T	10,992
Class B*	212,378
Class C*	3,102
$ 250,353

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 267,960.35
Class T	391,655.32
Class B	453,838.34
Class C	200,451.30
Institutional Class	26,531.22
	$ 1,340,435

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,327 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $1,187 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $77,651.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $63,074 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below:

Transfer Agent expense reduction
Class A	$ 272
Class B	168
$ 440

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Financial Services

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2006	2005
From net investment income
Class A	$ 793,007	$ 192,609
Class T	784,601	326,696
Class B	62,350	-
Class C	47,101	38,785
Institutional Class	194,689	65,517
Total	$ 1,881,748	$ 623,607
From net realized gain
Class A	$ 4,952,004	$ 4,769,034
Class T	8,720,889	11,388,557
Class B	9,718,109	14,295,898
Class C	4,968,829	6,852,951
Institutional Class	863,834	1,017,452
Total	$ 29,223,665	$ 38,323,892

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	1,351,439	1,159,503	$ 31,220,975	$ 25,692,274
Reinvestment of distributions	234,688	198,478	5,118,429	4,334,590
Shares redeemed	(885,268)	(1,028,419)	(20,266,228)	(22,675,155)
Net increase (decrease)	700,859	329,562	$ 16,073,176	$ 7,351,709
Class T
Shares sold	426,844	420,019	$ 9,717,059	$ 9,262,219
Reinvestment of distributions	409,216	504,911	8,897,438	10,965,915
Shares redeemed	(1,576,453)	(1,875,686)	(35,989,546)	(41,342,266)
Net increase (decrease)	(740,393)	(950,756)	$ (17,375,049)	$ (21,114,132)
Class B
Shares sold	302,265	283,236	$ 6,677,115	$ 6,103,430
Reinvestment of distributions	394,522	574,588	8,409,188	12,205,894
Shares redeemed	(2,197,220)	(2,670,965)	(49,213,763)	(57,380,601)
Net increase (decrease)	(1,500,433)	(1,813,141)	$ (34,127,460)	$ (39,071,277)
Class C
Shares sold	241,582	213,518	$ 5,385,733	$ 4,587,619
Reinvestment of distributions	190,165	257,099	4,051,037	5,464,805
Shares redeemed	(915,599)	(1,219,971)	(20,422,653)	(26,243,393)
Net increase (decrease)	(483,852)	(749,354)	$ (10,985,883)	$ (16,190,969)
Institutional Class
Shares sold	67,105	62,760	$ 1,572,188	$ 1,387,106
Reinvestment of distributions	34,641	37,434	762,982	826,042
Shares redeemed	(140,689)	(139,433)	(3,242,896)	(3,110,447)
Net increase (decrease)	(38,943)	(39,239)	$ (907,726)	$ (897,299)

Annual Report

Advisor Health Care Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	-2.18%	1.91%	10.30%
Class T (incl. 3.50% sales charge)	-0.07%	2.15%	10.28%
Class B (incl. contingent deferred sales charge) B	-1.94%	2.00%	10.33%
Class C (incl. contingent deferred sales charge) C	2.10%	2.43%	10.16%

A From September 3, 1996.

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Health Care Fund

Management's Discussion of Fund Performance

Comments from Harlan Carere, Portfolio Manager of Fidelity® Advisor Health Care Fund through July 31, 2006

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 3.79%, 3.55%, 3.06% and 3.10%, respectively (excluding sales charges). These results outperformed the Goldman Sachs® Health Care Index, which rose 2.25%, but trailed the S&P 500. Good security and market selection helped the fund outpace its sector benchmark. The strongest contribution came from stock picking in health care facilities, where I favored assisted living and ambulatory surgery centers. Two assisted living companies, Brookdale Senior Living and American Retirement, were especially strong performers. During the period, Brookdale purchased American Retirement. Our overweighted exposure to the managed care subsector also contributed versus the index, particularly our holding of Health Net, a company seen increasingly by the market as an attractive acquisition target. Stock selection in pharmaceuticals, along with out-of-benchmark investments in wellness and nutrition companies, such as Herbalife and Hansen Natural, also boosted performance. Hansen Natural was sold by period end. Underweighting large-cap pharmaceutical stocks, such as Abbott Laboratories, hurt results, as did an underweighted position in medical-device maker Guidant, where a takeover struggle came to a boil and helped its stock. Fund performance also was hurt by out-of-benchmark investments in Aspect Medical Systems, where sales slowed, and Salix Pharmaceuticals, where there were clinical setbacks. Both positions were sold. Security selection in health care services detracted as well.

Note to shareholders: Aaron Cooper became manager of the fund on August 1, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Health Care Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 971.80	$ 6.06
HypotheticalA	$ 1,000.00	$ 1,018.65	$ 6.21
Class T
Actual	$ 1,000.00	$ 970.80	$ 7.28
HypotheticalA	$ 1,000.00	$ 1,017.41	$ 7.45
Class B
Actual	$ 1,000.00	$ 968.50	$ 9.81
HypotheticalA	$ 1,000.00	$ 1,014.83	$ 10.04
Class C
Actual	$ 1,000.00	$ 968.60	$ 9.42
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.64
Institutional Class
Actual	$ 1,000.00	$ 973.70	$ 4.21
HypotheticalA	$ 1,000.00	$ 1,020.53	$ 4.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.24%
Class T	1.49%
Class B	2.01%
Class C	1.93%
Institutional Class	.86%

Annual Report

Advisor Health Care Fund

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund' net assets	% of fund's net assets 6 months ago
Pfizer, Inc.	7.8	5.8
Johnson & Johnson	7.7	3.6
Merck & Co., Inc.	5.4	4.1
Genentech, Inc.	4.3	3.8
Amgen, Inc.	4.3	1.9
Wyeth	4.2	4.8
UnitedHealth Group, Inc.	3.8	6.7
Medtronic, Inc.	2.7	1.6
Abbott Laboratories	2.6	0.4
Allergan, Inc.	2.6	2.6
	45.4
Top Industries (% of fund's net assets)
As of July 31, 2006
Pharmaceuticals	37.4%
Health Care Providers & Services	25.9%
Health Care Equipment & Supplies	15.9%
Biotechnology	14.4%
Life Sciences Tools & Services	3.3%
All Others*	3.1%

As of January 31, 2006
Pharmaceuticals	32.1%
Health Care Providers & Services	30.9%
Health Care Equipment & Supplies	18.6%
Biotechnology	15.0%
Personal Products	1.0%
All Others*	2.4%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Health Care Fund

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 14.4%
Biotechnology - 14.4%
Alizyme PLC (a)	24,600	$ 45,494
Alnylam Pharmaceuticals, Inc. (a)	67,200	858,144
Altus Pharmaceuticals, Inc.	17,200	245,616
Amgen, Inc. (a)	448,800	31,299,312
Amylin Pharmaceuticals, Inc. (a)	65,400	3,191,520
Biogen Idec, Inc. (a)	124,600	5,248,152
BioSphere Medical, Inc. (a)	24,400	143,960
Celgene Corp. (a)	105,600	5,057,184
Cephalon, Inc. (a)	23,600	1,551,464
DOV Pharmaceutical, Inc. (a)	17,000	24,140
DUSA Pharmaceuticals, Inc. (a)	86,400	387,936
Genentech, Inc. (a)	390,300	31,544,046
Gentium Spa sponsored ADR (a)	2,900	39,875
Genzyme Corp. (a)	54,745	3,737,989
Gilead Sciences, Inc. (a)	183,100	11,256,988
Human Genome Sciences, Inc. (a)	61,200	594,252
ICOS Corp. (a)	28,500	650,940
ImClone Systems, Inc. (a)	34,500	1,121,250
MannKind Corp. (a)	7,000	128,030
Martek Biosciences (a)(d)	14,300	399,399
MedImmune, Inc. (a)	103,230	2,619,977
Millennium Pharmaceuticals, Inc. (a)	139,400	1,368,908
Myogen, Inc. (a)	13,800	425,868
Neopharm, Inc. (a)	2,900	13,195
PDL BioPharma, Inc. (a)	51,500	927,515
Solexa, Inc. (a)(d)	36,515	323,523
Tercica, Inc. (a)(d)	231,800	1,170,590
Theravance, Inc. (a)	6,900	163,461
Vertex Pharmaceuticals, Inc. (a)	41,900	1,404,488
		105,943,216
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Human Resource & Employment Services - 0.1%
On Assignment, Inc. (a)	47,137	403,021
DIVERSIFIED CONSUMER SERVICES - 0.1%
Specialized Consumer Services - 0.1%
Service Corp. International (SCI)	61,700	463,367
FOOD & STAPLES RETAILING - 0.1%
Food Distributors - 0.1%
United Natural Foods, Inc. (a)	22,500	678,150
Food Retail - 0.0%
Whole Foods Market, Inc.	6,600	379,566
TOTAL FOOD & STAPLES RETAILING		1,057,716
FOOD PRODUCTS - 0.2%
Packaged Foods & Meats - 0.2%
Groupe Danone	12,100	1,599,689

	Shares	Value (Note 1)
HEALTH CARE EQUIPMENT & SUPPLIES - 15.9%
Health Care Equipment - 12.4%
Advanced Medical Optics, Inc. (a)	28,300	$ 1,393,775
Baxter International, Inc.	245,930	10,329,060
Beckman Coulter, Inc.	19,000	1,087,750
Becton, Dickinson & Co.	105,200	6,934,784
BioLase Technology, Inc.	37,600	308,696
Biomet, Inc.	38,700	1,274,778
Boston Scientific Corp. (a)	562,700	9,571,527
C.R. Bard, Inc.	71,050	5,042,419
Cyberonics, Inc. (a)	300	6,429
Cytyc Corp. (a)	74,500	1,832,700
Dade Behring Holdings, Inc.	41,760	1,700,885
Edwards Lifesciences Corp. (a)	18,600	822,864
HealthTronics, Inc. (a)	10,195	66,981
Hillenbrand Industries, Inc.	12,400	615,784
Hologic, Inc. (a)	3,700	166,167
Hospira, Inc. (a)	44,382	1,939,050
IDEXX Laboratories, Inc. (a)	13,300	1,177,050
Imaging Dynamics Co. Ltd. (a)	265,100	782,462
IntraLase Corp. (a)	4,951	85,850
Intuitive Surgical, Inc. (a)	13,200	1,256,640
Invacare Corp.	13,700	288,111
Kinetic Concepts, Inc. (a)	31,000	1,381,360
Medtronic, Inc. (d)	389,600	19,682,592
Mentor Corp.	19,600	871,416
Natus Medical, Inc. (a)	45,714	559,997
NMT Medical, Inc. (a)	5,100	54,825
Novoste Corp. (a)(e)	3,125	7,969
Optos PLC	211,000	759,741
PhotoMedex, Inc. (a)	118,426	156,322
ResMed, Inc. (a)	34,600	1,605,786
Respironics, Inc. (a)	34,300	1,220,394
Restore Medical, Inc.	49,900	361,775
SonoSite, Inc. (a)	4,500	145,260
St. Jude Medical, Inc. (a)	125,100	4,616,190
Stereotaxis, Inc. (a)	259,829	2,221,538
Steris Corp.	21,000	486,570
Stryker Corp.	52,500	2,389,275
The Spectranetics Corp. (a)	2,500	32,225
Varian Medical Systems, Inc. (a)	50,600	2,293,192
Zimmer Holdings, Inc. (a)	81,400	5,147,736
		90,677,925
Health Care Supplies - 3.5%
Alcon, Inc.	131,800	14,553,356
Arrow International, Inc.	22,500	713,925
Bausch & Lomb, Inc.	3,800	179,740
Cooper Companies, Inc.	20,043	885,901
DENTSPLY International, Inc.	67,600	2,115,880
DJO, Inc. (a)	74,100	2,924,727
Gen-Probe, Inc. (a)	22,300	1,158,485
Immucor, Inc. (a)	31,050	618,206
Inverness Medical Innovations, Inc. (a)	29,900	889,226
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE EQUIPMENT & SUPPLIES - CONTINUED
Health Care Supplies - continued
Inverness Medical Innovations, Inc. (a)(f)	14,543	$ 432,509
Lifecore Biomedical, Inc. (a)	42,900	633,204
Nutraceutical International Corp. (a)	47,970	677,336
		25,782,495
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		116,460,420
HEALTH CARE PROVIDERS & SERVICES - 25.9%
Health Care Distributors & Services - 3.8%
AmerisourceBergen Corp.	89,800	3,861,400
Andrx Corp. (a)	30,700	732,195
Cardinal Health, Inc.	177,900	11,919,300
Henry Schein, Inc. (a)	38,000	1,801,580
McKesson Corp.	148,600	7,487,954
Patterson Companies, Inc. (a)	61,155	2,034,015
		27,836,444
Health Care Facilities - 5.5%
Acibadem Saglik Hizmetleri AS	64,830	653,668
Apollo Hospitals Enterprise Ltd.	20,886	179,732
Brookdale Senior Living, Inc.	266,600	12,396,900
Bumrungrad Hospital PCL (For. Reg.)	1,858,800	1,742,932
Capital Senior Living Corp. (a)	215,900	2,204,339
Community Health Systems, Inc. (a)	100,300	3,636,878
Emeritus Corp. (a)	37,400	706,486
HCA, Inc.	132,700	6,523,532
Health Management Associates, Inc. Class A	70,400	1,431,232
HealthSouth Corp.	12,400	48,980
LifePoint Hospitals, Inc. (a)	26,100	879,309
Manor Care, Inc.	8,600	430,430
NovaMed Eyecare, Inc. (a)	4,300	31,906
Odyssey Healthcare, Inc. (a)	66,500	1,197,665
Psychiatric Solutions, Inc. (a)	36,900	1,161,981
Sun Healthcare Group, Inc. (a)	22,600	195,942
Tenet Healthcare Corp. (a)	171,600	1,015,872
Triad Hospitals, Inc. (a)	25,700	1,001,529
U.S. Physical Therapy, Inc. (a)	22,238	340,019
United Surgical Partners International, Inc. (a)	29,588	730,824
Universal Health Services, Inc. Class B	21,600	1,209,600
VCA Antech, Inc. (a)	74,120	2,591,976
		40,311,732
Health Care Services - 7.2%
Apria Healthcare Group, Inc. (a)	5,100	89,352
Caremark Rx, Inc.	187,100	9,878,880
Chemed Corp.	81,500	2,997,570
DaVita, Inc. (a)	88,850	4,444,277
Emergency Medical Services Corp. Class A	52,900	630,568
Express Scripts, Inc. (a)	62,900	4,845,187
HAPC, Inc. unit	215,800	1,290,484

	Shares	Value (Note 1)
Health Grades, Inc. (a)	144,800	$ 615,400
HealthExtras, Inc. (a)	10,100	262,196
Healthways, Inc. (a)	63,202	3,395,211
HMS Holdings Corp. (a)	5,500	61,710
I-trax, Inc. (a)	24,700	82,251
Laboratory Corp. of America Holdings (a)	56,300	3,626,846
Lincare Holdings, Inc. (a)	40,800	1,420,248
Medco Health Solutions, Inc. (a)	136,000	8,068,880
Omnicare, Inc. (d)	52,500	2,376,150
Pediatrix Medical Group, Inc. (a)	21,000	890,400
QMed, Inc. (a)	8,700	26,274
Quest Diagnostics, Inc.	74,900	4,502,988
RehabCare Group, Inc. (a)	31,300	585,936
ResCare, Inc. (a)	131,336	2,498,011
		52,588,819
Managed Health Care - 9.4%
Aetna, Inc.	244,700	7,705,603
AMERIGROUP Corp. (a)	22,500	654,750
CIGNA Corp.	22,023	2,009,599
Coventry Health Care, Inc. (a)	47,350	2,495,345
Health Net, Inc. (a)	63,800	2,677,686
Humana, Inc. (a)	69,100	3,864,763
Magellan Health Services, Inc. (a)	12,800	615,296
Sierra Health Services, Inc. (a)	42,100	1,817,878
UnitedHealth Group, Inc.	586,009	28,028,810
Wellcare Health Plans, Inc. (a)	3,700	181,522
WellPoint, Inc. (a)	256,200	19,086,900
		69,138,152
TOTAL HEALTH CARE PROVIDERS & SERVICES		189,875,147
HEALTH CARE TECHNOLOGY - 1.2%
Healthcare Technology - 1.2%
Cerner Corp. (a)	22,400	906,752
Eclipsys Corp. (a)	101,500	1,981,280
Emdeon Corp. (a)	132,816	1,597,776
IMS Health, Inc.	93,500	2,565,640
Systems Xcellence, Inc. (a)	6,175	74,759
WebMD Health Corp. Class A (d)	42,289	1,797,705
		8,923,912
INTERNET & CATALOG RETAIL - 0.4%
Internet Retail - 0.4%
NutriSystem, Inc. (a)(d)	52,679	2,787,773
LIFE SCIENCES TOOLS & SERVICES - 3.3%
Life Science Tools & Services - 3.3%
Affymetrix, Inc. (a)	44,916	968,838
Applera Corp.:
- Applied Biosystems Group	89,800	2,887,070
- Celera Genomics Group (a)	19,400	261,900
Charles River Laboratories International, Inc. (a)	31,500	1,118,250
Common Stocks - continued
	Shares	Value (Note 1)
LIFE SCIENCES TOOLS & SERVICES - CONTINUED
Life Science Tools & Services - continued
Covance, Inc. (a)	30,900	$ 1,970,184
Exelixis, Inc. (a)	152,497	1,357,223
Fisher Scientific International, Inc. (a)	51,400	3,809,254
Illumina, Inc. (a)	7,182	274,568
Invitrogen Corp. (a)	26,700	1,649,793
MDS, Inc.	12,500	228,769
Millipore Corp. (a)	25,870	1,620,756
Nektar Therapeutics (a)(d)	39,000	635,700
Pharmaceutical Product Development, Inc.	30,900	1,189,032
QIAGEN NV (a)	10,000	151,900
Techne Corp. (a)	18,600	924,234
Thermo Electron Corp. (a)	69,000	2,553,690
Waters Corp. (a)	74,179	3,017,602
		24,618,763
PERSONAL PRODUCTS - 0.6%
Personal Products - 0.6%
Herbalife Ltd. (a)	105,300	3,761,316
NBTY, Inc. (a)	28,000	826,840
		4,588,156
PHARMACEUTICALS - 37.4%
Pharmaceuticals - 37.4%
Abbott Laboratories	405,320	19,362,136
Abraxis BioScience, Inc. (a)	26,200	525,310
Adams Respiratory Therapeutics, Inc.	3,700	165,464
Allergan, Inc.	178,350	19,235,048
Altana AG sponsored ADR (d)	1,200	68,808
AnorMED, Inc. (a)	23,900	153,758
Barr Pharmaceuticals, Inc. (a)	45,800	2,279,008
Biovail Corp.	37,400	826,925
Bristol-Myers Squibb Co.	298,000	7,143,060
Eli Lilly & Co.	167,900	9,531,683
Endo Pharmaceuticals Holdings, Inc. (a)	58,500	1,817,595
Forest Laboratories, Inc. (a)	139,900	6,478,769
Impax Laboratories, Inc. (a)	8,000	38,800
Johnson & Johnson	909,458	56,886,598
King Pharmaceuticals, Inc. (a)	112,500	1,914,750
Kos Pharmaceuticals, Inc. (a)	13,095	541,347
Medicis Pharmaceutical Corp. Class A	22,100	609,076
Merck & Co., Inc.	988,200	39,794,814
MGI Pharma, Inc. (a)	31,400	458,754
Mylan Laboratories, Inc.	67,100	1,473,516
New River Pharmaceuticals, Inc. (a)	2,200	53,768
Novartis AG sponsored ADR	20,000	1,124,400
Perrigo Co.	7,500	118,800
Pfizer, Inc.	2,215,420	57,578,766
Roche Holding AG (participation certificate)	31,524	5,609,845
Schering-Plough Corp.	360,800	7,374,752
Sepracor, Inc. (a)	46,000	2,272,400

	Shares	Value (Note 1)
Valeant Pharmaceuticals International	12,400	$ 214,272
Watson Pharmaceuticals, Inc. (a)	18,500	414,215
Wyeth	628,820	30,478,905
		274,545,342
TOTAL COMMON STOCKS (Cost $626,521,970)		731,266,522
Nonconvertible Preferred Stocks - 0.0%

LIFE SCIENCES TOOLS & SERVICES - 0.0%
Life Science Tools & Services - 0.0%
GeneProt, Inc. Series A (a)(f) (Cost $232,840)	43,000	0
Money Market Funds - 2.0%

Fidelity Cash Central Fund, 5.3% (b)	399,892	399,892
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	14,527,309	14,527,309
TOTAL MONEY MARKET FUNDS (Cost $14,927,201)		14,927,201
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $641,682,011)		746,193,723
NET OTHER ASSETS - (1.6)%		(12,032,699)
NET ASSETS - 100%		$ 734,161,024
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,969 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $432,509 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
GeneProt, Inc. Series A	7/7/00	$ 232,840
Inverness Medical Innovations, Inc.	2/8/06	$ 354,995
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 64,261
Fidelity Securities Lending Cash Central Fund	146,748
Total	$ 211,009

See accompanying notes which are an integral part of the financial statements.

Health Care

Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $14,368,081) - See accompanying schedule: Unaffiliated issuers (cost $626,754,810)	$ 731,266,522
Affiliated Central Funds (cost $14,927,201)	14,927,201
Total Investments (cost $641,682,011)		$ 746,193,723
Cash		356,306
Receivable for investments sold		4,708,509
Receivable for fund shares sold		1,587,840
Dividends receivable		229,208
Interest receivable		3,481
Prepaid expenses		1,193
Other receivables		26,532
Total assets		753,106,792

Liabilities
Payable for investments purchased	$ 616,152
Payable for fund shares redeemed	2,807,844
Accrued management fee	339,428
Distribution fees payable	373,696
Other affiliated payables	241,426
Other payables and accrued expenses	39,913
Collateral on securities loaned, at value	14,527,309
Total liabilities		18,945,768

Net Assets		$ 734,161,024
Net Assets consist of:
Paid in capital		$ 568,142,874
Accumulated net investment loss		(327)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		61,506,756
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		104,511,721
Net Assets		$ 734,161,024

Statement of Assets and Liabilities - continued

July 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($199,220,727 ÷ 8,380,701 shares)	$ 23.77

Maximum offering price per share (100/94.25 of $23.77)	$ 25.22
Class T: Net Asset Value and redemption price per share ($218,279,688 ÷ 9,385,692 shares)	$ 23.26

Maximum offering price per share (100/96.50 of $23.26)	$ 24.10
Class B: Net Asset Value and offering price per share ($180,364,463 ÷ 8,136,634 shares)A	$ 22.17

Class C: Net Asset Value and offering price per share ($115,643,890 ÷ 5,200,243 shares)A	$ 22.24

Institutional Class: Net Asset Value, offering price and redemption price per share ($20,652,256 ÷ 845,445 shares)	$ 24.43

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Health Care Fund
Financial Statements - continued

Statement of Operations

Year ended July 31, 2006

Investment Income
Dividends		$ 6,341,103
Interest		1,386
Income from affiliated Central Funds		211,009
Total income		6,553,498

Expenses
Management fee	$ 4,446,781
Transfer agent fees	2,815,398
Distribution fees	5,182,001
Accounting and security lending fees	290,435
Independent trustees' compensation	3,204
Custodian fees and expenses	43,944
Registration fees	68,007
Audit	46,606
Legal	9,368
Miscellaneous	9,193
Total expenses before reductions	12,914,937
Expense reductions	(236,020)	12,678,917
Net investment income (loss)		(6,125,419)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	99,179,050
Foreign currency transactions	7,452
Total net realized gain (loss)		99,186,502
Change in net unrealized appreciation (depreciation) on: Investment securities	(66,786,614)
Assets and liabilities in foreign currencies	(495)
Total change in net unrealized appreciation (depreciation)		(66,787,109)
Net gain (loss)		32,399,393
Net increase (decrease) in net assets resulting from operations		$ 26,273,974

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (6,125,419)	$ (5,116,814)
Net realized gain (loss)	99,186,502	26,792,251
Change in net unrealized appreciation (depreciation)	(66,787,109)	122,599,712
Net increase (decrease) in net assets resulting from operations	26,273,974	144,275,149
Distributions to shareholders from net realized gain	(1,408,688)	-
Share transactions - net increase (decrease)	(90,540,183)	(127,767,624)
Redemption fees	29,238	24,114
Total increase (decrease) in net assets	(65,645,659)	16,531,639

Net Assets
Beginning of period	799,806,683	783,275,044
End of period (including accumulated net investment loss of $327 and accumulated net investment loss of $458, respectively)	$ 734,161,024	$ 799,806,683

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 22.94	$ 18.91	$ 18.29	$ 16.51	$ 20.41
Income from Investment Operations
Net investment income (loss) C	(.09)	(.05)	(.05)	- E	(.04)
Net realized and unrealized gain (loss)	.96	4.08	.67	1.78	(3.86)
Total from investment operations	.87	4.03	.62	1.78	(3.90)
Distributions from net realized gain	(.04)	-	-	-	-
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 23.77	$ 22.94	$ 18.91	$ 18.29	$ 16.51
Total Return A, B	3.79%	21.31%	3.39%	10.78%	(19.11)%
Ratios to Average Net Assets D
Expenses before reductions	1.25%	1.28%	1.32%	1.34%	1.29%
Expenses net of fee waivers, if any	1.25%	1.28%	1.32%	1.34%	1.29%
Expenses net of all reductions	1.21%	1.26%	1.29%	1.27%	1.24%
Net investment income (loss)	(.38)%	(.22)%	(.26)%	(.01)%	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 199,221	$ 139,158	$ 104,258	$ 108,692	$ 103,292
Portfolio turnover rate	99%	71%	60%	120%	167%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 22.50	$ 18.60	$ 18.03	$ 16.31	$ 20.22
Income from Investment Operations
Net investment income (loss) C	(.15)	(.09)	(.09)	(.04)	(.09)
Net realized and unrealized gain (loss)	.95	3.99	.66	1.76	(3.82)
Total from investment operations	.80	3.90	.57	1.72	(3.91)
Distributions from net realized gain	(.04)	-	-	-	-
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 23.26	$ 22.50	$ 18.60	$ 18.03	$ 16.31
Total Return A, B	3.55%	20.97%	3.16%	10.55%	(19.34)%
Ratios to Average Net Assets D
Expenses before reductions	1.50%	1.53%	1.56%	1.59%	1.52%
Expenses net of fee waivers, if any	1.50%	1.53%	1.56%	1.59%	1.52%
Expenses net of all reductions	1.47%	1.51%	1.53%	1.51%	1.47%
Net investment income (loss)	(.63)%	(.47)%	(.51)%	(.26)%	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 218,280	$ 243,353	$ 243,176	$ 264,115	$ 274,243
Portfolio turnover rate	99%	71%	60%	120%	167%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 21.55	$ 17.91	$ 17.45	$ 15.86	$ 19.76
Income from Investment Operations
Net investment income (loss) C	(.25)	(.19)	(.18)	(.12)	(.18)
Net realized and unrealized gain (loss)	.91	3.83	.64	1.71	(3.72)
Total from investment operations	.66	3.64	.46	1.59	(3.90)
Distributions from net realized gain	(.04)	-	-	-	-
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 22.17	$ 21.55	$ 17.91	$ 17.45	$ 15.86
Total Return A, B	3.06%	20.32%	2.64%	10.03%	(19.74)%
Ratios to Average Net Assets D
Expenses before reductions	2.01%	2.04%	2.06%	2.05%	2.02%
Expenses net of fee waivers, if any	2.01%	2.04%	2.06%	2.05%	2.02%
Expenses net of all reductions	1.98%	2.01%	2.03%	1.98%	1.98%
Net investment income (loss)	(1.14)%	(.98)%	(1.01)%	(.73)%	(.97)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 180,364	$ 266,319	$ 285,299	$ 317,906	$ 334,056
Portfolio turnover rate	99%	71%	60%	120%	167%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 21.61	$ 17.94	$ 17.47	$ 15.87	$ 19.76
Income from Investment Operations
Net investment income (loss) C	(.24)	(.17)	(.17)	(.11)	(.17)
Net realized and unrealized gain (loss)	.91	3.84	.64	1.71	(3.72)
Total from investment operations	.67	3.67	.47	1.60	(3.89)
Distributions from net realized gain	(.04)	-	-	-	-
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 22.24	$ 21.61	$ 17.94	$ 17.47	$ 15.87
Total Return A, B	3.10%	20.46%	2.69%	10.08%	(19.69)%
Ratios to Average Net Assets D
Expenses before reductions	1.94%	1.97%	2.00%	2.00%	1.97%
Expenses net of fee waivers, if any	1.94%	1.97%	2.00%	2.00%	1.97%
Expenses net of all reductions	1.91%	1.94%	1.97%	1.92%	1.93%
Net investment income (loss)	(1.07)%	(.91)%	(.95)%	(.67)%	(.92)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 115,644	$ 131,277	$ 130,184	$ 150,576	$ 160,877
Portfolio turnover rate	99%	71%	60%	120%	167%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 23.48	$ 19.28	$ 18.58	$ 16.70	$ 20.58
Income from Investment Operations
Net investment income (loss) B	- D	.04	.03	.06	.02
Net realized and unrealized gain (loss)	.99	4.16	.67	1.82	(3.90)
Total from investment operations	.99	4.20	.70	1.88	(3.88)
Distributions from net realized gain	(.04)	-	-	-	-
Redemption fees added to paid in capital B	- D	- D	- D	- D	- D
Net asset value, end of period	$ 24.43	$ 23.48	$ 19.28	$ 18.58	$ 16.70
Total Return A	4.21%	21.78%	3.77%	11.26%	(18.85)%
Ratios to Average Net Assets C
Expenses before reductions	.86%	.88%	.91%	.96%	.95%
Expenses net of fee waivers, if any	.86%	.88%	.91%	.96%	.95%
Expenses net of all reductions	.83%	.85%	.88%	.88%	.90%
Net investment income (loss)	.01%	.18%	.14%	.37%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,652	$ 19,698	$ 20,358	$ 23,364	$ 35,923
Portfolio turnover rate	99%	71%	60%	120%	167%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Health Care Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 128,013,083
Unrealized depreciation	(24,775,757)
Net unrealized appreciation (depreciation)	103,237,326
Undistributed ordinary income	9,125,963
Undistributed long-term capital gain	48,458,816

Cost for federal income tax purposes	$ 642,956,397

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Long-term Capital Gains	$ 1,408,688	$ -

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

On September 21, 2006, the Board of Trustees approved a change in the redemption fee. Effective October 1, 2006, shares held in the Fund less than 30 days will be subject to a redemption fee equal to .75% of the proceeds of the redeemed shares.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $774,813,568 and $871,645,598, respectively.

Health Care

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 423,131	$ 4,527
Class T	.25%	.25%	1,182,110	7,214
Class B	.75%	.25%	2,306,920	1,730,783
Class C	.75%	.25%	1,269,840	103,729
			$ 5,182,001	$ 1,846,253

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 90,379
Class T	33,806
Class B *	378,521
Class C *	7,638
$ 510,344

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 624,294.37
Class T	871,133.37
Class B	882,721.38
Class C	390,359.31
Institutional Class	46,891.23
	$ 2,815,398

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,654 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $2,276 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $146,748.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $227,340 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 8,680

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Health Care

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2006	2005
From net realized gain
Class A	$ 268,383	$ -
Class T	418,518	-
Class B	451,789	-
Class C	237,307	-
Institutional Class	32,691	-
Total	$ 1,408,688	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	4,246,771	2,249,275	$ 100,545,647	$ 46,669,256
Reinvestment of distributions	9,593	-	231,281	-
Shares redeemed	(1,943,098)	(1,695,541)	(45,790,984)	(34,388,787)
Net increase (decrease)	2,313,266	553,734	$ 54,985,944	$ 12,280,469
Class T
Shares sold	1,483,213	1,442,909	$ 34,397,018	$ 29,136,425
Reinvestment of distributions	16,686	-	394,126	-
Shares redeemed	(2,931,043)	(3,703,075)	(67,817,881)	(73,845,453)
Net increase (decrease)	(1,431,144)	(2,260,166)	$ (33,026,737)	$ (44,709,028)
Class B
Shares sold	602,620	688,188	$ 13,347,616	$ 13,318,322
Reinvestment of distributions	17,559	-	396,669	-
Shares redeemed	(4,838,970)	(4,265,630)	(107,126,893)	(81,968,667)
Net increase (decrease)	(4,218,791)	(3,577,442)	$ (93,382,608)	$ (68,650,345)
Class C
Shares sold	622,433	718,291	$ 13,817,015	$ 14,077,610
Reinvestment of distributions	8,336	-	188,806	-
Shares redeemed	(1,506,077)	(1,900,462)	(33,350,524)	(36,319,943)
Net increase (decrease)	(875,308)	(1,182,171)	$ (19,344,703)	$ (22,242,333)
Institutional Class
Shares sold	197,168	80,685	$ 4,832,048	$ 1,707,265
Reinvestment of distributions	990	-	24,473	-
Shares redeemed	(191,717)	(297,641)	(4,628,600)	(6,153,652)
Net increase (decrease)	6,441	(216,956)	$ 227,921	$ (4,446,387)

Annual Report

Advisor Natural Resources Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	25.26%	16.52%	12.91%
Class T (incl. 3.50% sales charge)	27.96%	16.85%	13.01%
Class B (incl. contingent deferred sales charge) B	26.86%	16.83%	13.06%
Class C (incl. contingent deferred sales charge) C	30.96%	17.09%	12.80%

A Class A's 12b-1 fee may range over time between 0.25% and 0.35%, as an amount of brokerage commissions equivalent to up to 0.10% of the class's average net assets may be used to promote the sale of class shares. This practice has been discontinued and no commissions incurred after June 30, 2003 have been used to pay distribution expenses. The initial offering of Class A shares took place on September 3, 1996. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect a 0.50% 12b-1 fee.

B Class B shares bear a 1.00% 12b-1 fee. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources Fund - Class T on July 31, 1996, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Natural Resources Fund

Management's Discussion of Fund Performance

Comments from Matthew Friedman, Portfolio Manager of Fidelity® Advisor Natural Resources Fund through June 30, 2006

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned 32.90%, 32.60%, 31.86% and 31.96%, respectively (excluding sales charges), outperforming both the S&P 500 and the Goldman Sachs® Natural Resources Index, which gained 27.76%. Favorable security and market selection bolstered returns across a wide range of industries. In particular, investments in the metals industries helped, including Titanium Metals and steel pipe manufacturer Oregon Steel Mills, both of which benefited from high demand for their products. Apex Silver Mines - which was sold from the fund - and gold miner Newmont Mining moved up on higher prices for silver and gold, while mining equipment manufacturer Bucyrus International gained as well. In energy, underweighting integrated oil companies - including BP, Chevron and Exxon Mobil - that underperformed other energy market components further boosted the fund's relative return. Oil and gas refining stocks such as Premcor - which was acquired by Valero - and Frontier Oil also contributed, as did several oil and gas exploration and production stocks. Additionally, the fund's investments in foreign stocks got a boost from favorable currency movements. On the flip side, the fund was underweighted in some index-component metals companies that performed well, including diversified miner Phelps Dodge and Canadian nickel miners Falconbridge and Inco, all companies that benefited from merger discussions. Aluminum giant Alcoa detracted in response to higher energy costs that it couldn't pass on to its customers. In energy, underweighting Canadian oil sands company Suncor Energy and Marathon Oil - which is no longer held - hurt, while natural gas producer Plains Exploration detracted in response to weak gas prices. Elsewhere, Chicago Bridge & Iron disappointed due to accounting-related concerns.

Note to shareholders: John Dowd was named co-manager of the fund on May 1, 2006, and sole manager effective July 1, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Natural Resources Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period * February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 994.60	$ 5.93
HypotheticalA	$ 1,000.00	$ 1,018.84	$ 6.01
Class T
Actual	$ 1,000.00	$ 993.30	$ 6.92
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00
Class B
Actual	$ 1,000.00	$ 990.60	$ 9.62
HypotheticalA	$ 1,000.00	$ 1,015.12	$ 9.74
Class C
Actual	$ 1,000.00	$ 990.80	$ 9.43
HypotheticalA	$ 1,000.00	$ 1,015.32	$ 9.54
Institutional Class
Actual	$ 1,000.00	$ 996.00	$ 4.26
HypotheticalA	$ 1,000.00	$ 1,020.53	$ 4.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.20%
Class T	1.40%
Class B	1.95%
Class C	1.91%
Institutional Class	.86%

Annual Report

Advisor Natural Resources Fund

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Schlumberger Ltd. (NY Shares)	4.7	3.5
ConocoPhillips	4.0	2.4
Valero Energy Corp.	4.0	2.5
GlobalSantaFe Corp.	3.6	4.0
Smith International, Inc.	3.5	3.2
National Oilwell Varco, Inc.	3.5	4.6
Halliburton Co.	3.5	4.7
Alcoa, Inc.	3.3	1.6
Chesapeake Energy Corp.	2.9	1.6
Exxon Mobil Corp.	2.8	0.5
	35.8
Top Industries (% of fund's net assets)
As of July 31, 2006
Oil, Gas & Consumable Fuels	42.6%
Energy Equipment & Services	29.6%
Metals & Mining	15.0%
Machinery	2.1%
Chemicals	1.9%
All Others *	8.8%

As of January 31, 2006
Oil, Gas & Consumable Fuels	41.1%
Energy Equipment & Services	30.8%
Metals & Mining	14.2%
Machinery	3.5%
Construction & Engineering	2.3%
All Others *	8.1%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Natural Resources Fund

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (Note 1)
AIRLINES - 0.2%
Airlines - 0.2%
AirTran Holdings, Inc. (a)	146,820	$ 1,841,123
CHEMICALS - 1.9%
Commodity Chemicals - 0.3%
Celanese Corp. Class A	24,500	470,645
Formosa Chemicals & Fibre Corp.	1,115,490	1,566,987
Georgia Gulf Corp.	14,200	361,532
Tokai Carbon Co. Ltd. (d)	16,000	89,176
		2,488,340
Diversified Chemicals - 0.3%
Ashland, Inc.	36,700	2,440,917
Fertilizers & Agricultural Chemicals - 1.2%
Agrium, Inc.	48,300	1,169,939
CF Industries Holdings, Inc.	118,300	1,917,643
Mosaic Co.	329,700	5,172,993
Terra Nitrogen Co. LP	64,708	1,428,753
		9,689,328
Specialty Chemicals - 0.1%
Tokuyama Corp.	93,000	1,235,403
TOTAL CHEMICALS		15,853,988
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Environmental & Facility Services - 0.0%
Clean Harbors, Inc.	5,000	184,450
Human Resource & Employment Services - 0.0%
Brunel International NV	621	19,276
TOTAL COMMERCIAL SERVICES & SUPPLIES		203,726
CONSTRUCTION & ENGINEERING - 1.3%
Construction & Engineering - 1.3%
Chicago Bridge & Iron Co. NV (NY Shares)	262,900	6,377,954
Fluor Corp.	37,900	3,328,757
Infrasource Services, Inc. (a)	45,900	852,822
		10,559,533
CONTAINERS & PACKAGING - 1.1%
Metal & Glass Containers - 0.6%
Owens-Illinois, Inc.	320,500	4,849,165
Paper Packaging - 0.5%
Smurfit-Stone Container Corp.	201,100	2,035,132
Temple-Inland, Inc.	49,600	2,109,984
		4,145,116
TOTAL CONTAINERS & PACKAGING		8,994,281

	Shares	Value (Note 1)
ELECTRICAL EQUIPMENT - 1.1%
Electrical Components & Equipment - 0.3%
Q-Cells AG (d)	18,800	$ 1,346,235
Suntech Power Holdings Co. Ltd. sponsored ADR	41,700	1,081,281
		2,427,516
Heavy Electrical Equipment - 0.8%
Areva (investment certificates)(non-vtg.)	100	57,660
Vestas Wind Systems AS (a)	256,400	6,913,003
		6,970,663
TOTAL ELECTRICAL EQUIPMENT		9,398,179
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
Electronic Equipment & Instruments - 0.2%
Itron, Inc. (a)	28,000	1,303,120
ENERGY EQUIPMENT & SERVICES - 29.6%
Oil & Gas Drilling - 10.1%
Diamond Offshore Drilling, Inc.	109,800	8,666,514
ENSCO International, Inc.	33,200	1,534,504
GlobalSantaFe Corp.	552,200	30,332,346
Helmerich & Payne, Inc.	400	11,072
Nabors Industries Ltd. (a)	2,200	77,704
Noble Corp.	300,500	21,560,875
Patterson-UTI Energy, Inc.	2,900	82,128
Pride International, Inc. (a)	495,500	14,800,585
Rowan Companies, Inc.	900	30,483
TODCO Class A	1,200	45,732
Transocean, Inc. (a)	99,200	7,661,216
		84,803,159
Oil & Gas Equipment & Services - 19.5%
Baker Hughes, Inc.	175,050	13,995,248
BJ Services Co.	99,700	3,616,119
Cameron International Corp. (a)	2,500	126,025
FMC Technologies, Inc. (a)	2,300	144,946
Global Industries Ltd. (a)	5,000	83,400
Grant Prideco, Inc. (a)	1,900	86,469
Halliburton Co.	871,000	29,056,560
Hydril Co. (a)	45,000	3,117,150
Key Energy Services, Inc. (a)	151,800	2,239,050
Maverick Tube Corp. (a)	2,500	159,475
National Oilwell Varco, Inc. (a)	439,732	29,479,633
Oil States International, Inc. (a)	4,200	135,072
RPC, Inc.	2,900	66,700
Saipem Spa	3,800	87,594
Schlumberger Ltd. (NY Shares)	590,600	39,481,608
Smith International, Inc.	668,200	29,781,674
Veritas DGC, Inc. (a)	35,000	2,004,450
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY EQUIPMENT & SERVICES - CONTINUED
Oil & Gas Equipment & Services - continued
W-H Energy Services, Inc. (a)	41,500	$ 2,283,330
Weatherford International Ltd. (a)	188,100	8,810,604
		164,755,107
TOTAL ENERGY EQUIPMENT & SERVICES		249,558,266
FOOD PRODUCTS - 0.5%
Agricultural Products - 0.5%
Archer-Daniels-Midland Co.	2,300	101,200
Corn Products International, Inc.	117,800	3,918,028
Global Bio-Chem Technology Group Co. Ltd.	102,000	34,262
		4,053,490
GAS UTILITIES - 0.1%
Gas Utilities - 0.1%
Questar Corp.	11,700	1,036,620
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.1%
Independent Power Producers & Energy Traders - 1.1%
Mirant Corp. (a)	210,900	5,603,613
NRG Energy, Inc.	11,400	561,450
TXU Corp.	47,300	3,038,079
		9,203,142
INDUSTRIAL CONGLOMERATES - 0.4%
Industrial Conglomerates - 0.4%
McDermott International, Inc. (a)	73,350	3,340,359
Walter Industries, Inc.	1,400	62,664
		3,403,023
INSURANCE - 0.0%
Property & Casualty Insurance - 0.0%
Navigators Group, Inc. (a)	7,800	331,578
INVESTMENT COMPANIES - 0.0%
Investment Companies - 0.0%
Canfor Pulp Income Fund (a)	262	2,683
MACHINERY - 2.1%
Construction & Farm Machinery & Heavy Trucks - 2.1%
Bucyrus International, Inc. Class A	233,400	11,368,914
Joy Global, Inc.	154,550	5,798,716
Trinity Industries, Inc.	19,050	636,651
		17,804,281
MARINE - 0.1%
Marine - 0.1%
American Commercial Lines, Inc.	14,400	791,280
Stolt-Nielsen SA (d)	2,200	49,686
		840,966

	Shares	Value (Note 1)
METALS & MINING - 15.0%
Aluminum - 3.8%
Alcan, Inc.	1,300	$ 59,290
Alcoa, Inc.	914,800	27,398,260
Century Aluminum Co. (a)	2,500	77,175
Novelis, Inc.	224,400	4,422,163
		31,956,888
Diversified Metals & Mining - 4.6%
Falconbridge Ltd.	217,100	11,946,639
Freeport-McMoRan Copper & Gold, Inc. Class B	1,997	108,956
Inco Ltd.	31,100	2,403,407
Phelps Dodge Corp.	1,000	87,340
RTI International Metals, Inc. (a)	98,562	4,541,737
Teck Cominco Ltd. Class B (sub. vtg.)	79,700	5,275,300
Titanium Metals Corp.	459,855	13,262,218
VSMPO-AVISMA Corp. warrants (UBS Warrant Programme) 9/28/06 (a)	6,329	1,379,722
		39,005,319
Gold - 3.4%
Bema Gold Corp. (a)	168,700	961,572
Eldorado Gold Corp. (a)	436,400	2,059,364
Meridian Gold, Inc. (a)	296,600	7,996,877
Newmont Mining Corp.	340,400	17,438,692
Sasamat Capital Corp. (a)	15,999	41,597
		28,498,102
Precious Metals & Minerals - 0.2%
Aquarius Platinum Ltd. (United Kingdom)	60,400	1,009,266
Shore Gold, Inc. (a)	178,100	761,757
		1,771,023
Steel - 3.0%
AK Steel Holding Corp. (a)	58,300	753,236
Allegheny Technologies, Inc.	148,400	9,481,276
Commercial Metals Co.	30,200	685,238
Companhia Vale do Rio Doce sponsored ADR	4,800	111,360
Hitachi Metals Ltd.	7,000	65,268
Mittal Steel Co. NV Class A (NY Shares)	22,900	783,409
Oregon Steel Mills, Inc. (a)	253,300	11,712,592
United States Steel Corp.	26,500	1,671,355
		25,263,734
TOTAL METALS & MINING		126,495,066
OIL, GAS & CONSUMABLE FUELS - 42.6%
Coal & Consumable Fuels - 4.3%
Arch Coal, Inc.	106,800	4,051,992
Cameco Corp.	217,700	8,674,525
CONSOL Energy, Inc.	193,800	7,976,808
Foundation Coal Holdings, Inc.	127,100	4,847,594
Common Stocks - continued
	Shares	Value (Note 1)
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Coal & Consumable Fuels - continued
Peabody Energy Corp.	210,300	$ 10,493,970
USEC, Inc.	2,300	24,219
		36,069,108
Integrated Oil & Gas - 13.1%
BP PLC sponsored ADR	2,148	155,773
Chevron Corp.	310,236	20,407,324
ConocoPhillips	486,238	33,375,376
ENI Spa sponsored ADR	110,250	6,767,145
Exxon Mobil Corp.	341,460	23,130,500
Hess Corp.	1,800	95,220
Husky Energy, Inc.	35,400	2,404,422
MOL Magyar Olay-es Gazipari RT Series A (For. Reg.)	500	55,438
OAO Gazprom sponsored ADR	129,210	5,395,164
Occidental Petroleum Corp.	64,900	6,992,975
OMV AG	51,100	3,134,390
Suncor Energy, Inc.	102,400	8,257,335
		110,171,062
Oil & Gas Exploration & Production - 18.3%
Anadarko Petroleum Corp.	1,600	73,184
Apache Corp.	600	42,282
Cabot Oil & Gas Corp.	122,900	6,482,975
Canadian Natural Resources Ltd.	223,200	11,854,295
Chesapeake Energy Corp.	746,600	24,563,140
Comstock Resources, Inc. (a)	1,100	32,362
Denbury Resources, Inc. (a)	2,100	72,807
Devon Energy Corp.	700	45,248
EnCana Corp.	96,464	5,203,396
Energy Partners Ltd. (a)	54,100	982,997
EOG Resources, Inc.	151,200	11,211,480
EXCO Resources, Inc.	3,000	38,760
Goodrich Petroleum Corp.	3,400	115,430
Houston Exploration Co. (a)	18,900	1,206,954
Hugoton Royalty Trust	14,085	438,044
Kerr-McGee Corp.	207,300	14,552,460
Mariner Energy, Inc. (a)	34,210	616,122
Newfield Exploration Co. (a)	1,600	74,208
Nexen, Inc.	85,900	5,025,256
Penn West Energy Trust (d)	50,700	2,036,334
Plains Exploration & Production Co. (a)	96,900	4,259,724
Pogo Producing Co.	1,600	70,832
Quicksilver Resources, Inc. (a)	45,050	1,592,968
Range Resources Corp.	633,527	17,808,444
Southwestern Energy Co. (a)	1,800	61,920

	Shares	Value (Note 1)
Talisman Energy, Inc.	682,900	$ 11,604,955
Ultra Petroleum Corp. (a)	299,800	17,556,288
XTO Energy, Inc.	351,300	16,507,587
		154,130,452
Oil & Gas Refining & Marketing - 4.0%
ERG Spa	3,100	75,276
Frontier Oil Corp.	4,200	148,050
Neste Oil Oyj	2,000	68,977
Valero Energy Corp.	493,248	33,259,713
Western Refining, Inc.	4,700	108,053
		33,660,069
Oil & Gas Storage & Transport - 2.9%
El Paso Corp.	263,200	4,211,200
Kinder Morgan, Inc.	9,500	969,000
OMI Corp.	276,000	6,088,560
Overseas Shipholding Group, Inc.	55,500	3,573,645
Plains All American Pipeline LP	26,300	1,213,745
TransCanada Corp.	74,900	2,300,084
Western Gas Resources, Inc.	46,400	2,813,696
Williams Companies, Inc.	156,700	3,799,975
		24,969,905
TOTAL OIL, GAS & CONSUMABLE FUELS		359,000,596
PAPER & FOREST PRODUCTS - 1.5%
Forest Products - 1.2%
Canfor Corp. New (a)	2,629	25,881
Sino-Forest Corp. (a)	691,700	3,429,160
Weyerhaeuser Co.	115,800	6,792,828
		10,247,869
Paper Products - 0.3%
Aracruz Celulose SA (PN-B) sponsored ADR (non-vtg.)	40,900	2,044,182
TOTAL PAPER & FOREST PRODUCTS		12,292,051
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Specialized REITs - 0.1%
Plum Creek Timber Co., Inc.	32,700	1,113,762
ROAD & RAIL - 0.4%
Railroads - 0.4%
Burlington Northern Santa Fe Corp.	47,400	3,266,334
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
Semiconductors - 0.0%
Renewable Energy Corp. AS	1,700	22,857
TOTAL COMMON STOCKS (Cost $642,782,710)		836,578,665
Money Market Funds - 1.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.3% (b)	6,802,543	$ 6,802,543
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	3,352,570	3,352,570
TOTAL MONEY MARKET FUNDS (Cost $10,155,113)		10,155,113
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $652,937,823)		846,733,778
NET OTHER ASSETS - (0.5)%		(4,120,528)
NET ASSETS - 100%		$ 842,613,250
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 360,064
Fidelity Securities Lending Cash Central Fund	188,393
Total	$ 548,457
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	69.6%
Canada	13.7%
Cayman Islands	6.3%
Netherlands Antilles	4.7%
Others (individually less than 1%)	5.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Advisor Natural Resources Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $2,685,893) - See accompanying schedule: Unaffiliated issuers (cost $642,782,710)	$ 836,578,665
Affiliated Central Funds (cost $10,155,113)	10,155,113
Total Investments (cost $652,937,823)		$ 846,733,778
Foreign currency held at value (cost $5)		5
Receivable for investments sold		5,144,218
Receivable for fund shares sold		2,541,438
Dividends receivable		507,898
Interest receivable		26,643
Prepaid expenses		821
Other receivables		57,286
Total assets		855,012,087

Liabilities
Payable for investments purchased	$ 6,237,239
Payable for fund shares redeemed	1,747,758
Accrued management fee	387,516
Distribution fees payable	397,832
Other affiliated payables	217,613
Other payables and accrued expenses	58,309
Collateral on securities loaned, at value	3,352,570
Total liabilities		12,398,837

Net Assets		$ 842,613,250
Net Assets consist of:
Paid in capital		$ 544,858,939
Undistributed net investment income		6,675
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		103,950,573
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		193,797,063
Net Assets		$ 842,613,250

Statement of Assets and Liabilities - continued

July 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($204,391,024 ÷ 4,406,003 shares)	$ 46.39

Maximum offering price per share (100/94.25 of $46.39)	$ 49.22
Class T: Net Asset Value and redemption price per share ($362,271,815 ÷ 7,678,637 shares)	$ 47.18

Maximum offering price per share (100/96.50 of $47.18)	$ 48.89
Class B: Net Asset Value and offering price per share ($130,973,269 ÷ 2,903,752 shares)A	$ 45.10

Class C: Net Asset Value and offering price per share ($125,423,820 ÷ 2,766,681 shares)A	$ 45.33

Institutional Class: Net Asset Value, offering price and redemption price per share ($19,553,322 ÷ 411,817 shares)	$ 47.48

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Natural Resources Fund
Financial Statements - continued

Statement of Operations

Year ended July 31, 2006

Investment Income
Dividends		$ 7,227,612
Interest		1,751
Income from affiliated Central Funds		548,457
Total income		7,777,820

Expenses
Management fee	$ 4,061,623
Transfer agent fees	2,021,172
Distribution fees	4,244,572
Accounting and security lending fees	272,106
Independent trustees' compensation	2,959
Custodian fees and expenses	116,807
Registration fees	112,077
Audit	46,148
Legal	7,719
Interest	891
Miscellaneous	7,001
Total expenses before reductions	10,893,075
Expense reductions	(259,444)	10,633,631
Net investment income (loss)		(2,855,811)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	151,055,302
Foreign currency transactions	14,738
Total net realized gain (loss)		151,070,040
Change in net unrealized appreciation (depreciation) on: Investment securities	36,147,683
Assets and liabilities in foreign currencies	1,447
Total change in net unrealized appreciation (depreciation)		36,149,130
Net gain (loss)		187,219,170
Net increase (decrease) in net assets resulting from operations		$ 184,363,359

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,855,811)	$ (571,477)
Net realized gain (loss)	151,070,040	75,535,938
Change in net unrealized appreciation (depreciation)	36,149,130	81,246,071
Net increase (decrease) in net assets resulting from operations	184,363,359	156,210,532
Distributions to shareholders from net investment income	-	(316,454)
Distributions to shareholders from net realized gain	(96,405,578)	(5,002,969)
Total distributions	(96,405,578)	(5,319,423)
Share transactions - net increase (decrease)	199,114,450	49,200,390
Redemption fees	111,350	77,479
Total increase (decrease) in net assets	287,183,581	200,168,978

Net Assets
Beginning of period	555,429,669	355,260,691
End of period (including undistributed net investment income of $6,675 and accumulated net investment loss of $1,571, respectively)	$ 842,613,250	$ 555,429,669

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 40.93	$ 29.12	$ 21.65	$ 20.33	$ 26.42
Income from Investment Operations
Net investment income (loss) C	(.04)	.06	.07	.13	.15
Net realized and unrealized gain (loss)	12.30	12.21	7.50	1.30	(4.36)
Total from investment operations	12.26	12.27	7.57	1.43	(4.21)
Distributions from net investment income	-	(.06)	(.10)	(.11)	(.18)
Distributions from net realized gain	(6.81)	(.41)	-	-	(1.70)
Total distributions	(6.81)	(.47)	(.10)	(.11)	(1.88)
Redemption fees added to paid in capital C	.01	.01	- E	- E	- E
Net asset value, end of period	$ 46.39	$ 40.93	$ 29.12	$ 21.65	$ 20.33
Total Return A, B	32.90%	42.69%	35.08%	7.07%	(16.92)%
Ratios to Average Net Assets D
Expenses before reductions	1.21%	1.25%	1.30%	1.36%	1.28%
Expenses net of fee waivers, if any	1.21%	1.25%	1.30%	1.36%	1.28%
Expenses net of all reductions	1.17%	1.19%	1.29%	1.32%	1.24%
Net investment income (loss)	(.09)%	.19%	.28%	.63%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 204,391	$ 90,342	$ 44,315	$ 21,798	$ 21,993
Portfolio turnover rate	139%	125%	40%	41%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 41.46	$ 29.52	$ 21.97	$ 20.61	$ 26.73
Income from Investment Operations
Net investment income (loss) C	(.13)	-	.03	.10	.11
Net realized and unrealized gain (loss)	12.49	12.37	7.60	1.32	(4.42)
Total from investment operations	12.36	12.37	7.63	1.42	(4.31)
Distributions from net investment income	-	(.03)	(.08)	(.06)	(.11)
Distributions from net realized gain	(6.65)	(.41)	-	-	(1.70)
Total distributions	(6.65)	(.44)	(.08)	(.06)	(1.81)
Redemption fees added to paid in capital C	.01	.01	- E	- E	- E
Net asset value, end of period	$ 47.18	$ 41.46	$ 29.52	$ 21.97	$ 20.61
Total Return A, B	32.60%	42.41%	34.82%	6.91%	(17.07)%
Ratios to Average Net Assets D
Expenses before reductions	1.42%	1.44%	1.48%	1.50%	1.45%
Expenses net of fee waivers, if any	1.42%	1.44%	1.48%	1.50%	1.45%
Expenses net of all reductions	1.38%	1.39%	1.47%	1.47%	1.41%
Net investment income (loss)	(.29)%	(.01)%	.10%	.48%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 362,272	$ 280,820	$ 201,187	$ 155,249	$ 174,670
Portfolio turnover rate	139%	125%	40%	41%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 39.89	$ 28.54	$ 21.28	$ 20.02	$ 26.04
Income from Investment Operations
Net investment income (loss) C	(.35)	(.18)	(.11)	(.01)	(.02)
Net realized and unrealized gain (loss)	11.98	11.93	7.37	1.27	(4.29)
Total from investment operations	11.63	11.75	7.26	1.26	(4.31)
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	(6.43)	(.41)	-	-	(1.70)
Total distributions	(6.43)	(.41)	-	-	(1.71)
Redemption fees added to paid in capital C	.01	.01	- E	- E	- E
Net asset value, end of period	$ 45.10	$ 39.89	$ 28.54	$ 21.28	$ 20.02
Total Return A, B	31.86%	41.66%	34.12%	6.29%	(17.51)%
Ratios to Average Net Assets D
Expenses before reductions	1.96%	1.98%	2.02%	2.06%	2.00%
Expenses net of fee waivers, if any	1.96%	1.98%	2.02%	2.06%	2.00%
Expenses net of all reductions	1.92%	1.93%	2.01%	2.02%	1.95%
Net investment income (loss)	(.84)%	(.55)%	(.44)%	(.07)%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 130,973	$ 102,003	$ 68,347	$ 50,833	$ 58,656
Portfolio turnover rate	139%	125%	40%	41%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 40.10	$ 28.68	$ 21.38	$ 20.10	$ 26.15
Income from Investment Operations
Net investment income (loss) C	(.34)	(.17)	(.10)	- E	(.01)
Net realized and unrealized gain (loss)	12.06	11.99	7.40	1.28	(4.32)
Total from investment operations	11.72	11.82	7.30	1.28	(4.33)
Distributions from net investment income	-	-	-	-	(.02)
Distributions from net realized gain	(6.50)	(.41)	-	-	(1.70)
Total distributions	(6.50)	(.41)	-	-	(1.72)
Redemption fees added to paid in capital C	.01	.01	- E	- E	- E
Net asset value, end of period	$ 45.33	$ 40.10	$ 28.68	$ 21.38	$ 20.10
Total Return A, B	31.96%	41.70%	34.14%	6.37%	(17.52)%
Ratios to Average Net Assets D
Expenses before reductions	1.92%	1.94%	1.99%	2.01%	1.96%
Expenses net of fee waivers, if any	1.92%	1.94%	1.99%	2.01%	1.96%
Expenses net of all reductions	1.88%	1.89%	1.97%	1.97%	1.92%
Net investment income (loss)	(.79)%	(.51)%	(.41)%	(.02)%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 125,424	$ 72,832	$ 37,206	$ 22,044	$ 24,201
Portfolio turnover rate	139%	125%	40%	41%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 41.76	$ 29.64	$ 22.03	$ 20.67	$ 26.82
Income from Investment Operations
Net investment income (loss) B	.12	.19	.18	.22	.23
Net realized and unrealized gain (loss)	12.56	12.44	7.62	1.32	(4.43)
Total from investment operations	12.68	12.63	7.80	1.54	(4.20)
Distributions from net investment income	-	(.11)	(.19)	(.18)	(.25)
Distributions from net realized gain	(6.97)	(.41)	-	-	(1.70)
Total distributions	(6.97)	(.52)	(.19)	(.18)	(1.95)
Redemption fees added to paid in capital B	.01	.01	- D	- D	- D
Net asset value, end of period	$ 47.48	$ 41.76	$ 29.64	$ 22.03	$ 20.67
Total Return A	33.35%	43.21%	35.60%	7.51%	(16.64)%
Ratios to Average Net Assets C
Expenses before reductions	.87%	.89%	.90%	.95%	.93%
Expenses net of fee waivers, if any	.87%	.89%	.90%	.95%	.93%
Expenses net of all reductions	.83%	.84%	.89%	.91%	.89%
Net investment income (loss)	.26%	.54%	.68%	1.04%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,553	$ 9,433	$ 4,206	$ 2,652	$ 4,938
Portfolio turnover rate	139%	125%	40%	41%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Natural Resources Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 207,199,736
Unrealized depreciation	(14,993,400)
Net unrealized appreciation (depreciation)	192,206,336
Undistributed ordinary income	35,881,212
Undistributed long-term capital gain	54,035,463

Cost for federal income tax purposes	$ 654,527,442

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ 27,866,863	$ 316,454
Long-term Capital Gains	68,538,715	5,002,969
Total	$ 96,405,578	$ 5,319,423

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

On September 21, 2006, the Board of Trustees approved a change in the redemption fee. Effective October 1, 2006, shares held in the Fund less than 30 days will be subject to a redemption fee equal to .75% of the proceeds of the redeemed shares.

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets and results of operations.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,089,448,015 and $992,410,958, respectively.

Natural Resources

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 369,752	$ 4,412
Class T	.25%	.25%	1,653,110	21,400
Class B	.75%	.25%	1,222,397	917,147
Class C	.75%	.25%	999,313	314,970
			$ 4,244,572	$ 1,257,929

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 366,923
Class T	97,815
Class B *	194,578
Class C *	38,445
$ 697,761

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 460,271.31
Class T	879,204.27
Class B	379,871.31
Class C	268,549.27
Institutional Class	33,277.22
	$ 2,021,172

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,562 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,400,000	3.82%	$ 891

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $1,972 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $188,393.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $258,751 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Institutional Class	$ 693

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide

Natural Resources

8. Other - continued

general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2006	2005
From net investment income
Class A	$ -	$ 99,736
Class T	-	195,831
Institutional Class	-	20,887
Total	$ -	$ 316,454
From net realized gain
Class A	$ 17,953,640	$ 681,527
Class T	46,191,250	2,676,352
Class B	17,304,417	974,727
Class C	12,815,774	592,512
Institutional Class	2,140,497	77,851
Total	$ 96,405,578	$ 5,002,969

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	2,831,331	1,253,753	$ 124,673,619	$ 43,103,050
Reinvestment of distributions	400,806	23,046	16,449,083	714,182
Shares redeemed	(1,033,179)	(591,542)	(44,849,856)	(19,723,914)
Net increase (decrease)	2,198,958	685,257	$ 96,272,846	$ 24,093,318
Class T
Shares sold	1,987,040	1,803,813	$ 88,233,274	$ 62,397,322
Reinvestment of distributions	1,036,774	85,233	43,334,106	2,678,882
Shares redeemed	(2,118,138)	(1,932,106)	(92,809,287)	(66,301,961)
Net increase (decrease)	905,676	(43,060)	$ 38,758,093	$ (1,225,757)
Class B
Shares sold	1,013,249	949,870	$ 43,295,228	$ 31,871,038
Reinvestment of distributions	367,313	27,043	14,743,317	820,469
Shares redeemed	(1,034,052)	(814,770)	(43,654,702)	(26,808,279)
Net increase (decrease)	346,510	162,143	$ 14,383,843	$ 5,883,228
Class C
Shares sold	1,465,945	999,959	$ 63,632,906	$ 33,826,711
Reinvestment of distributions	261,691	15,581	10,551,203	475,225
Shares redeemed	(777,152)	(496,487)	(32,787,487)	(16,702,359)
Net increase (decrease)	950,484	519,053	$ 41,396,622	$ 17,599,577
Institutional Class
Shares sold	261,912	134,272	$ 11,683,224	$ 4,562,121
Reinvestment of distributions	24,127	2,107	1,012,348	66,476
Shares redeemed	(100,080)	(52,414)	(4,392,526)	(1,778,573)
Net increase (decrease)	185,959	83,965	$ 8,303,046	$ 2,850,024

Annual Report

Advisor Technology Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	-9.07%	-3.62%	6.32%
Class T (incl. 3.50% sales charge)	-7.15%	-3.38%	6.31%
Class B (incl. contingent deferred sales charge) B	-9.05%	-3.59%	6.35%
Class C (incl. contingent deferred sales charge) C	-5.20%	-3.15%	6.18%

A From September 3, 1996.

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Technology Fund

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Technology Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

During the past year, the fund's Class A, Class T, Class B and Class C shares returned -3.53%, -3.78%, -4.27% and -4.25%, respectively (excluding sales charges), beating the -6.42% return of the Goldman Sachs® Technology Index but trailing the S&P 500. Stock selection in the semiconductor, computer hardware, semiconductor equipment and computer storage/peripherals groups particularly helped fund performance versus the sector index, as did an underweighting in the weak semiconductor segment. Semiconductor leader Intel and computer maker Dell were the fund's top relative contributors. Both index components did poorly, and the fund was rewarded for underweighting them. In Dell's case, I sold the entire position by period end. It also helped to overweight Internet services provider Google, which enjoyed strong earnings growth. I subsequently trimmed the stock for valuation reasons. Other beneficial holdings were MEMC Electronic Materials and F5 Networks. Conversely, performance suffered because of underweightings in systems software and in data processing/outsourced services. Roughly a double weighting in communications equipment also hurt. Among individual holdings, overweighting Canada-based telecom equipment stock Nortel Networks proved ill-timed. Further dampening our results was software and services provider Openwave Systems. Underweighting systems software specialist Oracle and computer maker Hewlett-Packard was detrimental as well, as those stocks managed to buck the downward trend. The fund did not own Oracle at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Technology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period * February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 823.60	$ 5.79
HypotheticalA	$ 1,000.00	$ 1,018.45	$ 6.41
Class T
Actual	$ 1,000.00	$ 822.40	$ 6.87
HypotheticalA	$ 1,000.00	$ 1,017.26	$ 7.60
Class B
Actual	$ 1,000.00	$ 820.10	$ 9.12
HypotheticalA	$ 1,000.00	$ 1,014.78	$ 10.09
Class C
Actual	$ 1,000.00	$ 820.40	$ 9.12
HypotheticalA	$ 1,000.00	$ 1,014.78	$ 10.09
Institutional Class
Actual	$ 1,000.00	$ 824.90	$ 4.07
HypotheticalA	$ 1,000.00	$ 1,020.33	$ 4.51
A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.28%
Class T	1.52%
Class B	2.02%
Class C	2.02%
Institutional Class	.90%

Annual Report

Advisor Technology Fund

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
QUALCOMM, Inc.	5.8	6.2
Corning, Inc.	5.6	2.2
Apple Computer, Inc.	4.9	4.2
Hewlett-Packard Co.	3.9	3.9
Motorola, Inc.	3.8	2.4
Intel Corp.	3.1	0.0
Broadcom Corp. Class A	2.9	0.5
Comverse Technology, Inc.	2.7	1.6
F5 Networks, Inc.	2.5	3.0
Google, Inc. Class A (sub. vtg.)	2.0	3.9
	37.2
Top Industries (% of fund's net assets)
As of July 31, 2006
Communications Equipment	33.9%
Semiconductors & Semiconductor Equipment	26.1%
Computers & Peripherals	13.7%
Software	8.8%
Electronic Equipment & Instruments	6.7%
All Others *	10.8%

As of January 31, 2006
Communications Equipment	31.7%
Computers & Peripherals	18.4%
Semiconductors & Semiconductor Equipment	17.1%
Software	8.9%
Internet Software & Services	8.1%
All Others *	15.8%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Technology Fund

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 100.4%
	Shares	Value (Note 1)
BUILDING PRODUCTS - 0.3%
Building Products - 0.3%
Asahi Glass Co. Ltd.	156,000	$ 1,998,814
COMMERCIAL SERVICES & SUPPLIES - 0.7%
Diversified Commercial & Professional Services - 0.7%
Equifax, Inc.	10,300	332,484
Tele Atlas NV (a)	319,356	5,229,655
		5,562,139
COMMUNICATIONS EQUIPMENT - 33.8%
Communications Equipment - 33.8%
ADC Telecommunications, Inc. (a)	318,264	3,892,369
Adtran, Inc.	172,500	3,772,575
ADVA AG Optical Networking (a)	363,673	3,061,303
Andrew Corp. (a)	318,600	2,692,170
Arris Group, Inc. (a)	3,200	34,208
AudioCodes Ltd. (a)	853,650	8,280,405
Bookham, Inc. (a)(d)	1,564,658	4,662,681
Ceragon Networks Ltd. (a)	499,500	2,322,675
CIENA Corp. (a)	2,864,400	10,397,772
CommScope, Inc. (a)	16,800	524,664
Comverse Technology, Inc. (a)	1,012,700	19,626,126
Corning, Inc.	2,148,800	40,977,616
CSR PLC (a)	165,200	3,502,631
ECI Telecom Ltd. (a)	436,718	2,926,011
F5 Networks, Inc. (a)	394,300	18,271,862
Finisar Corp. (a)(d)	2,030,371	5,685,039
Foundry Networks, Inc. (a)	304,700	3,156,692
Foxconn International Holdings Ltd. (a)	130,000	302,158
Harris Corp.	40,500	1,844,775
ITF Optical Technologies, Inc. Series A (a)(f)	34,084	0
Ixia (a)	38,186	353,984
JDS Uniphase Corp. (a)	1,492,300	3,178,599
Juniper Networks, Inc. (a)	197,846	2,661,029
Motorola, Inc.	1,235,500	28,119,980
Nortel Networks Corp.	4,517,600	8,854,512
Orckit Communications Ltd. (a)	45,400	349,580
OZ Optics Ltd. unit (a)(f)	68,000	1,003,000
Powerwave Technologies, Inc. (a)	813,100	6,456,014
QUALCOMM, Inc.	1,214,700	42,830,321
Research In Motion Ltd. (a)	28,370	1,861,923
Sandvine Corp. (e)	1,718,500	4,028,856
Sonus Networks, Inc. (a)	790,600	3,541,888
Stratex Networks, Inc. (a)	477,300	1,675,323
Symmetricom, Inc. (a)	634,536	4,492,515
Tekelec (a)	244,100	2,511,789
TomTom Group BV (a)	28,500	1,060,462
		248,913,507

	Shares	Value (Note 1)
COMPUTERS & PERIPHERALS - 13.7%
Computer Hardware - 11.4%
Apple Computer, Inc. (a)	527,600	$ 35,855,696
Concurrent Computer Corp. (a)	2,791,264	5,191,751
Hewlett-Packard Co.	889,800	28,393,518
NCR Corp. (a)	141,100	4,534,954
Neoware Systems, Inc. (a)(d)	150,300	1,860,714
Sun Microsystems, Inc. (a)	1,776,700	7,728,645
		83,565,278
Computer Storage & Peripherals - 2.3%
Brocade Communications Systems, Inc. (a)	4,200	26,292
Emulex Corp. (a)	80,000	1,191,200
Network Appliance, Inc. (a)	170,900	5,074,021
Novatel Wireless, Inc. (a)(d)	147,700	1,633,562
Rackable Systems, Inc. (a)	11,800	251,576
Synaptics, Inc. (a)	428,000	8,996,560
		17,173,211
TOTAL COMPUTERS & PERIPHERALS		100,738,489
ELECTRICAL EQUIPMENT - 0.8%
Electrical Components & Equipment - 0.8%
Energy Conversion Devices, Inc. (a)	35,900	1,208,035
Evergreen Solar, Inc. (a)(d)	437,397	4,124,654
Q-Cells AG	600	42,965
Suntech Power Holdings Co. Ltd. sponsored ADR	35,400	917,922
		6,293,576
ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.7%
Electronic Equipment & Instruments - 4.6%
AU Optronics Corp. sponsored ADR (d)	483,800	7,131,212
Cognex Corp.	13,600	320,960
Dolby Laboratories, Inc. Class A (a)	22,100	443,105
LG.Philips LCD Co. Ltd. sponsored ADR (a)(d)	739,900	13,162,821
Nippon Electric Glass Co. Ltd.	385,000	8,596,598
Photon Dynamics, Inc. (a)	425,351	4,517,228
		34,171,924
Electronic Manufacturing Services - 1.5%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,133,878	6,717,533
Jabil Circuit, Inc.	160,000	3,696,000
Trimble Navigation Ltd. (a)	11,200	537,936
		10,951,469
Technology Distributors - 0.6%
Brightpoint, Inc. (a)	233,055	3,418,917
Wolfson Microelectronics PLC (a)	91,000	768,366
		4,187,283
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		49,310,676
Common Stocks - continued
	Shares	Value (Note 1)
HOUSEHOLD DURABLES - 0.2%
Consumer Electronics - 0.2%
ReignCom Ltd. (a)	24,592	$ 108,394
Thomson SA	68,900	1,157,324
		1,265,718
Household Appliances - 0.0%
iRobot Corp. (d)	1,400	24,514
TOTAL HOUSEHOLD DURABLES		1,290,232
INDUSTRIAL CONGLOMERATES - 0.2%
Industrial Conglomerates - 0.2%
Orkla ASA (A Shares)	27,050	1,226,209
INTERNET & CATALOG RETAIL - 0.2%
Internet Retail - 0.2%
Gmarket, Inc. sponsored ADR	1,400	20,342
GSI Commerce, Inc. (a)	145,137	1,863,559
		1,883,901
INTERNET SOFTWARE & SERVICES - 4.6%
Internet Software & Services - 4.6%
Akamai Technologies, Inc. (a)	3,700	146,631
aQuantive, Inc. (a)	113,200	2,320,600
Ariba, Inc. (a)	43,500	339,300
AsiaInfo Holdings, Inc. (a)	120,000	499,200
Baidu.com, Inc. sponsored ADR	700	50,330
Google, Inc. Class A (sub. vtg.) (a)	37,550	14,516,830
Liquidity Services, Inc.	67,900	863,688
Marchex, Inc. Class B	182,100	2,321,775
Openwave Systems, Inc. (a)	1,144,193	7,540,232
Traffic.com, Inc. (d)	71,391	412,640
VeriSign, Inc. (a)	166,800	2,990,724
WebSideStory, Inc. (a)	164,100	2,006,943
		34,008,893
IT SERVICES - 3.6%
Data Processing & Outsourced Services - 1.8%
First Data Corp.	338,400	13,823,640
IT Consulting & Other Services - 1.8%
Cognizant Technology Solutions Corp. Class A (a)	109,400	7,164,606
Infosys Technologies Ltd. sponsored ADR (d)	82,800	3,402,252
Kanbay International, Inc. (a)	81,900	1,187,550
Satyam Computer Services Ltd. sponsored ADR	38,900	1,371,225
		13,125,633
TOTAL IT SERVICES		26,949,273
PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
Merck KGaA	8,900	811,932

	Shares	Value (Note 1)
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
Real Estate Management & Development - 0.2%
Move, Inc.	295,625	$ 1,300,750
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 26.1%
Semiconductor Equipment - 5.4%
Applied Materials, Inc.	237,100	3,731,954
ASM International NV (NASDAQ) (a)	58,900	915,306
ASML Holding NV (NY Shares) (a)	251,500	5,004,850
Axcelis Technologies, Inc. (a)	149,500	826,735
Credence Systems Corp. (a)	261,900	738,558
Cymer, Inc. (a)	63,900	2,499,768
EMCORE Corp. (a)(d)	175,998	1,242,546
Entegris, Inc. (a)	275,945	2,607,680
FormFactor, Inc. (a)	66,600	2,855,142
ICOS Vision Systems NV (a)	9,100	330,694
KLA-Tencor Corp.	53,700	2,265,603
Lam Research Corp. (a)	90,400	3,759,736
MEMC Electronic Materials, Inc. (a)	67,200	2,044,224
Rudolph Technologies, Inc. (a)	203,700	2,833,467
Tessera Technologies, Inc. (a)	113,785	3,580,814
Varian Semiconductor Equipment Associates, Inc. (a)	35,550	1,126,935
Verigy Ltd.	242,400	3,623,880
		39,987,892
Semiconductors - 20.7%
Advanced Analogic Technologies, Inc.	233,550	2,197,706
AMIS Holdings, Inc. (a)	201,200	1,887,256
Applied Micro Circuits Corp. (a)	657,229	1,695,651
ARM Holdings PLC sponsored ADR	193,000	1,252,570
Broadcom Corp. Class A (a)	900,122	21,593,927
Cambridge Display Technologies, Inc. (a)(d)	61,700	310,351
Conexant Systems, Inc. (a)	186,900	334,551
Cree, Inc. (a)(d)	66,700	1,315,991
Cypress Semiconductor Corp. (a)	342,800	5,207,132
Exar Corp. (a)	12,463	161,396
Fairchild Semiconductor International, Inc. (a)	68,300	1,117,388
Freescale Semiconductor, Inc. Class A (a)	280,700	8,036,441
Himax Technologies, Inc. sponsored ADR	487,200	3,152,184
Ikanos Communications, Inc.	270,000	3,739,500
Infineon Technologies AG sponsored ADR (a)	136,600	1,469,816
Integrated Device Technology, Inc. (a)	396,300	6,130,761
Intel Corp.	1,269,600	22,852,800
Intersil Corp. Class A	102,319	2,405,520
LSI Logic Corp. (a)	132,400	1,085,680
Marvell Technology Group Ltd. (a)	596,200	11,059,510
Micrel, Inc. (a)	136,000	1,452,480
Microtune, Inc. (a)	444,440	2,582,196
Mindspeed Technologies, Inc. (a)	764,746	1,368,895
MoSys, Inc. (a)	32,100	230,478
National Semiconductor Corp.	204,200	4,749,692
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Netlogic Microsystems, Inc. (a)(d)	148,000	$ 3,626,000
Novatek Microelectronics Corp.	1,172,039	5,762,483
O2Micro International Ltd. sponsored ADR (a)	676,646	4,053,110
Pericom Semiconductor Corp. (a)	37,400	314,160
Pixelplus Co. Ltd. sponsored ADR	114,100	228,200
PLX Technology, Inc. (a)	45,400	416,318
PMC-Sierra, Inc. (a)	135,900	694,449
Powerchip Semiconductor Corp.	2,617,000	1,718,240
ProMOS Technologies, Inc.	4,499,000	1,710,516
Saifun Semiconductors Ltd.	77,000	2,021,250
Semiconductor Manufacturing International Corp. sponsored ADR (a)(d)	126,600	835,560
Silicon On Insulator Technologies SA (SOITEC) (a)	163,000	4,347,384
Spansion, Inc. Class A (d)	407,900	5,702,442
STATS ChipPAC Ltd. sponsored ADR (a)	251,300	1,419,845
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	227,500	1,972,425
Trident Microsystems, Inc. (a)	469,700	8,088,234
Vimicro International Corp. sponsored ADR	52,200	561,150
Winbond Electronics Corp. (a)	2,721,000	762,804
Zoran Corp. (a)	45,500	730,275
		152,354,717
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		192,342,609
SOFTWARE - 8.8%
Application Software - 7.0%
Adobe Systems, Inc. (a)	253,900	7,238,689
Ansys, Inc. (a)	36,000	1,652,040
Autodesk, Inc. (a)	160,400	5,471,244
Citrix Systems, Inc. (a)	126,700	4,025,259
Cognos, Inc. (a)	157,300	4,915,625
FileNET Corp. (a)	33,800	1,075,516
Hyperion Solutions Corp. (a)	76,700	2,389,972
Informatica Corp. (a)	427,400	5,970,778
JDA Software Group, Inc. (a)	92,300	1,427,881
Kronos, Inc. (a)	22,100	641,121
NAVTEQ Corp. (a)	80,356	2,264,432
Open Solutions, Inc. (a)	46,500	1,285,725
Quest Software, Inc. (a)	112,800	1,541,976
Ulticom, Inc. (a)	1,199,117	11,907,232
		51,807,490
Home Entertainment Software - 1.0%
Activision, Inc. (a)	207,600	2,480,820
Electronic Arts, Inc. (a)	45,500	2,143,505

	Shares	Value (Note 1)
Shanda Interactive Entertainment Ltd. sponsored ADR (a)(d)	28,600	$ 431,002
THQ, Inc. (a)	112,200	2,545,818
		7,601,145
Systems Software - 0.8%
Red Hat, Inc. (a)	136,000	3,220,480
Wind River Systems, Inc. (a)	272,600	2,254,402
		5,474,882
TOTAL SOFTWARE		64,883,517
SPECIALTY RETAIL - 0.2%
Computer & Electronics Retail - 0.2%
Gamestop Corp. Class B (a)	37,400	1,406,240
WIRELESS TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	45,500	1,086,540
Wireless Facilities, Inc. (a)	163,300	393,553
		1,480,093
TOTAL COMMON STOCKS (Cost $852,347,938)		740,400,850
Convertible Preferred Stocks - 0.0%

COMMUNICATIONS EQUIPMENT - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(f) (Cost $258,032)	17,200	0
Convertible Bonds - 0.1%
Principal Amount
COMMUNICATIONS EQUIPMENT - 0.1%
Communications Equipment - 0.1%
CIENA Corp. 0.25% 5/1/13 (Cost $1,270,000)	$ 1,270,000	1,062,609
Money Market Funds - 6.3%
	Shares
Fidelity Cash Central Fund, 5.3% (b)	8,493,900	8,493,900
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	37,571,734	37,571,734
TOTAL MONEY MARKET FUNDS (Cost $46,065,634)		46,065,634
TOTAL INVESTMENT PORTFOLIO - 106.8% (Cost $899,941,604)		787,529,093
NET OTHER ASSETS - (6.8)%		(50,202,553)
NET ASSETS - 100%		$ 737,326,540
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,028,856 or 0.5% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,003,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies, Inc. Series E	9/19/00	$ 258,032
ITF Optical Technologies, Inc. Series A	10/11/00	$ 1,711,500
OZ Optics Ltd. unit	8/18/00	$ 1,003,680
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 372,074
Fidelity Securities Lending Cash Central Fund	372,226
Total	$ 744,300
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	79.8%
Taiwan	3.5%
Canada	2.8%
Israel	2.2%
Korea (South)	1.8%
Netherlands	1.6%
Bermuda	1.5%
Japan	1.5%
Cayman Islands	1.3%
Others (individually less than 1%)	4.0%
100.0%
Income Tax Information
At July 31, 2006, the fund had a capital loss carryforward of approximately $1,516,738,814 of which $1,016,932,031 and $499,806,783 will expire on July 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Technology

Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $36,256,883) - See accompanying schedule: Unaffiliated issuers (cost $853,875,970)	$ 741,463,459
Affiliated Central Funds (cost $46,065,634)	46,065,634
Total Investments (cost $899,941,604)		$ 787,529,093
Cash		413,442
Receivable for investments sold		35,272,896
Receivable for fund shares sold		2,952,591
Dividends receivable		220,316
Interest receivable		30,931
Prepaid expenses		1,344
Other receivables		88,248
Total assets		826,508,861

Liabilities
Payable for investments purchased	$ 45,513,384
Payable for fund shares redeemed	5,033,936
Accrued management fee	348,838
Distribution fees payable	381,710
Other affiliated payables	287,806
Other payables and accrued expenses	44,913
Collateral on securities loaned, at value	37,571,734
Total liabilities		89,182,321

Net Assets		$ 737,326,540
Net Assets consist of:
Paid in capital		$ 2,375,152,344
Accumulated net investment loss		(473)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,525,413,371)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(112,411,960)
Net Assets		$ 737,326,540

Statement of Assets and Liabilities - continued

July 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($189,054,148 ÷ 12,129,883 shares)	$ 15.59

Maximum offering price per share (100/94.25 of $15.59)	$ 16.54
Class T: Net Asset Value and redemption price per share ($260,966,194 ÷ 17,082,321 shares)	$ 15.28

Maximum offering price per share (100/96.50 of $15.28)	$ 15.83
Class B: Net Asset Value and offering price per share ($192,790,084 ÷ 13,212,986 shares)A	$ 14.59

Class C: Net Asset Value and offering price per share ($82,835,081 ÷ 5,651,772 shares)A	$ 14.66

Institutional Class: Net Asset Value, offering price and redemption price per share ($11,681,033 ÷ 726,875 shares)	$ 16.07

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Technology Fund
Financial Statements - continued

Statement of Operations

Year ended July 31, 2006

Investment Income
Dividends		$ 1,975,176
Interest		7,353
Income from affiliated Central Funds (including $372,226 from security lending)		744,300
Total income		2,726,829

Expenses
Management fee	$ 4,995,050
Transfer agent fees	3,686,670
Distribution fees	5,820,455
Accounting and security lending fees	320,128
Independent trustees' compensation	3,618
Custodian fees and expenses	64,525
Registration fees	67,783
Audit	52,682
Legal	12,649
Interest	2,477
Miscellaneous	10,528
Total expenses before reductions	15,036,565
Expense reductions	(952,251)	14,084,314
Net investment income (loss)		(11,357,485)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	134,132,843
Foreign currency transactions	(325,790)
Total net realized gain (loss)		133,807,053
Change in net unrealized appreciation (depreciation) on: Investment securities	(146,912,234)
Assets and liabilities in foreign currencies	93,636
Total change in net unrealized appreciation (depreciation)		(146,818,598)
Net gain (loss)		(13,011,545)
Net increase (decrease) in net assets resulting from operations		$ (24,369,030)

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (11,357,485)	$ (2,963,867)
Net realized gain (loss)	133,807,053	53,318,670
Change in net unrealized appreciation (depreciation)	(146,818,598)	82,424,513
Net increase (decrease) in net assets resulting from operations	(24,369,030)	132,779,316
Distributions to shareholders from net investment income	-	(3,825,456)
Share transactions - net increase (decrease)	(128,197,659)	(218,784,694)
Redemption fees	46,191	52,561
Total increase (decrease) in net assets	(152,520,498)	(89,778,273)

Net Assets
Beginning of period	889,847,038	979,625,311
End of period (including accumulated net investment loss of $473 and accumulated net investment loss of $658, respectively)	$ 737,326,540	$ 889,847,038

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.16	$ 13.98	$ 13.36	$ 10.03	$ 17.76
Income from Investment Operations
Net investment income (loss) C	(.15)	.02 D	(.17)	(.11)	(.15)
Net realized and unrealized gain (loss)	(.42)	2.24	.79	3.44	(7.58)
Total from investment operations	(.57)	2.26	.62	3.33	(7.73)
Distributions from net investment income	-	(.08)	-	-	-
Redemption fees added to paid in capital C	- F	- F	- F	- F	- F
Net asset value, end of period	$ 15.59	$ 16.16	$ 13.98	$ 13.36	$ 10.03
Total Return A, B	(3.53)%	16.20%	4.64%	33.20%	(43.52)%
Ratios to Average Net Assets E
Expenses before reductions	1.30%	1.37%	1.44%	1.70%	1.53%
Expenses net of fee waivers, if any	1.30%	1.37%	1.44%	1.59%	1.51%
Expenses net of all reductions	1.20%	1.26%	1.35%	1.38%	1.43%
Net investment income (loss)	(.88)%	.12% D	(1.10)%	(1.03)%	(1.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 189,054	$ 144,970	$ 123,389	$ 123,604	$ 101,649
Portfolio turnover rate	258%	180%	105%	140%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.87)%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.88	$ 13.76	$ 13.17	$ 9.91	$ 17.59
Income from Investment Operations
Net investment income (loss) C	(.19)	(.02) D	(.19)	(.14)	(.18)
Net realized and unrealized gain (loss)	(.41)	2.21	.78	3.40	(7.50)
Total from investment operations	(.60)	2.19	.59	3.26	(7.68)
Distributions from net investment income	-	(.07)	-	-	-
Redemption fees added to paid in capital C	- F	- F	- F	- F	- F
Net asset value, end of period	$ 15.28	$ 15.88	$ 13.76	$ 13.17	$ 9.91
Total Return A, B	(3.78)%	15.94%	4.48%	32.90%	(43.66)%
Ratios to Average Net Assets E
Expenses before reductions	1.55%	1.60%	1.62%	1.85%	1.70%
Expenses net of fee waivers, if any	1.55%	1.60%	1.62%	1.83%	1.70%
Expenses net of all reductions	1.44%	1.48%	1.53%	1.63%	1.62%
Net investment income (loss)	(1.13)%	(.11)% D	(1.28)%	(1.28)%	(1.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 260,966	$ 315,930	$ 363,399	$ 367,257	$ 302,657
Portfolio turnover rate	258%	180%	105%	140%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.24	$ 13.25	$ 12.76	$ 9.64	$ 17.21
Income from Investment Operations
Net investment income (loss) C	(.27)	(.09) D	(.27)	(.17)	(.25)
Net realized and unrealized gain (loss)	(.38)	2.12	.76	3.29	(7.32)
Total from investment operations	(.65)	2.03	.49	3.12	(7.57)
Distributions from net investment income	-	(.04)	-	-	-
Redemption fees added to paid in capital C	- F	- F	- F	- F	- F
Net asset value, end of period	$ 14.59	$ 15.24	$ 13.25	$ 12.76	$ 9.64
Total Return A, B	(4.27)%	15.33%	3.84%	32.37%	(43.99)%
Ratios to Average Net Assets E
Expenses before reductions	2.05%	2.13%	2.21%	2.38%	2.28%
Expenses net of fee waivers, if any	2.05%	2.13%	2.21%	2.25%	2.25%
Expenses net of all reductions	1.94%	2.02%	2.12%	2.05%	2.18%
Net investment income (loss)	(1.63)%	(.65)% D	(1.87)%	(1.69)%	(1.81)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 192,790	$ 309,020	$ 355,927	$ 391,832	$ 337,976
Portfolio turnover rate	258%	180%	105%	140%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.64)%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.31	$ 13.31	$ 12.80	$ 9.67	$ 17.25
Income from Investment Operations
Net investment income (loss) C	(.27)	(.08) D	(.26)	(.17)	(.24)
Net realized and unrealized gain (loss)	(.38)	2.12	.77	3.30	(7.34)
Total from investment operations	(.65)	2.04	.51	3.13	(7.58)
Distributions from net investment income	-	(.04)	-	-	-
Redemption fees added to paid in capital C	- F	- F	- F	- F	- F
Net asset value, end of period	$ 14.66	$ 15.31	$ 13.31	$ 12.80	$ 9.67
Total Return A, B	(4.25)%	15.34%	3.98%	32.37%	(43.94)%
Ratios to Average Net Assets E
Expenses before reductions	2.05%	2.10%	2.13%	2.28%	2.18%
Expenses net of fee waivers, if any	2.05%	2.10%	2.13%	2.25%	2.18%
Expenses net of all reductions	1.94%	1.99%	2.04%	2.05%	2.11%
Net investment income (loss)	(1.63)%	(.61)% D	(1.79)%	(1.69)%	(1.74)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 82,835	$ 108,287	$ 125,926	$ 139,654	$ 123,034
Portfolio turnover rate	258%	180%	105%	140%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.60	$ 14.32	$ 13.61	$ 10.15	$ 17.90
Income from Investment Operations
Net investment income (loss) B	(.09)	.09 C	(.09)	(.05)	(.08)
Net realized and unrealized gain (loss)	(.44)	2.30	.80	3.51	(7.67)
Total from investment operations	(.53)	2.39	.71	3.46	(7.75)
Distributions from net investment income	-	(.11)	-	-	-
Redemption fees added to paid in capital B	- E	- E	- E	- E	- E
Net asset value, end of period	$ 16.07	$ 16.60	$ 14.32	$ 13.61	$ 10.15
Total Return A	(3.19)%	16.73%	5.22%	34.09%	(43.30)%
Ratios to Average Net Assets D
Expenses before reductions	.90%	.92%	.93%	.99%	1.00%
Expenses net of fee waivers, if any	.90%	.92%	.93%	.99%	1.00%
Expenses net of all reductions	.80%	.81%	.84%	.79%	.92%
Net investment income (loss)	(.49)%	.57% C	(.59)%	(.43)%	(.56)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,681	$ 11,640	$ 10,984	$ 11,511	$ 10,495
Portfolio turnover rate	258%	180%	105%	140%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.42)%.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Technology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended July 31, 2006, dividend income has been increased $206,207 with a corresponding decrease to net unrealized appreciation (depreciation). The change in estimate has no impact on total net

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

assets or total return of the Fund. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 18,082,086
Unrealized depreciation	(139,168,573)
Net unrealized appreciation (depreciation)	(121,086,487)
Capital loss carryforward	(1,516,738,814)

Cost for federal income tax purposes	$ 908,615,580

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ -	$ 3,825,456

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

On September 21, 2006, the Board of Trustees approved a change in the redemption fee. Effective October 1, 2006, shares held in the Fund less than 30 days will be subject to a redemption fee equal to .75% of the proceeds of the redeemed shares.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Technology

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,245,970,047 and $2,372,030,534, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 430,554	$ 3,991
Class T	.25%	.25%	1,563,436	3,218
Class B	.75%	.25%	2,787,577	2,091,753
Class C	.75%	.25%	1,038,888	53,808
			$ 5,820,455	$ 2,152,770

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 38,157
Class T	34,762
Class B *	428,302
Class C *	5,728
$ 506,949

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 730,350.42
Class T	1,309,587.42
Class B	1,173,244.42
Class C	438,544.42
Institutional Class	34,945.28
	$ 3,686,670

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $135,178 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,274,500	5.22%	$ 2,477

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $2,566 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $949,108 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1,587
Class B	657
Class C	899
$ 3,143

Technology

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2006	2005
From net investment income
Class A	$ -	$ 693,969
Class T	-	1,715,027
Class B	-	986,706
Class C	-	351,015
Institutional Class	-	78,739
Total	$ -	$ 3,825,456

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	5,933,920	2,937,144	$ 105,071,198	$ 43,834,461
Reinvestment of distributions	-	41,796	-	642,405
Shares redeemed	(2,775,104)	(2,834,081)	(47,788,058)	(41,983,001)
Net increase (decrease)	3,158,816	144,859	$ 57,283,140	$ 2,493,865
Class T
Shares sold	3,384,477	3,595,175	$ 58,748,287	$ 51,527,367
Reinvestment of distributions	-	108,716	-	1,643,786
Shares redeemed	(6,198,789)	(10,218,806)	(105,287,546)	(148,664,787)
Net increase (decrease)	(2,814,312)	(6,514,915)	$ (46,539,259)	$ (95,493,634)
Class B
Shares sold	539,586	690,525	$ 8,903,373	$ 9,551,506
Reinvestment of distributions	-	61,748	-	899,051
Shares redeemed	(7,601,103)	(7,334,481)	(125,479,671)	(101,949,576)
Net increase (decrease)	(7,061,517)	(6,582,208)	$ (116,576,298)	$ (91,499,019)
Class C
Shares sold	570,438	609,017	$ 9,501,649	$ 8,508,174
Reinvestment of distributions	-	20,786	-	304,101
Shares redeemed	(1,991,739)	(3,019,680)	(32,610,461)	(42,215,602)
Net increase (decrease)	(1,421,301)	(2,389,877)	$ (23,108,812)	$ (33,403,327)
Institutional Class
Shares sold	258,108	203,821	$ 4,843,216	$ 3,156,844
Reinvestment of distributions	-	3,961	-	62,341
Shares redeemed	(232,556)	(273,671)	(4,099,646)	(4,101,764)
Net increase (decrease)	25,552	(65,889)	$ 743,570	$ (882,579)

Annual Report

Advisor Telecommunications & Utilities Growth Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	8.74%	2.63%	8.63%
Class T (incl. 3.50% sales charge)	11.17%	2.87%	8.62%
Class B (incl. contingent deferred sales charge) B	9.57%	2.74%	8.68%
Class C (incl. contingent deferred sales charge) C	13.72%	3.18%	8.54%

A From September 3, 1996.

B Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on March 3, 1997. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years and life of fund total return figures are 5%, 2%, and 0%, respectively.

C Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on November 3, 1997. Returns between March 3, 1997 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T and reflect a 0.50% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications & Utilities Growth Fund - Class T on September 3, 1996, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Management's Discussion of Fund Performance

Comments from Brian Younger, Portfolio Manager of Fidelity® Advisor Telecommunications & Utilities Growth Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

For the 12 months that ended July 31, 2006, the fund's Class A, Class T, Class B and Class C shares returned 15.38%, 15.20%, 14.57% and 14.72%, respectively (excluding sales charges). These returns beat the Goldman Sachs® Utilities Index, which gained 8.73%, as well as the S&P 500. Strong stock picking and an overweighting in integrated telecommunication services drove much of the fund's outperformance relative to the sector index. An underweighting in the weak broadcast and cable television industry and stock selection within electric utilities also helped. Alternative carriers - companies that focus on providing local telecom services - modestly hampered relative returns. The fund had sizable overweightings in Qwest Communications International, BellSouth and AT&T Inc. (formed from the merger of AT&T Corp. and SBC Communications), integrated carriers that posted strong gains fueled by a favorable regulatory environment, industry consolidation and strong wireless subscriber growth. The fund also benefited from sidestepping NTL, a British cable company in the sector index that was a weak performer. On the negative side was Vonage Holdings, an alternative carrier that is not in the index. It declined after its initial public offering, leading me to eliminate the position. An overweighting in Sprint Nextel further hampered returns as its recent merger proved more challenging than expected and the company lost subscriber growth.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period * February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 1,112.50	$ 6.81
HypotheticalA	$ 1,000.00	$ 1,018.35	$ 6.51
Class T
Actual	$ 1,000.00	$ 1,112.00	$ 8.17
HypotheticalA	$ 1,000.00	$ 1,017.06	$ 7.80
Class B
Actual	$ 1,000.00	$ 1,108.90	$ 10.72
HypotheticalA	$ 1,000.00	$ 1,014.63	$ 10.24
Class C
Actual	$ 1,000.00	$ 1,109.60	$ 10.46
HypotheticalA	$ 1,000.00	$ 1,014.88	$ 9.99
Institutional Class
Actual	$ 1,000.00	$ 1,114.80	$ 4.93
HypotheticalA	$ 1,000.00	$ 1,020.13	$ 4.71

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.30%
Class T	1.56%
Class B	2.05%
Class C	2.00%
Institutional Class	.94%

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	14.1	12.8
Verizon Communications, Inc.	13.4	13.9
BellSouth Corp.	13.3	10.5
Sprint Nextel Corp.	6.9	8.4
Qwest Communications International, Inc.	4.9	4.5
Exelon Corp.	4.5	4.7
FPL Group, Inc.	3.6	2.2
TXU Corp.	3.3	4.2
Entergy Corp.	3.2	3.0
AES Corp.	3.1	3.1
	70.3
Top Industries (% of fund's net assets)
As of July 31, 2006
Diversified Telecommunication Services	50.5%
Electric Utilities	17.7%
Wireless Telecommunication Services	10.9%
Independent Power Producers & Energy Traders	9.0%
Multi-utilities	8.5%
All Others *	3.4%

As of January 31, 2006
Diversified Telecommunication Services	44.0%
Electric Utilities	19.7%
Wireless Telecommunication Services	12.7%
Independent Power Producers & Energy Traders	12.5%
Multi-utilities	8.2%
All Others *	2.9%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value (Note 1)
DIVERSIFIED TELECOMMUNICATION SERVICES - 50.5%
Alternative Carriers - 2.3%
Global Crossing Ltd. (a)	43,000	$ 655,750
Level 3 Communications, Inc. (a)	756,900	2,959,479
Time Warner Telecom, Inc. Class A (sub. vtg.) (a)	54,300	909,525
		4,524,754
Integrated Telecommunication Services - 48.2%
Alaska Communication Systems Group, Inc.	144,200	1,786,638
AT&T, Inc. (d)	934,788	28,034,291
BellSouth Corp.	671,100	26,286,987
Cincinnati Bell, Inc.	107,400	430,674
Embarq Corp.	28,462	1,287,906
NTELOS Holding Corp.	9,300	134,385
Qwest Communications International, Inc. (a)	1,209,600	9,664,704
Verizon Communications, Inc.	785,717	26,572,949
Windstream Corp.	106,793	1,338,116
		95,536,650
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		100,061,404
ELECTRIC UTILITIES - 17.7%
Electric Utilities - 17.7%
Allegheny Energy, Inc. (a)	97,000	3,981,850
Edison International	73,300	3,033,154
Entergy Corp.	82,400	6,353,040
Exelon Corp.	153,500	8,887,650
FirstEnergy Corp.	32,900	1,842,400
FPL Group, Inc.	162,500	7,010,250
Northeast Utilities	15,000	336,000
PPL Corp.	105,200	3,578,904
		35,023,248
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 9.0%
Independent Power Producers & Energy Traders - 9.0%
AES Corp. (a)	311,300	6,182,418
Dynegy, Inc. Class A (a)	114,000	641,820
Mirant Corp. (a)	91,600	2,433,812
NRG Energy, Inc.	40,000	1,970,000
TXU Corp.	101,100	6,493,653
		17,721,703
MULTI-UTILITIES - 8.5%
Multi-Utilities - 8.5%
Ameren Corp.	9,100	468,650

	Shares	Value (Note 1)
CMS Energy Corp. (a)	220,290	$ 3,086,263
Dominion Resources, Inc.	31,100	2,440,728
Duke Energy Corp.	151,300	4,587,416
Public Service Enterprise Group, Inc.	54,400	3,668,192
Sempra Energy	54,900	2,649,474
		16,900,723
WATER UTILITIES - 0.0%
Water Utilities - 0.0%
Aqua America, Inc.	75	1,635
WIRELESS TELECOMMUNICATION SERVICES - 10.9%
Wireless Telecommunication Services - 10.9%
ALLTEL Corp.	103,289	5,698,454
American Tower Corp. Class A (a)	20,020	676,676
Crown Castle International Corp.	13,300	468,559
Dobson Communications Corp. Class A (a)	153,400	1,029,314
Sprint Nextel Corp.	693,952	13,740,250
		21,613,253
TOTAL COMMON STOCKS (Cost $167,220,519)		191,321,966
Money Market Funds - 17.6%

Fidelity Cash Central Fund, 5.3% (b)	6,037,731	6,037,731
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	28,720,500	28,720,500
TOTAL MONEY MARKET FUNDS (Cost $34,758,231)		34,758,231
TOTAL INVESTMENT PORTFOLIO - 114.2% (Cost $201,978,750)		226,080,197
NET OTHER ASSETS - (14.2)%		(28,092,571)
NET ASSETS - 100%		$ 197,987,626
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 85,343
Fidelity Securities Lending Cash Central Fund	15,107
Total	$ 100,450
Income Tax Information
At July 31, 2006, the fund had a capital loss carryforward of approximately $289,540,228 of which $135,127,696 and $154,412,532 will expire on July 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Advisor Telecommunications & Utilities Growth Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $28,010,660) - See accompanying schedule: Unaffiliated issuers (cost $167,220,519)	$ 191,321,966
Affiliated Central Funds (cost $34,758,231)	34,758,231
Total Investments (cost $201,978,750)		$ 226,080,197
Receivable for investments sold		835,306
Receivable for fund shares sold		986,799
Dividends receivable		829,900
Interest receivable		9,019
Prepaid expenses		305
Other receivables		3,741
Total assets		228,745,267

Liabilities
Payable for investments purchased	$ 634,331
Payable for fund shares redeemed	1,105,266
Accrued management fee	88,611
Distribution fees payable	109,420
Other affiliated payables	67,675
Other payables and accrued expenses	31,838
Collateral on securities loaned, at value	28,720,500
Total liabilities		30,757,641

Net Assets		$ 197,987,626
Net Assets consist of:
Paid in capital		$ 465,184,107
Undistributed net investment income		1,237,487
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(292,535,415)
Net unrealized appreciation (depreciation) on investments		24,101,447
Net Assets		$ 197,987,626

Statement of Assets and Liabilities - continued

July 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($40,599,125 ÷ 2,359,786 shares)	$ 17.20

Maximum offering price per share (100/94.25 of $17.20)	$ 18.25
Class T: Net Asset Value and redemption price per share ($52,128,067 ÷ 3,035,013 shares)	$ 17.18

Maximum offering price per share (100/96.50 of $17.18)	$ 17.80
Class B: Net Asset Value and offering price per share ($65,958,834 ÷ 3,903,009 shares)A	$ 16.90

Class C: Net Asset Value and offering price per share ($32,822,912 ÷ 1,941,458 shares)A	$ 16.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($6,478,688 ÷ 372,716 shares)	$ 17.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Telecommunications & Utilities Growth Fund
Financial Statements - continued

Statement of Operations

Year ended July 31, 2006

Investment Income
Dividends		$ 5,306,269
Interest		2,956
Income from affiliated Central Funds		100,450
Total income		5,409,675

Expenses
Management fee	$ 1,084,526
Transfer agent fees	791,678
Distribution fees	1,393,086
Accounting and security lending fees	79,775
Independent trustees' compensation	781
Custodian fees and expenses	6,638
Registration fees	50,409
Audit	41,911
Legal	5,540
Miscellaneous	1,929
Total expenses before reductions	3,456,273
Expense reductions	(40,605)	3,415,668
Net investment income (loss)		1,994,007
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,822,039
Foreign currency transactions	(6,106)
Total net realized gain (loss)		26,815,933
Change in net unrealized appreciation (depreciation) on investment securities		(2,675,823)
Net gain (loss)		24,140,110
Net increase (decrease) in net assets resulting from operations		$ 26,134,117

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,994,007	$ 3,088,972
Net realized gain (loss)	26,815,933	37,520,442
Change in net unrealized appreciation (depreciation)	(2,675,823)	7,253,242
Net increase (decrease) in net assets resulting from operations	26,134,117	47,862,656
Distributions to shareholders from net investment income	(1,886,398)	(2,204,610)
Share transactions - net increase (decrease)	(30,269,037)	(38,936,571)
Redemption fees	5,377	6,117
Total increase (decrease) in net assets	(6,015,941)	6,727,592

Net Assets
Beginning of period	204,003,567	197,275,975
End of period (including undistributed net investment income of $1,237,487 and undistributed net investment income of $1,351,200, respectively)	$ 197,987,626	$ 204,003,567

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.17	$ 12.09	$ 10.37	$ 8.74	$ 15.18
Income from Investment Operations
Net investment income (loss) C	.24	.28 D	.10	.13	.10
Net realized and unrealized gain (loss)	2.06	3.01	1.72	1.69	(6.54)
Total from investment operations	2.30	3.29	1.82	1.82	(6.44)
Distributions from net investment income	(.27)	(.21)	(.10)	(.19)	-
Redemption fees added to paid in capital C	- F	- F	- F	- F	- F
Net asset value, end of period	$ 17.20	$ 15.17	$ 12.09	$ 10.37	$ 8.74
Total Return A, B	15.38%	27.48%	17.67%	21.22%	(42.42)%
Ratios to Average Net Assets E
Expenses before reductions	1.34%	1.39%	1.51%	1.67%	1.45%
Expenses net of fee waivers, if any	1.34%	1.39%	1.50%	1.58%	1.45%
Expenses net of all reductions	1.32%	1.36%	1.45%	1.47%	1.36%
Net investment income (loss)	1.51%	2.03% D	.87%	1.46%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,599	$ 29,150	$ 21,987	$ 21,761	$ 22,377
Portfolio turnover rate	64%	44%	38%	81%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.39%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.10	$ 12.04	$ 10.33	$ 8.68	$ 15.11
Income from Investment Operations
Net investment income (loss) C	.19	.24 D	.07	.11	.07
Net realized and unrealized gain (loss)	2.08	2.99	1.72	1.68	(6.50)
Total from investment operations	2.27	3.23	1.79	1.79	(6.43)
Distributions from net investment income	(.19)	(.17)	(.08)	(.14)	-
Redemption fees added to paid in capital C	- F	- F	- F	- F	- F
Net asset value, end of period	$ 17.18	$ 15.10	$ 12.04	$ 10.33	$ 8.68
Total Return A, B	15.20%	27.03%	17.42%	20.91%	(42.55)%
Ratios to Average Net Assets E
Expenses before reductions	1.60%	1.67%	1.79%	1.94%	1.71%
Expenses net of fee waivers, if any	1.60%	1.67%	1.75%	1.83%	1.71%
Expenses net of all reductions	1.58%	1.64%	1.70%	1.72%	1.62%
Net investment income (loss)	1.25%	1.76% D	.62%	1.21%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,128	$ 55,683	$ 53,255	$ 55,510	$ 59,306
Portfolio turnover rate	64%	44%	38%	81%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.12%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.83	$ 11.82	$ 10.15	$ 8.49	$ 14.85
Income from Investment Operations
Net investment income (loss) C	.12	.17 D	.01	.07	.01
Net realized and unrealized gain (loss)	2.03	2.95	1.69	1.65	(6.37)
Total from investment operations	2.15	3.12	1.70	1.72	(6.36)
Distributions from net investment income	(.08)	(.11)	(.03)	(.06)	-
Redemption fees added to paid in capital C	- F	- F	- F	- F	- F
Net asset value, end of period	$ 16.90	$ 14.83	$ 11.82	$ 10.15	$ 8.49
Total Return A, B	14.57%	26.51%	16.79%	20.37%	(42.83)%
Ratios to Average Net Assets E
Expenses before reductions	2.09%	2.14%	2.25%	2.32%	2.20%
Expenses net of fee waivers, if any	2.09%	2.14%	2.25%	2.25%	2.20%
Expenses net of all reductions	2.06%	2.11%	2.20%	2.13%	2.11%
Net investment income (loss)	.76%	1.28% D	.12%	.79%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 65,959	$ 82,577	$ 84,742	$ 87,868	$ 91,517
Portfolio turnover rate	64%	44%	38%	81%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.84	$ 11.84	$ 10.16	$ 8.50	$ 14.85
Income from Investment Operations
Net investment income (loss) C	.13	.18 D	.02	.07	.02
Net realized and unrealized gain (loss)	2.04	2.94	1.70	1.65	(6.37)
Total from investment operations	2.17	3.12	1.72	1.72	(6.35)
Distributions from net investment income	(.10)	(.12)	(.04)	(.06)	-
Redemption fees added to paid in capital C	- F	- F	- F	- F	- F
Net asset value, end of period	$ 16.91	$ 14.84	$ 11.84	$ 10.16	$ 8.50
Total Return A, B	14.72%	26.48%	16.98%	20.35%	(42.76)%
Ratios to Average Net Assets E
Expenses before reductions	2.02%	2.07%	2.17%	2.23%	2.11%
Expenses net of fee waivers, if any	2.02%	2.07%	2.17%	2.23%	2.11%
Expenses net of all reductions	2.00%	2.04%	2.12%	2.12%	2.02%
Net investment income (loss)	.83%	1.36% D	.21%	.80%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,823	$ 34,827	$ 35,038	$ 37,530	$ 41,496
Portfolio turnover rate	64%	44%	38%	81%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .72%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.31	$ 12.20	$ 10.47	$ 8.86	$ 15.31
Income from Investment Operations
Net investment income (loss) B	.30	.33 C	.15	.18	.16
Net realized and unrealized gain (loss)	2.10	3.03	1.73	1.71	(6.61)
Total from investment operations	2.40	3.36	1.88	1.89	(6.45)
Distributions from net investment income	(.33)	(.25)	(.15)	(.28)	-
Redemption fees added to paid in capital B	- E	- E	- E	- E	- E
Net asset value, end of period	$ 17.38	$ 15.31	$ 12.20	$ 10.47	$ 8.86
Total Return A	15.95%	27.88%	18.14%	21.94%	(42.13)%
Ratios to Average Net Assets D
Expenses before reductions	.94%	.99%	1.09%	1.06%	.96%
Expenses net of fee waivers, if any	.94%	.99%	1.09%	1.06%	.96%
Expenses net of all reductions	.92%	.96%	1.04%	.94%	.87%
Net investment income (loss)	1.91%	2.44% C	1.29%	1.98%	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,479	$ 1,766	$ 2,254	$ 2,891	$ 2,939
Portfolio turnover rate	64%	44%	38%	81%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.80%.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Telecommunications & Utilities Growth Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 29,313,795
Unrealized depreciation	(8,207,535)
Net unrealized appreciation (depreciation)	21,106,260
Undistributed ordinary income	1,237,570

Capital loss carryforward	(289,540,228)

Cost for federal income tax purposes	$ 204,973,937

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ 1,886,398	$ 2,204,610

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

On September 21, 2006, the Board of Trustees approved a change in the redemption fee. Effective October 1, 2006, shares held in the Fund less than 30 days will be subject to a redemption fee equal to .75% of the proceeds of the redeemed shares.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $120,913,361 and $157,023,034, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR.

Telecommunications & Utilities Growth

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the and Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 79,618	$ 904
Class T	25%	.25%	259,524	654
Class B	.75%	.25%	732,258	549,359
Class C	.75%	.25%	321,686	16,998
			$ 1,393,086	$ 567,915

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 22,708
Class T	8,841
Class B *	128,312
Class C *	1,179
$ 161,040

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 135,247.42
Class T	226,444.44
Class B	309,214.42
Class C	115,425.36
Institutional Class	5,348.27
	$ 791,678

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,561 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $554 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $15,107.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $40,605 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2006	2005
From net investment income
Class A	$ 515,686	$ 379,843
Class T	679,149	719,068
Class B	428,719	727,725
Class C	227,882	334,204
Institutional Class	34,962	43,770
Total	$ 1,886,398	$ 2,204,610

Telecommunications & Utilities Growth

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	1,157,742	617,343	$ 18,299,828	$ 8,551,655
Reinvestment of distributions	29,809	25,986	453,431	343,477
Shares redeemed	(749,911)	(539,379)	(11,656,126)	(7,330,607)
Net increase (decrease)	437,640	103,950	$ 7,097,133	$ 1,564,525
Class T
Shares sold	427,549	578,539	$ 6,679,626	$ 7,880,368
Reinvestment of distributions	41,716	51,235	634,275	676,884
Shares redeemed	(1,121,239)	(1,366,525)	(17,325,224)	(18,576,683)
Net increase (decrease)	(651,974)	(736,751)	$ (10,011,323)	$ (10,019,431)
Class B
Shares sold	164,555	216,806	$ 2,522,243	$ 2,882,532
Reinvestment of distributions	24,747	47,675	371,052	631,927
Shares redeemed	(1,855,539)	(1,863,609)	(28,512,346)	(24,817,850)
Net increase (decrease)	(1,666,237)	(1,599,128)	$ (25,619,051)	$ (21,303,391)
Class C
Shares sold	246,869	270,120	$ 3,819,729	$ 3,555,440
Reinvestment of distributions	11,397	19,593	170,983	258,067
Shares redeemed	(663,040)	(903,829)	(10,076,221)	(12,032,784)
Net increase (decrease)	(404,774)	(614,116)	$ (6,085,509)	$ (8,219,277)
Institutional Class
Shares sold	292,241	17,262	$ 4,893,596	$ 232,429
Reinvestment of distributions	1,223	2,019	18,745	26,680
Shares redeemed	(36,084)	(88,732)	(562,628)	(1,218,106)
Net increase (decrease)	257,380	(69,451)	$ 4,349,713	$ (958,997)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund (collectively, the "Funds"), including the schedules of investments, as of July 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund as of July 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 9, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 345 funds advised by FMR or an affiliate. Mr. McCoy oversees 347 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Biotechnology (2005-present), Advisor Consumer Industries (2005-present), Advisor Cyclical Industries (2005-present), Advisor Developing Communications (2005-present), Advisor Electronics (2005-present), Advisor Financial Services (2005-present), Advisor Health Care (2005-present), Advisor Natural Resources (2005-present), Advisor Technology (2005-present), and Advisor Telecommunications & Utilities Growth (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Messrs. Keyes and Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series VII. Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1987, 1996 or 2000

Assistant Treasurer of Advisor Biotechnology (2000), Advisor Consumer Industries (1996), Advisor Cyclical Industries (1996), Advisor Developing Communications (2000), Advisor Electronics (2000), Advisor Financial Services (1996), Advisor Health Care (1996), Advisor Natural Resources (1987), Advisor Technology (1996), and Advisor Telecommunications & Utilities Growth (1996). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of each voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Consumer Industries	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/18/06	09/15/06	$ -	$ 1.500
Class T	09/18/06	09/15/06	$ -	$ 1.500
Class B	09/18/06	09/15/06	$ -	$ 1.500
Class C	09/18/06	09/15/06	$ -	$ 1.500
Cyclical Industries	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/18/06	09/15/06	$ 0.007	$ 1.284
Class T	09/18/06	09/15/06	$ -	$ 1.215
Class B	09/18/06	09/15/06	$ -	$ 1.099
Class C	09/18/06	09/15/06	$ -	$ 1.188
Financial Services	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/18/06	09/15/06	$ 0.129	$ 1.680
Class T	09/18/06	09/15/06	$ 0.086	$ 1.680
Class B	09/18/06	09/15/06	$ -	$ 1.677
Class C	09/18/06	09/15/06	$ 0.021	$ 1.680
Health Care	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/11/06	09/08/06	$ -	$ 1.945
Class T	09/11/06	09/08/06	$ -	$ 1.845
Class B	09/11/06	09/08/06	$ -	$ 1.658
Class C	09/11/06	09/08/06	$ -	$ 1.746
Natural Resources	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/11/06	09/08/06	$ -	$ 5.091
Class T	09/11/06	09/08/06	$ -	$ 5.003
Class B	09/11/06	09/08/06	$ -	$ 4.870
Class C	09/11/06	09/08/06	$ -	$ 4.913

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2006, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Consumer Industries	$ 5,573,533
Cyclical Industries	$ 8,376,034
Financial Services	$ 30,586,460
Health Care	$ 49,867,504
Natural Resources	$ 84,518,880

Annual Report

Distributions - continued

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Cyclical Industries
Class A	21%
Class T	23%
Class B	27%
Class C	26%
Financial Services
Class A	100%
Class T	100%
Class B	100%
Class C	100%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fund	September, 2005	December, 2005
Natural Resources
Class A	18%	13%
Class T	19%	14%
Class B	22%	15%
Class C	21%	15%
Telecommunications & Utilities Growth
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

Annual Report

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Cyclical Industries
Class A	27%
Class T	29%
Class B	34%
Class C	33%
Financial Services
Class A	100%
Class T	100%
Class B	100%
Class C	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fund	September, 2005	December, 2005
Natural Resources
Class A	28%	19%
Class T	31%	20%
Class B	36%	22%
Class C	34%	21%
Telecommunications & Utilities Growth
Class A	100%	100%
Class T	100%	100%
Class B	100%	100%
Class C	100%	100%

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Focus Funds

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for each fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of the management fee and total expenses of each fund; (ii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' portfolio managers and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured against (i) a Goldman Sachs index that reflects the market sector in which the fund invests (Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth) or a proprietary custom index (Advisor Biotechnology, Advisor Developing Communications, and Advisor Electronics), and (ii) a peer group of mutual funds over multiple periods. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a Goldman Sachs index (or a proprietary custom index, in the case of Advisor Biotechnology, Advisor Developing Communications, and Advisor Electronics) ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated. For each of Advisor Biotechnology, Advisor Developing Communications, and Advisor Electronics, the fund's proprietary custom index is an index developed and periodically revised by FMR that is a market-capitalization weighted index of securities that meet the fund's 80% name test.

Advisor Biotechnology

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for the one-year period, the second quartile for the three-year period, and the fourth quartile for the five-year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the funds in the peer group typically have broader investment mandates than the fund, which focuses on a particular subset of companies within the health and biotechnology industries. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. In the absence of a meaningful peer group comparison for the fund and in consideration of the fund's exposure to a narrow market sector, the Board focused its review on the fund's relative investment performance measured against its benchmark. In light of that comparison, the Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Advisor Consumer Industries

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for the one- and five-year periods and the fourth quartile for the three-year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds that focus on different industries and sectors than the fund. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Cyclical Industries

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for all the periods shown. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds that focus on different industries and sectors than the fund. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Developing Communications

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the funds in the peer group typically have broader investment mandates than the fund, which focuses on a particular subset of companies within the science and technology industries. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. In the absence of a meaningful peer group comparison for the fund and in consideration of the fund's exposure to a narrow market sector, the Board focused its review on the fund's relative investment performance measured against its benchmark. In light of that comparison, the Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Electronics

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one- and five-year periods and the second quartile for the three-year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the funds in the peer group typically have broader investment mandates than the fund, which focuses on a particular subset of companies within the science and technology industries. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Advisor Financial Services

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Health Care

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Natural Resources

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Technology

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Advisor Telecommunications & Utilities Growth

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 21% would mean that 79% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Biotechnology

Advisor Consumer Industries

Annual Report

Advisor Cyclical Industries

Advisor Developing Communications

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Electronics

Advisor Financial Services

Annual Report

Advisor Health Care

Advisor Natural Resources

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Technology

Advisor Telecommunications & Utilities Growth

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class of Advisor Biotechnology ranked below its competitive median for 2005, and the total expenses of Class T of the fund ranked above its competitive median for 2005.

Annual Report

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class of Advisor Consumer Industries ranked below its competitive median for 2005, and the total expenses of Class T of the fund ranked above its competitive median for 2005.

The Board noted that the total expenses of each class of Advisor Cyclical Industries ranked below its competitive median for 2005.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class of Advisor Developing Communications ranked below its competitive median for 2005, and the total expenses of Class T of the fund ranked above its competitive median for 2005.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class of Advisor Electronics ranked below its competitive median for 2005, and the total expenses of Class T of the fund ranked above its competitive median for 2005.

The Board noted that the total expenses of each class of Advisor Financial Services ranked below its competitive median for 2005.

The Board noted that the total expenses of each class of Advisor Health Care ranked below its competitive median for 2005.

The Board noted that the total expenses of each class of Advisor Natural Resources ranked below its competitive median for 2005.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class of Advisor Technology ranked below its competitive median for 2005, and the total expenses of Class T of the fund ranked above its competitive median for 2005.

The Board noted that the total expenses of Institutional Class of Advisor Telecommunications & Utilities Growth ranked below its competitive median for 2005, and the total expenses of each of Class A, Class B, Class C and Class T of the fund ranked above its competitive median for 2005. The Board considered that Class A, Class B, Class C and Class T of the fund were above median because of relatively high transfer agent fees resulting from small average account sizes.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of each fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in each fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

JPMorgan Chase Bank

New York, NY

Brown Brothers Harriman & Co. (dagger)

Boston, MA

State Street Bank and Trust (dagger)(dagger)

Quincy, MA

(dagger) Custodian for Fidelity Advisor Natural Resources Fund only.

(dagger)(dagger) Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing
Communications Fund, and Fidelity Advisor Electronics Fund only.

AFOC-UANN-0906
1.834301.100

Fidelity Advisor

Focus Funds®

Institutional Class

Biotechnology

Consumer Industries

Cyclical Industries

Developing Communications

Electronics

Financial Services

Health Care

Natural Resources

Technology

Telecommunications &
Utilities Growth

Annual Report

July 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Biotechnology	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Consumer Industries	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Cyclical Industries	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Developing Communications	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Electronics	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Financial Services	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Health Care	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Natural Resources	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Technology	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Telecommunications & Utilities Growth	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Shareholder Expense Example
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

Dear Shareholder:

Although many securities markets made gains in early 2006, inflation concerns led to mixed results through the year's mid-point. Financial markets are always unpredictable. There are, however, a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Advisor Biotechnology Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Life of fundA
Institutional Class	0.29%	-0.51%	-6.39%

A From December 27, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Biotechnology Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Advisor Biotechnology Fund

Management's Discussion of Fund Performance

Comments from Rajiv Kaul, Portfolio Manager of Fidelity® Advisor Biotechnology Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

During the past year, the fund's Institutional Class shares returned 0.29%, trailing the 2.25% return of the Goldman Sachs® Health Care Index and the S&P 500. Unfavorable stock selection and a sizable underweighting in the relatively strong pharmaceuticals group hurt performance versus the sector index, along with ineffective picks in the life science tools and services segment. Selling off drug stock Merck, a major component of the sector index that performed well, was detrimental. Two companies that make instruments used in biotechnology research, Invitrogen and Affymetrix, also dented performance. Both companies reported disappointing financial results. The share price of Kos Pharmaceuticals fell due to increasing competition. Charles River Laboratories and PDL BioPharma were detractors as well. Conversely, stock selection in biotechnology aided performance versus the benchmark, although some of the benefit was offset by overweighting the group. Additionally, underweighting the weak performing health care equipment area proved timely. Celgene was the fund's top contributor. The stock was boosted by the Food and Drug Administration's approval of Revlimid to treat multiple myeloma, a common type of blood cancer. Also having a positive impact were Cephalon, Gilead Sciences and Abgenix. All contributors I just mentioned are biotechnology stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Biotechnology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 917.80	$ 6.66
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 915.40	$ 7.84
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 914.40	$ 10.21
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 913.20	$ 10.20
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class
Actual	$ 1,000.00	$ 918.90	$ 4.66
HypotheticalA	$ 1,000.00	$ 1,019.93	$ 4.91

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Institutional Class	.98%

Annual Report

Advisor Biotechnology Fund

Investment Fund Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Celgene Corp.	7.9	7.2
Biogen Idec, Inc.	6.8	6.3
Genentech, Inc.	6.4	6.6
Gilead Sciences, Inc.	6.2	7.0
Genzyme Corp.	5.8	4.5
Amgen, Inc.	5.5	5.6
Cephalon, Inc.	4.4	4.3
Amylin Pharmaceuticals, Inc.	4.2	2.9
Sepracor, Inc.	4.0	4.1
MedImmune, Inc.	3.2	4.9
	54.4
Top Industries (% of fund's net assets)
As of July 31, 2006
Biotechnology	76.6%
Life Sciences Tools & Services	11.0%
Pharmaceuticals	9.9%
Health Care Equipment & Supplies	2.2%
Health Care Providers & Services	0.2%
All Others*	0.1%

As of January 31, 2006
Biotechnology	89.8%
Pharmaceuticals	8.3%
Health Care Equipment & Supplies	1.3%
Computers & Peripherals	0.0%
All Others*	0.6%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Biotechnology Fund

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 76.6%
Biotechnology - 76.6%
Acadia Pharmaceuticals, Inc. (a)	21,800	$ 140,174
Alexion Pharmaceuticals, Inc. (a)	39,900	1,370,964
Alkermes, Inc. (a)	41,640	714,542
Alnylam Pharmaceuticals, Inc. (a)	10,000	127,700
Amgen, Inc. (a)	44,810	3,125,049
Amylin Pharmaceuticals, Inc. (a)	48,902	2,386,418
Arena Pharmaceuticals, Inc. (a)	10,800	111,780
Biogen Idec, Inc. (a)	90,634	3,817,504
BioMarin Pharmaceutical, Inc. (a)	50,385	736,125
Celgene Corp. (a)	93,408	4,473,309
Cephalon, Inc. (a)(d)	37,299	2,452,036
Combinatorx, Inc.	12,700	89,789
Cubist Pharmaceuticals, Inc. (a)	22,200	508,824
Digene Corp. (a)	8,300	350,343
Genentech, Inc. (a)	44,300	3,580,326
Genomic Health, Inc.	7,900	90,218
Genzyme Corp. (a)	47,520	3,244,666
Gilead Sciences, Inc. (a)	57,100	3,510,508
Human Genome Sciences, Inc. (a)	74,900	727,279
ImClone Systems, Inc. (a)	9,364	304,330
Isis Pharmaceuticals, Inc. (a)	17,000	102,170
Ligand Pharmaceuticals, Inc. Class B (a)	20,200	186,446
MannKind Corp. (a)(d)	23,300	426,157
Martek Biosciences (a)	13,200	368,676
Medarex, Inc. (a)	42,790	400,087
MedImmune, Inc. (a)	70,000	1,776,600
Momenta Pharmaceuticals, Inc. (a)	11,308	195,968
Myogen, Inc. (a)	32,392	999,617
Myriad Genetics, Inc. (a)	12,500	307,750
Neurocrine Biosciences, Inc. (a)	8,265	76,451
Novacea, Inc.	4,500	37,350
ONYX Pharmaceuticals, Inc. (a)	5,700	89,547
OSI Pharmaceuticals, Inc. (a)	44,000	1,469,160
PDL BioPharma, Inc. (a)	51,500	927,515
Pharmion Corp. (a)	11,200	192,864
Regeneron Pharmaceuticals, Inc. (a)	16,300	222,658
Renovis, Inc. (a)	15,000	189,750
SGX Pharmaceuticals, Inc.	8,900	43,343
Tanox, Inc. (a)	27,300	389,298
Tercica, Inc. (a)	14,900	75,245
Theravance, Inc. (a)	18,700	443,003
United Therapeutics Corp. (a)	2,500	148,275
Vertex Pharmaceuticals, Inc. (a)	51,700	1,732,984

	Shares	Value (Note 1)
ViaCell, Inc. (a)	500	$ 2,010
Zymogenetics, Inc. (a)	25,700	484,959
		43,149,767
HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
Health Care Equipment - 1.4%
IDEXX Laboratories, Inc. (a)	8,744	773,844
IntraLase Corp. (a)	300	5,202
		779,046
Health Care Supplies - 0.8%
Gen-Probe, Inc. (a)	8,923	463,550
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		1,242,596
HEALTH CARE PROVIDERS & SERVICES - 0.2%
Health Care Services - 0.2%
Oracle Healthcare Acquisition Corp. unit	9,600	81,600
LIFE SCIENCES TOOLS & SERVICES - 11.0%
Life Science Tools & Services - 11.0%
Affymetrix, Inc. (a)	16,300	351,591
Albany Molecular Research, Inc. (a)	12,700	114,300
Applera Corp.:
- Applied Biosystems Group	51,100	1,642,865
- Celera Genomics Group (a)	37,000	499,500
Bruker BioSciences Corp. (a)	3,100	18,104
Charles River Laboratories International, Inc. (a)	26,600	944,300
Exelixis, Inc. (a)	36,800	327,520
Invitrogen Corp. (a)	22,150	1,368,649
Luminex Corp. (a)	12,700	217,424
Techne Corp. (a)	14,410	716,033
		6,200,286
PHARMACEUTICALS - 9.9%
Pharmaceuticals - 9.9%
Adams Respiratory Therapeutics, Inc.	13,200	590,304
Adolor Corp. (a)	10,751	257,271
Barrier Therapeutics, Inc. (a)	8,600	57,706
Cardiome Pharma Corp. (a)	17,000	207,317
Cypress Bioscience, Inc. (a)	19,200	110,592
Elan Corp. PLC sponsored ADR (a)	47,800	733,252
Kos Pharmaceuticals, Inc. (a)	11,392	470,945
MGI Pharma, Inc. (a)	3,121	45,598
New River Pharmaceuticals, Inc. (a)(d)	27,878	681,338
Pozen, Inc. (a)	2,000	15,100
Sepracor, Inc. (a)	45,796	2,262,322
Somaxon Pharmaceuticals, Inc.	2,100	22,008
Xenoport, Inc. (a)	7,800	135,564
		5,589,317
TOTAL COMMON STOCKS (Cost $50,870,367)		56,263,566
Money Market Funds - 6.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.3% (b)	349,540	$ 349,540
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	3,402,600	3,402,600
TOTAL MONEY MARKET FUNDS (Cost $3,752,140)		3,752,140
TOTAL INVESTMENT PORTFOLIO - 106.5% (Cost $54,622,507)		60,015,706
NET OTHER ASSETS - (6.5)%		(3,676,048)
NET ASSETS - 100%		$ 56,339,658
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 27,300
Fidelity Securities Lending Cash Central Fund	14,208
Total	$ 41,508
Income Tax Information
At July 31, 2006, the fund had a capital loss carryforward of approximately $6,990,407 all of which will expire on July 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Advisor Biotechnology Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2006
Assets
Investment in securities, at value (including securities loaned of $3,311,232) - See accompanying schedule: Unaffiliated issuers (cost $50,870,367)	$ 56,263,566
Affiliated Central Funds (cost $3,752,140)	3,752,140
Total Investments (cost $54,622,507)		$ 60,015,706
Receivable for investments sold		19,151
Receivable for fund shares sold		48,833
Interest receivable		763
Prepaid expenses		82
Other receivables		7,010
Total assets		60,091,545

Liabilities
Payable to custodian bank	$ 2,769
Payable for investments purchased	40,514
Payable for fund shares redeemed	188,528
Accrued management fee	31,950
Distribution fees payable	32,263
Other affiliated payables	20,629
Other payables and accrued expenses	32,634
Collateral on securities loaned, at value	3,402,600
Total liabilities		3,751,887

Net Assets		$ 56,339,658
Net Assets consist of:
Paid in capital		$ 58,930,470
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(7,984,011)
Net unrealized appreciation (depreciation) on investments		5,393,199
Net Assets		$ 56,339,658

Statement of Assets and Liabilities - continued

July 31, 2006
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($12,538,532 ÷ 1,841,864 shares)	$ 6.81

Maximum offering price per share (100/94.25 of $6.81)	$ 7.23
Class T: Net Asset Value and redemption price per share ($13,807,533 ÷ 2,057,638 shares)	$ 6.71

Maximum offering price per share (100/96.50 of $6.71)	$ 6.95
Class B: Net Asset Value and offering price per share ($14,938,418 ÷ 2,291,083 shares)A	$ 6.52

Class C: Net Asset Value and offering price per share ($13,787,324 ÷ 2,114,036 shares)A	$ 6.52

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,267,851 ÷ 183,351 shares)	$ 6.91

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Biotechnology Fund
Financial Statements - continued

Statement of Operations

Year ended July 31, 2006
Investment Income
Dividends		$ 6,806
Interest		96
Income from affiliated Central Funds (including $14,208 from security lending)		41,508
Total income		48,410

Expenses
Management fee	$ 331,930
Transfer agent fees	251,299
Distribution fees	409,150
Accounting and security lending fees	25,595
Independent trustees' compensation	236
Custodian fees and expenses	13,835
Registration fees	49,335
Audit	41,563
Legal	744
Miscellaneous	560
Total expenses before reductions	1,124,247
Expense reductions	(60,601)	1,063,646
Net investment income (loss)		(1,015,236)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,448,373
Foreign currency transactions	(490)
Total net realized gain (loss)		1,447,883
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,063,304)
Assets and liabilities in foreign currencies	68
Total change in net unrealized appreciation (depreciation)		(1,063,236)
Net gain (loss)		384,647
Net increase (decrease) in net assets resulting from operations		$ (630,589)

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (1,015,236)	$ (952,674)
Net realized gain (loss)	1,447,883	3,415,156
Change in net unrealized appreciation (depreciation)	(1,063,236)	3,817,974
Net increase (decrease) in net assets resulting from operations	(630,589)	6,280,456
Share transactions - net increase (decrease)	1,061,142	(5,129,068)
Redemption fees	8,381	6,345
Total increase (decrease) in net assets	438,934	1,157,733

Net Assets
Beginning of period	55,900,724	54,742,991
End of period	$ 56,339,658	$ 55,900,724

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 6.80	$ 6.00	$ 5.94	$ 4.39	$ 7.09
Income from Investment Operations
Net investment income (loss) C	(.09)	(.08) D	(.09)	(.05)	(.07)
Net realized and unrealized gain (loss)	.10	.88	.15	1.60	(2.64)
Total from investment operations	.01	.80	.06	1.55	(2.71)
Redemption fees added to paid in capital C	- F	- F	- F	- F	.01
Net asset value, end of period	$ 6.81	$ 6.80	$ 6.00	$ 5.94	$ 4.39
Total Return A, B	.15%	13.33%	1.01%	35.31%	(38.08)%
Ratios to Average Net Assets E
Expenses before reductions	1.48%	1.56%	1.68%	2.04%	1.99%
Expenses net of fee waivers, if any	1.40%	1.45%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.37%	1.43%	1.48%	1.47%	1.46%
Net investment income (loss)	(1.29)%	(1.36)% D	(1.38)%	(1.11)%	(1.19)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,539	$ 11,022	$ 10,197	$ 7,718	$ 4,657
Portfolio turnover rate	62%	30%	50%	71%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $ .0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.37)%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 6.72	$ 5.95	$ 5.90	$ 4.37	$ 7.07
Income from Investment Operations
Net investment income (loss) C	(.11)	(.10) D	(.10)	(.06)	(.09)
Net realized and unrealized gain (loss)	.10	.87	.15	1.59	(2.62)
Total from investment operations	(.01)	.77	.05	1.53	(2.71)
Redemption fees added to paid in capital C	- F	-F	-F	-F	.01
Net asset value, end of period	$ 6.71	$ 6.72	$ 5.95	$ 5.90	$ 4.37
Total Return A, B	(.15)%	12.94%	.85%	35.01%	(38.19)%
Ratios to Average Net Assets E
Expenses before reductions	1.79%	1.93%	2.10%	2.39%	2.27%
Expenses net of fee waivers, if any	1.65%	1.70%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.62%	1.68%	1.73%	1.72%	1.72%
Net investment income (loss)	(1.54)%	(1.61)% D	(1.63)%	(1.36)%	(1.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,808	$ 14,177	$ 13,367	$ 10,281	$ 6,861
Portfolio turnover rate	62%	30%	50%	71%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $ .0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.61)%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 6.56	$ 5.84	$ 5.82	$ 4.33	$ 7.05
Income from Investment Operations
Net investment income (loss) C	(.14)	(.13) D	(.13)	(.09)	(.12)
Net realized and unrealized gain (loss)	.10	.85	.15	1.58	(2.61)
Total from investment operations	(.04)	.72	.02	1.49	(2.73)
Redemption fees added to paid in capital C	- F	- F	- F	- F	.01
Net asset value, end of period	$ 6.52	$ 6.56	$ 5.84	$ 5.82	$ 4.33
Total Return A ,B	(.61)%	12.33%	.34%	34.41%	(38.58)%
Ratios to Average Net Assets E
Expenses before reductions	2.23%	2.33%	2.46%	2.78%	2.74%
Expenses net of fee waivers, if any	2.15%	2.19%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.12%	2.18%	2.22%	2.22%	2.22%
Net investment income (loss)	(2.04)%	(2.11)% D	(2.12)%	(1.86)%	(1.95)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,938	$ 16,921	$ 16,819	$ 15,154	$ 10,218
Portfolio turnover rate	62%	30%	50%	71%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $ .0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.11)%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 6.57	$ 5.84	$ 5.82	$ 4.33	$ 7.05
Income from Investment Operations
Net investment income (loss) C	(.14)	(.13) D	(.13)	(.09)	(.12)
Net realized and unrealized gain (loss)	.09	.86	.15	1.58	(2.61)
Total from investment operations	(.05)	.73	.02	1.49	(2.73)
Redemption fees added to paid in capital C	- F	- F	- F	- F	.01
Net asset value, end of period	$ 6.52	$ 6.57	$ 5.84	$ 5.82	$ 4.33
Total Return A, B	(.76)%	12.50%	.34%	34.41%	(38.58)%
Ratios to Average Net Assets E
Expenses before reductions	2.17%	2.24%	2.31%	2.58%	2.57%
Expenses net of fee waivers, if any	2.15%	2.19%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.12%	2.18%	2.23%	2.22%	2.22%
Net investment income (loss)	(2.04)%	(2.11)% D	(2.13)%	(1.86)%	(1.95)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,787	$ 12,538	$ 13,215	$ 10,493	$ 8,204
Portfolio turnover rate	62%	30%	50%	71%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $ .0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (2.11)%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Biotechnology

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 6.89	$ 6.06	$ 5.97	$ 4.40	$ 7.09
Income from Investment Operations
Net investment income (loss) B	(.07)	(.06) C	(.06)	(.04)	(.06)
Net realized and unrealized gain (loss)	.09	.89	.15	1.61	(2.64)
Total from investment operations	.02	.83	.09	1.57	(2.70)
Redemption fees added to paid in capital B	-E	-E	-E	-E	.01
Net asset value, end of period	$ 6.91	$ 6.89	$ 6.06	$ 5.97	$ 4.40
Total Return A	.29%	13.70%	1.51%	35.68%	(37.94)%
Ratios to Average Net Assets D
Expenses before reductions	1.05%	1.10%	1.16%	1.37%	1.41%
Expenses net of fee waivers, if any	1.05%	1.10%	1.16%	1.25%	1.25%
Expenses net of all reductions	1.03%	1.09%	1.14%	1.22%	1.22%
Net investment income (loss)	(.94)%	(1.02)%C	(1.04)%	(.86)%	(.94)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,268	$ 1,243	$ 1,146	$ 1,153	$ 857
Portfolio turnover rate	62%	30%	50%	71%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $ .0004 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.02)%.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Biotechnology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 10,901,837
Unrealized depreciation	(6,421,566)
Net unrealized appreciation (depreciation)	4,480,271
Capital loss carryforward	(6,990,407)

Cost for federal income tax purposes	$ 55,535,435

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital. On September 21, 2006, the Board of Trustees approved a change in the redemption fee. Effective October 1, 2006, shares held in the Fund less than 30 days will be subject to a redemption fee equal to .75% of the proceeds of the redeemed shares.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $37,290,529 and $36,307,572, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Biotechnology

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 30,552	$ 199
Class T	.25%	.25%	72,206	4
Class B	.75%	.25%	168,357	126,277
Class C	.75%	.25%	138,035	27,858
			$ 409,150	$ 154,338

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 22,003
Class T	10,973
Class B*	46,882
Class C*	3,458
$ 83,316

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 52,804.43
Class T	71,479.50
Class B	72,567.43
Class C	51,338.37
Institutional Class	3,111.26
	$ 251,299

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $581 for the period.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $167 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 9,079
Class T	1.65%	20,108
Class B	2.15%	12,897
Class C	2.15%	2,015
		$ 44,099

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $16,502 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Biotechnology

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	802,915	550,671	$ 5,733,744	$ 3,418,022
Shares redeemed	(581,094)	(629,006)	(4,036,446)	(3,853,963)
Net increase (decrease)	221,821	(78,335)	$ 1,697,298	$ (435,941)
Class T
Shares sold	587,840	621,575	$ 4,097,337	$ 3,773,646
Shares redeemed	(638,853)	(760,267)	(4,417,619)	(4,599,360)
Net increase (decrease)	(51,013)	(138,692)	$ (320,282)	$ (825,714)
Class B
Shares sold	419,648	527,483	$ 2,840,429	$ 3,194,512
Shares redeemed	(706,101)	(831,184)	(4,753,466)	(4,925,475)
Net increase (decrease)	(286,453)	(303,701)	$ (1,913,037)	$ (1,730,963)
Class C
Shares sold	744,203	395,212	$ 5,179,930	$ 2,374,238
Shares redeemed	(539,467)	(749,216)	(3,621,319)	(4,454,466)
Net increase (decrease)	204,736	(354,004)	$ 1,558,611	$ (2,080,228)
Institutional Class
Shares sold	94,904	56,540	$ 686,802	$ 351,953
Shares redeemed	(92,008)	(65,245)	(648,250)	(408,175)
Net increase (decrease)	2,896	(8,705)	$ 38,552	$ (56,222)

Annual Report

Advisor Consumer Industries Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Life of fundA
Institutional Class	-0.44%	3.18%	8.50%

A From September 3, 1996.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Consumer Industries Fund - Institutional Class on September 3, 1996, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Consumer Industries Fund

Management's Discussion of Fund Performance

Comments from John Roth, Portfolio Manager of Fidelity® Advisor Consumer Industries Fund through June 30, 2006

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

For the 12-month period ending July 31, 2006, the fund's Institutional Class shares returned -0.44%, underperforming the Goldman Sachs® Consumer Industries Index, which fell 0.29%, and the S&P 500 index. A key theme in the fund - and a major driver of performance in previous periods - has been a shift in media and commerce spending toward the Internet, at the expense of traditional media and physical store locations. While that trend continued during the period and key elements of the theme such as Google aided results, other Internet stocks in the portfolio lost ground, including eBay, which was sold out of the fund by period end. Both eBay and Google were out-of-index positions. In the tobacco industry, underweighting Altria Group and avoiding Reynolds American hurt results, as the stocks advanced on court decisions favorable to the tobacco industry. The fund also missed a large part of the run-up in agricultural products firm Archer-Daniels-Midland, whose stock was buoyed by demand for ethanol and lower raw material costs. Retailer Target also was a notable detractor. Conversely, avoiding Home Depot aided results, as this index component declined. Out-of-index positions in Swiss food companies Nestle and Lindt & Spruengli also were strong contributors to performance during the period.

Note to shareholders: Effective July 1, 2006, Robert Lee and Martin Zinny became co-managers of the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Consumer Industries Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 983.20	$ 6.88
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 981.60	$ 8.11
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 979.50	$ 10.55
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 978.90	$ 10.30
HypotheticalA	$ 1,000.00	$ 1,014.38	$ 10.49
Institutional Class
Actual	$ 1,000.00	$ 984.20	$ 5.66
HypotheticalA	$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.10%
Institutional Class	1.15%

Annual Report

Advisor Consumer Industries Fund

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
PepsiCo, Inc.	5.4	3.7
Nestle SA sponsored ADR	5.4	2.1
Procter & Gamble Co.	5.1	6.7
Wal-Mart Stores, Inc.	5.0	3.0
Federated Department Stores, Inc.	5.0	1.1
Altria Group, Inc.	4.9	0.0
The Coca-Cola Co.	3.5	2.3
Unilever NV (NY Shares)	3.2	0.0
CVS Corp.	2.7	1.1
Walgreen Co.	2.5	1.8
	42.7
Top Industries (% of fund's net assets)
As of July 31, 2006
Food Products	13.0%
Beverages	12.9%
Food & Staples Retailing	12.7%
Specialty Retail	12.2%
Multiline Retail	10.6%
All Others*	38.6%

As of January 31, 2006
Hotels, Restaurants & Leisure	12.8%
Specialty Retail	11.2%
Media	10.4%
Multiline Retail	8.2%
Beverages	7.8%
All Others*	49.6%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Consumer Industries Fund

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value (Note 1)
AUTOMOBILES - 0.6%
Motorcycle Manufacturers - 0.6%
Harley-Davidson, Inc.	5,200	$ 296,400
BEVERAGES - 12.9%
Brewers - 1.1%
InBev SA	5,700	299,245
SABMiller PLC	15,100	303,231
		602,476
Distillers & Vintners - 1.1%
Diageo PLC sponsored ADR	4,000	281,280
Pernod Ricard SA	1,400	291,491
		572,771
Soft Drinks - 10.7%
Coca-Cola Enterprises, Inc.	24,900	534,354
Coca-Cola Hellenic Bottling Co. SA sponsored ADR	8,900	285,957
Hansen Natural Corp. (a)	2,800	128,772
PepsiCo, Inc.	45,600	2,890,128
The Coca-Cola Co.	42,200	1,877,900
		5,717,111
TOTAL BEVERAGES		6,892,358
DIVERSIFIED CONSUMER SERVICES - 1.0%
Specialized Consumer Services - 1.0%
Sothebys Class A (ltd. vtg.) (a)	10,200	281,826
Weight Watchers International, Inc.	6,600	264,066
		545,892
DIVERSIFIED FINANCIAL SERVICES - 0.5%
Specialized Finance - 0.5%
Moody's Corp.	5,000	274,400
ELECTRICAL EQUIPMENT - 0.6%
Electrical Components & Equipment - 0.6%
Evergreen Solar, Inc. (a)	21,600	203,688
SolarWorld AG (d)	2,500	136,645
		340,333
FOOD & STAPLES RETAILING - 12.7%
Drug Retail - 5.2%
CVS Corp.	44,800	1,465,856
Walgreen Co.	28,600	1,337,908
		2,803,764
Food Distributors - 0.2%
United Natural Foods, Inc. (a)	4,200	126,588
Food Retail - 2.3%
Kroger Co.	25,100	575,543
Safeway, Inc.	22,300	626,184
		1,201,727

	Shares	Value (Note 1)
Hypermarkets & Super Centers - 5.0%
Wal-Mart Stores, Inc.	60,580	$ 2,695,810
TOTAL FOOD & STAPLES RETAILING		6,827,889
FOOD PRODUCTS - 13.0%
Agricultural Products - 0.9%
Archer-Daniels-Midland Co.	11,300	497,200
Packaged Foods & Meats - 12.1%
Cadbury Schweppes PLC sponsored ADR	7,000	274,820
Groupe Danone	2,100	277,632
Kellogg Co.	14,100	679,197
Koninklijke Numico NV	6,000	287,864
Lindt & Spruengli AG (participation certificate)	110	221,314
Nestle SA sponsored ADR	35,150	2,868,240
Tyson Foods, Inc. Class A	9,200	130,180
Unilever NV (NY Shares)	72,600	1,719,168
		6,458,415
TOTAL FOOD PRODUCTS		6,955,615
HOTELS, RESTAURANTS & LEISURE - 6.4%
Casinos & Gaming - 1.9%
Boyd Gaming Corp.	2,700	90,558
International Game Technology	8,000	309,280
Penn National Gaming, Inc. (a)	7,000	231,490
WMS Industries, Inc. (a)	5,000	132,650
Wynn Resorts Ltd. (a)	3,700	236,837
		1,000,815
Hotels, Resorts & Cruise Lines - 1.2%
Ctrip.com International Ltd. sponsored ADR	2,600	131,599
Starwood Hotels & Resorts Worldwide, Inc.	10,100	531,058
		662,657
Leisure Facilities - 0.3%
Vail Resorts, Inc. (a)	4,700	162,479
Restaurants - 3.0%
Buffalo Wild Wings, Inc. (a)	14,700	473,781
Domino's Pizza, Inc.	5,600	127,344
Panera Bread Co. Class A (a)	4,000	209,240
Starbucks Corp. (a)	14,900	510,474
Wendy's International, Inc.	4,700	282,752
		1,603,591
TOTAL HOTELS, RESTAURANTS & LEISURE		3,429,542
HOUSEHOLD PRODUCTS - 7.6%
Household Products - 7.6%
Colgate-Palmolive Co.	22,400	1,328,768
Procter & Gamble Co. (d)	48,697	2,736,771
		4,065,539
Common Stocks - continued
	Shares	Value (Note 1)
INTERNET & CATALOG RETAIL - 1.2%
Catalog Retail - 1.2%
Coldwater Creek, Inc. (a)	33,000	$ 657,690
INTERNET SOFTWARE & SERVICES - 1.3%
Internet Software & Services - 1.3%
Google, Inc. Class A (sub. vtg.) (a)	1,800	695,880
MEDIA - 6.5%
Broadcasting & Cable TV - 0.3%
Grupo Televisa SA de CV (CPO) sponsored ADR	7,000	129,640
Movies & Entertainment - 4.6%
News Corp. Class A	56,984	1,096,372
The Walt Disney Co.	36,600	1,086,654
Viacom, Inc. Class B (non-vtg.) (a)	7,600	264,860
		2,447,886
Publishing - 1.6%
McGraw-Hill Companies, Inc.	10,900	613,670
R.H. Donnelley Corp.	5,000	261,050
		874,720
TOTAL MEDIA		3,452,246
MULTILINE RETAIL - 10.6%
Department Stores - 8.9%
Federated Department Stores, Inc.	76,400	2,682,404
JCPenney Co., Inc.	14,100	887,736
Nordstrom, Inc.	18,800	644,840
Saks, Inc.	33,800	545,532
		4,760,512
General Merchandise Stores - 1.7%
Target Corp.	19,800	909,216
TOTAL MULTILINE RETAIL		5,669,728
PERSONAL PRODUCTS - 1.4%
Personal Products - 1.4%
Avon Products, Inc.	17,700	513,123
Herbalife Ltd. (a)	6,900	246,468
		759,591
SPECIALTY RETAIL - 12.2%
Apparel Retail - 7.1%
Abercrombie & Fitch Co. Class A	2,500	132,400
Aeropostale, Inc. (a)	6,900	191,199
American Eagle Outfitters, Inc.	6,500	213,590

	Shares	Value (Note 1)
AnnTaylor Stores Corp. (a)	3,200	$ 131,392
Casual Male Retail Group, Inc. (a)	15,200	169,480
Charlotte Russe Holding, Inc. (a)	10,600	277,508
Chico's FAS, Inc. (a)	5,100	115,515
Gymboree Corp. (a)	10,700	358,664
Limited Brands, Inc.	16,100	405,076
The Children's Place Retail Stores, Inc. (a)	4,600	256,772
TJX Companies, Inc.	18,200	443,534
Tween Brands, Inc. (a)	21,400	796,508
Urban Outfitters, Inc. (a)	7,800	113,802
Zumiez, Inc. (a)	7,200	215,496
		3,820,936
Automotive Retail - 0.7%
AutoZone, Inc. (a)	3,100	272,397
O'Reilly Automotive, Inc. (a)	3,500	99,225
		371,622
Computer & Electronics Retail - 1.9%
Best Buy Co., Inc.	17,750	804,785
Gamestop Corp. Class B (a)	6,300	236,880
		1,041,665
Specialty Stores - 2.5%
Office Depot, Inc. (a)	15,400	555,170
OfficeMax, Inc.	6,800	279,548
Staples, Inc.	16,750	362,135
Tiffany & Co., Inc.	4,100	129,519
		1,326,372
TOTAL SPECIALTY RETAIL		6,560,595
TEXTILES, APPAREL & LUXURY GOODS - 1.7%
Apparel, Accessories & Luxury Goods - 1.4%
Coach, Inc. (a)	11,000	315,810
Polo Ralph Lauren Corp. Class A	7,400	422,096
		737,906
Footwear - 0.3%
Deckers Outdoor Corp. (a)	4,200	179,088
TOTAL TEXTILES, APPAREL & LUXURY GOODS		916,994
TOBACCO - 5.8%
Tobacco - 5.8%
Altria Group, Inc.	33,000	2,639,010
British American Tobacco PLC sponsored ADR	5,400	290,574
Loews Corp. - Carolina Group	2,600	149,188
		3,078,772
TOTAL COMMON STOCKS (Cost $47,112,794)		51,419,464
Money Market Funds - 7.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.3% (b)	2,070,019	$ 2,070,019
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	1,692,926	1,692,926
TOTAL MONEY MARKET FUNDS (Cost $3,762,945)		3,762,945
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $50,875,739)		55,182,409
NET OTHER ASSETS - (3.0)%		(1,587,744)
NET ASSETS - 100%		$ 53,594,665
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 40,835
Fidelity Securities Lending Cash Central Fund	18,821
Total	$ 59,656
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	85.0%
Switzerland	5.8%
Netherlands	3.7%
United Kingdom	2.2%
France	1.1%
Others (individually less than 1%)	2.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Consumer Industries Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2006
Assets
Investment in securities, at value (including securities loaned of $1,637,199) - See accompanying schedule: Unaffiliated issuers (cost $47,112,794)	$ 51,419,464
Affiliated Central Funds (cost $3,762,945)	3,762,945
Total Investments (cost $50,875,739)		$ 55,182,409
Receivable for investments sold		219,372
Receivable for fund shares sold		87,384
Dividends receivable		33,112
Interest receivable		4,812
Prepaid expenses		95
Other receivables		779
Total assets		55,527,963

Liabilities
Payable for investments purchased	$ 26,891
Payable for fund shares redeemed	107,420
Accrued management fee	26,971
Distribution fees payable	27,275
Other affiliated payables	20,213
Other payables and accrued expenses	31,602
Collateral on securities loaned, at value	1,692,926
Total liabilities		1,933,298

Net Assets		$ 53,594,665
Net Assets consist of:
Paid in capital		$ 43,984,008
Accumulated net investment loss		(20)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,303,904
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,306,773
Net Assets		$ 53,594,665

Statement of Assets and Liabilities - continued

July 31, 2006
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($16,935,281 ÷ 1,033,461 shares)	$ 16.39

Maximum offering price per share (100/94.25 of $16.39)	$ 17.39
Class T: Net Asset Value and redemption price per share ($14,266,890 ÷ 890,176 shares)	$ 16.03

Maximum offering price per share (100/96.50 of $16.03)	$ 16.61
Class B: Net Asset Value and offering price per share ($14,088,181 ÷ 923,464 shares)A	$ 15.26

Class C: Net Asset Value and offering price per share ($7,160,006 ÷ 468,471 shares)A	$ 15.28

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,144,307 ÷ 68,025 shares)	$ 16.82

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Year ended July 31, 2006

Investment Income
Dividends		$ 627,865
Interest		149
Income from affiliated Central Funds		59,656
Total income		687,670

Expenses
Management fee	$ 336,251
Transfer agent fees	234,320
Distribution fees	364,316
Accounting and security lending fees	24,850
Independent trustees' compensation	243
Custodian fees and expenses	6,415
Registration fees	49,473
Audit	41,259
Legal	792
Miscellaneous	1,649
Total expenses before reductions	1,059,568
Expense reductions	(23,286)	1,036,282
Net investment income (loss)		(348,612)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,033,365
Foreign currency transactions	(680)
Total net realized gain (loss)		6,032,685
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,266,289)
Assets and liabilities in foreign currencies	131
Total change in net unrealized appreciation (depreciation)		(6,266,158)
Net gain (loss)		(233,473)
Net increase (decrease) in net assets resulting from operations		$ (582,085)

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (348,612)	$ (477,730)
Net realized gain (loss)	6,032,685	171,725
Change in net unrealized appreciation (depreciation)	(6,266,158)	9,733,441
Net increase (decrease) in net assets resulting from operations	(582,085)	9,427,436
Distributions to shareholders from net realized gain	(441,481)	(1,957,955)
Share transactions - net increase (decrease)	(8,793,822)	3,323,070
Redemption fees	4,458	3,279
Total increase (decrease) in net assets	(9,812,930)	10,795,830

Net Assets
Beginning of period	63,407,595	52,611,765
End of period (including accumulated net investment loss of $20 and accumulated net investment loss of $28, respectively)	$ 53,594,665	$ 63,407,595

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.62	$ 14.51	$ 13.71	$ 12.71	$ 15.20
Income from Investment Operations
Net investment income (loss) C	(.04)	(.07)	(.07)	(.04)	(.05)
Net realized and unrealized gain (loss)	(.07)	2.71	.87	1.04	(2.09)
Total from investment operations	(.11)	2.64	.80	1.00	(2.14)
Distributions from net realized gain	(.12)	(.53)	-	-	(.35)
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 16.39	$ 16.62	$ 14.51	$ 13.71	$ 12.71
Total Return A, B	(.69)%	18.85%	5.84%	7.87%	(14.30)%
Ratios to Average Net Assets D
Expenses before reductions	1.42%	1.47%	1.55%	1.70%	1.69%
Expenses net of fee waivers, if any	1.40%	1.44%	1.50%	1.53%	1.50%
Expenses net of all reductions	1.39%	1.42%	1.45%	1.48%	1.47%
Net investment income (loss)	(.23)%	(.45)%	(.50)%	(.33)%	(.36)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,935	$ 17,887	$ 11,856	$ 9,101	$ 7,209
Portfolio turnover rate	81%	66%	152%	88%	136%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.29	$ 14.27	$ 13.51	$ 12.57	$ 15.06
Income from Investment Operations
Net investment income (loss) C	(.07)	(.11)	(.11)	(.07)	(.09)
Net realized and unrealized gain (loss)	(.07)	2.66	.87	1.01	(2.05)
Total from investment operations	(.14)	2.55	.76	.94	(2.14)
Distributions from net realized gain	(.12)	(.53)	-	-	(.35)
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 16.03	$ 16.29	$ 14.27	$ 13.51	$ 12.57
Total Return A, B	(.89)%	18.52%	5.63%	7.48%	(14.44)%
Ratios to Average Net Assets D
Expenses before reductions	1.69%	1.75%	1.81%	1.87%	1.89%
Expenses net of fee waivers, if any	1.65%	1.69%	1.75%	1.78%	1.75%
Expenses net of all reductions	1.62%	1.67%	1.70%	1.73%	1.72%
Net investment income (loss)	(.46)%	(.70)%	(.74)%	(.58)%	(.61)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,267	$ 16,782	$ 15,555	$ 13,693	$ 12,132
Portfolio turnover rate	81%	66%	152%	88%	136%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.60	$ 13.75	$ 13.08	$ 12.22	$ 14.73
Income from Investment Operations
Net investment income (loss) C	(.15)	(.17)	(.18)	(.13)	(.15)
Net realized and unrealized gain (loss)	(.07)	2.55	.85	.99	(2.01)
Total from investment operations	(.22)	2.38	.67	.86	(2.16)
Distributions from net realized gain	(.12)	(.53)	-	-	(.35)
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 15.26	$ 15.60	$ 13.75	$ 13.08	$ 12.22
Total Return A, B	(1.45)%	17.97%	5.12%	7.04%	(14.91)%
Ratios to Average Net Assets D
Expenses before reductions	2.19%	2.24%	2.29%	2.37%	2.39%
Expenses net of fee waivers, if any	2.15%	2.19%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.14%	2.16%	2.20%	2.19%	2.22%
Net investment income (loss)	(.98)%	(1.20)%	(1.25)%	(1.05)%	(1.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,088	$ 18,862	$ 17,302	$ 15,944	$ 13,807
Portfolio turnover rate	81%	66%	152%	88%	136%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.62	$ 13.77	$ 13.10	$ 12.24	$ 14.75
Income from Investment Operations
Net investment income (loss) C	(.15)	(.17)	(.18)	(.13)	(.15)
Net realized and unrealized gain (loss)	(.07)	2.55	.85	.99	(2.01)
Total from investment operations	(.22)	2.38	.67	.86	(2.16)
Distributions from net realized gain	(.12)	(.53)	-	-	(.35)
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 15.28	$ 15.62	$ 13.77	$ 13.10	$ 12.24
Total Return A, B	(1.45)%	17.94%	5.11%	7.03%	(14.89)%
Ratios to Average Net Assets D
Expenses before reductions	2.12%	2.17%	2.24%	2.33%	2.35%
Expenses net of fee waivers, if any	2.12%	2.17%	2.24%	2.25%	2.25%
Expenses net of all reductions	2.12%	2.14%	2.19%	2.19%	2.22%
Net investment income (loss)	(.95)%	(1.18)%	(1.24)%	(1.05)%	(1.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,160	$ 8,505	$ 6,992	$ 6,759	$ 5,391
Portfolio turnover rate	81%	66%	152%	88%	136%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Consumer Industries

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 17.01	$ 14.81	$ 13.95	$ 12.91	$ 15.38
Income from Investment Operations
Net investment income (loss) B	- D	(.03)	(.04)	(.01)	(.02)
Net realized and unrealized gain (loss)	(.07)	2.76	.90	1.05	(2.10)
Total from investment operations	(.07)	2.73	.86	1.04	(2.12)
Distributions from net realized gain	(.12)	(.53)	-	-	(.35)
Redemption fees added to paid in capital B	- D	- D	- D	- D	- D
Net asset value, end of period	$ 16.82	$ 17.01	$ 14.81	$ 13.95	$ 12.91
Total Return A	(.44)%	19.08%	6.16%	8.06%	(14.00)%
Ratios to Average Net Assets C
Expenses before reductions	1.18%	1.26%	1.34%	1.49%	1.39%
Expenses net of fee waivers, if any	1.15%	1.20%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.14%	1.17%	1.20%	1.19%	1.22%
Net investment income (loss)	.02%	(.21)%	(.25)%	(.05)%	(.11)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,144	$ 1,371	$ 907	$ 766	$ 1,215
Portfolio turnover rate	81%	66%	152%	88%	136%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Consumer Industries Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,688,215
Unrealized depreciation	(1,420,360)
Net unrealized appreciation (depreciation)	4,267,855
Undistributed long-term capital gain	4,942,695

Cost for federal income tax purposes	$ 50,914,554

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Long-term Capital Gains	$ 441,481	$ 1,957,955

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

On September 21, 2006, the Board of Trustees approved a change in the redemption fee. Effective October 1, 2006, shares held in the Fund less than 30 days will be subject to a redemption fee equal to .75% of the proceeds of the redeemed shares.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $47,204,450 and $57,845,658, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR.

Consumer Industries

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:
	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 46,429	$ 329
Class T	.25%	.25%	76,362	-
Class B	.75%	.25%	165,095	123,840
Class C	.75%	.25%	76,430	12,697
			$ 364,316	$ 136,866

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 24,605
Class T	5,264
Class B*	43,830
Class C*	727
$ 74,426

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 72,194.39
Class T	62,799.41
Class B	67,760.41
Class C	26,504.35
Institutional Class	5,063.40
	$ 234,320

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $583 for the period.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $173 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $18,821.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 2,755
Class T	1.65%	5,753
Class B	2.15%	6,141
Institutional Class	1.15%	394
		$ 15,043

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $5,064 for the period. In addition, through arrangements with the each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class T	$ 3,179

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Consumer Industries

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2006	2005
From net realized gain
Class A	$ 129,938	$ 428,722
Class T	112,178	574,417
Class B	130,928	656,667
Class C	59,730	265,179
Institutional Class	8,707	32,970
Total	$ 441,481	$ 1,957,955

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	426,479	482,465	$ 7,019,654	$ 7,543,570
Reinvestment of distributions	7,092	26,992	116,631	380,585
Shares redeemed	(476,405)	(250,204)	(7,879,209)	(3,816,608)
Net increase (decrease)	(42,834)	259,253	$ (742,924)	$ 4,107,547
Class T
Shares sold	183,824	253,353	$ 2,956,227	$ 3,867,037
Reinvestment of distributions	6,480	38,833	104,320	538,224
Shares redeemed	(330,058)	(352,192)	(5,310,774)	(5,340,776)
Net increase (decrease)	(139,754)	(60,006)	$ (2,250,227)	$ (935,515)
Class B
Shares sold	124,427	244,951	$ 1,901,339	$ 3,583,578
Reinvestment of distributions	7,467	43,290	114,882	576,619
Shares redeemed	(417,847)	(337,303)	(6,443,082)	(4,889,935)
Net increase (decrease)	(285,953)	(49,062)	$ (4,426,861)	$ (729,738)
Class C
Shares sold	103,187	159,223	$ 1,601,293	$ 2,344,716
Reinvestment of distributions	3,123	16,994	48,106	226,706
Shares redeemed	(182,363)	(139,563)	(2,814,524)	(2,002,889)
Net increase (decrease)	(76,053)	36,654	$ (1,165,125)	$ 568,533
Institutional Class
Shares sold	14,460	26,159	$ 246,044	$ 423,819
Reinvestment of distributions	433	1,868	7,305	26,919
Shares redeemed	(27,416)	(8,711)	(462,034)	(138,495)
Net increase (decrease)	(12,523)	19,316	$ (208,685)	$ 312,243

Annual Report

Advisor Cyclical Industries Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Life of fundA
Institutional Class	8.73%	10.45%	12.02%

A From September 3, 1996.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Cyclical Industries Fund - Institutional Class on September 3, 1996, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Cyclical Industries Fund

Management's Discussion of Fund Performance

Comments from Christopher Bartel, Portfolio Manager of Fidelity® Advisor Cyclical Industries Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

During the past year, the fund's Institutional Class shares returned 8.73%, topping the 5.30% return of the Goldman Sachs® Cyclical Industries Index, as well as the S&P 500. A significant overweighting in the construction and engineering segment benefited performance the most versus the sector index, further aided by solid stock picking in that industry. Also helping were timely picks and an overweighting in the construction and farm machinery group. Fluor was the top contributor, riding brisk demand for drilling rigs, refineries and the like. I trimmed the position to lock in profits. Commercial electrical products distributor WESCO International boosted performance as well, along with mining equipment maker Joy Global, which I reduced for valuation reasons. Two other contributors, Allegheny Technologies and Oregon Steel Mills, were part of the strong steel group. On the flip side, unfavorable picks in the auto parts and equipment, aerospace and defense, and homebuilding groups limited the fund's gains. Auto parts supplier Delphi - which I sold during the period - hurt performance, filing for bankruptcy protection in the fall of 2005. Homebuilders KB Home and Ryland Group also held back our results, as did an out-of-index position in EADS, the parent company of European aircraft maker Airbus.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Cyclical Industries Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 984.90	$ 6.05
HypotheticalA	$ 1,000.00	$ 1,018.70	$ 6.16
Class T
Actual	$ 1,000.00	$ 983.80	$ 7.23
HypotheticalA	$ 1,000.00	$ 1,017.50	$ 7.35
Class B
Actual	$ 1,000.00	$ 980.90	$ 9.87
HypotheticalA	$ 1,000.00	$ 1,014.83	$ 10.04
Class C
Actual	$ 1,000.00	$ 981.00	$ 9.63
HypotheticalA	$ 1,000.00	$ 1,015.08	$ 9.79
Institutional Class
Actual	$ 1,000.00	$ 986.10	$ 4.38
HypotheticalA	$ 1,000.00	$ 1,020.38	$ 4.46

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.23%
Class T	1.47%
Class B	2.01%
Class C	1.96%
Institutional Class	.89%

Annual Report

Advisor Cyclical Industries Fund

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	8.1	7.5
United Technologies Corp.	4.2	3.0
Honeywell International, Inc.	3.2	2.5
3M Co.	3.1	2.9
Tyco International Ltd.	3.0	3.1
Illinois Tool Works, Inc.	2.4	0.0
E.I. du Pont de Nemours & Co.	2.2	0.7
Caterpillar, Inc.	2.2	2.2
Dow Chemical Co.	1.9	1.2
Fluor Corp.	1.9	4.6
	32.2
Top Industries (% of fund's net assets)
As of July 31, 2006
Aerospace & Defense	16.4%
Chemicals	15.6%
Industrial Conglomerates	15.5%
Machinery	11.4%
Road & Rail	6.0%
All Others*	35.1%

As of January 31, 2006
Aerospace & Defense	15.9%
Industrial Conglomerates	14.5%
Chemicals	13.2%
Construction & Engineering	9.5%
Machinery	9.2%
All Others*	37.7%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Cyclical Industries Fund

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 16.4%
Aerospace & Defense - 16.4%
Alliant Techsystems, Inc. (a)	3,200	$ 256,448
BAE Systems PLC sponsored ADR	34,200	930,240
DRS Technologies, Inc.	5,300	245,337
EADS NV	133,400	3,842,486
EDO Corp.	21,600	484,704
General Dynamics Corp.	15,600	1,045,512
Goodrich Corp.	21,900	884,103
Hexcel Corp. (a)	248,300	3,568,071
Honeywell International, Inc.	205,400	7,948,980
L-3 Communications Holdings, Inc.	16,100	1,185,765
Lockheed Martin Corp.	32,000	2,549,760
Meggitt PLC	68,000	376,954
Precision Castparts Corp.	38,000	2,266,700
Raytheon Co.	70,900	3,195,463
Rockwell Collins, Inc.	14,940	797,348
Rolls-Royce Group PLC	47,423	390,454
The Boeing Co.	1,100	85,162
United Technologies Corp.	169,000	10,510,110
		40,563,597
AIR FREIGHT & LOGISTICS - 4.7%
Air Freight & Logistics - 4.7%
C.H. Robinson Worldwide, Inc.	29,500	1,350,510
Expeditors International of Washington, Inc.	28,500	1,295,895
FedEx Corp.	21,200	2,219,852
Forward Air Corp.	10,120	324,751
Hub Group, Inc. Class A	47,272	1,067,402
United Parcel Service, Inc. Class B	52,700	3,631,557
UTI Worldwide, Inc.	71,760	1,672,008
		11,561,975
AIRLINES - 2.4%
Airlines - 2.4%
AirTran Holdings, Inc. (a)	139,900	1,754,346
JetBlue Airways Corp. (a)	100	1,069
Midwest Air Group, Inc. (a)(d)	36,600	207,888
Republic Airways Holdings, Inc. (a)	32,488	539,951
Ryanair Holdings PLC sponsored ADR (a)	5,700	322,107
Southwest Airlines Co.	107,100	1,926,729
UAL Corp. (a)(d)	42,379	1,107,787
		5,859,877
AUTO COMPONENTS - 1.6%
Auto Parts & Equipment - 1.4%
Amerigon, Inc. (a)	134,758	974,300
BorgWarner, Inc.	12,400	744,000
Johnson Controls, Inc.	22,500	1,727,100
		3,445,400

	Shares	Value (Note 1)
Tires & Rubber - 0.2%
Continental AG	4,400	$ 449,627
TOTAL AUTO COMPONENTS		3,895,027
AUTOMOBILES - 2.1%
Automobile Manufacturers - 2.1%
Bayerische Motoren Werke AG (BMW)	39,400	2,033,738
General Motors Corp. (d)	49,700	1,601,831
Renault SA	11,200	1,223,906
Toyota Motor Corp. sponsored ADR	3,500	368,270
		5,227,745
BUILDING PRODUCTS - 1.4%
Building Products - 1.4%
American Standard Companies, Inc.	39,300	1,518,159
Goodman Global, Inc.	2,000	24,600
Masco Corp.	71,100	1,900,503
		3,443,262
CHEMICALS - 15.6%
Commodity Chemicals - 2.4%
Arkema (a)	31,900	1,236,278
Celanese Corp. Class A	83,700	1,607,877
Georgia Gulf Corp.	29,900	761,254
Lyondell Chemical Co.	46,800	1,042,236
NOVA Chemicals Corp.	15,600	460,170
Pioneer Companies, Inc. (a)	13,600	357,136
Westlake Chemical Corp.	22,500	616,500
		6,081,451
Diversified Chemicals - 5.3%
Ashland, Inc.	17,300	1,150,623
Dow Chemical Co.	136,700	4,727,086
E.I. du Pont de Nemours & Co.	136,600	5,417,556
FMC Corp.	30,600	1,887,714
		13,182,979
Fertilizers & Agricultural Chemicals - 2.5%
Agrium, Inc.	29,700	719,403
Monsanto Co.	45,600	1,960,344
Mosaic Co.	103,851	1,629,422
Potash Corp. of Saskatchewan, Inc.	17,300	1,634,850
The Scotts Miracle-Gro Co. Class A	4,800	188,304
		6,132,323
Industrial Gases - 2.3%
Air Products & Chemicals, Inc.	21,400	1,368,102
Airgas, Inc.	10,200	369,750
Linde AG	15,170	1,281,815
Praxair, Inc.	48,700	2,670,708
		5,690,375
Specialty Chemicals - 3.1%
Albemarle Corp.	20,900	1,053,778
Chemtura Corp.	99,094	853,199
Cytec Industries, Inc.	61,300	3,274,033
Common Stocks - continued
	Shares	Value (Note 1)
CHEMICALS - CONTINUED
Specialty Chemicals - continued
Ecolab, Inc.	33,700	$ 1,451,459
Ferro Corp.	27,700	447,355
Lubrizol Corp.	200	8,554
Minerals Technologies, Inc.	200	10,124
Rohm & Haas Co.	10,600	488,872
		7,587,374
TOTAL CHEMICALS		38,674,502
COMMERCIAL SERVICES & SUPPLIES - 2.2%
Diversified Commercial & Professional Services - 0.2%
The Brink's Co.	8,400	462,756
Environmental & Facility Services - 1.4%
Allied Waste Industries, Inc.	87,900	893,064
Republic Services, Inc.	10,000	401,600
Waste Connections, Inc. (a)	14,550	543,879
Waste Management, Inc.	50,600	1,739,628
		3,578,171
Human Resource & Employment Services - 0.6%
CDI Corp.	38,600	754,630
Robert Half International, Inc.	21,900	708,684
		1,463,314
TOTAL COMMERCIAL SERVICES & SUPPLIES		5,504,241
COMMUNICATIONS EQUIPMENT - 0.6%
Communications Equipment - 0.6%
Dycom Industries, Inc. (a)	16,600	298,634
Harris Corp.	28,000	1,275,400
		1,574,034
CONSTRUCTION & ENGINEERING - 5.7%
Construction & Engineering - 5.7%
Chicago Bridge & Iron Co. NV (NY Shares)	95,500	2,316,830
Comfort Systems USA, Inc.	42,200	581,094
Fluor Corp.	53,500	4,698,905
Foster Wheeler Ltd. (a)	9,900	377,586
Infrasource Services, Inc. (a)	64,200	1,192,836
Jacobs Engineering Group, Inc. (a)	12,000	995,880
Shaw Group, Inc. (a)	125,900	2,604,871
SNC-Lavalin Group, Inc.	53,300	1,342,862
		14,110,864
CONSTRUCTION MATERIALS - 0.5%
Construction Materials - 0.5%
Martin Marietta Materials, Inc.	3,200	257,664
Vulcan Materials Co.	15,400	1,031,338
		1,289,002

	Shares	Value (Note 1)
CONTAINERS & PACKAGING - 0.2%
Metal & Glass Containers - 0.2%
Crown Holdings, Inc. (a)	16,200	$ 269,892
Owens-Illinois, Inc.	11,000	166,430
		436,322
ELECTRICAL EQUIPMENT - 4.2%
Electrical Components & Equipment - 3.3%
AMETEK, Inc.	5,900	250,278
Cooper Industries Ltd. Class A	13,200	1,137,312
Emerson Electric Co.	54,500	4,301,140
Hubbell, Inc. Class B	9,700	455,900
Rockwell Automation, Inc.	22,900	1,419,342
Roper Industries, Inc.	7,300	329,960
Thomas & Betts Corp. (a)	4,900	231,917
		8,125,849
Heavy Electrical Equipment - 0.9%
ABB Ltd. sponsored ADR	94,100	1,216,713
Global Power Equipment Group, Inc. (a)(d)	135,300	358,545
Vestas Wind Systems AS (a)	26,600	717,184
		2,292,442
TOTAL ELECTRICAL EQUIPMENT		10,418,291
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
Electronic Equipment & Instruments - 0.1%
Cogent, Inc. (a)	8,600	121,690
CPI International, Inc.	1,000	13,980
FARO Technologies, Inc. (a)	12,200	196,786
		332,456
FOOD PRODUCTS - 0.2%
Packaged Foods & Meats - 0.2%
Imperial Sugar Co.	16,000	383,040
HOUSEHOLD DURABLES - 1.8%
Homebuilding - 1.8%
D.R. Horton, Inc.	40,400	865,772
KB Home	32,300	1,373,396
Pulte Homes, Inc.	23,000	655,500
Ryland Group, Inc.	28,300	1,156,055
Toll Brothers, Inc. (a)	13,200	337,524
		4,388,247
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.2%
Independent Power Producers & Energy Traders - 0.2%
Mirant Corp. (a)	15,400	409,178
INDUSTRIAL CONGLOMERATES - 15.5%
Industrial Conglomerates - 15.5%
3M Co.	110,360	7,769,344
General Electric Co. (d)	611,200	19,980,128
Smiths Group PLC	59,900	1,008,744
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL CONGLOMERATES - CONTINUED
Industrial Conglomerates - continued
Textron, Inc.	25,700	$ 2,310,687
Tyco International Ltd.	284,000	7,409,560
		38,478,463
IT SERVICES - 0.5%
IT Consulting & Other Services - 0.5%
CACI International, Inc. Class A (a)	9,000	507,150
ManTech International Corp. Class A (a)	16,600	467,954
NCI, Inc. Class A	2,800	37,968
SI International, Inc. (a)	6,100	166,408
		1,179,480
LIFE SCIENCES TOOLS & SERVICES - 0.0%
Life Science Tools & Services - 0.0%
Varian, Inc. (a)	2,700	121,446
MACHINERY - 11.4%
Construction & Farm Machinery & Heavy Trucks - 5.8%
AGCO Corp. (a)	9,400	215,824
American Railcar Industries, Inc.	200	5,530
Bucyrus International, Inc. Class A	13,229	644,385
Caterpillar, Inc.	75,200	5,329,424
Deere & Co.	62,200	4,513,854
Joy Global, Inc.	22,600	847,952
Manitowoc Co., Inc.	18,900	742,014
Navistar International Corp. (a)	14,940	334,058
Samsung Heavy Industries Ltd.	890	21,897
Terex Corp. (a)	13,200	591,888
Toro Co.	24,200	1,002,122
Wabash National Corp.	12,300	175,152
		14,424,100
Industrial Machinery - 5.6%
Actuant Corp. Class A	1,800	79,218
Atlas Copco AB (B Shares)	41,200	977,509
Danaher Corp.	34,400	2,242,880
Dover Corp.	17,200	810,808
Illinois Tool Works, Inc.	129,200	5,908,316
ITT Industries, Inc.	37,100	1,875,405
KCI Konecranes Oyj	61,700	1,134,900
Pentair, Inc.	8,300	238,376
Schindler Holding AG (participation certificate)	9,750	522,894
		13,790,306
TOTAL MACHINERY		28,214,406
MARINE - 0.7%
Marine - 0.7%
Alexander & Baldwin, Inc.	5,120	205,312
Camillo Eitzen & Co. ASA	36,500	379,547

	Shares	Value (Note 1)
Odfjell ASA (A Shares)	39,500	$ 609,697
Stolt-Nielsen SA (d)	23,200	523,957
		1,718,513
METALS & MINING - 4.3%
Steel - 4.3%
Allegheny Technologies, Inc.	36,700	2,344,763
Carpenter Technology Corp.	10,300	1,013,520
IPSCO, Inc.	5,000	471,721
Mittal Steel Co. NV Class A (NY Shares) (d)	89,400	3,058,374
Nucor Corp.	26,000	1,382,420
Oregon Steel Mills, Inc. (a)	26,800	1,239,232
United States Steel Corp.	18,200	1,147,874
		10,657,904
OIL, GAS & CONSUMABLE FUELS - 0.3%
Coal & Consumable Fuels - 0.3%
CONSOL Energy, Inc.	12,200	502,152
Massey Energy Co.	6,400	171,008
		673,160
Oil & Gas Storage & Transport - 0.0%
Overseas Shipholding Group, Inc.	300	19,317
TOTAL OIL, GAS & CONSUMABLE FUELS		692,477
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Specialized REITs - 0.1%
Potlatch Corp.	10,690	369,981
ROAD & RAIL - 6.0%
Railroads - 3.9%
Burlington Northern Santa Fe Corp.	40,000	2,756,400
CSX Corp.	55,000	3,337,400
Kansas City Southern	600	14,772
Norfolk Southern Corp.	71,800	3,117,556
Union Pacific Corp.	5,800	493,000
		9,719,128
Trucking - 2.1%
Con-way, Inc.	20,900	1,034,132
Laidlaw International, Inc.	17,300	458,450
Landstar System, Inc.	79,126	3,377,889
Old Dominion Freight Lines, Inc. (a)	12,200	397,476
		5,267,947
TOTAL ROAD & RAIL		14,987,075
SPECIALTY RETAIL - 0.2%
Computer & Electronics Retail - 0.0%
Gamestop Corp. Class B (a)	2,300	86,480
Home Improvement Retail - 0.2%
Sherwin-Williams Co.	8,600	435,160
TOTAL SPECIALTY RETAIL		521,640
Common Stocks - continued
	Shares	Value (Note 1)
TRADING COMPANIES & DISTRIBUTORS - 1.1%
Trading Companies & Distributors - 1.1%
H&E Equipment Services, Inc.	600	$ 15,888
MSC Industrial Direct Co., Inc. Class A	51,800	2,135,714
Watsco, Inc.	6,300	279,216
WESCO International, Inc. (a)	4,900	285,425
		2,716,243
TRANSPORTATION INFRASTRUCTURE - 0.0%
Airport Services - 0.0%
Grupo Aeroportuario del Pacifico SA de CV sponsored ADR	600	17,958
Marine Ports & Services - 0.0%
Eitzen Maritime Services ASA (a)	8,895	3,151
TOTAL TRANSPORTATION INFRASTRUCTURE		21,109
TOTAL COMMON STOCKS (Cost $238,539,237)		247,750,397
Nonconvertible Preferred Stocks - 0.0%

AEROSPACE & DEFENSE - 0.0%
Aerospace & Defense - 0.0%
Rolls-Royce Group PLC Series B (Cost $4,540)	2,551,357	4,947
Money Market Funds - 9.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.3% (b)	1,155,272	$ 1,155,272
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	22,460,490	22,460,490
TOTAL MONEY MARKET FUNDS (Cost $23,615,762)		23,615,762
TOTAL INVESTMENT PORTFOLIO - 109.6% (Cost $262,159,539)		271,371,106
NET OTHER ASSETS - (9.6)%		(23,690,409)
NET ASSETS - 100%		$ 247,680,697
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 198,282
Fidelity Securities Lending Cash Central Fund	82,525
Total	$ 280,807
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.5%
Netherlands	3.7%
Canada	1.9%
Germany	1.5%
United Kingdom	1.2%
France	1.0%
Others (individually less than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Advisor Cyclical Industries Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $21,806,330) - See accompanying schedule: Unaffiliated issuers (cost $238,543,777)	$ 247,755,344
Affiliated Central Funds (cost $23,615,762)	23,615,762
Total Investments (cost $262,159,539)		$ 271,371,106
Foreign currency held at value (cost $19)		19
Receivable for investments sold		1,647,671
Receivable for fund shares sold		1,867,440
Dividends receivable		139,271
Interest receivable		30,659
Prepaid expenses		200
Other receivables		48,967
Total assets		275,105,333

Liabilities
Payable for investments purchased	$ 4,019,742
Payable for fund shares redeemed	614,443
Accrued management fee	117,153
Distribution fees payable	109,325
Other affiliated payables	70,442
Other payables and accrued expenses	33,041
Collateral on securities loaned, at value	22,460,490
Total liabilities		27,424,636

Net Assets		$ 247,680,697
Net Assets consist of:
Paid in capital		$ 222,920,076
Undistributed net investment income		65,095
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		15,483,845
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,211,681
Net Assets		$ 247,680,697

Statement of Assets and Liabilities - continued

July 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($99,254,953 ÷ 4,479,900 shares)	$ 22.16

Maximum offering price per share (100/94.25 of $22.16)	$ 23.51
Class T: Net Asset Value and redemption price per share ($55,936,458 ÷ 2,559,296 shares)	$ 21.86

Maximum offering price per share (100/96.50 of $21.86)	$ 22.65
Class B: Net Asset Value and offering price per share ($37,082,405 ÷ 1,763,925 shares)A	$ 21.02

Class C: Net Asset Value and offering price per share ($42,363,478 ÷ 2,002,065 shares)A	$ 21.16

Institutional Class: Net Asset Value, offering price and redemption price per share ($13,043,403 ÷ 572,922 shares)	$ 22.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Cyclical Industries Fund
Financial Statements - continued

Statement of Operations

Year ended July 31, 2006

Investment Income
Dividends		$ 2,604,846
Interest		94
Income from affiliated Central Funds		280,807
Total income		2,885,747

Expenses
Management fee	$ 1,036,201
Transfer agent fees	574,797
Distribution fees	1,027,192
Accounting and security lending fees	75,820
Independent trustees' compensation	694
Custodian fees and expenses	17,589
Registration fees	76,551
Audit	41,823
Legal	1,870
Miscellaneous	2,258
Total expenses before reductions	2,854,795
Expense reductions	(36,545)	2,818,250
Net investment income (loss)		67,497
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,802,300
Foreign currency transactions	(1,826)
Total net realized gain (loss)		16,800,474
Change in net unrealized appreciation (depreciation) on: Investment securities	(9,655,028)
Assets and liabilities in foreign currencies	14
Total change in net unrealized appreciation (depreciation)		(9,655,014)
Net gain (loss)		7,145,460
Net increase (decrease) in net assets resulting from operations		$ 7,212,957

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 67,497	$ (263,519)
Net realized gain (loss)	16,800,474	8,599,225
Change in net unrealized appreciation (depreciation)	(9,655,014)	12,830,783
Net increase (decrease) in net assets resulting from operations	7,212,957	21,166,489
Distributions to shareholders from net realized gain	(7,122,799)	(3,376,455)
Share transactions - net increase (decrease)	109,957,564	68,385,639
Redemption fees	25,597	12,053
Total increase (decrease) in net assets	110,073,319	86,187,726

Net Assets
Beginning of period	137,607,378	51,419,652
End of period (including undistributed net investment income of $65,095 and accumulated net investment loss of $15, respectively)	$ 247,680,697	$ 137,607,378

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 21.53	$ 18.10	$ 14.15	$ 12.75	$ 15.15
Income from Investment Operations
Net investment income (loss) C	.08	.02	(.02)	.06	(.04)
Net realized and unrealized gain (loss)	1.63	4.35	3.96	1.36	(2.37)
Total from investment operations	1.71	4.37	3.94	1.42	(2.41)
Distributions from net investment income	-	-	-	(.02)	-
Distributions from net realized gain	(1.08)	(.94)	-	-	-
Total distributions	(1.08)	(.94)	-	(.02)	-
Redemption fees added to paid in capital C	- E	- E	.01	- E	.01
Net asset value, end of period	$ 22.16	$ 21.53	$ 18.10	$ 14.15	$ 12.75
Total Return A, B	8.40%	25.04%	27.92%	11.16%	(15.84)%
Ratios to Average Net Assets D
Expenses before reductions	1.26%	1.34%	1.65%	1.99%	1.83%
Expenses net of fee waivers, if any	1.26%	1.34%	1.50%	1.53%	1.50%
Expenses net of all reductions	1.24%	1.29%	1.47%	1.46%	1.49%
Net investment income (loss)	.34%	.09%	(.12)%	.46%	(.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 99,255	$ 40,264	$ 12,612	$ 4,272	$ 3,160
Portfolio turnover rate	94%	116%	106%	149%	45%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 21.27	$ 17.90	$ 14.02	$ 12.66	$ 15.09
Income from Investment Operations
Net investment income (loss) C	.02	(.03)	(.06)	.03	(.07)
Net realized and unrealized gain (loss)	1.61	4.31	3.93	1.34	(2.36)
Total from investment operations	1.63	4.28	3.87	1.37	(2.43)
Distributions from net investment income	-	-	-	(.01)	-
Distributions from net realized gain	(1.04)	(.91)	-	-	-
Total distributions	(1.04)	(.91)	-	(.01)	-
Redemption fees added to paid in capital C	- E	- E	.01	- E	- E
Net asset value, end of period	$ 21.86	$ 21.27	$ 17.90	$ 14.02	$ 12.66
Total Return A, B	8.13%	24.78%	27.67%	10.84%	(16.10)%
Ratios to Average Net Assets D
Expenses before reductions	1.49%	1.57%	1.90%	2.25%	2.07%
Expenses net of fee waivers, if any	1.49%	1.57%	1.75%	1.78%	1.75%
Expenses net of all reductions	1.47%	1.52%	1.72%	1.71%	1.74%
Net investment income (loss)	.11%	(.14)%	(.36)%	.22%	(.50)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 55,936	$ 40,126	$ 13,089	$ 5,493	$ 6,216
Portfolio turnover rate	94%	116%	106%	149%	45%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 20.55	$ 17.27	$ 13.61	$ 12.33	$ 14.77
Income from Investment Operations
Net investment income (loss) C	(.09)	(.13)	(.14)	(.03)	(.14)
Net realized and unrealized gain (loss)	1.55	4.17	3.79	1.31	(2.30)
Total from investment operations	1.46	4.04	3.65	1.28	(2.44)
Distributions from net realized gain	(.99)	(.76)	-	-	-
Redemption fees added to paid in capital C	- E	- E	.01	- E	- E
Net asset value, end of period	$ 21.02	$ 20.55	$ 17.27	$ 13.61	$ 12.33
Total Return A, B	7.54%	24.12%	26.89%	10.38%	(16.52)%
Ratios to Average Net Assets D
Expenses before reductions	2.04%	2.11%	2.37%	2.68%	2.58%
Expenses net of fee waivers, if any	2.04%	2.11%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.02%	2.07%	2.22%	2.18%	2.24%
Net investment income (loss)	(.44)%	(.68)%	(.87)%	(.26)%	(1.00)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,082	$ 32,242	$ 14,722	$ 9,005	$ 9,008
Portfolio turnover rate	94%	116%	106%	149%	45%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 20.68	$ 17.36	$ 13.67	$ 12.39	$ 14.84
Income from Investment Operations
Net investment income (loss) C	(.08)	(.12)	(.14)	(.03)	(.14)
Net realized and unrealized gain (loss)	1.56	4.19	3.82	1.31	(2.31)
Total from investment operations	1.48	4.07	3.68	1.28	(2.45)
Distributions from net realized gain	(1.00)	(.75)	-	-	-
Redemption fees added to paid in capital C	- E	- E	.01	- E	- E
Net asset value, end of period	$ 21.16	$ 20.68	$ 17.36	$ 13.67	$ 12.39
Total Return A, B	7.59%	24.16%	26.99%	10.33%	(16.51)%
Ratios to Average Net Assets D
Expenses before reductions	1.99%	2.07%	2.28%	2.57%	2.49%
Expenses net of fee waivers, if any	1.99%	2.07%	2.25%	2.25%	2.25%
Expenses net of all reductions	1.97%	2.02%	2.22%	2.18%	2.24%
Net investment income (loss)	(.38)%	(.64)%	(.87)%	(.26)%	(1.00)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,363	$ 20,595	$ 9,507	$ 5,307	$ 5,143
Portfolio turnover rate	94%	116%	106%	149%	45%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Cyclical Industries

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 22.06	$ 18.48	$ 14.41	$ 12.96	$ 15.37
Income from Investment Operations
Net investment income (loss) B	.16	.07	.02	.09	- D
Net realized and unrealized gain (loss)	1.66	4.46	4.04	1.39	(2.41)
Total from investment operations	1.82	4.53	4.06	1.48	(2.41)
Distributions from net investment income	-	-	-	(.03)	-
Distributions from net realized gain	(1.11)	(.95)	-	-	-
Total distributions	(1.11)	(.95)	-	(.03)	-
Redemption fees added to paid in capital B	- D	- D	.01	- D	- D
Net asset value, end of period	$ 22.77	$ 22.06	$ 18.48	$ 14.41	$ 12.96
Total Return A	8.73%	25.41%	28.24%	11.46%	(15.68)%
Ratios to Average Net Assets C
Expenses before reductions	.91%	1.06%	1.38%	1.55%	1.45%
Expenses net of fee waivers, if any	.91%	1.06%	1.25%	1.25%	1.25%
Expenses net of all reductions	.89%	1.01%	1.22%	1.18%	1.24%
Net investment income (loss)	.69%	.37%	.13%	.74%	-
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,043	$ 4,379	$ 1,490	$ 1,156	$ 2,104
Portfolio turnover rate	94%	116%	106%	149%	45%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Cyclical Industries Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 24,219,736
Unrealized depreciation	(15,471,495)
Net unrealized appreciation (depreciation)	8,748,241
Undistributed ordinary income	6,963,178
Undistributed long-term capital gain	7,637,278

Cost for federal income tax purposes	$ 262,622,865

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ 2,645,179	$ 1,163,274
Long-term Capital Gains	4,477,620	2,213,181
Total	$ 7,122,799	$ 3,376,455

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

On September 21, 2006, the Board of Trustees approved a change in the redemption fee. Effective October 1, 2006, shares held in the Fund less than 30 days will be subject to a redemption fee equal to .75% of the proceeds of the redeemed shares.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $273,277,250 and $169,163,154, respectively.

Cyclical Industries

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 157,391	$ 2,381
Class T	.25%	.25%	237,750	-
Class B	.75%	.25%	348,343	261,258
Class C	.75%	.25%	283,708	120,119
			$ 1,027,192	$ 383,758

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 212,424
Class T	22,077
Class B*	75,442
Class C *	8,457
$ 318,400

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 202,587.32
Class T	145,487.31
Class B	122,428.35
Class C	84,476.30
Institutional Class	19,819.22
	$ 574,797

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $11,065 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $489 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $82,525.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $35,804 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $741.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2006	2005
From net realized gain
Class A	$ 2,209,329	$ 1,008,608
Class T	1,993,493	1,078,512
Class B	1,595,001	740,358
Class C	1,032,683	457,235
Institutional Class	292,293	91,742
Total	$ 7,122,799	$ 3,376,455

Cyclical Industries

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	3,250,873	1,834,275	$ 73,798,607	$ 35,637,759
Reinvestment of distributions	97,417	37,514	1,982,904	702,375
Shares redeemed	(738,421)	(698,605)	(16,310,331)	(13,721,410)
Net increase (decrease)	2,609,869	1,173,184	$ 59,471,180	$ 22,618,724
Class T
Shares sold	1,053,819	1,414,958	$ 23,194,479	$ 26,674,948
Reinvestment of distributions	95,171	55,963	1,914,595	1,036,099
Shares redeemed	(476,485)	(315,493)	(10,217,427)	(6,149,352)
Net increase (decrease)	672,505	1,155,428	$ 14,891,647	$ 21,561,695
Class B
Shares sold	691,509	1,024,205	$ 14,823,678	$ 19,088,560
Reinvestment of distributions	68,369	34,674	1,329,447	620,788
Shares redeemed	(564,827)	(342,241)	(11,906,215)	(6,386,553)
Net increase (decrease)	195,051	716,638	$ 4,246,910	$ 13,322,795
Class C
Shares sold	1,219,100	649,529	$ 26,650,232	$ 12,242,436
Reinvestment of distributions	42,653	19,147	834,597	344,742
Shares redeemed	(255,670)	(220,294)	(5,350,637)	(4,110,203)
Net increase (decrease)	1,006,083	448,382	$ 22,134,192	$ 8,476,975
Institutional Class
Shares sold	685,802	168,340	$ 16,202,741	$ 3,418,465
Reinvestment of distributions	7,337	3,419	152,999	65,261
Shares redeemed	(318,752)	(53,860)	(7,142,105)	(1,078,276)
Net increase (decrease)	374,387	117,899	$ 9,213,635	$ 2,405,450

Annual Report

Advisor Developing Communications Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Life of fundA
Institutional Class	-5.13%	-2.58%	-5.26%

A From December 27, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Developing Communications Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Developing Communications Fund

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Developing Communications Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

During the past year, the fund's Institutional Class shares returned -5.13%, topping the -6.42% return of the Goldman Sachs® Technology Index but trailing the S&P 500. Stock selection in the Internet software/services and semiconductor groups particularly helped performance versus the sector index, along with an overweighting in wireless telecommunications services. Underweighting the semiconductor group also added value. Among individual holdings, overweighting search engine Google boosted performance. Additionally, not owning several poorly performing major index components, including eBay, Intel and Dell, was beneficial. An out-of-benchmark position in Finnish wireless handset manufacturer Nokia further aided our results, as did a large stake in wireline equipment provider CIENA. Conversely, performance suffered due to weak stock selection and an overweighting in communications equipment. Further hampering performance were my picks in wireless telecom services and in applications software, along with underweightings in systems software and computer hardware. Canada-based Nortel Networks hurt performance amid the market weakness, investor cautiousness and intensifying industry competition. Also weighing on our results were Juniper Networks and Openwave Systems, along with not owning index components Hewlett-Packard and Apple Computer.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Developing Communications Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 820.00	$ 6.32
Hypothetical A	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 818.90	$ 7.44
Hypothetical A	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 816.60	$ 9.68
Hypothetical A	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 816.60	$ 9.68
Hypothetical A	$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class
Actual	$ 1,000.00	$ 820.20	$ 5.19
Hypothetical A	$ 1,000.00	$ 1,019.09	$ 5.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Institutional Class	1.15%

Annual Report

Advisor Developing Communications Fund

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Corning, Inc.	8.4	4.9
QUALCOMM, Inc.	7.8	7.0
Motorola, Inc.	7.0	4.9
Comverse Technology, Inc.	5.5	2.9
Nortel Networks Corp.	4.7	6.3
American Tower Corp. Class A	4.6	2.8
Google, Inc. Class A (sub. vtg.)	4.0	6.1
CIENA Corp.	2.7	2.2
Juniper Networks, Inc.	2.4	2.7
F5 Networks, Inc.	2.3	2.9
	49.4
Top Industries (% of fund's net assets)
As of July 31, 2006
Communications Equipment	62.3%
Semiconductors & Semiconductor Equipment	12.1%
Wireless Telecommunication Services	8.2%
Internet Software & Services	5.3%
Computers & Peripherals	3.3%
All Others*	8.8%

As of January 31, 2006
Communications Equipment	60.2%
Wireless Telecommunication Services	13.4%
Internet Software & Services	9.2%
Semiconductors & Semiconductor Equipment	7.1%
Electronic Equipment & Instruments	2.8%
All Others*	7.3%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Developing Communications Fund

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 0.8%
Diversified Commercial & Professional Services - 0.8%
Tele Atlas NV (a)	5,200	$ 85,153
COMMUNICATIONS EQUIPMENT - 62.1%
Communications Equipment - 62.1%
3Com Corp. (a)	8,000	37,920
ADC Telecommunications, Inc. (a)	7,200	88,056
Adtran, Inc.	3,183	69,612
ADVA AG Optical Networking (a)	7,682	64,665
Alvarion Ltd. (a)	3,200	17,088
Andrew Corp. (a)	7,100	59,995
Arris Group, Inc. (a)	3,700	39,553
AudioCodes Ltd. (a)	14,000	135,800
Avanex Corp. (a)	11,600	14,964
Bookham, Inc. (a)	20,872	62,199
C-COR, Inc. (a)	800	5,288
Ceragon Networks Ltd. (a)	15,600	72,540
CIENA Corp. (a)	78,250	284,048
CommScope, Inc. (a)	300	9,369
Comtech Group, Inc. (a)	2,301	24,345
Comverse Technology, Inc. (a)	30,206	585,392
Corning, Inc.	46,600	888,659
CSR PLC (a)	4,700	99,651
ECI Telecom Ltd. (a)	6,100	40,870
F5 Networks, Inc. (a)	5,300	245,602
Foundry Networks, Inc. (a)	10,000	103,600
Foxconn International Holdings Ltd. (a)	2,000	4,649
Ixia (a)	3,600	33,372
JDS Uniphase Corp. (a)	41,000	87,330
Juniper Networks, Inc. (a)	18,950	254,878
Lucent Technologies, Inc. (a)	77,600	165,288
Motorola, Inc.	32,800	746,528
MRV Communications, Inc. (a)	9,317	22,174
Nokia Corp. sponsored ADR	5,600	111,160
Nortel Networks Corp.	253,700	497,253
Orckit Communications Ltd. (a)	4,000	30,800
Powerwave Technologies, Inc. (a)	12,400	98,456
QUALCOMM, Inc.	23,500	828,610
Research In Motion Ltd. (a)	2,940	192,952
Riverstone Networks, Inc. (a)	30,300	27,270
Sandvine Corp. (c)	58,300	136,679
Sonus Networks, Inc. (a)	24,804	111,122
Stratex Networks, Inc. (a)	13,100	45,981
Symmetricom, Inc. (a)	12,500	88,500
Tekelec (a)	8,100	83,349
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	22	693
Telson Electronics Co. Ltd. (a)	16,942	0
Terayon Communication Systems, Inc. (a)	55,300	45,899
TomTom Group BV (a)	900	33,488
Tut Systems, Inc. (a)	2,400	2,640
		6,598,287

	Shares	Value (Note 1)
COMPUTERS & PERIPHERALS - 3.3%
Computer Hardware - 1.6%
Compal Electronics, Inc.	5,509	$ 5,022
Concurrent Computer Corp. (a)	86,617	161,108
NEC Corp. sponsored ADR	90	492
		166,622
Computer Storage & Peripherals - 1.7%
M-Systems Flash Disk Pioneers Ltd. (a)	800	28,800
Novatel Wireless, Inc. (a)	3,500	38,710
Synaptics, Inc. (a)	4,600	96,692
Xyratex Ltd. (a)	800	18,592
		182,794
TOTAL COMPUTERS & PERIPHERALS		349,416
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
Alternative Carriers - 0.2%
Level 3 Communications, Inc. (a)	5,900	23,069
Integrated Telecommunication Services - 0.3%
Embarq Corp.	30	1,358
Philippine Long Distance Telephone Co. sponsored ADR	900	35,271
		36,629
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		59,698
ELECTRICAL EQUIPMENT - 0.1%
Electrical Components & Equipment - 0.1%
Energy Conversion Devices, Inc. (a)	300	10,095
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.8%
Electronic Equipment & Instruments - 2.5%
AU Optronics Corp. sponsored ADR	3,500	51,590
Chi Mei Optoelectronics Corp.	7,549	8,599
Dolby Laboratories, Inc. Class A (a)	1,000	20,050
HannStar Display Corp.	58,000	8,183
LG.Philips LCD Co. Ltd. sponsored ADR (a)	6,900	122,751
Nippon Electric Glass Co. Ltd.	2,000	44,658
Photon Dynamics, Inc. (a)	916	9,728
		265,559
Electronic Manufacturing Services - 0.3%
Molex, Inc.	500	15,860
Trimble Navigation Ltd. (a)	300	14,409
		30,269
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		295,828
HOUSEHOLD DURABLES - 0.2%
Consumer Electronics - 0.2%
Directed Electronics, Inc.	2,200	25,454
Common Stocks - continued
	Shares	Value (Note 1)
INTERNET SOFTWARE & SERVICES - 5.3%
Internet Software & Services - 5.3%
aQuantive, Inc. (a)	1,000	$ 20,500
Google, Inc. Class A (sub. vtg.) (a)	1,093	422,554
Openwave Systems, Inc. (a)	18,107	119,325
		562,379
MEDIA - 0.9%
Broadcasting & Cable TV - 0.9%
EchoStar Communications Corp. Class A (a)	2,900	101,645
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 12.1%
Semiconductor Equipment - 0.9%
EMCORE Corp. (a)	6,200	43,772
MEMC Electronic Materials, Inc. (a)	1,600	48,672
		92,444
Semiconductors - 11.2%
Actel Corp. (a)	451	6,116
Advanced Analogic Technologies, Inc.	6,400	60,224
AMIS Holdings, Inc. (a)	6,600	61,908
ANADIGICS, Inc. (a)	6,100	33,672
Analog Devices, Inc.	700	22,631
Applied Micro Circuits Corp. (a)	11,432	29,495
ARM Holdings PLC sponsored ADR	5,200	33,748
Broadcom Corp. Class A (a)	3,200	76,768
Conexant Systems, Inc. (a)	12,800	22,912
Cree, Inc. (a)	1,100	21,703
Exar Corp. (a)	143	1,852
Freescale Semiconductor, Inc. Class A (a)	4,600	131,698
Intersil Corp. Class A	800	18,808
Marvell Technology Group Ltd. (a)	1,200	22,260
Microtune, Inc. (a)	7,200	41,832
Mindspeed Technologies, Inc. (a)	12,509	22,391
MIPS Technologies, Inc. (a)	1,398	8,849
Netlogic Microsystems, Inc. (a)	2,100	51,450
Novatek Microelectronics Corp.	16,648	81,852
O2Micro International Ltd. sponsored ADR (a)	10,200	61,098
Pericom Semiconductor Corp. (a)	1,700	14,280
Pixelplus Co. Ltd. sponsored ADR	3,600	7,200
PLX Technology, Inc. (a)	1,400	12,838
PowerDsine Ltd. (a)	3,000	21,840
RF Micro Devices, Inc. (a)	3,400	20,944
Sigma Designs, Inc. (a)	5,988	54,371
Silicon Motion Technology Corp. sponsored ADR	2,000	26,760

	Shares	Value (Note 1)
Silicon On Insulator Technologies SA (SOITEC) (a)	2,400	$ 64,011
Silicon Storage Technology, Inc. (a)	1,200	4,776
SiRF Technology Holdings, Inc. (a)	200	3,820
Skyworks Solutions, Inc. (a)	4,900	21,511
Spansion, Inc. Class A	3,800	53,124
Transmeta Corp. (a)	5,800	7,830
Trident Microsystems, Inc. (a)	3,400	58,548
Vimicro International Corp. sponsored ADR	700	7,525
		1,190,645
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		1,283,089
SOFTWARE - 2.9%
Application Software - 2.2%
ECtel Ltd. (a)	84	360
NAVTEQ Corp. (a)	1,000	28,180
Ulticom, Inc. (a)	20,298	201,559
		230,099
Home Entertainment Software - 0.2%
Ubisoft Entertainment SA (a)	400	19,416
Systems Software - 0.5%
Ubiquity Software Corp. PLC (a)	68,200	26,754
Wind River Systems, Inc. (a)	3,800	31,426
		58,180
TOTAL SOFTWARE		307,695
WIRELESS TELECOMMUNICATION SERVICES - 8.2%
Wireless Telecommunication Services - 8.2%
American Tower Corp. Class A (a)	14,600	493,480
Crown Castle International Corp.	4,900	172,627
MTN Group Ltd.	3,800	29,044
NII Holdings, Inc. (a)	300	15,834
SBA Communications Corp. Class A (a)	4,800	114,624
Sprint Nextel Corp.	500	9,900
Vimpel Communications sponsored ADR (a)	600	28,920
WiderThan Co. Ltd. ADR	600	5,430
		869,859
TOTAL COMMON STOCKS (Cost $12,811,506)		10,548,598
Convertible Bonds - 0.2%
Principal Amount
COMMUNICATIONS EQUIPMENT - 0.2%
Communications Equipment - 0.2%
CIENA Corp. 0.25% 5/1/13 (Cost $20,000)	$ 20,000	16,734
Money Market Funds - 0.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.3% (b) (Cost $24,915)	24,915	$ 24,915
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $12,856,421)		10,590,247
NET OTHER ASSETS - 0.4%		40,012
NET ASSETS - 100%		$ 10,630,259
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $136,679 or 1.3% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,483
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	78.3%
Canada	7.8%
Israel	3.4%
Taiwan	1.6%
United Kingdom	1.4%
Korea (South)	1.3%
Netherlands	1.1%
Finland	1.0%
Cayman Islands	1.0%
Others (individually less than 1%)	3.1%
100.0%
Income Tax Information
At July 31, 2006, the fund had a capital loss carryforward of approximately $359,916 all of which will expire on July 31, 2013.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Developing Communications Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2006

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $12,831,506)	$ 10,565,332
Affiliated Central Funds (cost $24,915)	24,915
Total Investments (cost $12,856,421)		$ 10,590,247
Receivable for investments sold		178,888
Receivable for fund shares sold		51,463
Dividends receivable		2,929
Interest receivable		359
Prepaid expenses		16
Receivable from investment adviser for expense reductions		3,274
Other receivables		917
Total assets		10,828,093

Liabilities
Payable for investments purchased	$ 78,060
Payable for fund shares redeemed	69,603
Accrued management fee	5,358
Distribution fees payable	5,850
Other affiliated payables	4,260
Other payables and accrued expenses	34,703
Total liabilities		197,834

Net Assets		$ 10,630,259
Net Assets consist of:
Paid in capital		$ 13,423,377
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(526,939)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,266,179)
Net Assets		$ 10,630,259

Statement of Assets and Liabilities - continued

July 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,145,308 ÷ 431,446 shares)	$ 7.29

Maximum offering price per share (100/94.25 of $7.29)	$ 7.73
Class T: Net Asset Value and redemption price per share ($2,931,614 ÷ 407,647 shares)	$ 7.19

Maximum offering price per share (100/96.50 of $7.19)	$ 7.45
Class B: Net Asset Value and offering price per share ($2,406,405 ÷ 344,110 shares)A	$ 6.99

Class C: Net Asset Value and offering price per share ($1,768,364 ÷ 252,970 shares)A	$ 6.99

Institutional Class: Net Asset Value, offering price and redemption price per share ($378,568 ÷ 51,194 shares)	$ 7.39

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Developing Communications Fund
Financial Statements - continued

Statement of Operations

Year ended July 31, 2006

Investment Income
Dividends		$ 25,480
Interest		281
Income from affiliated Central Funds		7,483
Total income		33,244

Expenses
Management fee	$ 70,490
Transfer agent fees	54,743
Distribution fees	82,167
Accounting fees and expenses	5,125
Independent trustees' compensation	50
Custodian fees and expenses	18,187
Registration fees	47,515
Audit	41,336
Legal	228
Miscellaneous	145
Total expenses before reductions	319,986
Expense reductions	(105,112)	214,874
Net investment income (loss)		(181,630)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,009,045
Foreign currency transactions	2,014
Total net realized gain (loss)		2,011,059
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,911,711)
Assets and liabilities in foreign currencies	(3,384)
Total change in net unrealized appreciation (depreciation)		(2,915,095)
Net gain (loss)		(904,036)
Net increase (decrease) in net assets resulting from operations		$ (1,085,666)

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (181,630)	$ (166,932)
Net realized gain (loss)	2,011,059	(1,564,905)
Change in net unrealized appreciation (depreciation)	(2,915,095)	3,600,997
Net increase (decrease) in net assets resulting from operations	(1,085,666)	1,869,160
Share transactions - net increase (decrease)	1,243,705	(4,921,642)
Redemption fees	3,257	6,207
Total increase (decrease) in net assets	161,296	(3,046,275)

Net Assets
Beginning of period	10,468,963	13,515,238
End of period	$ 10,630,259	$ 10,468,963

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 7.70	$ 6.53	$ 5.57	$ 3.96	$ 8.40
Income from Investment Operations
Net investment income (loss) C	(.09)	(.07)	(.09)	(.04)	(.05)
Net realized and unrealized gain (loss)	(.32)	1.24	1.01	1.65	(4.40)
Total from investment operations	(.41)	1.17	.92	1.61	(4.45)
Redemption fees added to paid in capital C	- E	- E	.04	- E	.01
Net asset value, end of period	$ 7.29	$ 7.70	$ 6.53	$ 5.57	$ 3.96
Total Return A, B	(5.32)%	17.92%	17.24%	40.66%	(52.86)%
Ratios to Average Net Assets D
Expenses before reductions	2.13%	2.32%	2.38%	6.13%	4.97%
Expenses net of fee waivers, if any	1.40%	1.45%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.32%	1.28%	1.35%	1.36%	1.40%
Net investment income (loss)	(1.05)%	(.92)%	(1.18)%	(.82)%	(.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,145	$ 2,406	$ 3,480	$ 970	$ 371
Portfolio turnover rate	174%	250%	306%	167%	305%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 7.61	$ 6.48	$ 5.54	$ 3.95	$ 8.40
Income from Investment Operations
Net investment income (loss) C	(.11)	(.08)	(.10)	(.05)	(.07)
Net realized and unrealized gain (loss)	(.31)	1.21	1.00	1.64	(4.39)
Total from investment operations	(.42)	1.13	.90	1.59	(4.46)
Redemption fees added to paid in capital C	- E	- E	.04	- E	.01
Net asset value, end of period	$ 7.19	$ 7.61	$ 6.48	$ 5.54	$ 3.95
Total Return A, B	(5.52)%	17.44%	16.97%	40.25%	(52.98)%
Ratios to Average Net Assets D
Expenses before reductions	2.51%	2.78%	3.06%	6.82%	5.36%
Expenses net of fee waivers, if any	1.65%	1.71%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.57%	1.54%	1.60%	1.61%	1.64%
Net investment income (loss)	(1.30)%	(1.18)%	(1.43)%	(1.07)%	(1.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,932	$ 3,034	$ 3,250	$ 1,723	$ 775
Portfolio turnover rate	174%	250%	306%	167%	305%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 7.44	$ 6.36	$ 5.47	$ 3.92	$ 8.37
Income from Investment Operations
Net investment income (loss) C	(.14)	(.12)	(.13)	(.07)	(.10)
Net realized and unrealized gain (loss)	(.31)	1.20	.98	1.62	(4.36)
Total from investment operations	(.45)	1.08	.85	1.55	(4.46)
Redemption fees added to paid in capital C	- E	- E	.04	- E	.01
Net asset value, end of period	$ 6.99	$ 7.44	$ 6.36	$ 5.47	$ 3.92
Total Return A, B	(6.05)%	16.98%	16.27%	39.54%	(53.17)%
Ratios to Average Net Assets D
Expenses before reductions	2.94%	3.14%	3.48%	6.88%	5.62%
Expenses net of fee waivers, if any	2.15%	2.20%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.07%	2.04%	2.11%	2.11%	2.14%
Net investment income (loss)	(1.80)%	(1.68)%	(1.93)%	(1.56)%	(1.60)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,406	$ 2,864	$ 2,998	$ 1,846	$ 1,162
Portfolio turnover rate	174%	250%	306%	167%	305%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 7.44	$ 6.36	$ 5.47	$ 3.92	$ 8.37
Income from Investment Operations
Net investment income (loss) C	(.15)	(.12)	(.14)	(.07)	(.10)
Net realized and unrealized gain (loss)	(.30)	1.20	.99	1.62	(4.36)
Total from investment operations	(.45)	1.08	.85	1.55	(4.46)
Redemption fees added to paid in capital C	- E	- E	.04	- E	.01
Net asset value, end of period	$ 6.99	$ 7.44	$ 6.36	$ 5.47	$ 3.92
Total Return A, B	(6.05)%	16.98%	16.27%	39.54%	(53.17)%
Ratios to Average Net Assets D
Expenses before reductions	2.86%	3.07%	3.19%	6.81%	5.49%
Expenses net of fee waivers, if any	2.15%	2.19%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.07%	2.02%	2.10%	2.11%	2.14%
Net investment income (loss)	(1.81)%	(1.66)%	(1.93)%	(1.57)%	(1.60)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,768	$ 1,846	$ 3,180	$ 1,009	$ 667
Portfolio turnover rate	174%	250%	306%	167%	305%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Developing Communications

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 7.79	$ 6.60	$ 5.61	$ 3.98	$ 8.42
Income from Investment Operations
Net investment income (loss) B	(.07)	(.05)	(.07)	(.03)	(.04)
Net realized and unrealized gain (loss)	(.33)	1.24	1.02	1.66	(4.41)
Total from investment operations	(.40)	1.19	.95	1.63	(4.45)
Redemption fees added to paid in capital B	- D	- D	.04	- D	.01
Net asset value, end of period	$ 7.39	$ 7.79	$ 6.60	$ 5.61	$ 3.98
Total Return A	(5.13)%	18.03%	17.65%	40.95%	(52.73)%
Ratios to Average Net Assets C
Expenses before reductions	1.70%	1.85%	1.55%	5.34%	4.24%
Expenses net of fee waivers, if any	1.15%	1.18%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.07%	1.01%	1.11%	1.11%	1.14%
Net investment income (loss)	(.80)%	(.65)%	(.93)%	(.57)%	(.60)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 379	$ 319	$ 607	$ 154	$ 100
Portfolio turnover rate	174%	250%	306%	167%	305%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Developing Communications Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended July 31, 2005, dividend income has been increased by $4,126 with a corresponding decrease to net unrealized appreciation (depreciation). The change in estimate has no impact on total net assets or total return of the Fund. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 348,152
Unrealized depreciation	(2,781,354)
Net unrealized appreciation (depreciation)	(2,433,202)
Capital loss carryforward	(359,916)

Cost for federal income tax purposes	$ 13,023,449

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

On September 21, 2006, the Board of Trustees approved a change in the redemption fee. Effective October 1, 2006, shares held in the Fund less than 30 days will be subject to a redemption fee equal to .75% of the proceeds of the redeemed shares.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $22,446,359 and $21,361,983, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR.

The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Developing Communications

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 7,532	$ 54
Class T	.25%	.25%	15,728	-
Class B	.75%	.25%	29,527	22,149
Class C	.75%	.25%	29,380	10,287
			$ 82,167	$ 32,490

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 6,558
Class T	2,300
Class B*	10,160
Class C*	794
$ 19,812

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 13,189.44
Class T	16,558.53
Class B	12,910.44
Class C	11,199.38
Institutional Class	887.24
	$ 54,743

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,037 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $35 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 22,048
Class T	1.65%	27,171
Class B	2.15%	23,173
Class C	2.15%	20,620
Institutional Class	1.15%	2,078
		$ 95,090

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $10,022 for the period.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	258,256	416,894	$ 2,231,744	$ 3,024,999
Shares redeemed	(139,347)	(636,989)	(1,139,179)	(4,589,727)
Net increase (decrease)	118,909	(220,095)	$ 1,092,565	$ (1,564,728)
Class T
Shares sold	114,159	174,922	$ 950,677	$ 1,257,919
Shares redeemed	(104,980)	(277,992)	(831,470)	(1,946,912)
Net increase (decrease)	9,179	(103,070)	$ 119,207	$ (688,993)
Class B
Shares sold	69,205	193,607	$ 569,934	$ 1,369,993
Shares redeemed	(109,978)	(279,761)	(860,340)	(1,968,809)
Net increase (decrease)	(40,773)	(86,154)	$ (290,406)	$ (598,816)
Class C
Shares sold	307,489	114,060	$ 2,475,377	$ 812,760
Shares redeemed	(302,626)	(365,782)	(2,257,686)	(2,486,084)
Net increase (decrease)	4,863	(251,722)	$ 217,691	$ (1,673,324)
Institutional Class
Shares sold	30,494	11,594	$ 275,027	$ 84,651
Shares redeemed	(20,224)	(62,684)	(170,379)	(480,432)
Net increase (decrease)	10,270	(51,090)	$ 104,648	$ (395,781)

Developing Communications

Advisor Electronics Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Life of fundA
Institutional Class	-7.85%	-4.87%	-4.99%

A From December 27, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Electronics Fund - Institutional Class on December 27, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Electronics Fund

Management's Discussion of Fund Performance

Comments from James Morrow, Portfolio Manager of Fidelity® Advisor Electronics Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

During the past year, the fund's Institutional Class shares returned -7.85%, lagging the S&P 500 as well as the -6.42% return of the Goldman Sachs® Technology Index. Versus the sector index, the fund was hurt most by its sizable overweighting in semiconductors. Among individual holdings, semiconductor equipment stock Cohu was our biggest detractor. The company warned in February that first-quarter financial results would disappoint. Chip stocks Marvell Technology Group and Maxim Integrated Products also detracted, sidetracked by questions about the companies' options pricing policies and by the general market malaise. Our results also suffered from not owning computer makers Hewlett-Packard and Apple Computer, major index components that did well. On the positive side, favorable stock selection in the semiconductor segment offset some of the damage from overweighting the group. Additionally, performance was lifted by my picks in electronic equipment manufacturers, communication equipment and technology distributors. Heavily underweighting computer maker Dell was beneficial, as the index component struggled amid greater competition. Taiwan-based Motech Industries - with ties to the solar energy and fuel cell industries - performed well, as did Scottish analog chip maker Wolfson Microelectronics. Cohu, Motech and Wolfson were out-of-index holdings. A number of the stocks mentioned in this report were sold by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Electronics Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 824.60	$ 6.33
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00
Class T
Actual	$ 1,000.00	$ 823.70	$ 7.46
HypotheticalA	$ 1,000.00	$ 1,016.61	$ 8.25
Class B
Actual	$ 1,000.00	$ 821.80	$ 9.71
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Class C
Actual	$ 1,000.00	$ 821.60	$ 9.71
HypotheticalA	$ 1,000.00	$ 1,014.13	$ 10.74
Institutional Class
Actual	$ 1,000.00	$ 826.20	$ 4.84
HypotheticalA	$ 1,000.00	$ 1,019.49	$ 5.36

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.40%
Class T	1.65%
Class B	2.15%
Class C	2.15%
Institutional Class	1.07%

Annual Report

Advisor Electronics Fund

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Broadcom Corp. Class A	7.0	0.0
KLA-Tencor Corp.	6.8	3.6
Intel Corp.	5.8	5.9
Arrow Electronics, Inc.	5.5	5.1
Maxim Integrated Products, Inc.	5.0	4.7
Marvell Technology Group Ltd.	4.8	4.7
Hon Hai Precision Industry Co. Ltd. (Foxconn)	4.8	4.0
National Semiconductor Corp.	4.5	5.9
Altera Corp.	4.2	4.5
Lam Research Corp.	4.1	3.2
	52.5
Top Industries (% of fund's net assets)
As of July 31, 2006
Semiconductors & Semiconductor Equipment	79.1%
Electronic Equipment & Instruments	14.7%
Communications Equipment	2.8%
Electrical Equipment	2.1%
All Others*	1.3%

Top Industries (% of fund's net assets)
As of January 31, 2006
Semiconductors & Semiconductor Equipment	74.1%
Electronic Equipment & Instruments	16.0%
Electrical Equipment	3.3%
Computers & Peripherals	1.6%
Communications Equipment	0.7%
All Others*	4.3%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Electronics Fund

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 2.8%
Communications Equipment - 2.8%
CSR PLC (a)	40,000	$ 848,095
ELECTRICAL EQUIPMENT - 2.1%
Electrical Components & Equipment - 2.1%
SolarWorld AG	12,000	655,894
ELECTRONIC EQUIPMENT & INSTRUMENTS - 14.7%
Electronic Manufacturing Services - 6.1%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	250,000	1,481,097
Jabil Circuit, Inc.	17,500	404,250
		1,885,347
Technology Distributors - 8.6%
Arrow Electronics, Inc. (a)	60,000	1,695,600
Avnet, Inc. (a)	30,000	546,000
Wolfson Microelectronics PLC (a)	50,000	422,179
		2,663,779
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		4,549,126
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 79.1%
Semiconductor Equipment - 15.7%
Cohu, Inc.	45,000	683,100
KLA-Tencor Corp.	49,990	2,109,078
Lam Research Corp. (a)	30,030	1,248,948
Tessera Technologies, Inc. (a)	10,000	314,700
Varian Semiconductor Equipment Associates, Inc. (a)	15,000	475,500
		4,831,326
Semiconductors - 63.4%
Altera Corp. (a)	75,000	1,298,250
Analog Devices, Inc.	29,950	968,284
Atheros Communications, Inc. (a)	5,000	82,600
Broadcom Corp. Class A (a)	90,000	2,159,100
Cypress Semiconductor Corp. (a)	10,000	151,900
Freescale Semiconductor, Inc. Class A (a)	30,000	858,900
Hittite Microwave Corp.	10,000	407,500
Holtek Semiconductor, Inc.	201,990	362,701
Intel Corp.	99,990	1,799,820
Linear Technology Corp.	20,000	647,000
LSI Logic Corp. (a)	145,000	1,189,000
Marvell Technology Group Ltd. (a)	80,000	1,484,000

	Shares	Value (Note 1)
Maxim Integrated Products, Inc.	52,500	$ 1,542,450
National Semiconductor Corp.	60,020	1,396,065
ON Semiconductor Corp. (a)	75,000	471,750
Saifun Semiconductors Ltd.	9,900	259,875
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	75,000	453,750
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	92,699	803,700
Texas Instruments, Inc.	27,500	818,950
Vimicro International Corp. sponsored ADR	73,000	784,750
Volterra Semiconductor Corp. (a)	35,000	510,300
Xilinx, Inc.	55,000	1,115,950
		19,566,595
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		24,397,921
TOTAL COMMON STOCKS (Cost $33,918,314)		30,451,036
Money Market Funds - 1.0%

Fidelity Cash Central Fund, 5.3% (b)	81,361	81,361
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	234,375	234,375
TOTAL MONEY MARKET FUNDS (Cost $315,736)		315,736
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $34,234,050)		30,766,772
NET OTHER ASSETS - 0.3%		79,188
NET ASSETS - 100%		$ 30,845,960
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 36,358
Fidelity Securities Lending Cash Central Fund	11,389
Total	$ 47,747
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	75.6%
Taiwan	10.1%
Bermuda	4.8%
United Kingdom	4.1%
Cayman Islands	2.5%
Germany	2.1%
Others (individually less than 1%)	0.8%
100.0%
Income Tax Information

At July 31, 2006, the fund had a capital loss carryforward of approximately $11,946,726 of which $3,573,707, $5,827,947, $2,265,871 and $279,201 will expire on July 31, 2010, 2011, 2012 and 2013, respectively.

See accompanying notes which are an integral part of the financial statements.

Electronics

Advisor Electronics Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $206,625) - See accompanying schedule: Unaffiliated issuers (cost $33,918,314)	$ 30,451,036
Affiliated Central Funds (cost $315,736)	315,736
Total Investments (cost $34,234,050)		$ 30,766,772
Cash		1,179
Receivable for investments sold		468,703
Receivable for fund shares sold		29,724
Dividends receivable		19,617
Interest receivable		780
Receivable from investment adviser for expense reductions		516
Other receivables		2,020
Total assets		31,289,311

Liabilities
Payable for fund shares redeemed	$ 135,610
Accrued management fee	14,826
Distribution fees payable	16,621
Other affiliated payables	12,379
Other payables and accrued expenses	29,540
Collateral on securities loaned, at value	234,375
Total liabilities		443,351

Net Assets		$ 30,845,960
Net Assets consist of:
Paid in capital		$ 46,461,612
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,148,448)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,467,204)
Net Assets		$ 30,845,960

Statement of Assets and Liabilities - continued

July 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,915,564 ÷ 1,072,096 shares)	$ 7.38

Maximum offering price per share (100/94.25 of $7.38)	$ 7.83
Class T: Net Asset Value and redemption price per share ($9,048,326 ÷ 1,240,407 shares)	$ 7.29

Maximum offering price per share (100/96.50 of $7.29)	$ 7.55
Class B: Net Asset Value and offering price per share ($6,123,040 ÷ 862,687 shares)A	$ 7.10

Class C: Net Asset Value and offering price per share ($7,009,227 ÷ 988,605 shares)A	$ 7.09

Institutional Class: Net Asset Value, offering price and redemption price per share ($749,803 ÷ 99,794 shares)	$ 7.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Year ended July 31, 2006

Investment Income
Dividends		$ 282,237
Interest		241
Income from affiliated Central Funds		47,747
Total income		330,225

Expenses
Management fee	$ 222,459
Transfer agent fees	159,451
Distribution fees	250,884
Accounting and security lending fees	17,469
Independent trustees' compensation	164
Custodian fees and expenses	10,752
Registration fees	47,681
Audit	41,473
Legal	741
Miscellaneous	441
Total expenses before reductions	751,515
Expense reductions	(65,817)	685,698
Net investment income (loss)		(355,473)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,647,832
Foreign currency transactions	(34,614)
Total net realized gain (loss)		3,613,218
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,283,706)
Assets and liabilities in foreign currencies	3,658
Total change in net unrealized appreciation (depreciation)		(6,280,048)
Net gain (loss)		(2,666,830)
Net increase (decrease) in net assets resulting from operations		$ (3,022,303)

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (355,473)	$ (591,417)
Net realized gain (loss)	3,613,218	(807,962)
Change in net unrealized appreciation (depreciation)	(6,280,048)	9,643,693
Net increase (decrease) in net assets resulting from operations	(3,022,303)	8,244,314
Share transactions - net increase (decrease)	(10,537,180)	(9,174,490)
Redemption fees	3,363	6,058
Total increase (decrease) in net assets	(13,556,120)	(924,118)

Net Assets
Beginning of period	44,402,080	45,326,198
End of period	$ 30,845,960	$ 44,402,080

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 8.04	$ 6.58	$ 6.59	$ 5.57	$ 9.62
Income from Investment Operations
Net investment income (loss) C	(.04)	(.07)	(.09)	(.06)	(.10)
Net realized and unrealized gain (loss)	(.62)	1.53	.08	1.07	(3.96)
Total from investment operations	(.66)	1.46	(.01)	1.01	(4.06)
Redemption fees added to paid in capital C	- E	- E	- E	.01	.01
Net asset value, end of period	$ 7.38	$ 8.04	$ 6.58	$ 6.59	$ 5.57
Total Return A, B	(8.21)%	22.19%	(.15)%	18.31%	(42.10)%
Ratios to Average Net Assets D
Expenses before reductions	1.50%	1.59%	1.55%	1.89%	1.68%
Expenses net of fee waivers, if any	1.40%	1.45%	1.50%	1.50%	1.50%
Expenses net of all reductions	1.36%	1.38%	1.48%	1.46%	1.49%
Net investment income (loss)	(.52)%	(.96)%	(1.15)%	(1.09)%	(1.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,916	$ 11,397	$ 8,374	$ 8,116	$ 4,912
Portfolio turnover rate	95%	128%	84%	66%	58%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 7.96	$ 6.53	$ 6.56	$ 5.55	$ 9.62
Income from Investment Operations
Net investment income (loss) C	(.06)	(.08)	(.11)	(.07)	(.12)
Net realized and unrealized gain (loss)	(.61)	1.51	.08	1.07	(3.96)
Total from investment operations	(.67)	1.43	(.03)	1.00	(4.08)
Redemption fees added to paid in capital C	- E	- E	- E	.01	.01
Net asset value, end of period	$ 7.29	$ 7.96	$ 6.53	$ 6.56	$ 5.55
Total Return A, B	(8.42)%	21.90%	(.46)%	18.20%	(42.31)%
Ratios to Average Net Assets D
Expenses before reductions	1.82%	1.89%	1.83%	2.14%	1.91%
Expenses net of fee waivers, if any	1.65%	1.69%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.61%	1.61%	1.72%	1.71%	1.74%
Net investment income (loss)	(.77)%	(1.20)%	(1.39)%	(1.33)%	(1.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,048	$ 12,085	$ 15,445	$ 14,362	$ 11,615
Portfolio turnover rate	95%	128%	84%	66%	58%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 7.78	$ 6.42	$ 6.48	$ 5.52	$ 9.60
Income from Investment Operations
Net investment income (loss) C	(.10)	(.12)	(.14)	(.10)	(.16)
Net realized and unrealized gain (loss)	(.58)	1.48	.08	1.06	(3.93)
Total from investment operations	(.68)	1.36	(.06)	.96	(4.09)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 7.10	$ 7.78	$ 6.42	$ 6.48	$ 5.52
Total Return A, B	(8.74)%	21.18%	(.93)%	17.39%	(42.50)%
Ratios to Average Net Assets D
Expenses before reductions	2.29%	2.41%	2.41%	2.76%	2.43%
Expenses net of fee waivers, if any	2.15%	2.21%	2.25%	2.25%	2.25%
Expenses net of all reductions	2.11%	2.13%	2.23%	2.21%	2.24%
Net investment income (loss)	(1.27)%	(1.72)%	(1.90)%	(1.83)%	(1.89)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,123	$ 8,963	$ 8,498	$ 11,335	$ 8,362
Portfolio turnover rate	95%	128%	84%	66%	58%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 7.77	$ 6.41	$ 6.47	$ 5.51	$ 9.59
Income from Investment Operations
Net investment income (loss) C	(.10)	(.11)	(.14)	(.10)	(.16)
Net realized and unrealized gain (loss)	(.58)	1.47	.08	1.06	(3.93)
Total from investment operations	(.68)	1.36	(.06)	.96	(4.09)
Redemption fees added to paid in capital C	- E	- E	- E	- E	.01
Net asset value, end of period	$ 7.09	$ 7.77	$ 6.41	$ 6.47	$ 5.51
Total Return A, B	(8.75)%	21.22%	(.93)%	17.42%	(42.54)%
Ratios to Average Net Assets D
Expenses before reductions	2.26%	2.31%	2.24%	2.52%	2.34%
Expenses net of fee waivers, if any	2.15%	2.18%	2.24%	2.25%	2.25%
Expenses net of all reductions	2.11%	2.11%	2.21%	2.21%	2.24%
Net investment income (loss)	(1.27)%	(1.69)%	(1.88)%	(1.83)%	(1.89)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,009	$ 11,058	$ 12,322	$ 13,061	$ 9,921
Portfolio turnover rate	95%	128%	84%	66%	58%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Electronics

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 8.15	$ 6.65	$ 6.64	$ 5.60	$ 9.64
Income from Investment Operations
Net investment income (loss) B	(.02)	(.05)	(.06)	(.04)	(.08)
Net realized and unrealized gain (loss)	(.62)	1.55	.07	1.07	(3.97)
Total from investment operations	(.64)	1.50	.01	1.03	(4.05)
Redemption fees added to paid in capital B	- D	- D	- D	.01	.01
Net asset value, end of period	$ 7.51	$ 8.15	$ 6.65	$ 6.64	$ 5.60
Total Return A	(7.85)%	22.56%	.15%	18.57%	(41.91)%
Ratios to Average Net Assets C
Expenses before reductions	1.11%	1.16%	1.12%	1.46%	1.31%
Expenses net of fee waivers, if any	1.11%	1.16%	1.12%	1.25%	1.25%
Expenses net of all reductions	1.07%	1.08%	1.09%	1.21%	1.24%
Net investment income (loss)	(.23)%	(.67)%	(.76)%	(.84)%	(.89)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 750	$ 899	$ 687	$ 625	$ 1,184
Portfolio turnover rate	95%	128%	84%	66%	58%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Electronics Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 2,032,312
Unrealized depreciation	(5,701,238)
Net unrealized appreciation (depreciation)	(3,668,926)
Capital loss carryforward	(11,946,726)

Cost for federal income tax purposes	$ 34,435,698

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

On September 21, 2006, the Board of Trustees approved a change in the redemption fee. Effective October 1, 2006, shares held in the Fund less than 30 days will be subject to a redemption fee equal to .75% of the proceeds of the redeemed shares.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $36,237,765 and $46,176,803, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Electronics

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 25,396	$ 202
Class T	.25%	.25%	55,440	84
Class B	.75%	.25%	79,574	59,697
Class C	.75%	.25%	90,474	12,446
			$ 250,884	$ 72,429

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,615
Class T	5,451
Class B*	31,616
Class C*	3,994
$ 46,676

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 38,413.38
Class T	49,540.45
Class B	33,671.42
Class C	35,564.39
Institutional Class	2,263.24
	$ 159,451

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,937 for the period.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $116 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $11,389.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 9,910
Class T	1.65%	18,415
Class B	2.15%	11,255
Class C	2.15%	10,001
		$ 49,581

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $16,236 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Electronics

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	435,594	810,216	$ 3,620,302	$ 5,985,601
Shares redeemed	(781,896)	(665,267)	(6,327,084)	(4,709,912)
Net increase (decrease)	(346,302)	144,949	$ (2,706,782)	$ 1,275,689
Class T
Shares sold	251,455	393,825	$ 2,041,805	$ 2,720,747
Shares redeemed	(529,920)	(1,240,792)	(4,209,309)	(8,651,718)
Net increase (decrease)	(278,465)	(846,967)	$ (2,167,504)	$ (5,930,971)
Class B
Shares sold	89,856	424,624	$ 712,048	$ 2,916,025
Shares redeemed	(378,696)	(596,931)	(2,960,769)	(4,165,250)
Net increase (decrease)	(288,840)	(172,307)	$ (2,248,721)	$ (1,249,225)
Class C
Shares sold	184,474	482,588	$ 1,462,697	$ 3,305,584
Shares redeemed	(618,382)	(982,233)	(4,840,037)	(6,627,459)
Net increase (decrease)	(433,908)	(499,645)	$ (3,377,340)	$ (3,321,875)
Institutional Class
Shares sold	66,399	28,776	$ 577,320	$ 204,413
Shares redeemed	(76,867)	(21,842)	(614,153)	(152,521)
Net increase (decrease)	(10,468)	6,934	$ (36,833)	$ 51,892

Annual Report

Advisor Financial Services Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Life of fundA
Institutional Class	10.78%	6.97%	12.61%

A From September 3, 1996.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Financial Services Fund - Institutional Class on September 3, 1996, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Financial Services Fund

Management's Discussion of Fund Performance

Comments from Charles Hebard, Portfolio Manager of Fidelity® Advisor Financial Services Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

During the past year, the fund's Institutional Class shares returned 10.78%, beating the S&P 500 but trailing the Goldman Sachs® Financial Services Index, which rose 12.61%. The fund lagged the sector benchmark primarily because of its significant holdings in weak-performing multi-line insurance and reinsurance companies. Stock selection in specialized finance and life/health insurance also detracted. Conversely, an overweighting and favorable security selection in investment banking and brokerage aided results, as did some good picks in diversified capital markets and diversified financial services. Insurers dominated the list of investments that detracted relative to the index. Bermuda-based property-and-casualty reinsurer Endurance Specialty Holdings was the single biggest disappointment. Investors sold the stock because of concerns about future revenue growth and fears that the hurricane season could cause significant underwriting costs for the third consecutive year. Scottish Re Group, a life reinsurance company, fell when higher-than-expected death claims increased costs and negatively affected earnings. As a result of the disappointing earnings, the company's CEO was ousted and the company put itself up for sale. The position was sold. American International Group, the fund's largest holding, declined after a disappointing first-quarter earnings report. First Marblehead, which specializes in securitizing student loans, also detracted from results. The fund had a position in the company early in the fiscal year when its stock price fell amid concerns about its earnings prospects and the resignation of its CEO. I sold the stock, which turned out to be a bad decision, as it rebounded later in the period. The three biggest relative contributors all were involved in the securities markets, which enjoyed healthy growth in trading volumes. Online broker E*TRADE was the top individual contributor, followed by UBS - the Swiss financial giant - and IntercontinentalExchange, which operates an electronic exchange of energy futures.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Financial Services Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 1,002.10	$ 6.11
HypotheticalA	$ 1,000.00	$ 1,018.70	$ 6.16
Class T
Actual	$ 1,000.00	$ 1,001.30	$ 7.24
HypotheticalA	$ 1,000.00	$ 1,017.55	$ 7.30
Class B
Actual	$ 1,000.00	$ 998.70	$ 9.81
HypotheticalA	$ 1,000.00	$ 1,014.98	$ 9.89
Class C
Actual	$ 1,000.00	$ 999.10	$ 9.57
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.64
Institutional Class
Actual	$ 1,000.00	$ 1,004.20	$ 4.27
HypotheticalA	$ 1,000.00	$ 1,020.53	$ 4.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.23%
Class T	1.46%
Class B	1.98%
Class C	1.93%
Institutional Class	.86%

Annual Report

Advisor Financial Services Fund

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
American International Group, Inc.	8.5	8.1
Bank of America Corp.	6.6	5.4
JPMorgan Chase & Co.	5.5	5.0
Wachovia Corp.	4.2	3.5
Wells Fargo & Co.	3.7	3.4
Merrill Lynch & Co., Inc.	2.9	3.5
Endurance Specialty Holdings Ltd.	2.7	1.9
ACE Ltd.	2.6	2.6
Platinum Underwriters Holdings Ltd.	2.3	1.0
American Express Co.	2.1	2.6
	41.1
Top Industries (% of fund's net assets)
As of July 31, 2006
Insurance	29.2%
Commercial Banks	18.9%
Capital Markets	18.0%
Diversified Financial Services	16.2%
Thrifts & Mortgage Finance	7.9%
All Others*	9.8%

As of January 31, 2006
Insurance	29.5%
Commercial Banks	23.7%
Capital Markets	19.5%
Diversified Financial Services	8.8%
Thrifts & Mortgage Finance	8.3%
All Others*	10.2%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Financial Services Fund

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (Note 1)
CAPITAL MARKETS - 18.0%
Asset Management & Custody Banks - 6.2%
Affiliated Managers Group, Inc. (a)(d)	10,600	$ 970,430
American Capital Strategies Ltd. (d)	55,700	1,949,500
Ameriprise Financial, Inc.	30,540	1,362,084
Bank of New York Co., Inc.	57,860	1,944,675
Federated Investors, Inc. Class B (non-vtg.)	13,900	431,039
Franklin Resources, Inc.	41,600	3,804,320
Investors Financial Services Corp.	81,300	3,643,866
Legg Mason, Inc.	13,400	1,118,498
Northern Trust Corp.	39,100	2,232,610
Nuveen Investments, Inc. Class A	25,300	1,201,497
State Street Corp.	72,600	4,360,356
Technology Investment Capital Corp.	54,800	787,476
		23,806,351
Diversified Capital Markets - 1.1%
UBS AG (NY Shares)	77,300	4,205,120
Investment Banking & Brokerage - 10.7%
Bear Stearns Companies, Inc.	10,400	1,475,448
Charles Schwab Corp.	146,600	2,328,008
Daiwa Securities Group, Inc.	62,000	692,734
E*TRADE Financial Corp. (a)	264,900	6,174,819
Goldman Sachs Group, Inc.	20,400	3,116,100
KKR Private Equity Investors, L.P. Restricted Depositary Units (e)	39,600	930,600
Lazard Ltd. Class A	38,700	1,511,235
Lehman Brothers Holdings, Inc.	15,300	993,735
MCF Corp. (a)	387,200	313,632
Merrill Lynch & Co., Inc.	155,800	11,345,356
Morgan Stanley	104,700	6,962,550
Nikko Cordial Corp.	47,000	560,393
Nomura Holdings, Inc.	49,300	878,526
optionsXpress Holdings, Inc.	42,600	1,115,268
SBI E*TRADE Securities Co. Ltd.	264	352,307
TD Ameritrade Holding Corp.	56,000	917,280
TradeStation Group, Inc. (a)	120,661	1,764,064
		41,432,055
TOTAL CAPITAL MARKETS		69,443,526
COMMERCIAL BANKS - 18.9%
Diversified Banks - 15.4%
ABN-AMRO Holding NV sponsored ADR	35,000	970,550
Absa Group Ltd.	43,200	637,485
Banco Bilbao Vizcaya Argentaria SA	51,000	1,087,830
Banco Popolare di Verona e Novara	101,600	2,894,066
Bank Hapoalim BM (Reg.)	146,900	656,903
Bank of Montreal	65,900	3,724,200

	Shares	Value (Note 1)
HDFC Bank Ltd. sponsored ADR	27,700	$ 1,499,955
HSBC Holdings PLC:
(United Kingdom) (Reg.)	73,800	1,342,570
sponsored ADR	14,700	1,337,112
ICICI Bank Ltd.	104,744	1,280,017
Kookmin Bank	13,930	1,216,314
Mizrahi Tefahot Bank Ltd. (a)	96,900	568,118
Standard Chartered PLC (United Kingdom)	81,387	2,058,554
State Bank of India	42,986	877,598
Toronto-Dominion Bank	46,200	2,357,768
U.S. Bancorp, Delaware	169,900	5,436,800
Unicredito Italiano Spa	141,900	1,092,067
Wachovia Corp.	300,704	16,126,756
Wells Fargo & Co.	198,000	14,323,320
		59,487,983
Regional Banks - 3.5%
Cathay General Bancorp	62,113	2,282,653
Center Financial Corp., California	57,600	1,435,392
City National Corp.	10,100	673,771
East West Bancorp, Inc.	16,477	664,847
Kansai Urban Banking Corp.	202,000	796,372
M&T Bank Corp.	8,600	1,048,512
Nara Bancorp, Inc.	39,459	726,440
North Fork Bancorp, Inc., New York	38,334	1,086,002
SVB Financial Group (a)	50,000	2,241,000
The Keiyo Bank Ltd.	89,000	503,803
UCBH Holdings, Inc.	44,200	737,256
UnionBanCal Corp.	23,500	1,452,065
		13,648,113
TOTAL COMMERCIAL BANKS		73,136,096
CONSUMER FINANCE - 4.2%
Consumer Finance - 4.2%
American Express Co.	152,100	7,918,326
Capital One Financial Corp. (d)	41,830	3,235,551
Dollar Financial Corp. (a)	114,533	2,299,823
SLM Corp.	52,500	2,640,750
		16,094,450
DIVERSIFIED FINANCIAL SERVICES - 16.2%
Other Diversifed Financial Services - 13.9%
Bank of America Corp.	492,572	25,382,235
Citigroup, Inc.	118,869	5,742,561
FirstRand Ltd.	252,000	626,427
ING Groep NV sponsored ADR	21,600	874,800
JPMorgan Chase & Co.	465,694	21,244,960
		53,870,983
Specialized Finance - 2.3%
Asset Acceptance Capital Corp. (a)	54,261	986,465
CBOT Holdings, Inc. Class A	8,000	1,002,400
CIT Group, Inc.	16,000	734,560
Common Stocks - continued
	Shares	Value (Note 1)
DIVERSIFIED FINANCIAL SERVICES - CONTINUED
Specialized Finance - continued
IntercontinentalExchange, Inc.	38,600	$ 2,300,560
Marlin Business Services Corp. (a)	36,749	762,909
NETeller PLC (a)	147,300	1,045,622
The NASDAQ Stock Market, Inc. (a)	72,400	1,993,172
		8,825,688
TOTAL DIVERSIFIED FINANCIAL SERVICES		62,696,671
HOUSEHOLD DURABLES - 0.4%
Homebuilding - 0.4%
D.R. Horton, Inc.	81,100	1,737,973
INSURANCE - 29.2%
Insurance Brokers - 0.6%
National Financial Partners Corp.	32,000	1,441,280
Willis Group Holdings Ltd.	29,400	956,382
		2,397,662
Life & Health Insurance - 4.0%
AFLAC, Inc.	70,300	3,103,042
Lincoln National Corp.	25,000	1,417,000
MetLife, Inc.	76,100	3,957,200
Protective Life Corp.	9,500	439,945
Prudential Financial, Inc.	41,400	3,255,696
Shin Kong Financial Holding Co. Ltd.	776,000	806,902
Sun Life Financial, Inc.	62,800	2,396,900
		15,376,685
Multi-Line Insurance - 10.0%
American International Group, Inc.	543,760	32,989,916
Hartford Financial Services Group, Inc.	51,000	4,326,840
HCC Insurance Holdings, Inc.	42,150	1,285,154
		38,601,910
Property & Casualty Insurance - 8.3%
ACE Ltd.	196,900	10,146,257
Allied World Assurance Holdings Ltd.	27,900	973,710
Allstate Corp.	58,400	3,318,288
Aspen Insurance Holdings Ltd.	201,500	4,755,400
Axis Capital Holdings Ltd.	48,800	1,442,528
Berkshire Hathaway, Inc. Class B (a)	754	2,297,438
MBIA, Inc.	35,100	2,064,231
The St. Paul Travelers Companies, Inc.	114,900	5,262,420
XL Capital Ltd. Class A	32,800	2,089,360
		32,349,632
Reinsurance - 6.3%
Endurance Specialty Holdings Ltd.	340,570	10,339,705
Everest Re Group Ltd.	10,800	1,021,788

	Shares	Value (Note 1)
IPC Holdings Ltd.	5,600	$ 161,000
Max Re Capital Ltd.	78,062	1,756,395
PartnerRe Ltd.	16,600	1,031,358
Platinum Underwriters Holdings Ltd.	313,000	8,854,770
Swiss Reinsurance Co. (Reg.)	15,029	1,080,784
		24,245,800
TOTAL INSURANCE		112,971,689
REAL ESTATE INVESTMENT TRUSTS - 4.3%
Office REITs - 0.8%
Digital Realty Trust, Inc.	45,600	1,246,248
Duke Realty Corp.	23,000	856,980
Reckson Associates Realty Corp.	25,400	1,131,062
		3,234,290
Residential REITs - 1.6%
Equity Lifestyle Properties, Inc.	14,200	610,174
Equity Residential (SBI)	77,100	3,585,921
United Dominion Realty Trust, Inc. (SBI)	69,600	1,938,360
		6,134,455
Retail REITs - 1.9%
CBL & Associates Properties, Inc.	24,292	951,275
Developers Diversified Realty Corp.	19,900	1,050,322
General Growth Properties, Inc.	14,800	675,472
Kimco Realty Corp.	20,600	808,344
Simon Property Group, Inc.	42,700	3,652,131
		7,137,544
TOTAL REAL ESTATE INVESTMENT TRUSTS		16,506,289
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
Real Estate Management & Development - 0.3%
Mitsui Fudosan Co. Ltd.	63,000	1,338,029
THRIFTS & MORTGAGE FINANCE - 7.9%
Thrifts & Mortgage Finance - 7.9%
Countrywide Financial Corp.	106,454	3,814,247
Doral Financial Corp.	24,300	124,416
Downey Financial Corp.	7,500	497,625
Fannie Mae	155,735	7,461,264
Freddie Mac	33,900	1,961,454
Golden West Financial Corp., Delaware	55,400	4,080,764
Hudson City Bancorp, Inc.	208,475	2,703,921
MGIC Investment Corp.	16,900	961,779
Radian Group, Inc.	20,655	1,270,902
Sovereign Bancorp, Inc.	79,695	1,644,905
The PMI Group, Inc.	28,200	1,197,372
W Holding Co., Inc.	109,774	578,509
Washington Mutual, Inc. (d)	93,900	4,197,330
		30,494,488
TOTAL COMMON STOCKS (Cost $290,361,917)		384,419,211
Money Market Funds - 2.5%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.3% (b)	2,120,917	$ 2,120,917
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	7,335,303	7,335,303
TOTAL MONEY MARKET FUNDS (Cost $9,456,220)		9,456,220
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $299,818,137)		393,875,431
NET OTHER ASSETS - (1.9)%		(7,163,226)
NET ASSETS - 100%		$ 386,712,205
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $930,600 or 0.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
KKR Private Equity Investors, L.P. Restricted Depositary Units	5/3/06	$ 990,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 64,483
Fidelity Securities Lending Cash Central Fund	77,651
Total	$ 142,134
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	78.7%
Bermuda	8.4%
Cayman Islands	2.6%
Canada	2.2%
United Kingdom	1.6%
Switzerland	1.4%
Japan	1.2%
Italy	1.1%
Others (individually less than 1%)	2.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Financial Services Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $7,160,356) - See accompanying schedule: Unaffiliated issuers (cost $290,361,917)	$ 384,419,211
Affiliated Central Funds (cost $9,456,220)	9,456,220
Total Investments (cost $299,818,137)		$ 393,875,431
Cash		30
Foreign currency held at value (cost $4)		4
Receivable for investments sold		909,274
Receivable for fund shares sold		703,692
Dividends receivable		184,007
Interest receivable		3,140
Prepaid expenses		648
Other receivables		21,424
Total assets		395,697,650

Liabilities
Payable for fund shares redeemed	$ 1,101,650
Accrued management fee	180,805
Distribution fees payable	210,610
Other affiliated payables	117,914
Other payables and accrued expenses	39,163
Collateral on securities loaned, at value	7,335,303
Total liabilities		8,985,445

Net Assets		$ 386,712,205
Net Assets consist of:
Paid in capital		$ 261,953,470
Undistributed net investment income		1,145,387
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		29,556,426
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		94,056,922
Net Assets		$ 386,712,205

Statement of Assets and Liabilities - continued

July 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($85,355,855 ÷ 3,656,377 shares)	$ 23.34

Maximum offering price per share (100/94.25 of $23.34)	$ 24.76
Class T: Net Asset Value and redemption price per share ($113,343,790 ÷ 4,873,295 shares)	$ 23.26

Maximum offering price per share (100/96.50 of $23.26)	$ 24.10
Class B: Net Asset Value and offering price per share ($113,652,174 ÷ 4,996,222 shares)A	$ 22.75

Class C: Net Asset Value and offering price per share ($62,468,654 ÷ 2,747,679 shares)A	$ 22.74

Institutional Class: Net Asset Value, offering price and redemption price per share ($11,891,732 ÷ 503,207 shares)	$ 23.63

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Financial Services Fund
Financial Statements - continued

Statement of Operations

Year ended July 31, 2006
Investment Income
Dividends		$ 8,465,105
Interest		156
Income from affiliated Central Funds		142,134
Total income		8,607,395

Expenses
Management fee	$ 2,319,534
Transfer agent fees	1,340,435
Distribution fees	2,788,064
Accounting and security lending fees	171,050
Independent trustees' compensation	1,674
Custodian fees and expenses	40,348
Registration fees	56,140
Audit	46,225
Legal	4,957
Miscellaneous	5,662
Total expenses before reductions	6,774,089
Expense reductions	(63,514)	6,710,575
Net investment income (loss)		1,896,820
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $121,560)	35,887,417
Foreign currency transactions	(19,662)
Total net realized gain (loss)		35,867,755
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $89,524)	1,112,625
Assets and liabilities in foreign currencies	(488)
Total change in net unrealized appreciation (depreciation)		1,112,137
Net gain (loss)		36,979,892
Net increase (decrease) in net assets resulting from operations		$ 38,876,712

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,896,820	$ 2,004,509
Net realized gain (loss)	35,867,755	35,584,689
Change in net unrealized appreciation (depreciation)	1,112,137	15,327,421
Net increase (decrease) in net assets resulting from operations	38,876,712	52,916,619
Distributions to shareholders from net investment income	(1,881,748)	(623,607)
Distributions to shareholders from net realized gain	(29,223,665)	(38,323,892)
Total distributions	(31,105,413)	(38,947,499)
Share transactions - net increase (decrease)	(47,322,942)	(69,921,968)
Redemption fees	8,919	19,265
Total increase (decrease) in net assets	(39,542,724)	(55,933,583)

Net Assets
Beginning of period	426,254,929	482,188,512
End of period (including undistributed net investment income of $1,145,387 and undistributed net investment income of $1,342,292, respectively)	$ 386,712,205	$ 426,254,929

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 23.01	$ 22.17	$ 19.98	$ 17.83	$ 20.45
Income from Investment Operations
Net investment income (loss) C	.20	.19	.14	.16	.12
Net realized and unrealized gain (loss)	2.02	2.48	2.20	2.07	(2.60)
Total from investment operations	2.22	2.67	2.34	2.23	(2.48)
Distributions from net investment income	(.26)	(.07)	(.15)	(.08)	(.14)
Distributions from net realized gain	(1.63)	(1.76)	-	-	-
Total distributions	(1.89)	(1.83)	(.15)	(.08)	(.14)
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 23.34	$ 23.01	$ 22.17	$ 19.98	$ 17.83
Total Return A, B	10.32%	12.60%	11.76%	12.57%	(12.16)%
Ratios to Average Net Assets D
Expenses before reductions	1.25%	1.26%	1.27%	1.31%	1.27%
Expenses net of fee waivers, if any	1.25%	1.26%	1.27%	1.31%	1.27%
Expenses net of all reductions	1.23%	1.23%	1.25%	1.27%	1.23%
Net investment income (loss)	.87%	.88%	.63%	.89%	.60%
Supplemental Data
Net assets, end of period (000 omitted)	$ 85,356	$ 68,012	$ 58,222	$ 57,255	$ 60,475
Portfolio turnover rate	33%	61%	74%	60%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 22.87	$ 22.07	$ 19.90	$ 17.77	$ 20.38
Income from Investment Operations
Net investment income (loss) C	.15	.14	.09	.12	.07
Net realized and unrealized gain (loss)	2.02	2.47	2.19	2.07	(2.59)
Total from investment operations	2.17	2.61	2.28	2.19	(2.52)
Distributions from net investment income	(.15)	(.05)	(.11)	(.06)	(.09)
Distributions from net realized gain	(1.63)	(1.76)	-	-	-
Total distributions	(1.78)	(1.81)	(.11)	(.06)	(.09)
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 23.26	$ 22.87	$ 22.07	$ 19.90	$ 17.77
Total Return A, B	10.11%	12.37%	11.49%	12.37%	(12.39)%
Ratios to Average Net Assets D
Expenses before reductions	1.47%	1.48%	1.50%	1.53%	1.49%
Expenses net of fee waivers, if any	1.47%	1.48%	1.50%	1.53%	1.49%
Expenses net of all reductions	1.46%	1.46%	1.48%	1.49%	1.45%
Net investment income (loss)	.65%	.66%	.41%	.67%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 113,344	$ 128,388	$ 144,887	$ 157,238	$ 169,429
Portfolio turnover rate	33%	61%	74%	60%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 22.33	$ 21.65	$ 19.53	$ 17.50	$ 20.08
Income from Investment Operations
Net investment income (loss) C	.03	.03	(.02)	.03	(.03)
Net realized and unrealized gain (loss)	1.97	2.41	2.16	2.03	(2.55)
Total from investment operations	2.00	2.44	2.14	2.06	(2.58)
Distributions from net investment income	(.01)	-	(.02)	(.03)	-
Distributions from net realized gain	(1.57)	(1.76)	-	-	-
Total distributions	(1.58)	(1.76)	(.02)	(.03)	-
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 22.75	$ 22.33	$ 21.65	$ 19.53	$ 17.50
Total Return A, B	9.52%	11.78%	10.96%	11.80%	(12.85)%
Ratios to Average Net Assets D
Expenses before reductions	1.99%	2.00%	2.02%	2.03%	2.01%
Expenses net of fee waivers, if any	1.99%	2.00%	2.02%	2.03%	2.01%
Expenses net of all reductions	1.98%	1.98%	2.00%	1.99%	1.97%
Net investment income (loss)	.13%	.14%	(.11)%	.17%	(.14)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 113,652	$ 145,046	$ 179,873	$ 193,373	$ 206,460
Portfolio turnover rate	33%	61%	74%	60%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 22.34	$ 21.65	$ 19.53	$ 17.49	$ 20.05
Income from Investment Operations
Net investment income (loss) C	.04	.04	(.01)	.04	(.02)
Net realized and unrealized gain (loss)	1.98	2.42	2.15	2.03	(2.54)
Total from investment operations	2.02	2.46	2.14	2.07	(2.56)
Distributions from net investment income	(.02)	(.01)	(.02)	(.03)	-
Distributions from net realized gain	(1.60)	(1.76)	-	-	-
Total distributions	(1.62)	(1.77)	(.02)	(.03)	-
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 22.74	$ 22.34	$ 21.65	$ 19.53	$ 17.49
Total Return A, B	9.58%	11.88%	10.96%	11.86%	(12.77)%
Ratios to Average Net Assets D
Expenses before reductions	1.94%	1.95%	1.97%	1.99%	1.96%
Expenses net of fee waivers, if any	1.94%	1.95%	1.97%	1.99%	1.96%
Expenses net of all reductions	1.93%	1.92%	1.95%	1.95%	1.92%
Net investment income (loss)	.18%	.19%	(.06)%	.22%	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 62,469	$ 72,181	$ 86,199	$ 97,434	$ 107,899
Portfolio turnover rate	33%	61%	74%	60%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Financial Services

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 23.29	$ 22.37	$ 20.17	$ 17.95	$ 20.59
Income from Investment Operations
Net investment income (loss) B	.29	.29	.23	.24	.19
Net realized and unrealized gain (loss)	2.05	2.50	2.21	2.09	(2.62)
Total from investment operations	2.34	2.79	2.44	2.33	(2.43)
Distributions from net investment income	(.37)	(.11)	(.24)	(.11)	(.21)
Distributions from net realized gain	(1.63)	(1.76)	-	-	-
Total distributions	(2.00)	(1.87)	(.24)	(.11)	(.21)
Redemption fees added to paid in capital B	- D	- D	- D	- D	- D
Net asset value, end of period	$ 23.63	$ 23.29	$ 22.37	$ 20.17	$ 17.95
Total Return A	10.78%	13.06%	12.18%	13.07%	(11.84)%
Ratios to Average Net Assets C
Expenses before reductions	.86%	.86%	.88%	.88%	.89%
Expenses net of fee waivers, if any	.86%	.86%	.88%	.88%	.89%
Expenses net of all reductions	.85%	.84%	.85%	.84%	.85%
Net investment income (loss)	1.26%	1.28%	1.03%	1.32%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,892	$ 12,629	$ 13,008	$ 14,539	$ 15,283
Portfolio turnover rate	33%	61%	74%	60%	125%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Financial Services Fund (the Fund) is a fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 102,554,776
Unrealized depreciation	(9,632,732)
Net unrealized appreciation (depreciation)	92,922,044
Undistributed ordinary income	2,317,750
Undistributed long-term capital gain	26,302,676

Cost for federal income tax purposes	$ 300,953,387

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ 4,156,447	$ 2,154,145
Long-term Capital Gains	26,948,966	36,793,354
Total	$ 31,105,413	$ 38,947,499

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

On September 21, 2006, the Board of Trustees approved a change in the redemption fee. Effective October 1, 2006, shares held in the Fund less than 30 days will be subject to a redemption fee equal to .75% of the proceeds of the redeemed shares.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Financial Services

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $136,792,947 and $213,390,159, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 190,660	$ 1,678
Class T	.25%	.25%	604,744	1,884
Class B	.75%	.25%	1,315,583	987,176
Class C	.75%	.25%	677,077	27,596
			$ 2,788,064	$ 1,018,334

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 23,881
Class T	10,992
Class B*	212,378
Class C*	3,102
$ 250,353

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 267,960.35
Class T	391,655.32
Class B	453,838.34
Class C	200,451.30
Institutional Class	26,531.22
	$ 1,340,435

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,327 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $1,187 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $77,651.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $63,074 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below:

Transfer Agent expense reduction
Class A	$ 272
Class B	168
$ 440

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Financial Services

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2006	2005
From net investment income
Class A	$ 793,007	$ 192,609
Class T	784,601	326,696
Class B	62,350	-
Class C	47,101	38,785
Institutional Class	194,689	65,517
Total	$ 1,881,748	$ 623,607
From net realized gain
Class A	$ 4,952,004	$ 4,769,034
Class T	8,720,889	11,388,557
Class B	9,718,109	14,295,898
Class C	4,968,829	6,852,951
Institutional Class	863,834	1,017,452
Total	$ 29,223,665	$ 38,323,892

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	1,351,439	1,159,503	$ 31,220,975	$ 25,692,274
Reinvestment of distributions	234,688	198,478	5,118,429	4,334,590
Shares redeemed	(885,268)	(1,028,419)	(20,266,228)	(22,675,155)
Net increase (decrease)	700,859	329,562	$ 16,073,176	$ 7,351,709
Class T
Shares sold	426,844	420,019	$ 9,717,059	$ 9,262,219
Reinvestment of distributions	409,216	504,911	8,897,438	10,965,915
Shares redeemed	(1,576,453)	(1,875,686)	(35,989,546)	(41,342,266)
Net increase (decrease)	(740,393)	(950,756)	$ (17,375,049)	$ (21,114,132)
Class B
Shares sold	302,265	283,236	$ 6,677,115	$ 6,103,430
Reinvestment of distributions	394,522	574,588	8,409,188	12,205,894
Shares redeemed	(2,197,220)	(2,670,965)	(49,213,763)	(57,380,601)
Net increase (decrease)	(1,500,433)	(1,813,141)	$ (34,127,460)	$ (39,071,277)
Class C
Shares sold	241,582	213,518	$ 5,385,733	$ 4,587,619
Reinvestment of distributions	190,165	257,099	4,051,037	5,464,805
Shares redeemed	(915,599)	(1,219,971)	(20,422,653)	(26,243,393)
Net increase (decrease)	(483,852)	(749,354)	$ (10,985,883)	$ (16,190,969)
Institutional Class
Shares sold	67,105	62,760	$ 1,572,188	$ 1,387,106
Reinvestment of distributions	34,641	37,434	762,982	826,042
Shares redeemed	(140,689)	(139,433)	(3,242,896)	(3,110,447)
Net increase (decrease)	(38,943)	(39,239)	$ (907,726)	$ (897,299)

Annual Report

Advisor Health Care Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Life of fundA
Institutional Class	4.21%	3.52%	11.31%

A From September 3, 1996.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Health Care Fund - Institutional Class on September 3, 1996, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Health Care Fund

Management's Discussion of Fund Performance

Comments from Harlan Carere, Portfolio Manager of Fidelity® Advisor Health Care Fund through July 31, 2006

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

During the past year, the fund's Institutional Class shares returned 4.21%, outperforming the Goldman Sachs® Health Care Index, which rose 2.25%, but trailing the S&P 500. Good security and market selection helped the fund outpace its sector benchmark. The strongest contribution came from stock picking in health care facilities, where I favored assisted living and ambulatory surgery centers. Two assisted living companies, Brookdale Senior Living and American Retirement, were especially strong performers. During the period, Brookdale purchased American Retirement. Our overweighted exposure to the managed care subsector also contributed versus the index, particularly our holding of Health Net, a company seen increasingly by the market as an attractive acquisition target. Stock selection in pharmaceuticals, along with out-of-benchmark investments in wellness and nutrition companies, such as Herbalife and Hansen Natural, also boosted performance. Hansen Natural was sold by period end. Underweighting large-cap pharmaceutical stocks, such as Abbott Laboratories, hurt results, as did an underweighted position in medical-device maker Guidant, where a takeover struggle came to a boil and helped its stock. Fund performance also was hurt by out-of-benchmark investments in Aspect Medical Systems, where sales slowed, and Salix Pharmaceuticals, where there were clinical setbacks. Both positions were sold. Security selection in health care services detracted as well.

Note to shareholders: Aaron Cooper became manager of the fund on August 1, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Health Care Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 971.80	$ 6.06
HypotheticalA	$ 1,000.00	$ 1,018.65	$ 6.21
Class T
Actual	$ 1,000.00	$ 970.80	$ 7.28
HypotheticalA	$ 1,000.00	$ 1,017.41	$ 7.45
Class B
Actual	$ 1,000.00	$ 968.50	$ 9.81
HypotheticalA	$ 1,000.00	$ 1,014.83	$ 10.04
Class C
Actual	$ 1,000.00	$ 968.60	$ 9.42
HypotheticalA	$ 1,000.00	$ 1,015.22	$ 9.64
Institutional Class
Actual	$ 1,000.00	$ 973.70	$ 4.21
HypotheticalA	$ 1,000.00	$ 1,020.53	$ 4.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.24%
Class T	1.49%
Class B	2.01%
Class C	1.93%
Institutional Class	.86%

Annual Report

Advisor Health Care Fund

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund' net assets	% of fund's net assets 6 months ago
Pfizer, Inc.	7.8	5.8
Johnson & Johnson	7.7	3.6
Merck & Co., Inc.	5.4	4.1
Genentech, Inc.	4.3	3.8
Amgen, Inc.	4.3	1.9
Wyeth	4.2	4.8
UnitedHealth Group, Inc.	3.8	6.7
Medtronic, Inc.	2.7	1.6
Abbott Laboratories	2.6	0.4
Allergan, Inc.	2.6	2.6
	45.4
Top Industries (% of fund's net assets)
As of July 31, 2006
Pharmaceuticals	37.4%
Health Care Providers & Services	25.9%
Health Care Equipment & Supplies	15.9%
Biotechnology	14.4%
Life Sciences Tools & Services	3.3%
All Others*	3.1%

As of January 31, 2006
Pharmaceuticals	32.1%
Health Care Providers & Services	30.9%
Health Care Equipment & Supplies	18.6%
Biotechnology	15.0%
Personal Products	1.0%
All Others*	2.4%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Health Care Fund

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 14.4%
Biotechnology - 14.4%
Alizyme PLC (a)	24,600	$ 45,494
Alnylam Pharmaceuticals, Inc. (a)	67,200	858,144
Altus Pharmaceuticals, Inc.	17,200	245,616
Amgen, Inc. (a)	448,800	31,299,312
Amylin Pharmaceuticals, Inc. (a)	65,400	3,191,520
Biogen Idec, Inc. (a)	124,600	5,248,152
BioSphere Medical, Inc. (a)	24,400	143,960
Celgene Corp. (a)	105,600	5,057,184
Cephalon, Inc. (a)	23,600	1,551,464
DOV Pharmaceutical, Inc. (a)	17,000	24,140
DUSA Pharmaceuticals, Inc. (a)	86,400	387,936
Genentech, Inc. (a)	390,300	31,544,046
Gentium Spa sponsored ADR (a)	2,900	39,875
Genzyme Corp. (a)	54,745	3,737,989
Gilead Sciences, Inc. (a)	183,100	11,256,988
Human Genome Sciences, Inc. (a)	61,200	594,252
ICOS Corp. (a)	28,500	650,940
ImClone Systems, Inc. (a)	34,500	1,121,250
MannKind Corp. (a)	7,000	128,030
Martek Biosciences (a)(d)	14,300	399,399
MedImmune, Inc. (a)	103,230	2,619,977
Millennium Pharmaceuticals, Inc. (a)	139,400	1,368,908
Myogen, Inc. (a)	13,800	425,868
Neopharm, Inc. (a)	2,900	13,195
PDL BioPharma, Inc. (a)	51,500	927,515
Solexa, Inc. (a)(d)	36,515	323,523
Tercica, Inc. (a)(d)	231,800	1,170,590
Theravance, Inc. (a)	6,900	163,461
Vertex Pharmaceuticals, Inc. (a)	41,900	1,404,488
		105,943,216
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Human Resource & Employment Services - 0.1%
On Assignment, Inc. (a)	47,137	403,021
DIVERSIFIED CONSUMER SERVICES - 0.1%
Specialized Consumer Services - 0.1%
Service Corp. International (SCI)	61,700	463,367
FOOD & STAPLES RETAILING - 0.1%
Food Distributors - 0.1%
United Natural Foods, Inc. (a)	22,500	678,150
Food Retail - 0.0%
Whole Foods Market, Inc.	6,600	379,566
TOTAL FOOD & STAPLES RETAILING		1,057,716
FOOD PRODUCTS - 0.2%
Packaged Foods & Meats - 0.2%
Groupe Danone	12,100	1,599,689

	Shares	Value (Note 1)
HEALTH CARE EQUIPMENT & SUPPLIES - 15.9%
Health Care Equipment - 12.4%
Advanced Medical Optics, Inc. (a)	28,300	$ 1,393,775
Baxter International, Inc.	245,930	10,329,060
Beckman Coulter, Inc.	19,000	1,087,750
Becton, Dickinson & Co.	105,200	6,934,784
BioLase Technology, Inc.	37,600	308,696
Biomet, Inc.	38,700	1,274,778
Boston Scientific Corp. (a)	562,700	9,571,527
C.R. Bard, Inc.	71,050	5,042,419
Cyberonics, Inc. (a)	300	6,429
Cytyc Corp. (a)	74,500	1,832,700
Dade Behring Holdings, Inc.	41,760	1,700,885
Edwards Lifesciences Corp. (a)	18,600	822,864
HealthTronics, Inc. (a)	10,195	66,981
Hillenbrand Industries, Inc.	12,400	615,784
Hologic, Inc. (a)	3,700	166,167
Hospira, Inc. (a)	44,382	1,939,050
IDEXX Laboratories, Inc. (a)	13,300	1,177,050
Imaging Dynamics Co. Ltd. (a)	265,100	782,462
IntraLase Corp. (a)	4,951	85,850
Intuitive Surgical, Inc. (a)	13,200	1,256,640
Invacare Corp.	13,700	288,111
Kinetic Concepts, Inc. (a)	31,000	1,381,360
Medtronic, Inc. (d)	389,600	19,682,592
Mentor Corp.	19,600	871,416
Natus Medical, Inc. (a)	45,714	559,997
NMT Medical, Inc. (a)	5,100	54,825
Novoste Corp. (a)(e)	3,125	7,969
Optos PLC	211,000	759,741
PhotoMedex, Inc. (a)	118,426	156,322
ResMed, Inc. (a)	34,600	1,605,786
Respironics, Inc. (a)	34,300	1,220,394
Restore Medical, Inc.	49,900	361,775
SonoSite, Inc. (a)	4,500	145,260
St. Jude Medical, Inc. (a)	125,100	4,616,190
Stereotaxis, Inc. (a)	259,829	2,221,538
Steris Corp.	21,000	486,570
Stryker Corp.	52,500	2,389,275
The Spectranetics Corp. (a)	2,500	32,225
Varian Medical Systems, Inc. (a)	50,600	2,293,192
Zimmer Holdings, Inc. (a)	81,400	5,147,736
		90,677,925
Health Care Supplies - 3.5%
Alcon, Inc.	131,800	14,553,356
Arrow International, Inc.	22,500	713,925
Bausch & Lomb, Inc.	3,800	179,740
Cooper Companies, Inc.	20,043	885,901
DENTSPLY International, Inc.	67,600	2,115,880
DJO, Inc. (a)	74,100	2,924,727
Gen-Probe, Inc. (a)	22,300	1,158,485
Immucor, Inc. (a)	31,050	618,206
Inverness Medical Innovations, Inc. (a)	29,900	889,226
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE EQUIPMENT & SUPPLIES - CONTINUED
Health Care Supplies - continued
Inverness Medical Innovations, Inc. (a)(f)	14,543	$ 432,509
Lifecore Biomedical, Inc. (a)	42,900	633,204
Nutraceutical International Corp. (a)	47,970	677,336
		25,782,495
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		116,460,420
HEALTH CARE PROVIDERS & SERVICES - 25.9%
Health Care Distributors & Services - 3.8%
AmerisourceBergen Corp.	89,800	3,861,400
Andrx Corp. (a)	30,700	732,195
Cardinal Health, Inc.	177,900	11,919,300
Henry Schein, Inc. (a)	38,000	1,801,580
McKesson Corp.	148,600	7,487,954
Patterson Companies, Inc. (a)	61,155	2,034,015
		27,836,444
Health Care Facilities - 5.5%
Acibadem Saglik Hizmetleri AS	64,830	653,668
Apollo Hospitals Enterprise Ltd.	20,886	179,732
Brookdale Senior Living, Inc.	266,600	12,396,900
Bumrungrad Hospital PCL (For. Reg.)	1,858,800	1,742,932
Capital Senior Living Corp. (a)	215,900	2,204,339
Community Health Systems, Inc. (a)	100,300	3,636,878
Emeritus Corp. (a)	37,400	706,486
HCA, Inc.	132,700	6,523,532
Health Management Associates, Inc. Class A	70,400	1,431,232
HealthSouth Corp.	12,400	48,980
LifePoint Hospitals, Inc. (a)	26,100	879,309
Manor Care, Inc.	8,600	430,430
NovaMed Eyecare, Inc. (a)	4,300	31,906
Odyssey Healthcare, Inc. (a)	66,500	1,197,665
Psychiatric Solutions, Inc. (a)	36,900	1,161,981
Sun Healthcare Group, Inc. (a)	22,600	195,942
Tenet Healthcare Corp. (a)	171,600	1,015,872
Triad Hospitals, Inc. (a)	25,700	1,001,529
U.S. Physical Therapy, Inc. (a)	22,238	340,019
United Surgical Partners International, Inc. (a)	29,588	730,824
Universal Health Services, Inc. Class B	21,600	1,209,600
VCA Antech, Inc. (a)	74,120	2,591,976
		40,311,732
Health Care Services - 7.2%
Apria Healthcare Group, Inc. (a)	5,100	89,352
Caremark Rx, Inc.	187,100	9,878,880
Chemed Corp.	81,500	2,997,570
DaVita, Inc. (a)	88,850	4,444,277
Emergency Medical Services Corp. Class A	52,900	630,568
Express Scripts, Inc. (a)	62,900	4,845,187
HAPC, Inc. unit	215,800	1,290,484

	Shares	Value (Note 1)
Health Grades, Inc. (a)	144,800	$ 615,400
HealthExtras, Inc. (a)	10,100	262,196
Healthways, Inc. (a)	63,202	3,395,211
HMS Holdings Corp. (a)	5,500	61,710
I-trax, Inc. (a)	24,700	82,251
Laboratory Corp. of America Holdings (a)	56,300	3,626,846
Lincare Holdings, Inc. (a)	40,800	1,420,248
Medco Health Solutions, Inc. (a)	136,000	8,068,880
Omnicare, Inc. (d)	52,500	2,376,150
Pediatrix Medical Group, Inc. (a)	21,000	890,400
QMed, Inc. (a)	8,700	26,274
Quest Diagnostics, Inc.	74,900	4,502,988
RehabCare Group, Inc. (a)	31,300	585,936
ResCare, Inc. (a)	131,336	2,498,011
		52,588,819
Managed Health Care - 9.4%
Aetna, Inc.	244,700	7,705,603
AMERIGROUP Corp. (a)	22,500	654,750
CIGNA Corp.	22,023	2,009,599
Coventry Health Care, Inc. (a)	47,350	2,495,345
Health Net, Inc. (a)	63,800	2,677,686
Humana, Inc. (a)	69,100	3,864,763
Magellan Health Services, Inc. (a)	12,800	615,296
Sierra Health Services, Inc. (a)	42,100	1,817,878
UnitedHealth Group, Inc.	586,009	28,028,810
Wellcare Health Plans, Inc. (a)	3,700	181,522
WellPoint, Inc. (a)	256,200	19,086,900
		69,138,152
TOTAL HEALTH CARE PROVIDERS & SERVICES		189,875,147
HEALTH CARE TECHNOLOGY - 1.2%
Healthcare Technology - 1.2%
Cerner Corp. (a)	22,400	906,752
Eclipsys Corp. (a)	101,500	1,981,280
Emdeon Corp. (a)	132,816	1,597,776
IMS Health, Inc.	93,500	2,565,640
Systems Xcellence, Inc. (a)	6,175	74,759
WebMD Health Corp. Class A (d)	42,289	1,797,705
		8,923,912
INTERNET & CATALOG RETAIL - 0.4%
Internet Retail - 0.4%
NutriSystem, Inc. (a)(d)	52,679	2,787,773
LIFE SCIENCES TOOLS & SERVICES - 3.3%
Life Science Tools & Services - 3.3%
Affymetrix, Inc. (a)	44,916	968,838
Applera Corp.:
- Applied Biosystems Group	89,800	2,887,070
- Celera Genomics Group (a)	19,400	261,900
Charles River Laboratories International, Inc. (a)	31,500	1,118,250
Common Stocks - continued
	Shares	Value (Note 1)
LIFE SCIENCES TOOLS & SERVICES - CONTINUED
Life Science Tools & Services - continued
Covance, Inc. (a)	30,900	$ 1,970,184
Exelixis, Inc. (a)	152,497	1,357,223
Fisher Scientific International, Inc. (a)	51,400	3,809,254
Illumina, Inc. (a)	7,182	274,568
Invitrogen Corp. (a)	26,700	1,649,793
MDS, Inc.	12,500	228,769
Millipore Corp. (a)	25,870	1,620,756
Nektar Therapeutics (a)(d)	39,000	635,700
Pharmaceutical Product Development, Inc.	30,900	1,189,032
QIAGEN NV (a)	10,000	151,900
Techne Corp. (a)	18,600	924,234
Thermo Electron Corp. (a)	69,000	2,553,690
Waters Corp. (a)	74,179	3,017,602
		24,618,763
PERSONAL PRODUCTS - 0.6%
Personal Products - 0.6%
Herbalife Ltd. (a)	105,300	3,761,316
NBTY, Inc. (a)	28,000	826,840
		4,588,156
PHARMACEUTICALS - 37.4%
Pharmaceuticals - 37.4%
Abbott Laboratories	405,320	19,362,136
Abraxis BioScience, Inc. (a)	26,200	525,310
Adams Respiratory Therapeutics, Inc.	3,700	165,464
Allergan, Inc.	178,350	19,235,048
Altana AG sponsored ADR (d)	1,200	68,808
AnorMED, Inc. (a)	23,900	153,758
Barr Pharmaceuticals, Inc. (a)	45,800	2,279,008
Biovail Corp.	37,400	826,925
Bristol-Myers Squibb Co.	298,000	7,143,060
Eli Lilly & Co.	167,900	9,531,683
Endo Pharmaceuticals Holdings, Inc. (a)	58,500	1,817,595
Forest Laboratories, Inc. (a)	139,900	6,478,769
Impax Laboratories, Inc. (a)	8,000	38,800
Johnson & Johnson	909,458	56,886,598
King Pharmaceuticals, Inc. (a)	112,500	1,914,750
Kos Pharmaceuticals, Inc. (a)	13,095	541,347
Medicis Pharmaceutical Corp. Class A	22,100	609,076
Merck & Co., Inc.	988,200	39,794,814
MGI Pharma, Inc. (a)	31,400	458,754
Mylan Laboratories, Inc.	67,100	1,473,516
New River Pharmaceuticals, Inc. (a)	2,200	53,768
Novartis AG sponsored ADR	20,000	1,124,400
Perrigo Co.	7,500	118,800
Pfizer, Inc.	2,215,420	57,578,766
Roche Holding AG (participation certificate)	31,524	5,609,845
Schering-Plough Corp.	360,800	7,374,752
Sepracor, Inc. (a)	46,000	2,272,400

	Shares	Value (Note 1)
Valeant Pharmaceuticals International	12,400	$ 214,272
Watson Pharmaceuticals, Inc. (a)	18,500	414,215
Wyeth	628,820	30,478,905
		274,545,342
TOTAL COMMON STOCKS (Cost $626,521,970)		731,266,522
Nonconvertible Preferred Stocks - 0.0%

LIFE SCIENCES TOOLS & SERVICES - 0.0%
Life Science Tools & Services - 0.0%
GeneProt, Inc. Series A (a)(f) (Cost $232,840)	43,000	0
Money Market Funds - 2.0%

Fidelity Cash Central Fund, 5.3% (b)	399,892	399,892
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	14,527,309	14,527,309
TOTAL MONEY MARKET FUNDS (Cost $14,927,201)		14,927,201
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $641,682,011)		746,193,723
NET OTHER ASSETS - (1.6)%		(12,032,699)
NET ASSETS - 100%		$ 734,161,024
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,969 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $432,509 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
GeneProt, Inc. Series A	7/7/00	$ 232,840
Inverness Medical Innovations, Inc.	2/8/06	$ 354,995
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 64,261
Fidelity Securities Lending Cash Central Fund	146,748
Total	$ 211,009

See accompanying notes which are an integral part of the financial statements.

Health Care

Advisor Health Care Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $14,368,081) - See accompanying schedule: Unaffiliated issuers (cost $626,754,810)	$ 731,266,522
Affiliated Central Funds (cost $14,927,201)	14,927,201
Total Investments (cost $641,682,011)		$ 746,193,723
Cash		356,306
Receivable for investments sold		4,708,509
Receivable for fund shares sold		1,587,840
Dividends receivable		229,208
Interest receivable		3,481
Prepaid expenses		1,193
Other receivables		26,532
Total assets		753,106,792

Liabilities
Payable for investments purchased	$ 616,152
Payable for fund shares redeemed	2,807,844
Accrued management fee	339,428
Distribution fees payable	373,696
Other affiliated payables	241,426
Other payables and accrued expenses	39,913
Collateral on securities loaned, at value	14,527,309
Total liabilities		18,945,768

Net Assets		$ 734,161,024
Net Assets consist of:
Paid in capital		$ 568,142,874
Accumulated net investment loss		(327)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		61,506,756
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		104,511,721
Net Assets		$ 734,161,024

Statement of Assets and Liabilities - continued

July 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($199,220,727 ÷ 8,380,701 shares)	$ 23.77

Maximum offering price per share (100/94.25 of $23.77)	$ 25.22
Class T: Net Asset Value and redemption price per share ($218,279,688 ÷ 9,385,692 shares)	$ 23.26

Maximum offering price per share (100/96.50 of $23.26)	$ 24.10
Class B: Net Asset Value and offering price per share ($180,364,463 ÷ 8,136,634 shares)A	$ 22.17

Class C: Net Asset Value and offering price per share ($115,643,890 ÷ 5,200,243 shares)A	$ 22.24

Institutional Class: Net Asset Value, offering price and redemption price per share ($20,652,256 ÷ 845,445 shares)	$ 24.43

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Health Care Fund
Financial Statements - continued

Statement of Operations

Year ended July 31, 2006

Investment Income
Dividends		$ 6,341,103
Interest		1,386
Income from affiliated Central Funds		211,009
Total income		6,553,498

Expenses
Management fee	$ 4,446,781
Transfer agent fees	2,815,398
Distribution fees	5,182,001
Accounting and security lending fees	290,435
Independent trustees' compensation	3,204
Custodian fees and expenses	43,944
Registration fees	68,007
Audit	46,606
Legal	9,368
Miscellaneous	9,193
Total expenses before reductions	12,914,937
Expense reductions	(236,020)	12,678,917
Net investment income (loss)		(6,125,419)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	99,179,050
Foreign currency transactions	7,452
Total net realized gain (loss)		99,186,502
Change in net unrealized appreciation (depreciation) on: Investment securities	(66,786,614)
Assets and liabilities in foreign currencies	(495)
Total change in net unrealized appreciation (depreciation)		(66,787,109)
Net gain (loss)		32,399,393
Net increase (decrease) in net assets resulting from operations		$ 26,273,974

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (6,125,419)	$ (5,116,814)
Net realized gain (loss)	99,186,502	26,792,251
Change in net unrealized appreciation (depreciation)	(66,787,109)	122,599,712
Net increase (decrease) in net assets resulting from operations	26,273,974	144,275,149
Distributions to shareholders from net realized gain	(1,408,688)	-
Share transactions - net increase (decrease)	(90,540,183)	(127,767,624)
Redemption fees	29,238	24,114
Total increase (decrease) in net assets	(65,645,659)	16,531,639

Net Assets
Beginning of period	799,806,683	783,275,044
End of period (including accumulated net investment loss of $327 and accumulated net investment loss of $458, respectively)	$ 734,161,024	$ 799,806,683

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 22.94	$ 18.91	$ 18.29	$ 16.51	$ 20.41
Income from Investment Operations
Net investment income (loss) C	(.09)	(.05)	(.05)	- E	(.04)
Net realized and unrealized gain (loss)	.96	4.08	.67	1.78	(3.86)
Total from investment operations	.87	4.03	.62	1.78	(3.90)
Distributions from net realized gain	(.04)	-	-	-	-
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 23.77	$ 22.94	$ 18.91	$ 18.29	$ 16.51
Total Return A, B	3.79%	21.31%	3.39%	10.78%	(19.11)%
Ratios to Average Net Assets D
Expenses before reductions	1.25%	1.28%	1.32%	1.34%	1.29%
Expenses net of fee waivers, if any	1.25%	1.28%	1.32%	1.34%	1.29%
Expenses net of all reductions	1.21%	1.26%	1.29%	1.27%	1.24%
Net investment income (loss)	(.38)%	(.22)%	(.26)%	(.01)%	(.23)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 199,221	$ 139,158	$ 104,258	$ 108,692	$ 103,292
Portfolio turnover rate	99%	71%	60%	120%	167%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 22.50	$ 18.60	$ 18.03	$ 16.31	$ 20.22
Income from Investment Operations
Net investment income (loss) C	(.15)	(.09)	(.09)	(.04)	(.09)
Net realized and unrealized gain (loss)	.95	3.99	.66	1.76	(3.82)
Total from investment operations	.80	3.90	.57	1.72	(3.91)
Distributions from net realized gain	(.04)	-	-	-	-
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 23.26	$ 22.50	$ 18.60	$ 18.03	$ 16.31
Total Return A, B	3.55%	20.97%	3.16%	10.55%	(19.34)%
Ratios to Average Net Assets D
Expenses before reductions	1.50%	1.53%	1.56%	1.59%	1.52%
Expenses net of fee waivers, if any	1.50%	1.53%	1.56%	1.59%	1.52%
Expenses net of all reductions	1.47%	1.51%	1.53%	1.51%	1.47%
Net investment income (loss)	(.63)%	(.47)%	(.51)%	(.26)%	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 218,280	$ 243,353	$ 243,176	$ 264,115	$ 274,243
Portfolio turnover rate	99%	71%	60%	120%	167%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 21.55	$ 17.91	$ 17.45	$ 15.86	$ 19.76
Income from Investment Operations
Net investment income (loss) C	(.25)	(.19)	(.18)	(.12)	(.18)
Net realized and unrealized gain (loss)	.91	3.83	.64	1.71	(3.72)
Total from investment operations	.66	3.64	.46	1.59	(3.90)
Distributions from net realized gain	(.04)	-	-	-	-
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 22.17	$ 21.55	$ 17.91	$ 17.45	$ 15.86
Total Return A, B	3.06%	20.32%	2.64%	10.03%	(19.74)%
Ratios to Average Net Assets D
Expenses before reductions	2.01%	2.04%	2.06%	2.05%	2.02%
Expenses net of fee waivers, if any	2.01%	2.04%	2.06%	2.05%	2.02%
Expenses net of all reductions	1.98%	2.01%	2.03%	1.98%	1.98%
Net investment income (loss)	(1.14)%	(.98)%	(1.01)%	(.73)%	(.97)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 180,364	$ 266,319	$ 285,299	$ 317,906	$ 334,056
Portfolio turnover rate	99%	71%	60%	120%	167%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 21.61	$ 17.94	$ 17.47	$ 15.87	$ 19.76
Income from Investment Operations
Net investment income (loss) C	(.24)	(.17)	(.17)	(.11)	(.17)
Net realized and unrealized gain (loss)	.91	3.84	.64	1.71	(3.72)
Total from investment operations	.67	3.67	.47	1.60	(3.89)
Distributions from net realized gain	(.04)	-	-	-	-
Redemption fees added to paid in capital C	- E	- E	- E	- E	- E
Net asset value, end of period	$ 22.24	$ 21.61	$ 17.94	$ 17.47	$ 15.87
Total Return A, B	3.10%	20.46%	2.69%	10.08%	(19.69)%
Ratios to Average Net Assets D
Expenses before reductions	1.94%	1.97%	2.00%	2.00%	1.97%
Expenses net of fee waivers, if any	1.94%	1.97%	2.00%	2.00%	1.97%
Expenses net of all reductions	1.91%	1.94%	1.97%	1.92%	1.93%
Net investment income (loss)	(1.07)%	(.91)%	(.95)%	(.67)%	(.92)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 115,644	$ 131,277	$ 130,184	$ 150,576	$ 160,877
Portfolio turnover rate	99%	71%	60%	120%	167%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Health Care

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 23.48	$ 19.28	$ 18.58	$ 16.70	$ 20.58
Income from Investment Operations
Net investment income (loss) B	- D	.04	.03	.06	.02
Net realized and unrealized gain (loss)	.99	4.16	.67	1.82	(3.90)
Total from investment operations	.99	4.20	.70	1.88	(3.88)
Distributions from net realized gain	(.04)	-	-	-	-
Redemption fees added to paid in capital B	- D	- D	- D	- D	- D
Net asset value, end of period	$ 24.43	$ 23.48	$ 19.28	$ 18.58	$ 16.70
Total Return A	4.21%	21.78%	3.77%	11.26%	(18.85)%
Ratios to Average Net Assets C
Expenses before reductions	.86%	.88%	.91%	.96%	.95%
Expenses net of fee waivers, if any	.86%	.88%	.91%	.96%	.95%
Expenses net of all reductions	.83%	.85%	.88%	.88%	.90%
Net investment income (loss)	.01%	.18%	.14%	.37%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,652	$ 19,698	$ 20,358	$ 23,364	$ 35,923
Portfolio turnover rate	99%	71%	60%	120%	167%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Health Care Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 128,013,083
Unrealized depreciation	(24,775,757)
Net unrealized appreciation (depreciation)	103,237,326
Undistributed ordinary income	9,125,963
Undistributed long-term capital gain	48,458,816

Cost for federal income tax purposes	$ 642,956,397

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Long-term Capital Gains	$ 1,408,688	$ -

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

On September 21, 2006, the Board of Trustees approved a change in the redemption fee. Effective October 1, 2006, shares held in the Fund less than 30 days will be subject to a redemption fee equal to .75% of the proceeds of the redeemed shares.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $774,813,568 and $871,645,598, respectively.

Health Care

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 423,131	$ 4,527
Class T	.25%	.25%	1,182,110	7,214
Class B	.75%	.25%	2,306,920	1,730,783
Class C	.75%	.25%	1,269,840	103,729
			$ 5,182,001	$ 1,846,253

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 90,379
Class T	33,806
Class B *	378,521
Class C *	7,638
$ 510,344

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 624,294.37
Class T	871,133.37
Class B	882,721.38
Class C	390,359.31
Institutional Class	46,891.23
	$ 2,815,398

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $5,654 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $2,276 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $146,748.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $227,340 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 8,680

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

Health Care

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2006	2005
From net realized gain
Class A	$ 268,383	$ -
Class T	418,518	-
Class B	451,789	-
Class C	237,307	-
Institutional Class	32,691	-
Total	$ 1,408,688	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	4,246,771	2,249,275	$ 100,545,647	$ 46,669,256
Reinvestment of distributions	9,593	-	231,281	-
Shares redeemed	(1,943,098)	(1,695,541)	(45,790,984)	(34,388,787)
Net increase (decrease)	2,313,266	553,734	$ 54,985,944	$ 12,280,469
Class T
Shares sold	1,483,213	1,442,909	$ 34,397,018	$ 29,136,425
Reinvestment of distributions	16,686	-	394,126	-
Shares redeemed	(2,931,043)	(3,703,075)	(67,817,881)	(73,845,453)
Net increase (decrease)	(1,431,144)	(2,260,166)	$ (33,026,737)	$ (44,709,028)
Class B
Shares sold	602,620	688,188	$ 13,347,616	$ 13,318,322
Reinvestment of distributions	17,559	-	396,669	-
Shares redeemed	(4,838,970)	(4,265,630)	(107,126,893)	(81,968,667)
Net increase (decrease)	(4,218,791)	(3,577,442)	$ (93,382,608)	$ (68,650,345)
Class C
Shares sold	622,433	718,291	$ 13,817,015	$ 14,077,610
Reinvestment of distributions	8,336	-	188,806	-
Shares redeemed	(1,506,077)	(1,900,462)	(33,350,524)	(36,319,943)
Net increase (decrease)	(875,308)	(1,182,171)	$ (19,344,703)	$ (22,242,333)
Institutional Class
Shares sold	197,168	80,685	$ 4,832,048	$ 1,707,265
Reinvestment of distributions	990	-	24,473	-
Shares redeemed	(191,717)	(297,641)	(4,628,600)	(6,153,652)
Net increase (decrease)	6,441	(216,956)	$ 227,921	$ (4,446,387)

Annual Report

Advisor Natural Resources Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Past 10 years
Institutional Class	33.35%	18.34%	14.02%

$10,000 Over Past 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Natural Resources Fund - Institutional Class on July 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Natural Resources Fund

Management's Discussion of Fund Performance

Comments from Matthew Friedman, Portfolio Manager of Fidelity® Advisor Natural Resources Fund through June 30, 2006

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

During the past year, the fund's Institutional Class shares returned 33.35%, outperforming both the S&P 500 and the Goldman Sachs® Natural Resources Index, which gained 27.76%. Favorable security and market selection bolstered returns across a wide range of industries. In particular, investments in the metals industries helped, including Titanium Metals and steel pipe manufacturer Oregon Steel Mills, both of which benefited from high demand for their products. Apex Silver Mines - which was sold from the fund - and gold miner Newmont Mining moved up on higher prices for silver and gold, while mining equipment manufacturer Bucyrus International gained as well. In energy, underweighting integrated oil companies - including BP, Chevron and Exxon Mobil - that underperformed other energy market components further boosted the fund's relative return. Oil and gas refining stocks such as Premcor - which was acquired by Valero - and Frontier Oil also contributed, as did several oil and gas exploration and production stocks. Additionally, the fund's investments in foreign stocks got a boost from favorable currency movements. On the flip side, the fund was underweighted in some index-component metals companies that performed well, including diversified miner Phelps Dodge and Canadian nickel miners Falconbridge and Inco, all companies that benefited from merger discussions. Aluminum giant Alcoa detracted in response to higher energy costs that it couldn't pass on to its customers. In energy, underweighting Canadian oil sands company Suncor Energy and Marathon Oil - which is no longer held - hurt, while natural gas producer Plains Exploration detracted in response to weak gas prices. Elsewhere, Chicago Bridge & Iron disappointed due to accounting-related concerns.

Note to shareholders: John Dowd was named co-manager of the fund on May 1, 2006, and sole manager effective July 1, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Natural Resources Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period * February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 994.60	$ 5.93
HypotheticalA	$ 1,000.00	$ 1,018.84	$ 6.01
Class T
Actual	$ 1,000.00	$ 993.30	$ 6.92
HypotheticalA	$ 1,000.00	$ 1,017.85	$ 7.00
Class B
Actual	$ 1,000.00	$ 990.60	$ 9.62
HypotheticalA	$ 1,000.00	$ 1,015.12	$ 9.74
Class C
Actual	$ 1,000.00	$ 990.80	$ 9.43
HypotheticalA	$ 1,000.00	$ 1,015.32	$ 9.54
Institutional Class
Actual	$ 1,000.00	$ 996.00	$ 4.26
HypotheticalA	$ 1,000.00	$ 1,020.53	$ 4.31

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.20%
Class T	1.40%
Class B	1.95%
Class C	1.91%
Institutional Class	.86%

Annual Report

Advisor Natural Resources Fund

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Schlumberger Ltd. (NY Shares)	4.7	3.5
ConocoPhillips	4.0	2.4
Valero Energy Corp.	4.0	2.5
GlobalSantaFe Corp.	3.6	4.0
Smith International, Inc.	3.5	3.2
National Oilwell Varco, Inc.	3.5	4.6
Halliburton Co.	3.5	4.7
Alcoa, Inc.	3.3	1.6
Chesapeake Energy Corp.	2.9	1.6
Exxon Mobil Corp.	2.8	0.5
	35.8
Top Industries (% of fund's net assets)
As of July 31, 2006
Oil, Gas & Consumable Fuels	42.6%
Energy Equipment & Services	29.6%
Metals & Mining	15.0%
Machinery	2.1%
Chemicals	1.9%
All Others *	8.8%

As of January 31, 2006
Oil, Gas & Consumable Fuels	41.1%
Energy Equipment & Services	30.8%
Metals & Mining	14.2%
Machinery	3.5%
Construction & Engineering	2.3%
All Others *	8.1%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Natural Resources Fund

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (Note 1)
AIRLINES - 0.2%
Airlines - 0.2%
AirTran Holdings, Inc. (a)	146,820	$ 1,841,123
CHEMICALS - 1.9%
Commodity Chemicals - 0.3%
Celanese Corp. Class A	24,500	470,645
Formosa Chemicals & Fibre Corp.	1,115,490	1,566,987
Georgia Gulf Corp.	14,200	361,532
Tokai Carbon Co. Ltd. (d)	16,000	89,176
		2,488,340
Diversified Chemicals - 0.3%
Ashland, Inc.	36,700	2,440,917
Fertilizers & Agricultural Chemicals - 1.2%
Agrium, Inc.	48,300	1,169,939
CF Industries Holdings, Inc.	118,300	1,917,643
Mosaic Co.	329,700	5,172,993
Terra Nitrogen Co. LP	64,708	1,428,753
		9,689,328
Specialty Chemicals - 0.1%
Tokuyama Corp.	93,000	1,235,403
TOTAL CHEMICALS		15,853,988
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Environmental & Facility Services - 0.0%
Clean Harbors, Inc.	5,000	184,450
Human Resource & Employment Services - 0.0%
Brunel International NV	621	19,276
TOTAL COMMERCIAL SERVICES & SUPPLIES		203,726
CONSTRUCTION & ENGINEERING - 1.3%
Construction & Engineering - 1.3%
Chicago Bridge & Iron Co. NV (NY Shares)	262,900	6,377,954
Fluor Corp.	37,900	3,328,757
Infrasource Services, Inc. (a)	45,900	852,822
		10,559,533
CONTAINERS & PACKAGING - 1.1%
Metal & Glass Containers - 0.6%
Owens-Illinois, Inc.	320,500	4,849,165
Paper Packaging - 0.5%
Smurfit-Stone Container Corp.	201,100	2,035,132
Temple-Inland, Inc.	49,600	2,109,984
		4,145,116
TOTAL CONTAINERS & PACKAGING		8,994,281

	Shares	Value (Note 1)
ELECTRICAL EQUIPMENT - 1.1%
Electrical Components & Equipment - 0.3%
Q-Cells AG (d)	18,800	$ 1,346,235
Suntech Power Holdings Co. Ltd. sponsored ADR	41,700	1,081,281
		2,427,516
Heavy Electrical Equipment - 0.8%
Areva (investment certificates)(non-vtg.)	100	57,660
Vestas Wind Systems AS (a)	256,400	6,913,003
		6,970,663
TOTAL ELECTRICAL EQUIPMENT		9,398,179
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
Electronic Equipment & Instruments - 0.2%
Itron, Inc. (a)	28,000	1,303,120
ENERGY EQUIPMENT & SERVICES - 29.6%
Oil & Gas Drilling - 10.1%
Diamond Offshore Drilling, Inc.	109,800	8,666,514
ENSCO International, Inc.	33,200	1,534,504
GlobalSantaFe Corp.	552,200	30,332,346
Helmerich & Payne, Inc.	400	11,072
Nabors Industries Ltd. (a)	2,200	77,704
Noble Corp.	300,500	21,560,875
Patterson-UTI Energy, Inc.	2,900	82,128
Pride International, Inc. (a)	495,500	14,800,585
Rowan Companies, Inc.	900	30,483
TODCO Class A	1,200	45,732
Transocean, Inc. (a)	99,200	7,661,216
		84,803,159
Oil & Gas Equipment & Services - 19.5%
Baker Hughes, Inc.	175,050	13,995,248
BJ Services Co.	99,700	3,616,119
Cameron International Corp. (a)	2,500	126,025
FMC Technologies, Inc. (a)	2,300	144,946
Global Industries Ltd. (a)	5,000	83,400
Grant Prideco, Inc. (a)	1,900	86,469
Halliburton Co.	871,000	29,056,560
Hydril Co. (a)	45,000	3,117,150
Key Energy Services, Inc. (a)	151,800	2,239,050
Maverick Tube Corp. (a)	2,500	159,475
National Oilwell Varco, Inc. (a)	439,732	29,479,633
Oil States International, Inc. (a)	4,200	135,072
RPC, Inc.	2,900	66,700
Saipem Spa	3,800	87,594
Schlumberger Ltd. (NY Shares)	590,600	39,481,608
Smith International, Inc.	668,200	29,781,674
Veritas DGC, Inc. (a)	35,000	2,004,450
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY EQUIPMENT & SERVICES - CONTINUED
Oil & Gas Equipment & Services - continued
W-H Energy Services, Inc. (a)	41,500	$ 2,283,330
Weatherford International Ltd. (a)	188,100	8,810,604
		164,755,107
TOTAL ENERGY EQUIPMENT & SERVICES		249,558,266
FOOD PRODUCTS - 0.5%
Agricultural Products - 0.5%
Archer-Daniels-Midland Co.	2,300	101,200
Corn Products International, Inc.	117,800	3,918,028
Global Bio-Chem Technology Group Co. Ltd.	102,000	34,262
		4,053,490
GAS UTILITIES - 0.1%
Gas Utilities - 0.1%
Questar Corp.	11,700	1,036,620
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 1.1%
Independent Power Producers & Energy Traders - 1.1%
Mirant Corp. (a)	210,900	5,603,613
NRG Energy, Inc.	11,400	561,450
TXU Corp.	47,300	3,038,079
		9,203,142
INDUSTRIAL CONGLOMERATES - 0.4%
Industrial Conglomerates - 0.4%
McDermott International, Inc. (a)	73,350	3,340,359
Walter Industries, Inc.	1,400	62,664
		3,403,023
INSURANCE - 0.0%
Property & Casualty Insurance - 0.0%
Navigators Group, Inc. (a)	7,800	331,578
INVESTMENT COMPANIES - 0.0%
Investment Companies - 0.0%
Canfor Pulp Income Fund (a)	262	2,683
MACHINERY - 2.1%
Construction & Farm Machinery & Heavy Trucks - 2.1%
Bucyrus International, Inc. Class A	233,400	11,368,914
Joy Global, Inc.	154,550	5,798,716
Trinity Industries, Inc.	19,050	636,651
		17,804,281
MARINE - 0.1%
Marine - 0.1%
American Commercial Lines, Inc.	14,400	791,280
Stolt-Nielsen SA (d)	2,200	49,686
		840,966

	Shares	Value (Note 1)
METALS & MINING - 15.0%
Aluminum - 3.8%
Alcan, Inc.	1,300	$ 59,290
Alcoa, Inc.	914,800	27,398,260
Century Aluminum Co. (a)	2,500	77,175
Novelis, Inc.	224,400	4,422,163
		31,956,888
Diversified Metals & Mining - 4.6%
Falconbridge Ltd.	217,100	11,946,639
Freeport-McMoRan Copper & Gold, Inc. Class B	1,997	108,956
Inco Ltd.	31,100	2,403,407
Phelps Dodge Corp.	1,000	87,340
RTI International Metals, Inc. (a)	98,562	4,541,737
Teck Cominco Ltd. Class B (sub. vtg.)	79,700	5,275,300
Titanium Metals Corp.	459,855	13,262,218
VSMPO-AVISMA Corp. warrants (UBS Warrant Programme) 9/28/06 (a)	6,329	1,379,722
		39,005,319
Gold - 3.4%
Bema Gold Corp. (a)	168,700	961,572
Eldorado Gold Corp. (a)	436,400	2,059,364
Meridian Gold, Inc. (a)	296,600	7,996,877
Newmont Mining Corp.	340,400	17,438,692
Sasamat Capital Corp. (a)	15,999	41,597
		28,498,102
Precious Metals & Minerals - 0.2%
Aquarius Platinum Ltd. (United Kingdom)	60,400	1,009,266
Shore Gold, Inc. (a)	178,100	761,757
		1,771,023
Steel - 3.0%
AK Steel Holding Corp. (a)	58,300	753,236
Allegheny Technologies, Inc.	148,400	9,481,276
Commercial Metals Co.	30,200	685,238
Companhia Vale do Rio Doce sponsored ADR	4,800	111,360
Hitachi Metals Ltd.	7,000	65,268
Mittal Steel Co. NV Class A (NY Shares)	22,900	783,409
Oregon Steel Mills, Inc. (a)	253,300	11,712,592
United States Steel Corp.	26,500	1,671,355
		25,263,734
TOTAL METALS & MINING		126,495,066
OIL, GAS & CONSUMABLE FUELS - 42.6%
Coal & Consumable Fuels - 4.3%
Arch Coal, Inc.	106,800	4,051,992
Cameco Corp.	217,700	8,674,525
CONSOL Energy, Inc.	193,800	7,976,808
Foundation Coal Holdings, Inc.	127,100	4,847,594
Common Stocks - continued
	Shares	Value (Note 1)
OIL, GAS & CONSUMABLE FUELS - CONTINUED
Coal & Consumable Fuels - continued
Peabody Energy Corp.	210,300	$ 10,493,970
USEC, Inc.	2,300	24,219
		36,069,108
Integrated Oil & Gas - 13.1%
BP PLC sponsored ADR	2,148	155,773
Chevron Corp.	310,236	20,407,324
ConocoPhillips	486,238	33,375,376
ENI Spa sponsored ADR	110,250	6,767,145
Exxon Mobil Corp.	341,460	23,130,500
Hess Corp.	1,800	95,220
Husky Energy, Inc.	35,400	2,404,422
MOL Magyar Olay-es Gazipari RT Series A (For. Reg.)	500	55,438
OAO Gazprom sponsored ADR	129,210	5,395,164
Occidental Petroleum Corp.	64,900	6,992,975
OMV AG	51,100	3,134,390
Suncor Energy, Inc.	102,400	8,257,335
		110,171,062
Oil & Gas Exploration & Production - 18.3%
Anadarko Petroleum Corp.	1,600	73,184
Apache Corp.	600	42,282
Cabot Oil & Gas Corp.	122,900	6,482,975
Canadian Natural Resources Ltd.	223,200	11,854,295
Chesapeake Energy Corp.	746,600	24,563,140
Comstock Resources, Inc. (a)	1,100	32,362
Denbury Resources, Inc. (a)	2,100	72,807
Devon Energy Corp.	700	45,248
EnCana Corp.	96,464	5,203,396
Energy Partners Ltd. (a)	54,100	982,997
EOG Resources, Inc.	151,200	11,211,480
EXCO Resources, Inc.	3,000	38,760
Goodrich Petroleum Corp.	3,400	115,430
Houston Exploration Co. (a)	18,900	1,206,954
Hugoton Royalty Trust	14,085	438,044
Kerr-McGee Corp.	207,300	14,552,460
Mariner Energy, Inc. (a)	34,210	616,122
Newfield Exploration Co. (a)	1,600	74,208
Nexen, Inc.	85,900	5,025,256
Penn West Energy Trust (d)	50,700	2,036,334
Plains Exploration & Production Co. (a)	96,900	4,259,724
Pogo Producing Co.	1,600	70,832
Quicksilver Resources, Inc. (a)	45,050	1,592,968
Range Resources Corp.	633,527	17,808,444
Southwestern Energy Co. (a)	1,800	61,920

	Shares	Value (Note 1)
Talisman Energy, Inc.	682,900	$ 11,604,955
Ultra Petroleum Corp. (a)	299,800	17,556,288
XTO Energy, Inc.	351,300	16,507,587
		154,130,452
Oil & Gas Refining & Marketing - 4.0%
ERG Spa	3,100	75,276
Frontier Oil Corp.	4,200	148,050
Neste Oil Oyj	2,000	68,977
Valero Energy Corp.	493,248	33,259,713
Western Refining, Inc.	4,700	108,053
		33,660,069
Oil & Gas Storage & Transport - 2.9%
El Paso Corp.	263,200	4,211,200
Kinder Morgan, Inc.	9,500	969,000
OMI Corp.	276,000	6,088,560
Overseas Shipholding Group, Inc.	55,500	3,573,645
Plains All American Pipeline LP	26,300	1,213,745
TransCanada Corp.	74,900	2,300,084
Western Gas Resources, Inc.	46,400	2,813,696
Williams Companies, Inc.	156,700	3,799,975
		24,969,905
TOTAL OIL, GAS & CONSUMABLE FUELS		359,000,596
PAPER & FOREST PRODUCTS - 1.5%
Forest Products - 1.2%
Canfor Corp. New (a)	2,629	25,881
Sino-Forest Corp. (a)	691,700	3,429,160
Weyerhaeuser Co.	115,800	6,792,828
		10,247,869
Paper Products - 0.3%
Aracruz Celulose SA (PN-B) sponsored ADR (non-vtg.)	40,900	2,044,182
TOTAL PAPER & FOREST PRODUCTS		12,292,051
REAL ESTATE INVESTMENT TRUSTS - 0.1%
Specialized REITs - 0.1%
Plum Creek Timber Co., Inc.	32,700	1,113,762
ROAD & RAIL - 0.4%
Railroads - 0.4%
Burlington Northern Santa Fe Corp.	47,400	3,266,334
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.0%
Semiconductors - 0.0%
Renewable Energy Corp. AS	1,700	22,857
TOTAL COMMON STOCKS (Cost $642,782,710)		836,578,665
Money Market Funds - 1.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 5.3% (b)	6,802,543	$ 6,802,543
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	3,352,570	3,352,570
TOTAL MONEY MARKET FUNDS (Cost $10,155,113)		10,155,113
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $652,937,823)		846,733,778
NET OTHER ASSETS - (0.5)%		(4,120,528)
NET ASSETS - 100%		$ 842,613,250
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 360,064
Fidelity Securities Lending Cash Central Fund	188,393
Total	$ 548,457
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	69.6%
Canada	13.7%
Cayman Islands	6.3%
Netherlands Antilles	4.7%
Others (individually less than 1%)	5.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Advisor Natural Resources Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $2,685,893) - See accompanying schedule: Unaffiliated issuers (cost $642,782,710)	$ 836,578,665
Affiliated Central Funds (cost $10,155,113)	10,155,113
Total Investments (cost $652,937,823)		$ 846,733,778
Foreign currency held at value (cost $5)		5
Receivable for investments sold		5,144,218
Receivable for fund shares sold		2,541,438
Dividends receivable		507,898
Interest receivable		26,643
Prepaid expenses		821
Other receivables		57,286
Total assets		855,012,087

Liabilities
Payable for investments purchased	$ 6,237,239
Payable for fund shares redeemed	1,747,758
Accrued management fee	387,516
Distribution fees payable	397,832
Other affiliated payables	217,613
Other payables and accrued expenses	58,309
Collateral on securities loaned, at value	3,352,570
Total liabilities		12,398,837

Net Assets		$ 842,613,250
Net Assets consist of:
Paid in capital		$ 544,858,939
Undistributed net investment income		6,675
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		103,950,573
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		193,797,063
Net Assets		$ 842,613,250

Statement of Assets and Liabilities - continued

July 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($204,391,024 ÷ 4,406,003 shares)	$ 46.39

Maximum offering price per share (100/94.25 of $46.39)	$ 49.22
Class T: Net Asset Value and redemption price per share ($362,271,815 ÷ 7,678,637 shares)	$ 47.18

Maximum offering price per share (100/96.50 of $47.18)	$ 48.89
Class B: Net Asset Value and offering price per share ($130,973,269 ÷ 2,903,752 shares)A	$ 45.10

Class C: Net Asset Value and offering price per share ($125,423,820 ÷ 2,766,681 shares)A	$ 45.33

Institutional Class: Net Asset Value, offering price and redemption price per share ($19,553,322 ÷ 411,817 shares)	$ 47.48

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Natural Resources Fund
Financial Statements - continued

Statement of Operations

Year ended July 31, 2006

Investment Income
Dividends		$ 7,227,612
Interest		1,751
Income from affiliated Central Funds		548,457
Total income		7,777,820

Expenses
Management fee	$ 4,061,623
Transfer agent fees	2,021,172
Distribution fees	4,244,572
Accounting and security lending fees	272,106
Independent trustees' compensation	2,959
Custodian fees and expenses	116,807
Registration fees	112,077
Audit	46,148
Legal	7,719
Interest	891
Miscellaneous	7,001
Total expenses before reductions	10,893,075
Expense reductions	(259,444)	10,633,631
Net investment income (loss)		(2,855,811)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	151,055,302
Foreign currency transactions	14,738
Total net realized gain (loss)		151,070,040
Change in net unrealized appreciation (depreciation) on: Investment securities	36,147,683
Assets and liabilities in foreign currencies	1,447
Total change in net unrealized appreciation (depreciation)		36,149,130
Net gain (loss)		187,219,170
Net increase (decrease) in net assets resulting from operations		$ 184,363,359

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,855,811)	$ (571,477)
Net realized gain (loss)	151,070,040	75,535,938
Change in net unrealized appreciation (depreciation)	36,149,130	81,246,071
Net increase (decrease) in net assets resulting from operations	184,363,359	156,210,532
Distributions to shareholders from net investment income	-	(316,454)
Distributions to shareholders from net realized gain	(96,405,578)	(5,002,969)
Total distributions	(96,405,578)	(5,319,423)
Share transactions - net increase (decrease)	199,114,450	49,200,390
Redemption fees	111,350	77,479
Total increase (decrease) in net assets	287,183,581	200,168,978

Net Assets
Beginning of period	555,429,669	355,260,691
End of period (including undistributed net investment income of $6,675 and accumulated net investment loss of $1,571, respectively)	$ 842,613,250	$ 555,429,669

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 40.93	$ 29.12	$ 21.65	$ 20.33	$ 26.42
Income from Investment Operations
Net investment income (loss) C	(.04)	.06	.07	.13	.15
Net realized and unrealized gain (loss)	12.30	12.21	7.50	1.30	(4.36)
Total from investment operations	12.26	12.27	7.57	1.43	(4.21)
Distributions from net investment income	-	(.06)	(.10)	(.11)	(.18)
Distributions from net realized gain	(6.81)	(.41)	-	-	(1.70)
Total distributions	(6.81)	(.47)	(.10)	(.11)	(1.88)
Redemption fees added to paid in capital C	.01	.01	- E	- E	- E
Net asset value, end of period	$ 46.39	$ 40.93	$ 29.12	$ 21.65	$ 20.33
Total Return A, B	32.90%	42.69%	35.08%	7.07%	(16.92)%
Ratios to Average Net Assets D
Expenses before reductions	1.21%	1.25%	1.30%	1.36%	1.28%
Expenses net of fee waivers, if any	1.21%	1.25%	1.30%	1.36%	1.28%
Expenses net of all reductions	1.17%	1.19%	1.29%	1.32%	1.24%
Net investment income (loss)	(.09)%	.19%	.28%	.63%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 204,391	$ 90,342	$ 44,315	$ 21,798	$ 21,993
Portfolio turnover rate	139%	125%	40%	41%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 41.46	$ 29.52	$ 21.97	$ 20.61	$ 26.73
Income from Investment Operations
Net investment income (loss) C	(.13)	-	.03	.10	.11
Net realized and unrealized gain (loss)	12.49	12.37	7.60	1.32	(4.42)
Total from investment operations	12.36	12.37	7.63	1.42	(4.31)
Distributions from net investment income	-	(.03)	(.08)	(.06)	(.11)
Distributions from net realized gain	(6.65)	(.41)	-	-	(1.70)
Total distributions	(6.65)	(.44)	(.08)	(.06)	(1.81)
Redemption fees added to paid in capital C	.01	.01	- E	- E	- E
Net asset value, end of period	$ 47.18	$ 41.46	$ 29.52	$ 21.97	$ 20.61
Total Return A, B	32.60%	42.41%	34.82%	6.91%	(17.07)%
Ratios to Average Net Assets D
Expenses before reductions	1.42%	1.44%	1.48%	1.50%	1.45%
Expenses net of fee waivers, if any	1.42%	1.44%	1.48%	1.50%	1.45%
Expenses net of all reductions	1.38%	1.39%	1.47%	1.47%	1.41%
Net investment income (loss)	(.29)%	(.01)%	.10%	.48%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$ 362,272	$ 280,820	$ 201,187	$ 155,249	$ 174,670
Portfolio turnover rate	139%	125%	40%	41%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 39.89	$ 28.54	$ 21.28	$ 20.02	$ 26.04
Income from Investment Operations
Net investment income (loss) C	(.35)	(.18)	(.11)	(.01)	(.02)
Net realized and unrealized gain (loss)	11.98	11.93	7.37	1.27	(4.29)
Total from investment operations	11.63	11.75	7.26	1.26	(4.31)
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	(6.43)	(.41)	-	-	(1.70)
Total distributions	(6.43)	(.41)	-	-	(1.71)
Redemption fees added to paid in capital C	.01	.01	- E	- E	- E
Net asset value, end of period	$ 45.10	$ 39.89	$ 28.54	$ 21.28	$ 20.02
Total Return A, B	31.86%	41.66%	34.12%	6.29%	(17.51)%
Ratios to Average Net Assets D
Expenses before reductions	1.96%	1.98%	2.02%	2.06%	2.00%
Expenses net of fee waivers, if any	1.96%	1.98%	2.02%	2.06%	2.00%
Expenses net of all reductions	1.92%	1.93%	2.01%	2.02%	1.95%
Net investment income (loss)	(.84)%	(.55)%	(.44)%	(.07)%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 130,973	$ 102,003	$ 68,347	$ 50,833	$ 58,656
Portfolio turnover rate	139%	125%	40%	41%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 40.10	$ 28.68	$ 21.38	$ 20.10	$ 26.15
Income from Investment Operations
Net investment income (loss) C	(.34)	(.17)	(.10)	- E	(.01)
Net realized and unrealized gain (loss)	12.06	11.99	7.40	1.28	(4.32)
Total from investment operations	11.72	11.82	7.30	1.28	(4.33)
Distributions from net investment income	-	-	-	-	(.02)
Distributions from net realized gain	(6.50)	(.41)	-	-	(1.70)
Total distributions	(6.50)	(.41)	-	-	(1.72)
Redemption fees added to paid in capital C	.01	.01	- E	- E	- E
Net asset value, end of period	$ 45.33	$ 40.10	$ 28.68	$ 21.38	$ 20.10
Total Return A, B	31.96%	41.70%	34.14%	6.37%	(17.52)%
Ratios to Average Net Assets D
Expenses before reductions	1.92%	1.94%	1.99%	2.01%	1.96%
Expenses net of fee waivers, if any	1.92%	1.94%	1.99%	2.01%	1.96%
Expenses net of all reductions	1.88%	1.89%	1.97%	1.97%	1.92%
Net investment income (loss)	(.79)%	(.51)%	(.41)%	(.02)%	(.03)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 125,424	$ 72,832	$ 37,206	$ 22,044	$ 24,201
Portfolio turnover rate	139%	125%	40%	41%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Natural Resources

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 41.76	$ 29.64	$ 22.03	$ 20.67	$ 26.82
Income from Investment Operations
Net investment income (loss) B	.12	.19	.18	.22	.23
Net realized and unrealized gain (loss)	12.56	12.44	7.62	1.32	(4.43)
Total from investment operations	12.68	12.63	7.80	1.54	(4.20)
Distributions from net investment income	-	(.11)	(.19)	(.18)	(.25)
Distributions from net realized gain	(6.97)	(.41)	-	-	(1.70)
Total distributions	(6.97)	(.52)	(.19)	(.18)	(1.95)
Redemption fees added to paid in capital B	.01	.01	- D	- D	- D
Net asset value, end of period	$ 47.48	$ 41.76	$ 29.64	$ 22.03	$ 20.67
Total Return A	33.35%	43.21%	35.60%	7.51%	(16.64)%
Ratios to Average Net Assets C
Expenses before reductions	.87%	.89%	.90%	.95%	.93%
Expenses net of fee waivers, if any	.87%	.89%	.90%	.95%	.93%
Expenses net of all reductions	.83%	.84%	.89%	.91%	.89%
Net investment income (loss)	.26%	.54%	.68%	1.04%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,553	$ 9,433	$ 4,206	$ 2,652	$ 4,938
Portfolio turnover rate	139%	125%	40%	41%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Natural Resources Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile. The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 207,199,736
Unrealized depreciation	(14,993,400)
Net unrealized appreciation (depreciation)	192,206,336
Undistributed ordinary income	35,881,212
Undistributed long-term capital gain	54,035,463

Cost for federal income tax purposes	$ 654,527,442

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ 27,866,863	$ 316,454
Long-term Capital Gains	68,538,715	5,002,969
Total	$ 96,405,578	$ 5,319,423

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

On September 21, 2006, the Board of Trustees approved a change in the redemption fee. Effective October 1, 2006, shares held in the Fund less than 30 days will be subject to a redemption fee equal to .75% of the proceeds of the redeemed shares.

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets and results of operations.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,089,448,015 and $992,410,958, respectively.

Natural Resources

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 369,752	$ 4,412
Class T	.25%	.25%	1,653,110	21,400
Class B	.75%	.25%	1,222,397	917,147
Class C	.75%	.25%	999,313	314,970
			$ 4,244,572	$ 1,257,929

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 366,923
Class T	97,815
Class B *	194,578
Class C *	38,445
$ 697,761

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 460,271.31
Class T	879,204.27
Class B	379,871.31
Class C	268,549.27
Institutional Class	33,277.22
	$ 2,021,172

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,562 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 8,400,000	3.82%	$ 891

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $1,972 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $188,393.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $258,751 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Institutional Class	$ 693

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide

Natural Resources

8. Other - continued

general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2006	2005
From net investment income
Class A	$ -	$ 99,736
Class T	-	195,831
Institutional Class	-	20,887
Total	$ -	$ 316,454
From net realized gain
Class A	$ 17,953,640	$ 681,527
Class T	46,191,250	2,676,352
Class B	17,304,417	974,727
Class C	12,815,774	592,512
Institutional Class	2,140,497	77,851
Total	$ 96,405,578	$ 5,002,969

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	2,831,331	1,253,753	$ 124,673,619	$ 43,103,050
Reinvestment of distributions	400,806	23,046	16,449,083	714,182
Shares redeemed	(1,033,179)	(591,542)	(44,849,856)	(19,723,914)
Net increase (decrease)	2,198,958	685,257	$ 96,272,846	$ 24,093,318
Class T
Shares sold	1,987,040	1,803,813	$ 88,233,274	$ 62,397,322
Reinvestment of distributions	1,036,774	85,233	43,334,106	2,678,882
Shares redeemed	(2,118,138)	(1,932,106)	(92,809,287)	(66,301,961)
Net increase (decrease)	905,676	(43,060)	$ 38,758,093	$ (1,225,757)
Class B
Shares sold	1,013,249	949,870	$ 43,295,228	$ 31,871,038
Reinvestment of distributions	367,313	27,043	14,743,317	820,469
Shares redeemed	(1,034,052)	(814,770)	(43,654,702)	(26,808,279)
Net increase (decrease)	346,510	162,143	$ 14,383,843	$ 5,883,228
Class C
Shares sold	1,465,945	999,959	$ 63,632,906	$ 33,826,711
Reinvestment of distributions	261,691	15,581	10,551,203	475,225
Shares redeemed	(777,152)	(496,487)	(32,787,487)	(16,702,359)
Net increase (decrease)	950,484	519,053	$ 41,396,622	$ 17,599,577
Institutional Class
Shares sold	261,912	134,272	$ 11,683,224	$ 4,562,121
Reinvestment of distributions	24,127	2,107	1,012,348	66,476
Shares redeemed	(100,080)	(52,414)	(4,392,526)	(1,778,573)
Net increase (decrease)	185,959	83,965	$ 8,303,046	$ 2,850,024

Annual Report

Advisor Technology Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Life of fundA
Institutional Class	-3.19%	-2.00%	7.35%

A From September 3, 1996.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Technology Fund - Institutional Class on September 3, 1996, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Technology Fund

Management's Discussion of Fund Performance

Comments from Charlie Chai, Portfolio Manager of Fidelity® Advisor Technology Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

During the past year, the fund's Institutional Class shares returned -3.19%, beating the -6.42% return of the Goldman Sachs® Technology Index but trailing the S&P 500. Stock selection in the semiconductor, computer hardware, semiconductor equipment and computer storage/peripherals groups particularly helped fund performance versus the sector index, as did an underweighting in the weak semiconductor segment. Semiconductor leader Intel and computer maker Dell were the fund's top relative contributors. Both index components did poorly, and the fund was rewarded for underweighting them. In Dell's case, I sold the entire position by period end. It also helped to overweight Internet services provider Google, which enjoyed strong earnings growth. I subsequently trimmed the stock for valuation reasons. Other beneficial holdings were MEMC Electronic Materials and F5 Networks. Conversely, performance suffered because of underweightings in systems software and in data processing/outsourced services. Roughly a double weighting in communications equipment also hurt. Among individual holdings, overweighting Canada-based telecom equipment stock Nortel Networks proved ill-timed. Further dampening our results was software and services provider Openwave Systems. Underweighting systems software specialist Oracle and computer maker Hewlett-Packard was detrimental as well, as those stocks managed to buck the downward trend. The fund did not own Oracle at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Technology Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period * February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 823.60	$ 5.79
HypotheticalA	$ 1,000.00	$ 1,018.45	$ 6.41
Class T
Actual	$ 1,000.00	$ 822.40	$ 6.87
HypotheticalA	$ 1,000.00	$ 1,017.26	$ 7.60
Class B
Actual	$ 1,000.00	$ 820.10	$ 9.12
HypotheticalA	$ 1,000.00	$ 1,014.78	$ 10.09
Class C
Actual	$ 1,000.00	$ 820.40	$ 9.12
HypotheticalA	$ 1,000.00	$ 1,014.78	$ 10.09
Institutional Class
Actual	$ 1,000.00	$ 824.90	$ 4.07
HypotheticalA	$ 1,000.00	$ 1,020.33	$ 4.51

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.28%
Class T	1.52%
Class B	2.02%
Class C	2.02%
Institutional Class	.90%

Annual Report

Advisor Technology Fund

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
QUALCOMM, Inc.	5.8	6.2
Corning, Inc.	5.6	2.2
Apple Computer, Inc.	4.9	4.2
Hewlett-Packard Co.	3.9	3.9
Motorola, Inc.	3.8	2.4
Intel Corp.	3.1	0.0
Broadcom Corp. Class A	2.9	0.5
Comverse Technology, Inc.	2.7	1.6
F5 Networks, Inc.	2.5	3.0
Google, Inc. Class A (sub. vtg.)	2.0	3.9
	37.2
Top Industries (% of fund's net assets)
As of July 31, 2006
Communications Equipment	33.9%
Semiconductors & Semiconductor Equipment	26.1%
Computers & Peripherals	13.7%
Software	8.8%
Electronic Equipment & Instruments	6.7%
All Others *	10.8%

As of January 31, 2006
Communications Equipment	31.7%
Computers & Peripherals	18.4%
Semiconductors & Semiconductor Equipment	17.1%
Software	8.9%
Internet Software & Services	8.1%
All Others *	15.8%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Technology Fund

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 100.4%
	Shares	Value (Note 1)
BUILDING PRODUCTS - 0.3%
Building Products - 0.3%
Asahi Glass Co. Ltd.	156,000	$ 1,998,814
COMMERCIAL SERVICES & SUPPLIES - 0.7%
Diversified Commercial & Professional Services - 0.7%
Equifax, Inc.	10,300	332,484
Tele Atlas NV (a)	319,356	5,229,655
		5,562,139
COMMUNICATIONS EQUIPMENT - 33.8%
Communications Equipment - 33.8%
ADC Telecommunications, Inc. (a)	318,264	3,892,369
Adtran, Inc.	172,500	3,772,575
ADVA AG Optical Networking (a)	363,673	3,061,303
Andrew Corp. (a)	318,600	2,692,170
Arris Group, Inc. (a)	3,200	34,208
AudioCodes Ltd. (a)	853,650	8,280,405
Bookham, Inc. (a)(d)	1,564,658	4,662,681
Ceragon Networks Ltd. (a)	499,500	2,322,675
CIENA Corp. (a)	2,864,400	10,397,772
CommScope, Inc. (a)	16,800	524,664
Comverse Technology, Inc. (a)	1,012,700	19,626,126
Corning, Inc.	2,148,800	40,977,616
CSR PLC (a)	165,200	3,502,631
ECI Telecom Ltd. (a)	436,718	2,926,011
F5 Networks, Inc. (a)	394,300	18,271,862
Finisar Corp. (a)(d)	2,030,371	5,685,039
Foundry Networks, Inc. (a)	304,700	3,156,692
Foxconn International Holdings Ltd. (a)	130,000	302,158
Harris Corp.	40,500	1,844,775
ITF Optical Technologies, Inc. Series A (a)(f)	34,084	0
Ixia (a)	38,186	353,984
JDS Uniphase Corp. (a)	1,492,300	3,178,599
Juniper Networks, Inc. (a)	197,846	2,661,029
Motorola, Inc.	1,235,500	28,119,980
Nortel Networks Corp.	4,517,600	8,854,512
Orckit Communications Ltd. (a)	45,400	349,580
OZ Optics Ltd. unit (a)(f)	68,000	1,003,000
Powerwave Technologies, Inc. (a)	813,100	6,456,014
QUALCOMM, Inc.	1,214,700	42,830,321
Research In Motion Ltd. (a)	28,370	1,861,923
Sandvine Corp. (e)	1,718,500	4,028,856
Sonus Networks, Inc. (a)	790,600	3,541,888
Stratex Networks, Inc. (a)	477,300	1,675,323
Symmetricom, Inc. (a)	634,536	4,492,515
Tekelec (a)	244,100	2,511,789
TomTom Group BV (a)	28,500	1,060,462
		248,913,507

	Shares	Value (Note 1)
COMPUTERS & PERIPHERALS - 13.7%
Computer Hardware - 11.4%
Apple Computer, Inc. (a)	527,600	$ 35,855,696
Concurrent Computer Corp. (a)	2,791,264	5,191,751
Hewlett-Packard Co.	889,800	28,393,518
NCR Corp. (a)	141,100	4,534,954
Neoware Systems, Inc. (a)(d)	150,300	1,860,714
Sun Microsystems, Inc. (a)	1,776,700	7,728,645
		83,565,278
Computer Storage & Peripherals - 2.3%
Brocade Communications Systems, Inc. (a)	4,200	26,292
Emulex Corp. (a)	80,000	1,191,200
Network Appliance, Inc. (a)	170,900	5,074,021
Novatel Wireless, Inc. (a)(d)	147,700	1,633,562
Rackable Systems, Inc. (a)	11,800	251,576
Synaptics, Inc. (a)	428,000	8,996,560
		17,173,211
TOTAL COMPUTERS & PERIPHERALS		100,738,489
ELECTRICAL EQUIPMENT - 0.8%
Electrical Components & Equipment - 0.8%
Energy Conversion Devices, Inc. (a)	35,900	1,208,035
Evergreen Solar, Inc. (a)(d)	437,397	4,124,654
Q-Cells AG	600	42,965
Suntech Power Holdings Co. Ltd. sponsored ADR	35,400	917,922
		6,293,576
ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.7%
Electronic Equipment & Instruments - 4.6%
AU Optronics Corp. sponsored ADR (d)	483,800	7,131,212
Cognex Corp.	13,600	320,960
Dolby Laboratories, Inc. Class A (a)	22,100	443,105
LG.Philips LCD Co. Ltd. sponsored ADR (a)(d)	739,900	13,162,821
Nippon Electric Glass Co. Ltd.	385,000	8,596,598
Photon Dynamics, Inc. (a)	425,351	4,517,228
		34,171,924
Electronic Manufacturing Services - 1.5%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,133,878	6,717,533
Jabil Circuit, Inc.	160,000	3,696,000
Trimble Navigation Ltd. (a)	11,200	537,936
		10,951,469
Technology Distributors - 0.6%
Brightpoint, Inc. (a)	233,055	3,418,917
Wolfson Microelectronics PLC (a)	91,000	768,366
		4,187,283
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		49,310,676
Common Stocks - continued
	Shares	Value (Note 1)
HOUSEHOLD DURABLES - 0.2%
Consumer Electronics - 0.2%
ReignCom Ltd. (a)	24,592	$ 108,394
Thomson SA	68,900	1,157,324
		1,265,718
Household Appliances - 0.0%
iRobot Corp. (d)	1,400	24,514
TOTAL HOUSEHOLD DURABLES		1,290,232
INDUSTRIAL CONGLOMERATES - 0.2%
Industrial Conglomerates - 0.2%
Orkla ASA (A Shares)	27,050	1,226,209
INTERNET & CATALOG RETAIL - 0.2%
Internet Retail - 0.2%
Gmarket, Inc. sponsored ADR	1,400	20,342
GSI Commerce, Inc. (a)	145,137	1,863,559
		1,883,901
INTERNET SOFTWARE & SERVICES - 4.6%
Internet Software & Services - 4.6%
Akamai Technologies, Inc. (a)	3,700	146,631
aQuantive, Inc. (a)	113,200	2,320,600
Ariba, Inc. (a)	43,500	339,300
AsiaInfo Holdings, Inc. (a)	120,000	499,200
Baidu.com, Inc. sponsored ADR	700	50,330
Google, Inc. Class A (sub. vtg.) (a)	37,550	14,516,830
Liquidity Services, Inc.	67,900	863,688
Marchex, Inc. Class B	182,100	2,321,775
Openwave Systems, Inc. (a)	1,144,193	7,540,232
Traffic.com, Inc. (d)	71,391	412,640
VeriSign, Inc. (a)	166,800	2,990,724
WebSideStory, Inc. (a)	164,100	2,006,943
		34,008,893
IT SERVICES - 3.6%
Data Processing & Outsourced Services - 1.8%
First Data Corp.	338,400	13,823,640
IT Consulting & Other Services - 1.8%
Cognizant Technology Solutions Corp. Class A (a)	109,400	7,164,606
Infosys Technologies Ltd. sponsored ADR (d)	82,800	3,402,252
Kanbay International, Inc. (a)	81,900	1,187,550
Satyam Computer Services Ltd. sponsored ADR	38,900	1,371,225
		13,125,633
TOTAL IT SERVICES		26,949,273
PHARMACEUTICALS - 0.1%
Pharmaceuticals - 0.1%
Merck KGaA	8,900	811,932

	Shares	Value (Note 1)
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
Real Estate Management & Development - 0.2%
Move, Inc.	295,625	$ 1,300,750
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 26.1%
Semiconductor Equipment - 5.4%
Applied Materials, Inc.	237,100	3,731,954
ASM International NV (NASDAQ) (a)	58,900	915,306
ASML Holding NV (NY Shares) (a)	251,500	5,004,850
Axcelis Technologies, Inc. (a)	149,500	826,735
Credence Systems Corp. (a)	261,900	738,558
Cymer, Inc. (a)	63,900	2,499,768
EMCORE Corp. (a)(d)	175,998	1,242,546
Entegris, Inc. (a)	275,945	2,607,680
FormFactor, Inc. (a)	66,600	2,855,142
ICOS Vision Systems NV (a)	9,100	330,694
KLA-Tencor Corp.	53,700	2,265,603
Lam Research Corp. (a)	90,400	3,759,736
MEMC Electronic Materials, Inc. (a)	67,200	2,044,224
Rudolph Technologies, Inc. (a)	203,700	2,833,467
Tessera Technologies, Inc. (a)	113,785	3,580,814
Varian Semiconductor Equipment Associates, Inc. (a)	35,550	1,126,935
Verigy Ltd.	242,400	3,623,880
		39,987,892
Semiconductors - 20.7%
Advanced Analogic Technologies, Inc.	233,550	2,197,706
AMIS Holdings, Inc. (a)	201,200	1,887,256
Applied Micro Circuits Corp. (a)	657,229	1,695,651
ARM Holdings PLC sponsored ADR	193,000	1,252,570
Broadcom Corp. Class A (a)	900,122	21,593,927
Cambridge Display Technologies, Inc. (a)(d)	61,700	310,351
Conexant Systems, Inc. (a)	186,900	334,551
Cree, Inc. (a)(d)	66,700	1,315,991
Cypress Semiconductor Corp. (a)	342,800	5,207,132
Exar Corp. (a)	12,463	161,396
Fairchild Semiconductor International, Inc. (a)	68,300	1,117,388
Freescale Semiconductor, Inc. Class A (a)	280,700	8,036,441
Himax Technologies, Inc. sponsored ADR	487,200	3,152,184
Ikanos Communications, Inc.	270,000	3,739,500
Infineon Technologies AG sponsored ADR (a)	136,600	1,469,816
Integrated Device Technology, Inc. (a)	396,300	6,130,761
Intel Corp.	1,269,600	22,852,800
Intersil Corp. Class A	102,319	2,405,520
LSI Logic Corp. (a)	132,400	1,085,680
Marvell Technology Group Ltd. (a)	596,200	11,059,510
Micrel, Inc. (a)	136,000	1,452,480
Microtune, Inc. (a)	444,440	2,582,196
Mindspeed Technologies, Inc. (a)	764,746	1,368,895
MoSys, Inc. (a)	32,100	230,478
National Semiconductor Corp.	204,200	4,749,692
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - CONTINUED
Semiconductors - continued
Netlogic Microsystems, Inc. (a)(d)	148,000	$ 3,626,000
Novatek Microelectronics Corp.	1,172,039	5,762,483
O2Micro International Ltd. sponsored ADR (a)	676,646	4,053,110
Pericom Semiconductor Corp. (a)	37,400	314,160
Pixelplus Co. Ltd. sponsored ADR	114,100	228,200
PLX Technology, Inc. (a)	45,400	416,318
PMC-Sierra, Inc. (a)	135,900	694,449
Powerchip Semiconductor Corp.	2,617,000	1,718,240
ProMOS Technologies, Inc.	4,499,000	1,710,516
Saifun Semiconductors Ltd.	77,000	2,021,250
Semiconductor Manufacturing International Corp. sponsored ADR (a)(d)	126,600	835,560
Silicon On Insulator Technologies SA (SOITEC) (a)	163,000	4,347,384
Spansion, Inc. Class A (d)	407,900	5,702,442
STATS ChipPAC Ltd. sponsored ADR (a)	251,300	1,419,845
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	227,500	1,972,425
Trident Microsystems, Inc. (a)	469,700	8,088,234
Vimicro International Corp. sponsored ADR	52,200	561,150
Winbond Electronics Corp. (a)	2,721,000	762,804
Zoran Corp. (a)	45,500	730,275
		152,354,717
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		192,342,609
SOFTWARE - 8.8%
Application Software - 7.0%
Adobe Systems, Inc. (a)	253,900	7,238,689
Ansys, Inc. (a)	36,000	1,652,040
Autodesk, Inc. (a)	160,400	5,471,244
Citrix Systems, Inc. (a)	126,700	4,025,259
Cognos, Inc. (a)	157,300	4,915,625
FileNET Corp. (a)	33,800	1,075,516
Hyperion Solutions Corp. (a)	76,700	2,389,972
Informatica Corp. (a)	427,400	5,970,778
JDA Software Group, Inc. (a)	92,300	1,427,881
Kronos, Inc. (a)	22,100	641,121
NAVTEQ Corp. (a)	80,356	2,264,432
Open Solutions, Inc. (a)	46,500	1,285,725
Quest Software, Inc. (a)	112,800	1,541,976
Ulticom, Inc. (a)	1,199,117	11,907,232
		51,807,490
Home Entertainment Software - 1.0%
Activision, Inc. (a)	207,600	2,480,820
Electronic Arts, Inc. (a)	45,500	2,143,505

	Shares	Value (Note 1)
Shanda Interactive Entertainment Ltd. sponsored ADR (a)(d)	28,600	$ 431,002
THQ, Inc. (a)	112,200	2,545,818
		7,601,145
Systems Software - 0.8%
Red Hat, Inc. (a)	136,000	3,220,480
Wind River Systems, Inc. (a)	272,600	2,254,402
		5,474,882
TOTAL SOFTWARE		64,883,517
SPECIALTY RETAIL - 0.2%
Computer & Electronics Retail - 0.2%
Gamestop Corp. Class B (a)	37,400	1,406,240
WIRELESS TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
SBA Communications Corp. Class A (a)	45,500	1,086,540
Wireless Facilities, Inc. (a)	163,300	393,553
		1,480,093
TOTAL COMMON STOCKS (Cost $852,347,938)		740,400,850
Convertible Preferred Stocks - 0.0%

COMMUNICATIONS EQUIPMENT - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(f) (Cost $258,032)	17,200	0
Convertible Bonds - 0.1%
Principal Amount
COMMUNICATIONS EQUIPMENT - 0.1%
Communications Equipment - 0.1%
CIENA Corp. 0.25% 5/1/13 (Cost $1,270,000)	$ 1,270,000	1,062,609
Money Market Funds - 6.3%
	Shares
Fidelity Cash Central Fund, 5.3% (b)	8,493,900	8,493,900
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	37,571,734	37,571,734
TOTAL MONEY MARKET FUNDS (Cost $46,065,634)		46,065,634
TOTAL INVESTMENT PORTFOLIO - 106.8% (Cost $899,941,604)		787,529,093
NET OTHER ASSETS - (6.8)%		(50,202,553)
NET ASSETS - 100%		$ 737,326,540
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,028,856 or 0.5% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,003,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies, Inc. Series E	9/19/00	$ 258,032
ITF Optical Technologies, Inc. Series A	10/11/00	$ 1,711,500
OZ Optics Ltd. unit	8/18/00	$ 1,003,680
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 372,074
Fidelity Securities Lending Cash Central Fund	372,226
Total	$ 744,300
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	79.8%
Taiwan	3.5%
Canada	2.8%
Israel	2.2%
Korea (South)	1.8%
Netherlands	1.6%
Bermuda	1.5%
Japan	1.5%
Cayman Islands	1.3%
Others (individually less than 1%)	4.0%
100.0%
Income Tax Information
At July 31, 2006, the fund had a capital loss carryforward of approximately $1,516,738,814 of which $1,016,932,031 and $499,806,783 will expire on July 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Technology

Advisor Technology Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $36,256,883) - See accompanying schedule: Unaffiliated issuers (cost $853,875,970)	$ 741,463,459
Affiliated Central Funds (cost $46,065,634)	46,065,634
Total Investments (cost $899,941,604)		$ 787,529,093
Cash		413,442
Receivable for investments sold		35,272,896
Receivable for fund shares sold		2,952,591
Dividends receivable		220,316
Interest receivable		30,931
Prepaid expenses		1,344
Other receivables		88,248
Total assets		826,508,861

Liabilities
Payable for investments purchased	$ 45,513,384
Payable for fund shares redeemed	5,033,936
Accrued management fee	348,838
Distribution fees payable	381,710
Other affiliated payables	287,806
Other payables and accrued expenses	44,913
Collateral on securities loaned, at value	37,571,734
Total liabilities		89,182,321

Net Assets		$ 737,326,540
Net Assets consist of:
Paid in capital		$ 2,375,152,344
Accumulated net investment loss		(473)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,525,413,371)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(112,411,960)
Net Assets		$ 737,326,540

Statement of Assets and Liabilities - continued

July 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($189,054,148 ÷ 12,129,883 shares)	$ 15.59

Maximum offering price per share (100/94.25 of $15.59)	$ 16.54
Class T: Net Asset Value and redemption price per share ($260,966,194 ÷ 17,082,321 shares)	$ 15.28

Maximum offering price per share (100/96.50 of $15.28)	$ 15.83
Class B: Net Asset Value and offering price per share ($192,790,084 ÷ 13,212,986 shares)A	$ 14.59

Class C: Net Asset Value and offering price per share ($82,835,081 ÷ 5,651,772 shares)A	$ 14.66

Institutional Class: Net Asset Value, offering price and redemption price per share ($11,681,033 ÷ 726,875 shares)	$ 16.07

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Technology Fund
Financial Statements - continued

Statement of Operations

Year ended July 31, 2006

Investment Income
Dividends		$ 1,975,176
Interest		7,353
Income from affiliated Central Funds (including $372,226 from security lending)		744,300
Total income		2,726,829

Expenses
Management fee	$ 4,995,050
Transfer agent fees	3,686,670
Distribution fees	5,820,455
Accounting and security lending fees	320,128
Independent trustees' compensation	3,618
Custodian fees and expenses	64,525
Registration fees	67,783
Audit	52,682
Legal	12,649
Interest	2,477
Miscellaneous	10,528
Total expenses before reductions	15,036,565
Expense reductions	(952,251)	14,084,314
Net investment income (loss)		(11,357,485)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	134,132,843
Foreign currency transactions	(325,790)
Total net realized gain (loss)		133,807,053
Change in net unrealized appreciation (depreciation) on: Investment securities	(146,912,234)
Assets and liabilities in foreign currencies	93,636
Total change in net unrealized appreciation (depreciation)		(146,818,598)
Net gain (loss)		(13,011,545)
Net increase (decrease) in net assets resulting from operations		$ (24,369,030)

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (11,357,485)	$ (2,963,867)
Net realized gain (loss)	133,807,053	53,318,670
Change in net unrealized appreciation (depreciation)	(146,818,598)	82,424,513
Net increase (decrease) in net assets resulting from operations	(24,369,030)	132,779,316
Distributions to shareholders from net investment income	-	(3,825,456)
Share transactions - net increase (decrease)	(128,197,659)	(218,784,694)
Redemption fees	46,191	52,561
Total increase (decrease) in net assets	(152,520,498)	(89,778,273)

Net Assets
Beginning of period	889,847,038	979,625,311
End of period (including accumulated net investment loss of $473 and accumulated net investment loss of $658, respectively)	$ 737,326,540	$ 889,847,038

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.16	$ 13.98	$ 13.36	$ 10.03	$ 17.76
Income from Investment Operations
Net investment income (loss) C	(.15)	.02 D	(.17)	(.11)	(.15)
Net realized and unrealized gain (loss)	(.42)	2.24	.79	3.44	(7.58)
Total from investment operations	(.57)	2.26	.62	3.33	(7.73)
Distributions from net investment income	-	(.08)	-	-	-
Redemption fees added to paid in capital C	- F	- F	- F	- F	- F
Net asset value, end of period	$ 15.59	$ 16.16	$ 13.98	$ 13.36	$ 10.03
Total Return A, B	(3.53)%	16.20%	4.64%	33.20%	(43.52)%
Ratios to Average Net Assets E
Expenses before reductions	1.30%	1.37%	1.44%	1.70%	1.53%
Expenses net of fee waivers, if any	1.30%	1.37%	1.44%	1.59%	1.51%
Expenses net of all reductions	1.20%	1.26%	1.35%	1.38%	1.43%
Net investment income (loss)	(.88)%	.12% D	(1.10)%	(1.03)%	(1.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 189,054	$ 144,970	$ 123,389	$ 123,604	$ 101,649
Portfolio turnover rate	258%	180%	105%	140%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.87)%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.88	$ 13.76	$ 13.17	$ 9.91	$ 17.59
Income from Investment Operations
Net investment income (loss) C	(.19)	(.02) D	(.19)	(.14)	(.18)
Net realized and unrealized gain (loss)	(.41)	2.21	.78	3.40	(7.50)
Total from investment operations	(.60)	2.19	.59	3.26	(7.68)
Distributions from net investment income	-	(.07)	-	-	-
Redemption fees added to paid in capital C	- F	- F	- F	- F	- F
Net asset value, end of period	$ 15.28	$ 15.88	$ 13.76	$ 13.17	$ 9.91
Total Return A, B	(3.78)%	15.94%	4.48%	32.90%	(43.66)%
Ratios to Average Net Assets E
Expenses before reductions	1.55%	1.60%	1.62%	1.85%	1.70%
Expenses net of fee waivers, if any	1.55%	1.60%	1.62%	1.83%	1.70%
Expenses net of all reductions	1.44%	1.48%	1.53%	1.63%	1.62%
Net investment income (loss)	(1.13)%	(.11)% D	(1.28)%	(1.28)%	(1.26)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 260,966	$ 315,930	$ 363,399	$ 367,257	$ 302,657
Portfolio turnover rate	258%	180%	105%	140%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.24	$ 13.25	$ 12.76	$ 9.64	$ 17.21
Income from Investment Operations
Net investment income (loss) C	(.27)	(.09) D	(.27)	(.17)	(.25)
Net realized and unrealized gain (loss)	(.38)	2.12	.76	3.29	(7.32)
Total from investment operations	(.65)	2.03	.49	3.12	(7.57)
Distributions from net investment income	-	(.04)	-	-	-
Redemption fees added to paid in capital C	- F	- F	- F	- F	- F
Net asset value, end of period	$ 14.59	$ 15.24	$ 13.25	$ 12.76	$ 9.64
Total Return A, B	(4.27)%	15.33%	3.84%	32.37%	(43.99)%
Ratios to Average Net Assets E
Expenses before reductions	2.05%	2.13%	2.21%	2.38%	2.28%
Expenses net of fee waivers, if any	2.05%	2.13%	2.21%	2.25%	2.25%
Expenses net of all reductions	1.94%	2.02%	2.12%	2.05%	2.18%
Net investment income (loss)	(1.63)%	(.65)% D	(1.87)%	(1.69)%	(1.81)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 192,790	$ 309,020	$ 355,927	$ 391,832	$ 337,976
Portfolio turnover rate	258%	180%	105%	140%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.64)%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.31	$ 13.31	$ 12.80	$ 9.67	$ 17.25
Income from Investment Operations
Net investment income (loss) C	(.27)	(.08) D	(.26)	(.17)	(.24)
Net realized and unrealized gain (loss)	(.38)	2.12	.77	3.30	(7.34)
Total from investment operations	(.65)	2.04	.51	3.13	(7.58)
Distributions from net investment income	-	(.04)	-	-	-
Redemption fees added to paid in capital C	- F	- F	- F	- F	- F
Net asset value, end of period	$ 14.66	$ 15.31	$ 13.31	$ 12.80	$ 9.67
Total Return A, B	(4.25)%	15.34%	3.98%	32.37%	(43.94)%
Ratios to Average Net Assets E
Expenses before reductions	2.05%	2.10%	2.13%	2.28%	2.18%
Expenses net of fee waivers, if any	2.05%	2.10%	2.13%	2.25%	2.18%
Expenses net of all reductions	1.94%	1.99%	2.04%	2.05%	2.11%
Net investment income (loss)	(1.63)%	(.61)% D	(1.79)%	(1.69)%	(1.74)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 82,835	$ 108,287	$ 125,926	$ 139,654	$ 123,034
Portfolio turnover rate	258%	180%	105%	140%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Technology

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 16.60	$ 14.32	$ 13.61	$ 10.15	$ 17.90
Income from Investment Operations
Net investment income (loss) B	(.09)	.09 C	(.09)	(.05)	(.08)
Net realized and unrealized gain (loss)	(.44)	2.30	.80	3.51	(7.67)
Total from investment operations	(.53)	2.39	.71	3.46	(7.75)
Distributions from net investment income	-	(.11)	-	-	-
Redemption fees added to paid in capital B	- E	- E	- E	- E	- E
Net asset value, end of period	$ 16.07	$ 16.60	$ 14.32	$ 13.61	$ 10.15
Total Return A	(3.19)%	16.73%	5.22%	34.09%	(43.30)%
Ratios to Average Net Assets D
Expenses before reductions	.90%	.92%	.93%	.99%	1.00%
Expenses net of fee waivers, if any	.90%	.92%	.93%	.99%	1.00%
Expenses net of all reductions	.80%	.81%	.84%	.79%	.92%
Net investment income (loss)	(.49)%	.57% C	(.59)%	(.43)%	(.56)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,681	$ 11,640	$ 10,984	$ 11,511	$ 10,495
Portfolio turnover rate	258%	180%	105%	140%	164%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.14 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.42)%.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Technology Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, for which quotations are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. As a result in the change in the estimate of the return of capital component of dividend income realized in the year ended July 31, 2006, dividend income has been increased $206,207 with a corresponding decrease to net unrealized appreciation (depreciation). The change in estimate has no impact on total net

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Transactions and Income - continued

assets or total return of the Fund. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 18,082,086
Unrealized depreciation	(139,168,573)
Net unrealized appreciation (depreciation)	(121,086,487)
Capital loss carryforward	(1,516,738,814)

Cost for federal income tax purposes	$ 908,615,580

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ -	$ 3,825,456

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

On September 21, 2006, the Board of Trustees approved a change in the redemption fee. Effective October 1, 2006, shares held in the Fund less than 30 days will be subject to a redemption fee equal to .75% of the proceeds of the redeemed shares.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Technology

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,245,970,047 and $2,372,030,534, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 430,554	$ 3,991
Class T	.25%	.25%	1,563,436	3,218
Class B	.75%	.25%	2,787,577	2,091,753
Class C	.75%	.25%	1,038,888	53,808
			$ 5,820,455	$ 2,152,770

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 38,157
Class T	34,762
Class B *	428,302
Class C *	5,728
$ 506,949

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 730,350.42
Class T	1,309,587.42
Class B	1,173,244.42
Class C	438,544.42
Institutional Class	34,945.28
	$ 3,686,670

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $135,178 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,274,500	5.22%	$ 2,477

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $2,566 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $949,108 for the period. In addition, through arrangements with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1,587
Class B	657
Class C	899
$ 3,143

Technology

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2006	2005
From net investment income
Class A	$ -	$ 693,969
Class T	-	1,715,027
Class B	-	986,706
Class C	-	351,015
Institutional Class	-	78,739
Total	$ -	$ 3,825,456

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	5,933,920	2,937,144	$ 105,071,198	$ 43,834,461
Reinvestment of distributions	-	41,796	-	642,405
Shares redeemed	(2,775,104)	(2,834,081)	(47,788,058)	(41,983,001)
Net increase (decrease)	3,158,816	144,859	$ 57,283,140	$ 2,493,865
Class T
Shares sold	3,384,477	3,595,175	$ 58,748,287	$ 51,527,367
Reinvestment of distributions	-	108,716	-	1,643,786
Shares redeemed	(6,198,789)	(10,218,806)	(105,287,546)	(148,664,787)
Net increase (decrease)	(2,814,312)	(6,514,915)	$ (46,539,259)	$ (95,493,634)
Class B
Shares sold	539,586	690,525	$ 8,903,373	$ 9,551,506
Reinvestment of distributions	-	61,748	-	899,051
Shares redeemed	(7,601,103)	(7,334,481)	(125,479,671)	(101,949,576)
Net increase (decrease)	(7,061,517)	(6,582,208)	$ (116,576,298)	$ (91,499,019)
Class C
Shares sold	570,438	609,017	$ 9,501,649	$ 8,508,174
Reinvestment of distributions	-	20,786	-	304,101
Shares redeemed	(1,991,739)	(3,019,680)	(32,610,461)	(42,215,602)
Net increase (decrease)	(1,421,301)	(2,389,877)	$ (23,108,812)	$ (33,403,327)
Institutional Class
Shares sold	258,108	203,821	$ 4,843,216	$ 3,156,844
Reinvestment of distributions	-	3,961	-	62,341
Shares redeemed	(232,556)	(273,671)	(4,099,646)	(4,101,764)
Net increase (decrease)	25,552	(65,889)	$ 743,570	$ (882,579)

Annual Report

Advisor Telecommunications & Utilities Growth Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Past 5 years	Life of fundA
Institutional Class	15.95%	4.33%	9.70%

A From September 3, 1996.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Telecommunications & Utilities Growth Fund - Institutional Class on September 3, 1996, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 Index performed over the same period.

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Management's Discussion of Fund Performance

Comments from Brian Younger, Portfolio Manager of Fidelity® Advisor Telecommunications & Utilities Growth Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

For the 12 months that ended July 31, 2006, the fund's Institutional Class shares returned 15.95%. This beat the Goldman Sachs® Utilities Index, which gained 8.73%, as well as the S&P 500. Strong stock picking and an overweighting in integrated telecommunication services drove much of the fund's outperformance relative to the sector index. An underweighting in the weak broadcast and cable television industry and stock selection within electric utilities also helped. Alternative carriers - companies that focus on providing local telecom services - modestly hampered relative returns. The fund had sizable overweightings in Qwest Communications International, BellSouth and AT&T Inc. (formed from the merger of AT&T Corp. and SBC Communications), integrated carriers that posted strong gains fueled by a favorable regulatory environment, industry consolidation and strong wireless subscriber growth. The fund also benefited from sidestepping NTL, a British cable company in the sector index that was a weak performer. On the negative side was Vonage Holdings, an alternative carrier that is not in the index. It declined after its initial public offering, leading me to eliminate the position. An overweighting in Sprint Nextel further hampered returns as its recent merger proved more challenging than expected and the company lost subscriber growth.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds and redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period * February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 1,112.50	$ 6.81
HypotheticalA	$ 1,000.00	$ 1,018.35	$ 6.51
Class T
Actual	$ 1,000.00	$ 1,112.00	$ 8.17
HypotheticalA	$ 1,000.00	$ 1,017.06	$ 7.80
Class B
Actual	$ 1,000.00	$ 1,108.90	$ 10.72
HypotheticalA	$ 1,000.00	$ 1,014.63	$ 10.24
Class C
Actual	$ 1,000.00	$ 1,109.60	$ 10.46
HypotheticalA	$ 1,000.00	$ 1,014.88	$ 9.99
Institutional Class
Actual	$ 1,000.00	$ 1,114.80	$ 4.93
HypotheticalA	$ 1,000.00	$ 1,020.13	$ 4.71

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.30%
Class T	1.56%
Class B	2.05%
Class C	2.00%
Institutional Class	.94%

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
AT&T, Inc.	14.1	12.8
Verizon Communications, Inc.	13.4	13.9
BellSouth Corp.	13.3	10.5
Sprint Nextel Corp.	6.9	8.4
Qwest Communications International, Inc.	4.9	4.5
Exelon Corp.	4.5	4.7
FPL Group, Inc.	3.6	2.2
TXU Corp.	3.3	4.2
Entergy Corp.	3.2	3.0
AES Corp.	3.1	3.1
	70.3
Top Industries (% of fund's net assets)
As of July 31, 2006
Diversified Telecommunication Services	50.5%
Electric Utilities	17.7%
Wireless Telecommunication Services	10.9%
Independent Power Producers & Energy Traders	9.0%
Multi-utilities	8.5%
All Others *	3.4%

As of January 31, 2006
Diversified Telecommunication Services	44.0%
Electric Utilities	19.7%
Wireless Telecommunication Services	12.7%
Independent Power Producers & Energy Traders	12.5%
Multi-utilities	8.2%
All Others *	2.9%

* Includes short-term investments and net other assets.
Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Annual Report

Advisor Telecommunications & Utilities Growth Fund

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value (Note 1)
DIVERSIFIED TELECOMMUNICATION SERVICES - 50.5%
Alternative Carriers - 2.3%
Global Crossing Ltd. (a)	43,000	$ 655,750
Level 3 Communications, Inc. (a)	756,900	2,959,479
Time Warner Telecom, Inc. Class A (sub. vtg.) (a)	54,300	909,525
		4,524,754
Integrated Telecommunication Services - 48.2%
Alaska Communication Systems Group, Inc.	144,200	1,786,638
AT&T, Inc. (d)	934,788	28,034,291
BellSouth Corp.	671,100	26,286,987
Cincinnati Bell, Inc.	107,400	430,674
Embarq Corp.	28,462	1,287,906
NTELOS Holding Corp.	9,300	134,385
Qwest Communications International, Inc. (a)	1,209,600	9,664,704
Verizon Communications, Inc.	785,717	26,572,949
Windstream Corp.	106,793	1,338,116
		95,536,650
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		100,061,404
ELECTRIC UTILITIES - 17.7%
Electric Utilities - 17.7%
Allegheny Energy, Inc. (a)	97,000	3,981,850
Edison International	73,300	3,033,154
Entergy Corp.	82,400	6,353,040
Exelon Corp.	153,500	8,887,650
FirstEnergy Corp.	32,900	1,842,400
FPL Group, Inc.	162,500	7,010,250
Northeast Utilities	15,000	336,000
PPL Corp.	105,200	3,578,904
		35,023,248
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 9.0%
Independent Power Producers & Energy Traders - 9.0%
AES Corp. (a)	311,300	6,182,418
Dynegy, Inc. Class A (a)	114,000	641,820
Mirant Corp. (a)	91,600	2,433,812
NRG Energy, Inc.	40,000	1,970,000
TXU Corp.	101,100	6,493,653
		17,721,703
MULTI-UTILITIES - 8.5%
Multi-Utilities - 8.5%
Ameren Corp.	9,100	468,650

	Shares	Value (Note 1)
CMS Energy Corp. (a)	220,290	$ 3,086,263
Dominion Resources, Inc.	31,100	2,440,728
Duke Energy Corp.	151,300	4,587,416
Public Service Enterprise Group, Inc.	54,400	3,668,192
Sempra Energy	54,900	2,649,474
		16,900,723
WATER UTILITIES - 0.0%
Water Utilities - 0.0%
Aqua America, Inc.	75	1,635
WIRELESS TELECOMMUNICATION SERVICES - 10.9%
Wireless Telecommunication Services - 10.9%
ALLTEL Corp.	103,289	5,698,454
American Tower Corp. Class A (a)	20,020	676,676
Crown Castle International Corp.	13,300	468,559
Dobson Communications Corp. Class A (a)	153,400	1,029,314
Sprint Nextel Corp.	693,952	13,740,250
		21,613,253
TOTAL COMMON STOCKS (Cost $167,220,519)		191,321,966
Money Market Funds - 17.6%

Fidelity Cash Central Fund, 5.3% (b)	6,037,731	6,037,731
Fidelity Securities Lending Cash Central Fund, 5.32% (b)(c)	28,720,500	28,720,500
TOTAL MONEY MARKET FUNDS (Cost $34,758,231)		34,758,231
TOTAL INVESTMENT PORTFOLIO - 114.2% (Cost $201,978,750)		226,080,197
NET OTHER ASSETS - (14.2)%		(28,092,571)
NET ASSETS - 100%		$ 197,987,626
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 85,343
Fidelity Securities Lending Cash Central Fund	15,107
Total	$ 100,450
Income Tax Information
At July 31, 2006, the fund had a capital loss carryforward of approximately $289,540,228 of which $135,127,696 and $154,412,532 will expire on July 31, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Advisor Telecommunications & Utilities Growth Fund

Financial Statements

Statement of Assets and Liabilities

July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $28,010,660) - See accompanying schedule: Unaffiliated issuers (cost $167,220,519)	$ 191,321,966
Affiliated Central Funds (cost $34,758,231)	34,758,231
Total Investments (cost $201,978,750)		$ 226,080,197
Receivable for investments sold		835,306
Receivable for fund shares sold		986,799
Dividends receivable		829,900
Interest receivable		9,019
Prepaid expenses		305
Other receivables		3,741
Total assets		228,745,267

Liabilities
Payable for investments purchased	$ 634,331
Payable for fund shares redeemed	1,105,266
Accrued management fee	88,611
Distribution fees payable	109,420
Other affiliated payables	67,675
Other payables and accrued expenses	31,838
Collateral on securities loaned, at value	28,720,500
Total liabilities		30,757,641

Net Assets		$ 197,987,626
Net Assets consist of:
Paid in capital		$ 465,184,107
Undistributed net investment income		1,237,487
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(292,535,415)
Net unrealized appreciation (depreciation) on investments		24,101,447
Net Assets		$ 197,987,626

Statement of Assets and Liabilities - continued

July 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($40,599,125 ÷ 2,359,786 shares)	$ 17.20

Maximum offering price per share (100/94.25 of $17.20)	$ 18.25
Class T: Net Asset Value and redemption price per share ($52,128,067 ÷ 3,035,013 shares)	$ 17.18

Maximum offering price per share (100/96.50 of $17.18)	$ 17.80
Class B: Net Asset Value and offering price per share ($65,958,834 ÷ 3,903,009 shares)A	$ 16.90

Class C: Net Asset Value and offering price per share ($32,822,912 ÷ 1,941,458 shares)A	$ 16.91

Institutional Class: Net Asset Value, offering price and redemption price per share ($6,478,688 ÷ 372,716 shares)	$ 17.38

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Advisor Telecommunications & Utilities Growth Fund
Financial Statements - continued

Statement of Operations

Year ended July 31, 2006

Investment Income
Dividends		$ 5,306,269
Interest		2,956
Income from affiliated Central Funds		100,450
Total income		5,409,675

Expenses
Management fee	$ 1,084,526
Transfer agent fees	791,678
Distribution fees	1,393,086
Accounting and security lending fees	79,775
Independent trustees' compensation	781
Custodian fees and expenses	6,638
Registration fees	50,409
Audit	41,911
Legal	5,540
Miscellaneous	1,929
Total expenses before reductions	3,456,273
Expense reductions	(40,605)	3,415,668
Net investment income (loss)		1,994,007
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	26,822,039
Foreign currency transactions	(6,106)
Total net realized gain (loss)		26,815,933
Change in net unrealized appreciation (depreciation) on investment securities		(2,675,823)
Net gain (loss)		24,140,110
Net increase (decrease) in net assets resulting from operations		$ 26,134,117

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,994,007	$ 3,088,972
Net realized gain (loss)	26,815,933	37,520,442
Change in net unrealized appreciation (depreciation)	(2,675,823)	7,253,242
Net increase (decrease) in net assets resulting from operations	26,134,117	47,862,656
Distributions to shareholders from net investment income	(1,886,398)	(2,204,610)
Share transactions - net increase (decrease)	(30,269,037)	(38,936,571)
Redemption fees	5,377	6,117
Total increase (decrease) in net assets	(6,015,941)	6,727,592

Net Assets
Beginning of period	204,003,567	197,275,975
End of period (including undistributed net investment income of $1,237,487 and undistributed net investment income of $1,351,200, respectively)	$ 197,987,626	$ 204,003,567

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.17	$ 12.09	$ 10.37	$ 8.74	$ 15.18
Income from Investment Operations
Net investment income (loss) C	.24	.28 D	.10	.13	.10
Net realized and unrealized gain (loss)	2.06	3.01	1.72	1.69	(6.54)
Total from investment operations	2.30	3.29	1.82	1.82	(6.44)
Distributions from net investment income	(.27)	(.21)	(.10)	(.19)	-
Redemption fees added to paid in capital C	- F	- F	- F	- F	- F
Net asset value, end of period	$ 17.20	$ 15.17	$ 12.09	$ 10.37	$ 8.74
Total Return A, B	15.38%	27.48%	17.67%	21.22%	(42.42)%
Ratios to Average Net Assets E
Expenses before reductions	1.34%	1.39%	1.51%	1.67%	1.45%
Expenses net of fee waivers, if any	1.34%	1.39%	1.50%	1.58%	1.45%
Expenses net of all reductions	1.32%	1.36%	1.45%	1.47%	1.36%
Net investment income (loss)	1.51%	2.03% D	.87%	1.46%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,599	$ 29,150	$ 21,987	$ 21,761	$ 22,377
Portfolio turnover rate	64%	44%	38%	81%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.39%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.10	$ 12.04	$ 10.33	$ 8.68	$ 15.11
Income from Investment Operations
Net investment income (loss) C	.19	.24 D	.07	.11	.07
Net realized and unrealized gain (loss)	2.08	2.99	1.72	1.68	(6.50)
Total from investment operations	2.27	3.23	1.79	1.79	(6.43)
Distributions from net investment income	(.19)	(.17)	(.08)	(.14)	-
Redemption fees added to paid in capital C	- F	- F	- F	- F	- F
Net asset value, end of period	$ 17.18	$ 15.10	$ 12.04	$ 10.33	$ 8.68
Total Return A, B	15.20%	27.03%	17.42%	20.91%	(42.55)%
Ratios to Average Net Assets E
Expenses before reductions	1.60%	1.67%	1.79%	1.94%	1.71%
Expenses net of fee waivers, if any	1.60%	1.67%	1.75%	1.83%	1.71%
Expenses net of all reductions	1.58%	1.64%	1.70%	1.72%	1.62%
Net investment income (loss)	1.25%	1.76% D	.62%	1.21%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$ 52,128	$ 55,683	$ 53,255	$ 55,510	$ 59,306
Portfolio turnover rate	64%	44%	38%	81%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.12%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.83	$ 11.82	$ 10.15	$ 8.49	$ 14.85
Income from Investment Operations
Net investment income (loss) C	.12	.17 D	.01	.07	.01
Net realized and unrealized gain (loss)	2.03	2.95	1.69	1.65	(6.37)
Total from investment operations	2.15	3.12	1.70	1.72	(6.36)
Distributions from net investment income	(.08)	(.11)	(.03)	(.06)	-
Redemption fees added to paid in capital C	- F	- F	- F	- F	- F
Net asset value, end of period	$ 16.90	$ 14.83	$ 11.82	$ 10.15	$ 8.49
Total Return A, B	14.57%	26.51%	16.79%	20.37%	(42.83)%
Ratios to Average Net Assets E
Expenses before reductions	2.09%	2.14%	2.25%	2.32%	2.20%
Expenses net of fee waivers, if any	2.09%	2.14%	2.25%	2.25%	2.20%
Expenses net of all reductions	2.06%	2.11%	2.20%	2.13%	2.11%
Net investment income (loss)	.76%	1.28% D	.12%	.79%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 65,959	$ 82,577	$ 84,742	$ 87,868	$ 91,517
Portfolio turnover rate	64%	44%	38%	81%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .64%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 14.84	$ 11.84	$ 10.16	$ 8.50	$ 14.85
Income from Investment Operations
Net investment income (loss) C	.13	.18 D	.02	.07	.02
Net realized and unrealized gain (loss)	2.04	2.94	1.70	1.65	(6.37)
Total from investment operations	2.17	3.12	1.72	1.72	(6.35)
Distributions from net investment income	(.10)	(.12)	(.04)	(.06)	-
Redemption fees added to paid in capital C	- F	- F	- F	- F	- F
Net asset value, end of period	$ 16.91	$ 14.84	$ 11.84	$ 10.16	$ 8.50
Total Return A, B	14.72%	26.48%	16.98%	20.35%	(42.76)%
Ratios to Average Net Assets E
Expenses before reductions	2.02%	2.07%	2.17%	2.23%	2.11%
Expenses net of fee waivers, if any	2.02%	2.07%	2.17%	2.23%	2.11%
Expenses net of all reductions	2.00%	2.04%	2.12%	2.12%	2.02%
Net investment income (loss)	.83%	1.36% D	.21%	.80%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 32,823	$ 34,827	$ 35,038	$ 37,530	$ 41,496
Portfolio turnover rate	64%	44%	38%	81%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .72%.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Telecommunications & Utilities Growth

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 15.31	$ 12.20	$ 10.47	$ 8.86	$ 15.31
Income from Investment Operations
Net investment income (loss) B	.30	.33 C	.15	.18	.16
Net realized and unrealized gain (loss)	2.10	3.03	1.73	1.71	(6.61)
Total from investment operations	2.40	3.36	1.88	1.89	(6.45)
Distributions from net investment income	(.33)	(.25)	(.15)	(.28)	-
Redemption fees added to paid in capital B	- E	- E	- E	- E	- E
Net asset value, end of period	$ 17.38	$ 15.31	$ 12.20	$ 10.47	$ 8.86
Total Return A	15.95%	27.88%	18.14%	21.94%	(42.13)%
Ratios to Average Net Assets D
Expenses before reductions	.94%	.99%	1.09%	1.06%	.96%
Expenses net of fee waivers, if any	.94%	.99%	1.09%	1.06%	.96%
Expenses net of all reductions	.92%	.96%	1.04%	.94%	.87%
Net investment income (loss)	1.91%	2.44% C	1.29%	1.98%	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,479	$ 1,766	$ 2,254	$ 2,891	$ 2,939
Portfolio turnover rate	64%	44%	38%	81%	116%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.80%.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Telecommunications & Utilities Growth Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 29,313,795
Unrealized depreciation	(8,207,535)
Net unrealized appreciation (depreciation)	21,106,260
Undistributed ordinary income	1,237,570

Capital loss carryforward	(289,540,228)

Cost for federal income tax purposes	$ 204,973,937

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ 1,886,398	$ 2,204,610

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

On September 21, 2006, the Board of Trustees approved a change in the redemption fee. Effective October 1, 2006, shares held in the Fund less than 30 days will be subject to a redemption fee equal to .75% of the proceeds of the redeemed shares.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $120,913,361 and $157,023,034, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR.

Telecommunications & Utilities Growth

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the and Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 79,618	$ 904
Class T	25%	.25%	259,524	654
Class B	.75%	.25%	732,258	549,359
Class C	.75%	.25%	321,686	16,998
			$ 1,393,086	$ 567,915

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 22,708
Class T	8,841
Class B *	128,312
Class C *	1,179
$ 161,040

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 135,247.42
Class T	226,444.44
Class B	309,214.42
Class C	115,425.36
Institutional Class	5,348.27
	$ 791,678

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,561 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $554 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $15,107.
7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $40,605 for the period.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2006	2005
From net investment income
Class A	$ 515,686	$ 379,843
Class T	679,149	719,068
Class B	428,719	727,725
Class C	227,882	334,204
Institutional Class	34,962	43,770
Total	$ 1,886,398	$ 2,204,610

Telecommunications & Utilities Growth

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	1,157,742	617,343	$ 18,299,828	$ 8,551,655
Reinvestment of distributions	29,809	25,986	453,431	343,477
Shares redeemed	(749,911)	(539,379)	(11,656,126)	(7,330,607)
Net increase (decrease)	437,640	103,950	$ 7,097,133	$ 1,564,525
Class T
Shares sold	427,549	578,539	$ 6,679,626	$ 7,880,368
Reinvestment of distributions	41,716	51,235	634,275	676,884
Shares redeemed	(1,121,239)	(1,366,525)	(17,325,224)	(18,576,683)
Net increase (decrease)	(651,974)	(736,751)	$ (10,011,323)	$ (10,019,431)
Class B
Shares sold	164,555	216,806	$ 2,522,243	$ 2,882,532
Reinvestment of distributions	24,747	47,675	371,052	631,927
Shares redeemed	(1,855,539)	(1,863,609)	(28,512,346)	(24,817,850)
Net increase (decrease)	(1,666,237)	(1,599,128)	$ (25,619,051)	$ (21,303,391)
Class C
Shares sold	246,869	270,120	$ 3,819,729	$ 3,555,440
Reinvestment of distributions	11,397	19,593	170,983	258,067
Shares redeemed	(663,040)	(903,829)	(10,076,221)	(12,032,784)
Net increase (decrease)	(404,774)	(614,116)	$ (6,085,509)	$ (8,219,277)
Institutional Class
Shares sold	292,241	17,262	$ 4,893,596	$ 232,429
Reinvestment of distributions	1,223	2,019	18,745	26,680
Shares redeemed	(36,084)	(88,732)	(562,628)	(1,218,106)
Net increase (decrease)	257,380	(69,451)	$ 4,349,713	$ (958,997)

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Advisor Series VII and the Shareholders of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund (collectively, the "Funds"), including the schedules of investments, as of July 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Technology Fund, and Fidelity Advisor Telecommunications & Utilities Growth Fund as of July 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 9, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 345 funds advised by FMR or an affiliate. Mr. McCoy oversees 347 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Biotechnology (2005-present), Advisor Consumer Industries (2005-present), Advisor Cyclical Industries (2005-present), Advisor Developing Communications (2005-present), Advisor Electronics (2005-present), Advisor Financial Services (2005-present), Advisor Health Care (2005-present), Advisor Natural Resources (2005-present), Advisor Technology (2005-present), and Advisor Telecommunications & Utilities Growth (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Advisory Board Members and Executive Officers:

Correspondence intended for Messers. Keyes and Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series VII. Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1987, 1996 or 2000

Assistant Treasurer of Advisor Biotechnology (2000), Advisor Consumer Industries (1996), Advisor Cyclical Industries (1996), Advisor Developing Communications (2000), Advisor Electronics (2000), Advisor Financial Services (1996), Advisor Health Care (1996), Advisor Natural Resources (1987), Advisor Technology (1996), and Advisor Telecommunications & Utilities Growth (1996). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Biotechnology, Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Developing Communications, Advisor Electronics, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Fund	Pay Date	Record Date	Dividends	Capital Gains
Consumer Industries	09/18/06	09/15/06	$-	$1.500
Cyclical Industries	09/18/06	09/15/06	$0.045	$1.284
Financial Services	09/18/06	09/15/06	$0.173	$1.680
Health Care	09/11/06	09/08/06	$-	$2.015
Natural Resources	09/11/06	09/08/06	$-	$5.163

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended July 31, 2006, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Consumer Industries	$5,573,533
Cyclical Industries	$8,376,034
Financial Services	$30,586,460
Health Care	$49,867,504
Natural Resources	$84,518,880

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends -received deduction for corporate shareholders:

Cyclical Industries	20%
Financial Services	100%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Natural Resources
September, 2005	16%
December, 2005	12%
Telecommunications & Utilities Growth
September, 2005	100%
December, 2005	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Cyclical Industries	25%
Financial Services	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Natural Resources
September, 2005	26%
December, 2005	18%
Telecommunications & Utilities Growth
September, 2005	100%
December, 2005	100%

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Focus Funds

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for each fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of the management fee and total expenses of each fund; (ii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' portfolio managers and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance and Compliance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance for each class, as well as each fund's relative investment performance for each class measured against (i) a Goldman Sachs index that reflects the market sector in which the fund invests (Advisor Consumer Industries, Advisor Cyclical Industries, Advisor Financial Services, Advisor Health Care, Advisor Natural Resources, Advisor Technology, and Advisor Telecommunications & Utilities Growth) or a proprietary custom index (Advisor Biotechnology, Advisor Developing Communications, and Advisor Electronics), and (ii) a peer group of mutual funds over multiple periods. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a Goldman Sachs index (or a proprietary custom index, in the case of Advisor Biotechnology, Advisor Developing Communications, and Advisor Electronics) ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated. For each of Advisor Biotechnology, Advisor Developing Communications, and Advisor Electronics, the fund's proprietary custom index is an index developed and periodically revised by FMR that is a market-capitalization weighted index of securities that meet the fund's 80% name test.

Advisor Biotechnology

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for the one-year period, the second quartile for the three-year period, and the fourth quartile for the five-year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the funds in the peer group typically have broader investment mandates than the fund, which focuses on a particular subset of companies within the health and biotechnology industries. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. In the absence of a meaningful peer group comparison for the fund and in consideration of the fund's exposure to a narrow market sector, the Board focused its review on the fund's relative investment performance measured against its benchmark. In light of that comparison, the Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Advisor Consumer Industries

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for the one- and five-year periods and the fourth quartile for the three-year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds that focus on different industries and sectors than the fund. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Cyclical Industries

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for all the periods shown. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the peer group includes funds that focus on different industries and sectors than the fund. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Developing Communications

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the funds in the peer group typically have broader investment mandates than the fund, which focuses on a particular subset of companies within the science and technology industries. The Board also stated that the relative investment performance of the fund was lower than its benchmark for the one- and three-year periods, although the five-year cumulative total return of Institutional Class of the fund compared favorably to its benchmark. In the absence of a meaningful peer group comparison for the fund and in consideration of the fund's exposure to a narrow market sector, the Board focused its review on the fund's relative investment performance measured against its benchmark. In light of that comparison, the Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Electronics

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one- and five-year periods and the second quartile for the three-year period. The Board noted that FMR does not consider that Lipper peer group to be a meaningful comparison for the fund, however, because the funds in the peer group typically have broader investment mandates than the fund, which focuses on a particular subset of companies within the science and technology industries. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Advisor Financial Services

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Health Care

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one-year period, the third quartile for the three-year period, and the second quartile for the five-year period. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Natural Resources

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Advisor Technology

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Annual Report

Advisor Telecommunications & Utilities Growth

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the third quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 21% would mean that 79% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Biotechnology

Advisor Consumer Industries

Annual Report

Advisor Cyclical Industries

Advisor Developing Communications

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Electronics

Advisor Financial Services

Annual Report

Advisor Health Care

Advisor Natural Resources

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Advisor Technology

Advisor Telecommunications & Utilities Growth

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes of each fund vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class of Advisor Biotechnology ranked below its competitive median for 2005, and the total expenses of Class T of the fund ranked above its competitive median for 2005.

Annual Report

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class of Advisor Consumer Industries ranked below its competitive median for 2005, and the total expenses of Class T of the fund ranked above its competitive median for 2005.

The Board noted that the total expenses of each class of Advisor Cyclical Industries ranked below its competitive median for 2005.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class of Advisor Developing Communications ranked below its competitive median for 2005, and the total expenses of Class T of the fund ranked above its competitive median for 2005.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class of Advisor Electronics ranked below its competitive median for 2005, and the total expenses of Class T of the fund ranked above its competitive median for 2005.

The Board noted that the total expenses of each class of Advisor Financial Services ranked below its competitive median for 2005.

The Board noted that the total expenses of each class of Advisor Health Care ranked below its competitive median for 2005.

The Board noted that the total expenses of each class of Advisor Natural Resources ranked below its competitive median for 2005.

The Board noted that the total expenses of each of Class A, Class B, Class C and Institutional Class of Advisor Technology ranked below its competitive median for 2005, and the total expenses of Class T of the fund ranked above its competitive median for 2005.

The Board noted that the total expenses of Institutional Class of Advisor Telecommunications & Utilities Growth ranked below its competitive median for 2005, and the total expenses of each of Class A, Class B, Class C and Class T of the fund ranked above its competitive median for 2005. The Board considered that Class A, Class B, Class C and Class T of the fund were above median because of relatively high transfer agent fees resulting from small average account sizes.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of each fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in each fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity Management & Research (Far East) Inc.)

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodians

JPMorgan Chase Bank

New York, NY

Brown Brothers Harriman & Co. (dagger)

Boston, MA

State Street Bank and Trust (dagger)(dagger)

Quincy, MA

(dagger) Custodian for Fidelity Advisor Natural Resources Fund only.

(dagger)(dagger) Custodian for Fidelity Advisor Biotechnology Fund, Fidelity Advisor Developing
Communications Fund, and Fidelity Advisor Electronics Fund only.

AFOCI-UANN-0906
1.834302.100

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Real Estate
Fund - Class A, Class T, Class B
and Class C

Annual Report

July 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although many securities markets made gains in early 2006, inflation concerns led to mixed results through the year's mid-point. Financial markets are always unpredictable. There are, however, a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Real Estate Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Life of FundA
Class A (incl. 5.75% sales charge)	11.51%	23.25%
Class T (incl. 3.50% sales charge)	13.85%	23.64%
Class B (incl. contingent deferred sales charge) B	12.42%	23.76%
Class C (incl. contingent deferred sales charge) C	16.46%	24.21%

A From September 12, 2002.

B Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 4%, respectively.

C Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Real Estate Fund - Class T on September 12, 2002, when the fund started, and the current 3.50% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) performed over the same period.

Note: Class T performance is shown above. Class A, Class B, and Class C returns may vary due to the difference in sales charges paid by each class or expenses borne by a particular class. Please see prospectus for added detail regarding class-level expenses.

Annual Report

Management's Discussion of Fund Performance

Comments from Samuel Wald, Portfolio Manager of Fidelity® Advisor Real Estate Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

For the 12 months ending July 31, 2006, the fund's Class A, Class T, Class B and Class C shares gained 18.32%, 17.98%, 17.42% and 17.46%, respectively (excluding sales charges), topping the S&P 500, the Dow Jones Wilshire Real Estate Securities IndexSM, which rose 17.33%, and the LipperSM Real Estate Funds Average, which increased 15.39%. Relative to the Dow Jones Wilshire index, the fund benefited from strong stock selection in the office, mall and industrial subsectors, more than making up for underperforming picks in the apartment subsector. The fund's biggest positive was an underweighting in mall operator Mills, which was hurt by accounting questions that weighed on the company. Investors also saw risks associated with some of its development projects. Mills was not in the portfolio at period end. In the office industry, Trizec Properties was acquired for a significant premium in June, while SL Green Realty benefited from faster-than-expected growth in the Manhattan office market. A notable negative was not owning apartment real estate investment trust (REIT) and index component Archstone Smith Trust, which I avoided in favor of other apartment REITs that I believed offered similar growth potential at more-attractive valuations. Unfortunately, the market did not share my concern about these companies' high valuations during the period. Midscale mall company CBL & Associates also hurt, hampered by investors' worries about a decline in consumer spending.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 1,105.40	$ 6.53
HypotheticalA	$ 1,000.00	$ 1,018.60	$ 6.26
Class T
Actual	$ 1,000.00	$ 1,104.40	$ 7.83
HypotheticalA	$ 1,000.00	$ 1,017.36	$ 7.50
Class B
Actual	$ 1,000.00	$ 1,102.10	$ 10.42
HypotheticalA	$ 1,000.00	$ 1,014.88	$ 9.99
Class C
Actual	$ 1,000.00	$ 1,102.00	$ 10.42
HypotheticalA	$ 1,000.00	$ 1,014.88	$ 9.99
Institutional Class
Actual	$ 1,000.00	$ 1,107.10	$ 4.91
HypotheticalA	$ 1,000.00	$ 1,020.13	$ 4.71

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	.94%

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Equity Residential (SBI)	7.4	5.8
ProLogis Trust	6.4	6.6
General Growth Properties, Inc.	5.9	5.5
Host Hotels & Resorts, Inc.	5.5	1.9
Equity Office Properties Trust	5.5	4.3
Simon Property Group, Inc.	5.3	5.7
United Dominion Realty Trust, Inc. (SBI)	4.6	5.1
Duke Realty Corp.	4.3	3.6
Boston Properties, Inc.	4.2	4.0
Vornado Realty Trust	4.0	2.7
	53.1
Top Five REIT Sectors as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Office Buildings	22.7	20.7
REITs - Apartments	16.6	17.1
REITs - Malls	14.8	16.8
REITs - Industrial Buildings	13.7	11.5
REITs - Shopping Centers	13.6	11.8
Asset Allocation (% of fund's net assets)
As of July 31, 2006 *		As of January 31, 2006 **
	Stocks 97.1%		Stocks 96.5%
	Short-Term Investments and Net Other Assets 2.9%		Short-Term Investments and Net Other Assets 3.5%
* Foreign investments	0.0%	** Foreign investments	0.1%

Annual Report

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (Note 1)
HEALTH CARE PROVIDERS & SERVICES - 0.3%
Health Care Facilities - 0.3%
Brookdale Senior Living, Inc.	16,800	$ 781,200
HOTELS, RESTAURANTS & LEISURE - 2.5%
Hotels, Resorts & Cruise Lines - 2.5%
Starwood Hotels & Resorts Worldwide, Inc.	117,710	6,189,192
REAL ESTATE INVESTMENT TRUSTS - 94.3%
REITs - Apartments - 16.6%
Apartment Investment & Management Co. Class A	41,700	2,005,353
AvalonBay Communities, Inc.	61,000	7,132,120
Equity Residential (SBI)	394,700	18,357,496
GMH Communities Trust	176,379	2,211,793
United Dominion Realty Trust, Inc. (SBI)	405,700	11,298,745
TOTAL REITS - APARTMENTS		41,005,507
REITs - Factory Outlets - 1.5%
Tanger Factory Outlet Centers, Inc.	110,700	3,642,030
REITs - Health Care Facilities - 1.9%
Ventas, Inc.	129,300	4,619,889
REITs - Hotels - 5.9%
Host Hotels & Resorts, Inc. (c)	647,194	13,733,457
Innkeepers USA Trust (SBI)	53,900	909,293
Sunstone Hotel Investors, Inc.	2,254	63,923
TOTAL REITS - HOTELS		14,706,673
REITs - Industrial Buildings - 13.7%
Duke Realty Corp.	286,010	10,656,733
ProLogis Trust	288,623	15,975,283
Public Storage, Inc.	91,500	7,346,535
TOTAL REITS - INDUSTRIAL BUILDINGS		33,978,551
REITs - Malls - 14.8%
CBL & Associates Properties, Inc.	179,260	7,019,822
General Growth Properties, Inc.	322,299	14,709,726
Common Stocks - continued
	Shares	Value (Note 1)
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Malls - continued
Simon Property Group, Inc.	152,200	$ 13,017,666
Taubman Centers, Inc.	46,700	1,938,050
TOTAL REITS - MALLS		36,685,264
REITs - Management/Investment - 2.6%
CentraCore Properties Trust	69,695	1,795,343
Equity Lifestyle Properties, Inc.	83,200	3,575,104
Mission West Properties, Inc.	105,400	1,141,482
TOTAL REITS - MANAGEMENT/INVESTMENT		6,511,929
REITs - Mortgage - 1.0%
HomeBanc Mortgage Corp., Georgia (c)	152,800	1,252,960
Newcastle Investment Corp.	44,730	1,149,114
TOTAL REITS - MORTGAGE		2,402,074
REITs - Office Buildings - 22.7%
Alexandria Real Estate Equities, Inc.	62,200	5,872,924
Boston Properties, Inc. (c)	106,000	10,409,200
Columbia Equity Trust, Inc.	122,100	1,852,257
Corporate Office Properties Trust (SBI) (c)	71,800	3,231,000
Equity Office Properties Trust	355,800	13,488,378
Kilroy Realty Corp.	17,500	1,293,075
Reckson Associates Realty Corp.	31,770	1,414,718
Shurgard Storage Centers, Inc. Class A	38,400	2,530,560
SL Green Realty Corp.	64,900	7,418,070
Sovran Self Storage, Inc.	59,802	3,089,969
Trizec Properties, Inc.	190,500	5,478,780
TOTAL REITS - OFFICE BUILDINGS		56,078,931
REITs - Shopping Centers - 13.6%
Developers Diversified Realty Corp.	46,900	2,475,382
Federal Realty Investment Trust (SBI)	51,800	3,758,090
Inland Real Estate Corp.	235,200	3,812,592
Kimco Realty Corp.	244,300	9,586,332
Common Stocks - continued
	Shares	Value (Note 1)
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Shopping Centers - continued
Pan Pacific Retail Properties, Inc.	61,190	$ 4,228,229
Vornado Realty Trust	94,750	9,906,113
TOTAL REITS - SHOPPING CENTERS		33,766,738
TOTAL REAL ESTATE INVESTMENT TRUSTS		233,397,586
TOTAL COMMON STOCKS (Cost $183,072,028)		240,367,978
Money Market Funds - 7.2%

Fidelity Cash Central Fund, 5.3% (a)	6,438,729	6,438,729
Fidelity Securities Lending Cash Central Fund, 5.32% (a)(b)	11,351,750	11,351,750
TOTAL MONEY MARKET FUNDS (Cost $17,790,479)		17,790,479
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $200,862,507)		258,158,457
NET OTHER ASSETS - (4.3)%		(10,715,865)
NET ASSETS - 100%		$ 247,442,592
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 242,036
Fidelity Securities Lending Cash Central Fund	1,620
Total	$ 243,656

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $11,128,160) - See accompanying schedule: Unaffiliated issuers (cost $183,072,028)	$ 240,367,978
Affiliated Central Funds (cost $17,790,479)	17,790,479
Total Investments (cost $200,862,507)		$ 258,158,457
Foreign currency held at value (cost $14)		14
Receivable for investments sold		1,923,047
Receivable for fund shares sold		1,036,637
Dividends receivable		97,158
Interest receivable		30,806
Prepaid expenses		257
Receivable from investment adviser for expense reductions		10,178
Other receivables		4,704
Total assets		261,261,258

Liabilities
Payable for investments purchased	$ 1,621,301
Payable for fund shares redeemed	516,987
Accrued management fee	113,600
Distribution fees payable	106,429
Other affiliated payables	74,375
Other payables and accrued expenses	34,224
Collateral on securities loaned, at value	11,351,750
Total liabilities		13,818,666

Net Assets		$ 247,442,592
Net Assets consist of:
Paid in capital		$ 174,192,496
Undistributed net investment income		521,902
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		15,432,244
Net unrealized appreciation (depreciation) on investments		57,295,950
Net Assets		$ 247,442,592

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($85,000,459 ÷ 4,178,449 shares)	$ 20.34

Maximum offering price per share (100/94.25 of $20.34)	$ 21.58
Class T: Net Asset Value and redemption price per share ($91,223,797 ÷ 4,490,586 shares)	$ 20.31

Maximum offering price per share (100/96.50 of $20.31)	$ 21.05
Class B: Net Asset Value and offering price per share ($27,397,299 ÷ 1,357,206 shares)A	$ 20.19

Class C: Net Asset Value and offering price per share ($36,668,802 ÷ 1,814,740 shares)A	$ 20.21

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,152,235 ÷ 349,321 shares)	$ 20.47

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Year ended July 31, 2006

Investment Income
Dividends		$ 5,408,050
Interest		266
Income from affiliated Central Funds		243,656
Total income		5,651,972

Expenses
Management fee	$ 1,135,599
Transfer agent fees	705,583
Distribution fees	1,096,258
Accounting and security lending fees	82,656
Independent trustees' compensation	783
Custodian fees and expenses	13,421
Registration fees	75,015
Audit	63,627
Legal	7,125
Miscellaneous	1,392
Total expenses before reductions	3,181,459
Expense reductions	(119,808)	3,061,651
Net investment income (loss)		2,590,321
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,564,357
Foreign currency transactions	200
Total net realized gain (loss)		18,564,557
Change in net unrealized appreciation (depreciation) on investment securities		13,773,537
Net gain (loss)		32,338,094
Net increase (decrease) in net assets resulting from operations		$ 34,928,415

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,590,321	$ 2,012,236
Net realized gain (loss)	18,564,557	8,236,230
Change in net unrealized appreciation (depreciation)	13,773,537	35,843,402
Net increase (decrease) in net assets resulting from operations	34,928,415	46,091,868
Distributions to shareholders from net investment income	(2,073,129)	(1,811,337)
Distributions to shareholders from net realized gain	(8,286,409)	(3,726,590)
Total distributions	(10,359,538)	(5,537,927)
Share transactions - net increase (decrease)	43,551,731	61,397,757
Total increase (decrease) in net assets	68,120,608	101,951,698

Net Assets
Beginning of period	179,321,984	77,370,286
End of period (including undistributed net investment income of $521,902 and undistributed net investment income of $377,371, respectively)	$ 247,442,592	$ 179,321,984

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 18.23	$ 13.22	$ 11.33	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.29	.31	.27	.21
Net realized and unrealized gain (loss)	2.85	5.52	2.03	1.28
Total from investment operations	3.14	5.83	2.30	1.49
Distributions from net investment income	(.23)	(.29)	(.30)	(.16)
Distributions from net realized gain	(.80)	(.53)	(.11)	-
Total distributions	(1.03)	(.82)	(.41)	(.16)
Net asset value, end of period	$ 20.34	$ 18.23	$ 13.22	$ 11.33
Total Return B,C,D	18.32%	45.48%	20.59%	15.13%
Ratios to Average Net Assets G
Expenses before reductions	1.29%	1.31%	1.54%	2.98% A
Expenses net of fee waivers, if any	1.25%	1.28%	1.54%	1.75% A
Expenses net of all reductions	1.24%	1.25%	1.52%	1.72% A
Net investment income (loss)	1.59%	1.98%	2.10%	2.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 85,000	$ 53,097	$ 22,273	$ 3,993
Portfolio turnover rate	65%	62%	52%	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 12, 2002 (commencement of operations) to July 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 18.23	$ 13.21	$ 11.32	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.24	.26	.23	.18
Net realized and unrealized gain (loss)	2.84	5.53	2.02	1.29
Total from investment operations	3.08	5.79	2.25	1.47
Distributions from net investment income	(.20)	(.24)	(.25)	(.15)
Distributions from net realized gain	(.80)	(.53)	(.11)	-
Total distributions	(1.00)	(.77)	(.36)	(.15)
Net asset value, end of period	$ 20.31	$ 18.23	$ 13.21	$ 11.32
Total Return B,C,D	17.98%	45.12%	20.12%	14.91%
Ratios to Average Net Assets G
Expenses before reductions	1.55%	1.61%	1.86%	3.32% A
Expenses net of fee waivers, if any	1.50%	1.57%	1.85%	2.00% A
Expenses net of all reductions	1.49%	1.54%	1.83%	1.97% A
Net investment income (loss)	1.34%	1.70%	1.80%	2.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,224	$ 66,303	$ 26,037	$ 9,049
Portfolio turnover rate	65%	62%	52%	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 12, 2002 (commencement of operations) to July 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 18.16	$ 13.18	$ 11.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15	.18	.16	.14
Net realized and unrealized gain (loss)	2.83	5.50	2.04	1.28
Total from investment operations	2.98	5.68	2.20	1.42
Distributions from net investment income	(.15)	(.17)	(.20)	(.13)
Distributions from net realized gain	(.80)	(.53)	(.11)	-
Total distributions	(.95)	(.70)	(.31)	(.13)
Net asset value, end of period	$ 20.19	$ 18.16	$ 13.18	$ 11.29
Total Return B,C,D	17.42%	44.31%	19.67%	14.38%
Ratios to Average Net Assets G
Expenses before reductions	2.05%	2.10%	2.33%	3.82% A
Expenses net of fee waivers, if any	2.00%	2.07%	2.33%	2.50% A
Expenses net of all reductions	1.98%	2.03%	2.31%	2.47% A
Net investment income (loss)	.84%	1.20%	1.31%	1.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,397	$ 26,349	$ 12,910	$ 5,061
Portfolio turnover rate	65%	62%	52%	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period September 12, 2002 (commencement of operations) to July 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 18.17	$ 13.18	$ 11.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15	.19	.17	.14
Net realized and unrealized gain (loss)	2.84	5.50	2.03	1.28
Total from investment operations	2.99	5.69	2.20	1.42
Distributions from net investment income	(.15)	(.17)	(.20)	(.13)
Distributions from net realized gain	(.80)	(.53)	(.11)	-
Total distributions	(.95)	(.70)	(.31)	(.13)
Net asset value, end of period	$ 20.21	$ 18.17	$ 13.18	$ 11.29
Total Return B,C,D	17.46%	44.38%	19.67%	14.38%
Ratios to Average Net Assets G
Expenses before reductions	2.05%	2.09%	2.29%	3.76% A
Expenses net of fee waivers, if any	2.00%	2.05%	2.29%	2.50% A
Expenses net of all reductions	1.98%	2.02%	2.27%	2.47% A
Net investment income (loss)	.84%	1.22%	1.35%	1.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,669	$ 29,410	$ 13,671	$ 5,059
Portfolio turnover rate	65%	62%	52%	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period September 12, 2002 (commencement of operations) to July 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.33	$ 13.28	$ 11.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.35	.36	.32	.23
Net realized and unrealized gain (loss)	2.85	5.56	2.04	1.28
Total from investment operations	3.20	5.92	2.36	1.51
Distributions from net investment income	(.26)	(.34)	(.32)	(.16)
Distributions from net realized gain	(.80)	(.53)	(.11)	-
Total distributions	(1.06)	(.87)	(.43)	(.16)
Net asset value, end of period	$ 20.47	$ 18.33	$ 13.28	$ 11.35
Total Return B,C	18.61%	46.05%	21.11%	15.33%
Ratios to Average Net Assets F
Expenses before reductions	.94%	.91%	1.12%	2.68% A
Expenses net of fee waivers, if any	.94%	.91%	1.12%	1.50% A
Expenses net of all reductions	.92%	.88%	1.10%	1.47% A
Net investment income (loss)	1.90%	2.35%	2.53%	2.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,152	$ 4,162	$ 2,478	$ 1,225
Portfolio turnover rate	65%	62%	52%	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 12, 2002 (commencement of operations) to July 31, 2003.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 57,924,726
Unrealized depreciation	(810,546)
Net unrealized appreciation (depreciation)	57,114,180
Undistributed ordinary income	3,928,862
Undistributed long-term capital gain	10,528,552

Cost for federal income tax purposes	$ 201,044,277

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ 5,799,680	$ 2,778,359
Long-term Capital Gains	4,559,858	2,759,568
Total	$ 10,359,538	$ 5,537,927

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $162,742,410 and $127,121,548, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 161,957	$ 1,710
Class T	.25%	.25%	375,880	5,560
Class B	.75%	.25%	258,335	196,108
Class C	.75%	.25%	300,086	89,189
			$ 1,096,258	$ 292,567

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 109,152
Class T	22,203
Class B*	46,272
Class C*	7,350
$ 184,977

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 225,190.35
Class T	270,826.36
Class B	91,846.36
Class C	106,928.36
Institutional Class	10,793.25
	$ 705,583

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,179 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $405 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

6. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $1,620.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 25,223
Class T	1.50%	39,189
Class B	2.00%	12,672
Class C	2.00%	14,842
		$ 91,926

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $27,258 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $612. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 12

Annual Report

Notes to Financial Statements - continued

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2006	2005
From net investment income
Class A	$ 741,719	$ 641,230
Class T	796,426	658,084
Class B	226,838	211,083
Class C	250,448	231,206
Institutional Class	57,698	69,734
Total	$ 2,073,129	$ 1,811,337
From net realized gain
Class A	$ 2,548,943	$ 1,060,102
Class T	3,068,411	1,278,789
Class B	1,188,352	601,375
Class C	1,299,203	680,328
Institutional Class	181,500	105,996
Total	$ 8,286,409	$ 3,726,590

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	2,262,157	1,794,039	$ 41,503,690	$ 27,861,174
Reinvestment of distributions	181,664	108,047	3,138,257	1,637,672
Shares redeemed	(1,177,662)	(674,456)	(21,289,349)	(10,403,304)
Net increase (decrease)	1,266,159	1,227,630	$ 23,352,598	$ 19,095,542
Class T
Shares sold	2,143,039	2,519,838	$ 39,115,936	$ 38,726,163
Reinvestment of distributions	214,228	120,472	3,700,674	1,827,521
Shares redeemed	(1,504,010)	(973,349)	(27,210,343)	(14,990,709)
Net increase (decrease)	853,257	1,666,961	$ 15,606,267	$ 25,562,975
Class B
Shares sold	398,999	716,470	$ 7,246,734	$ 10,968,432
Reinvestment of distributions	73,796	47,658	1,270,470	717,181
Shares redeemed	(566,868)	(292,735)	(10,197,671)	(4,504,213)
Net increase (decrease)	(94,073)	471,393	$ (1,680,467)	$ 7,181,400
Class C
Shares sold	763,395	948,824	$ 14,132,910	$ 14,523,391
Reinvestment of distributions	80,957	54,204	1,394,942	815,331
Shares redeemed	(647,908)	(421,720)	(11,656,661)	(6,415,506)
Net increase (decrease)	196,444	581,308	$ 3,871,191	$ 8,923,216
Institutional Class
Shares sold	225,212	56,832	$ 4,253,663	$ 882,400
Reinvestment of distributions	12,056	10,199	209,183	154,843
Shares redeemed	(115,041)	(26,530)	(2,060,704)	(402,619)
Net increase (decrease)	122,227	40,501	$ 2,402,142	$ 634,624

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the schedule of investments as of July 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period September 12, 2002 (commencement of operations) to July 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Real Estate Fund as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and the period September 12, 2002 (commencement of operations) to July 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 9, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 345 funds advised by FMR or an affiliate. Mr. McCoy oversees 347 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Real Estate. He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series VII. Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Real Estate. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of Advisor Real Estate. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Samuel J. Wald (32)

Year of Election or Appointment: 2005

Vice President of Advisor Real Estate. Mr. Wald also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Wald worked as a research analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Real Estate. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Real Estate. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Real Estate. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Real Estate. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Real Estate. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Real Estate. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Real Estate. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Real Estate. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Real Estate. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Real Estate. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Real Estate. Mr. Costello also serves as Assistant Treasurer of Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Real Estate. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Real Estate. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Real Estate. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Real Estate. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Real Estate Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/18/06	09/15/06	$0.081	$1.100
Class T	09/18/06	09/15/06	$0.047	$1.100
Class B	09/18/06	09/15/06	-	$1.079
Class C	09/18/06	09/15/06	-	$1.097

Capital Gain Designation Note:

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31 2006, $11,918,849, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Real Estate Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Real Estate Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one-year period and the second quartile for the three-year period. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the one-year period, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Real Estate Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Institutional Class ranked below its competitive median for 2005, the total expenses of Class A ranked equal to its competitive median for 2005, and the total expenses of each of Class B, Class C, and Class T ranked above its competitive median for 2005. The Board considered that Lipper categorizes the fund in the real estate objective and that, if the fund were compared to funds in the Lipper real estate objective, Class B, Class C, and Class T would be below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company (formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

ARE-UANN-0906
1.789707.103

(Fidelity Investment logo)(registered trademark)

Fidelity ® Advisor

Real Estate
Fund - Institutional Class

Annual Report

July 31, 2006

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.advisor.fidelity.com.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(Photograph of Edward C. Johnson 3d.)

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Although many securities markets made gains in early 2006, inflation concerns led to mixed results through the year's mid-point. Financial markets are always unpredictable. There are, however, a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Real Estate Fund - Institutional Class

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2006	Past 1 year	Life of fundA
Institutional Class	18.61%	25.54%

A From September 12, 2002.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Real Estate Fund - Institutional Class on September 12, 2002, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index (S&P 500®) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Sam Wald, Portfolio Manager of Fidelity® Advisor Real Estate Fund

As measured by the Dow Jones Wilshire 5000 Composite IndexSM - the broadest measure of U.S. equity market performance - stocks did well for most of the 12-month period ending July 31, 2006, before faltering. For the one-year time frame as a whole, the Dow Jones Wilshire benchmark rose 5.43%. That was nearly identical to the 5.38% gain of the Standard & Poor's 500SM Index, a broad market proxy that's a reflection of larger-cap stocks. Stocks were resilient early on, bouncing back quickly after Hurricanes Katrina and Rita caused energy prices to spike to record-high levels. Buoyed by strong corporate earnings and solid economic growth, the S&P 500® ran off six consecutive months of positive returns from November through April. However, stocks pulled back for most of the remainder of the period. A slowdown in economic expansion and consumer spending, reaccelerating energy prices and continued interest rate hikes by the Federal Reserve Board cooled equity performance. Among other widely quoted market yardsticks, the Dow Jones Industrial AverageSM returned 7.59%, while the NASDAQ Composite® Index dropped 3.47%.

For the 12 months ending July 31, 2006, the fund's Institutional Class shares gained 18.61%, topping the S&P 500, the Dow Jones Wilshire Real Estate Securities IndexSM, which rose 17.33%, and the LipperSM Real Estate Funds Average, which increased 15.39%. Relative to the Dow Jones Wilshire index, the fund benefited from strong stock selection in the office, mall and industrial subsectors, more than making up for underperforming picks in the apartment subsector. The fund's biggest positive was an underweighting in mall operator Mills, which was hurt by accounting questions that weighed on the company. Investors also saw risks associated with some of its development projects. Mills was not in the portfolio at period end. In the office industry, Trizec Properties was acquired for a significant premium in June, while SL Green Realty benefited from faster-than-expected growth in the Manhattan office market. A notable negative was not owning apartment real estate investment trust (REIT) and index component Archstone Smith Trust, which I avoided in favor of other apartment REITs that I believed offered similar growth potential at more-attractive valuations. Unfortunately, the market did not share my concern about these companies' high valuations during the period. Midscale mall company CBL & Associates also hurt, hampered by investors' worries about a decline in consumer spending.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2006 to July 31, 2006).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During Period* February 1, 2006 to July 31, 2006
Class A
Actual	$ 1,000.00	$ 1,105.40	$ 6.53
HypotheticalA	$ 1,000.00	$ 1,018.60	$ 6.26
Class T
Actual	$ 1,000.00	$ 1,104.40	$ 7.83
HypotheticalA	$ 1,000.00	$ 1,017.36	$ 7.50
Class B
Actual	$ 1,000.00	$ 1,102.10	$ 10.42
HypotheticalA	$ 1,000.00	$ 1,014.88	$ 9.99
Class C
Actual	$ 1,000.00	$ 1,102.00	$ 10.42
HypotheticalA	$ 1,000.00	$ 1,014.88	$ 9.99
Institutional Class
Actual	$ 1,000.00	$ 1,107.10	$ 4.91
HypotheticalA	$ 1,000.00	$ 1,020.13	$ 4.71

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annualized Expense Ratio
Class A	1.25%
Class T	1.50%
Class B	2.00%
Class C	2.00%
Institutional Class	.94%

Annual Report

Investment Changes

Top Ten Stocks as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
Equity Residential (SBI)	7.4	5.8
ProLogis Trust	6.4	6.6
General Growth Properties, Inc.	5.9	5.5
Host Hotels & Resorts, Inc.	5.5	1.9
Equity Office Properties Trust	5.5	4.3
Simon Property Group, Inc.	5.3	5.7
United Dominion Realty Trust, Inc. (SBI)	4.6	5.1
Duke Realty Corp.	4.3	3.6
Boston Properties, Inc.	4.2	4.0
Vornado Realty Trust	4.0	2.7
	53.1
Top Five REIT Sectors as of July 31, 2006
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Office Buildings	22.7	20.7
REITs - Apartments	16.6	17.1
REITs - Malls	14.8	16.8
REITs - Industrial Buildings	13.7	11.5
REITs - Shopping Centers	13.6	11.8
Asset Allocation (% of fund's net assets)
As of July 31, 2006 *		As of January 31, 2006 **
	Stocks 97.1%		Stocks 96.5%
	Short-Term Investments and Net Other Assets 2.9%		Short-Term Investments and Net Other Assets 3.5%
* Foreign investments	0.0%	** Foreign investments	0.1%

Annual Report

Investments July 31, 2006

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (Note 1)
HEALTH CARE PROVIDERS & SERVICES - 0.3%
Health Care Facilities - 0.3%
Brookdale Senior Living, Inc.	16,800	$ 781,200
HOTELS, RESTAURANTS & LEISURE - 2.5%
Hotels, Resorts & Cruise Lines - 2.5%
Starwood Hotels & Resorts Worldwide, Inc.	117,710	6,189,192
REAL ESTATE INVESTMENT TRUSTS - 94.3%
REITs - Apartments - 16.6%
Apartment Investment & Management Co. Class A	41,700	2,005,353
AvalonBay Communities, Inc.	61,000	7,132,120
Equity Residential (SBI)	394,700	18,357,496
GMH Communities Trust	176,379	2,211,793
United Dominion Realty Trust, Inc. (SBI)	405,700	11,298,745
TOTAL REITS - APARTMENTS		41,005,507
REITs - Factory Outlets - 1.5%
Tanger Factory Outlet Centers, Inc.	110,700	3,642,030
REITs - Health Care Facilities - 1.9%
Ventas, Inc.	129,300	4,619,889
REITs - Hotels - 5.9%
Host Hotels & Resorts, Inc. (c)	647,194	13,733,457
Innkeepers USA Trust (SBI)	53,900	909,293
Sunstone Hotel Investors, Inc.	2,254	63,923
TOTAL REITS - HOTELS		14,706,673
REITs - Industrial Buildings - 13.7%
Duke Realty Corp.	286,010	10,656,733
ProLogis Trust	288,623	15,975,283
Public Storage, Inc.	91,500	7,346,535
TOTAL REITS - INDUSTRIAL BUILDINGS		33,978,551
REITs - Malls - 14.8%
CBL & Associates Properties, Inc.	179,260	7,019,822
General Growth Properties, Inc.	322,299	14,709,726
Common Stocks - continued
	Shares	Value (Note 1)
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Malls - continued
Simon Property Group, Inc.	152,200	$ 13,017,666
Taubman Centers, Inc.	46,700	1,938,050
TOTAL REITS - MALLS		36,685,264
REITs - Management/Investment - 2.6%
CentraCore Properties Trust	69,695	1,795,343
Equity Lifestyle Properties, Inc.	83,200	3,575,104
Mission West Properties, Inc.	105,400	1,141,482
TOTAL REITS - MANAGEMENT/INVESTMENT		6,511,929
REITs - Mortgage - 1.0%
HomeBanc Mortgage Corp., Georgia (c)	152,800	1,252,960
Newcastle Investment Corp.	44,730	1,149,114
TOTAL REITS - MORTGAGE		2,402,074
REITs - Office Buildings - 22.7%
Alexandria Real Estate Equities, Inc.	62,200	5,872,924
Boston Properties, Inc. (c)	106,000	10,409,200
Columbia Equity Trust, Inc.	122,100	1,852,257
Corporate Office Properties Trust (SBI) (c)	71,800	3,231,000
Equity Office Properties Trust	355,800	13,488,378
Kilroy Realty Corp.	17,500	1,293,075
Reckson Associates Realty Corp.	31,770	1,414,718
Shurgard Storage Centers, Inc. Class A	38,400	2,530,560
SL Green Realty Corp.	64,900	7,418,070
Sovran Self Storage, Inc.	59,802	3,089,969
Trizec Properties, Inc.	190,500	5,478,780
TOTAL REITS - OFFICE BUILDINGS		56,078,931
REITs - Shopping Centers - 13.6%
Developers Diversified Realty Corp.	46,900	2,475,382
Federal Realty Investment Trust (SBI)	51,800	3,758,090
Inland Real Estate Corp.	235,200	3,812,592
Kimco Realty Corp.	244,300	9,586,332
Common Stocks - continued
	Shares	Value (Note 1)
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
REITs - Shopping Centers - continued
Pan Pacific Retail Properties, Inc.	61,190	$ 4,228,229
Vornado Realty Trust	94,750	9,906,113
TOTAL REITS - SHOPPING CENTERS		33,766,738
TOTAL REAL ESTATE INVESTMENT TRUSTS		233,397,586
TOTAL COMMON STOCKS (Cost $183,072,028)		240,367,978
Money Market Funds - 7.2%

Fidelity Cash Central Fund, 5.3% (a)	6,438,729	6,438,729
Fidelity Securities Lending Cash Central Fund, 5.32% (a)(b)	11,351,750	11,351,750
TOTAL MONEY MARKET FUNDS (Cost $17,790,479)		17,790,479
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $200,862,507)		258,158,457
NET OTHER ASSETS - (4.3)%		(10,715,865)
NET ASSETS - 100%		$ 247,442,592
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Investment made with cash collateral received from securities on loan.
(c) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 242,036
Fidelity Securities Lending Cash Central Fund	1,620
Total	$ 243,656

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

July 31, 2006

Assets
Investment in securities, at value (including securities loaned of $11,128,160) - See accompanying schedule: Unaffiliated issuers (cost $183,072,028)	$ 240,367,978
Affiliated Central Funds (cost $17,790,479)	17,790,479
Total Investments (cost $200,862,507)		$ 258,158,457
Foreign currency held at value (cost $14)		14
Receivable for investments sold		1,923,047
Receivable for fund shares sold		1,036,637
Dividends receivable		97,158
Interest receivable		30,806
Prepaid expenses		257
Receivable from investment adviser for expense reductions		10,178
Other receivables		4,704
Total assets		261,261,258

Liabilities
Payable for investments purchased	$ 1,621,301
Payable for fund shares redeemed	516,987
Accrued management fee	113,600
Distribution fees payable	106,429
Other affiliated payables	74,375
Other payables and accrued expenses	34,224
Collateral on securities loaned, at value	11,351,750
Total liabilities		13,818,666

Net Assets		$ 247,442,592
Net Assets consist of:
Paid in capital		$ 174,192,496
Undistributed net investment income		521,902
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		15,432,244
Net unrealized appreciation (depreciation) on investments		57,295,950
Net Assets		$ 247,442,592

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2006

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($85,000,459 ÷ 4,178,449 shares)	$ 20.34

Maximum offering price per share (100/94.25 of $20.34)	$ 21.58
Class T: Net Asset Value and redemption price per share ($91,223,797 ÷ 4,490,586 shares)	$ 20.31

Maximum offering price per share (100/96.50 of $20.31)	$ 21.05
Class B: Net Asset Value and offering price per share ($27,397,299 ÷ 1,357,206 shares)A	$ 20.19

Class C: Net Asset Value and offering price per share ($36,668,802 ÷ 1,814,740 shares)A	$ 20.21

Institutional Class: Net Asset Value, offering price and redemption price per share ($7,152,235 ÷ 349,321 shares)	$ 20.47

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Year ended July 31, 2006

Investment Income
Dividends		$ 5,408,050
Interest		266
Income from affiliated Central Funds		243,656
Total income		5,651,972

Expenses
Management fee	$ 1,135,599
Transfer agent fees	705,583
Distribution fees	1,096,258
Accounting and security lending fees	82,656
Independent trustees' compensation	783
Custodian fees and expenses	13,421
Registration fees	75,015
Audit	63,627
Legal	7,125
Miscellaneous	1,392
Total expenses before reductions	3,181,459
Expense reductions	(119,808)	3,061,651
Net investment income (loss)		2,590,321
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	18,564,357
Foreign currency transactions	200
Total net realized gain (loss)		18,564,557
Change in net unrealized appreciation (depreciation) on investment securities		13,773,537
Net gain (loss)		32,338,094
Net increase (decrease) in net assets resulting from operations		$ 34,928,415

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2006	Year ended July 31, 2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,590,321	$ 2,012,236
Net realized gain (loss)	18,564,557	8,236,230
Change in net unrealized appreciation (depreciation)	13,773,537	35,843,402
Net increase (decrease) in net assets resulting from operations	34,928,415	46,091,868
Distributions to shareholders from net investment income	(2,073,129)	(1,811,337)
Distributions to shareholders from net realized gain	(8,286,409)	(3,726,590)
Total distributions	(10,359,538)	(5,537,927)
Share transactions - net increase (decrease)	43,551,731	61,397,757
Total increase (decrease) in net assets	68,120,608	101,951,698

Net Assets
Beginning of period	179,321,984	77,370,286
End of period (including undistributed net investment income of $521,902 and undistributed net investment income of $377,371, respectively)	$ 247,442,592	$ 179,321,984

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2006	2005	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 18.23	$ 13.22	$ 11.33	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.29	.31	.27	.21
Net realized and unrealized gain (loss)	2.85	5.52	2.03	1.28
Total from investment operations	3.14	5.83	2.30	1.49
Distributions from net investment income	(.23)	(.29)	(.30)	(.16)
Distributions from net realized gain	(.80)	(.53)	(.11)	-
Total distributions	(1.03)	(.82)	(.41)	(.16)
Net asset value, end of period	$ 20.34	$ 18.23	$ 13.22	$ 11.33
Total Return B,C,D	18.32%	45.48%	20.59%	15.13%
Ratios to Average Net Assets G
Expenses before reductions	1.29%	1.31%	1.54%	2.98% A
Expenses net of fee waivers, if any	1.25%	1.28%	1.54%	1.75% A
Expenses net of all reductions	1.24%	1.25%	1.52%	1.72% A
Net investment income (loss)	1.59%	1.98%	2.10%	2.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 85,000	$ 53,097	$ 22,273	$ 3,993
Portfolio turnover rate	65%	62%	52%	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 12, 2002 (commencement of operations) to July 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2006	2005	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 18.23	$ 13.21	$ 11.32	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.24	.26	.23	.18
Net realized and unrealized gain (loss)	2.84	5.53	2.02	1.29
Total from investment operations	3.08	5.79	2.25	1.47
Distributions from net investment income	(.20)	(.24)	(.25)	(.15)
Distributions from net realized gain	(.80)	(.53)	(.11)	-
Total distributions	(1.00)	(.77)	(.36)	(.15)
Net asset value, end of period	$ 20.31	$ 18.23	$ 13.21	$ 11.32
Total Return B,C,D	17.98%	45.12%	20.12%	14.91%
Ratios to Average Net Assets G
Expenses before reductions	1.55%	1.61%	1.86%	3.32% A
Expenses net of fee waivers, if any	1.50%	1.57%	1.85%	2.00% A
Expenses net of all reductions	1.49%	1.54%	1.83%	1.97% A
Net investment income (loss)	1.34%	1.70%	1.80%	2.10% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,224	$ 66,303	$ 26,037	$ 9,049
Portfolio turnover rate	65%	62%	52%	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period September 12, 2002 (commencement of operations) to July 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2006	2005	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 18.16	$ 13.18	$ 11.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15	.18	.16	.14
Net realized and unrealized gain (loss)	2.83	5.50	2.04	1.28
Total from investment operations	2.98	5.68	2.20	1.42
Distributions from net investment income	(.15)	(.17)	(.20)	(.13)
Distributions from net realized gain	(.80)	(.53)	(.11)	-
Total distributions	(.95)	(.70)	(.31)	(.13)
Net asset value, end of period	$ 20.19	$ 18.16	$ 13.18	$ 11.29
Total Return B,C,D	17.42%	44.31%	19.67%	14.38%
Ratios to Average Net Assets G
Expenses before reductions	2.05%	2.10%	2.33%	3.82% A
Expenses net of fee waivers, if any	2.00%	2.07%	2.33%	2.50% A
Expenses net of all reductions	1.98%	2.03%	2.31%	2.47% A
Net investment income (loss)	.84%	1.20%	1.31%	1.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 27,397	$ 26,349	$ 12,910	$ 5,061
Portfolio turnover rate	65%	62%	52%	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period September 12, 2002 (commencement of operations) to July 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2006	2005	2004	2003 F
Selected Per-Share Data
Net asset value, beginning of period	$ 18.17	$ 13.18	$ 11.29	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15	.19	.17	.14
Net realized and unrealized gain (loss)	2.84	5.50	2.03	1.28
Total from investment operations	2.99	5.69	2.20	1.42
Distributions from net investment income	(.15)	(.17)	(.20)	(.13)
Distributions from net realized gain	(.80)	(.53)	(.11)	-
Total distributions	(.95)	(.70)	(.31)	(.13)
Net asset value, end of period	$ 20.21	$ 18.17	$ 13.18	$ 11.29
Total Return B,C,D	17.46%	44.38%	19.67%	14.38%
Ratios to Average Net Assets G
Expenses before reductions	2.05%	2.09%	2.29%	3.76% A
Expenses net of fee waivers, if any	2.00%	2.05%	2.29%	2.50% A
Expenses net of all reductions	1.98%	2.02%	2.27%	2.47% A
Net investment income (loss)	.84%	1.22%	1.35%	1.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,669	$ 29,410	$ 13,671	$ 5,059
Portfolio turnover rate	65%	62%	52%	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period September 12, 2002 (commencement of operations) to July 31, 2003.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2006	2005	2004	2003 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.33	$ 13.28	$ 11.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.35	.36	.32	.23
Net realized and unrealized gain (loss)	2.85	5.56	2.04	1.28
Total from investment operations	3.20	5.92	2.36	1.51
Distributions from net investment income	(.26)	(.34)	(.32)	(.16)
Distributions from net realized gain	(.80)	(.53)	(.11)	-
Total distributions	(1.06)	(.87)	(.43)	(.16)
Net asset value, end of period	$ 20.47	$ 18.33	$ 13.28	$ 11.35
Total Return B,C	18.61%	46.05%	21.11%	15.33%
Ratios to Average Net Assets F
Expenses before reductions	.94%	.91%	1.12%	2.68% A
Expenses net of fee waivers, if any	.94%	.91%	1.12%	1.50% A
Expenses net of all reductions	.92%	.88%	1.10%	1.47% A
Net investment income (loss)	1.90%	2.35%	2.53%	2.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,152	$ 4,162	$ 2,478	$ 1,225
Portfolio turnover rate	65%	62%	52%	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period September 12, 2002 (commencement of operations) to July 31, 2003.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2006

1. Significant Accounting Policies.

Fidelity Advisor Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Advisor Series VII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The Fund may invest in affiliated money market central funds (Money Market Central Funds), which are open-end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securities markets, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds. Because the Fund's utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 57,924,726
Unrealized depreciation	(810,546)
Net unrealized appreciation (depreciation)	57,114,180
Undistributed ordinary income	3,928,862
Undistributed long-term capital gain	10,528,552

Cost for federal income tax purposes	$ 201,044,277

The tax character of distributions paid was as follows:

	July 31, 2006	July 31, 2005
Ordinary Income	$ 5,799,680	$ 2,778,359
Long-term Capital Gains	4,559,858	2,759,568
Total	$ 10,359,538	$ 5,537,927

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $162,742,410 and $127,121,548, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 161,957	$ 1,710
Class T	.25%	.25%	375,880	5,560
Class B	.75%	.25%	258,335	196,108
Class C	.75%	.25%	300,086	89,189
			$ 1,096,258	$ 292,567

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% to .50% for certain purchases of Class A shares (.25% prior to February 24, 2006) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 109,152
Class T	22,203
Class B*	46,272
Class C*	7,350
$ 184,977

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

shareholder reports, except proxy statements. For the period the total transfer agent fees paid by each class to FIIOC, were as follows:

	Amount	% of Average Net Assets
Class A	$ 225,190.35
Class T	270,826.36
Class B	91,846.36
Class C	106,928.36
Institutional Class	10,793.25
	$ 705,583

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The Fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,179 for the period.

5. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $405 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned

Annual Report

6. Security Lending - continued

securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $1,620.

7. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.25%	$ 25,223
Class T	1.50%	39,189
Class B	2.00%	12,672
Class C	2.00%	14,842
		$ 91,926

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $27,258 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $612. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 12

Annual Report

Notes to Financial Statements - continued

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Subsequent to fiscal year end, the Fund's transfer agent, Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Fidelity Management & Research Company, notified the Fund that the fund's books and records did not reflect a conversion of certain Class B to Class A shares upon their conversion date. Management has determined that this did not have a material impact to the Fund's reported net assets or results of operations in the accompanying financial statements. FIIOC will cause the books and records of the fund to reflect a conversion of the relevant Class B shares to Class A and is in the process of determining the impact to affected shareholder accounts for purposes of its remediation.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2006	2005
From net investment income
Class A	$ 741,719	$ 641,230
Class T	796,426	658,084
Class B	226,838	211,083
Class C	250,448	231,206
Institutional Class	57,698	69,734
Total	$ 2,073,129	$ 1,811,337
From net realized gain
Class A	$ 2,548,943	$ 1,060,102
Class T	3,068,411	1,278,789
Class B	1,188,352	601,375
Class C	1,299,203	680,328
Institutional Class	181,500	105,996
Total	$ 8,286,409	$ 3,726,590

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2006	2005	2006	2005
Class A
Shares sold	2,262,157	1,794,039	$ 41,503,690	$ 27,861,174
Reinvestment of distributions	181,664	108,047	3,138,257	1,637,672
Shares redeemed	(1,177,662)	(674,456)	(21,289,349)	(10,403,304)
Net increase (decrease)	1,266,159	1,227,630	$ 23,352,598	$ 19,095,542
Class T
Shares sold	2,143,039	2,519,838	$ 39,115,936	$ 38,726,163
Reinvestment of distributions	214,228	120,472	3,700,674	1,827,521
Shares redeemed	(1,504,010)	(973,349)	(27,210,343)	(14,990,709)
Net increase (decrease)	853,257	1,666,961	$ 15,606,267	$ 25,562,975
Class B
Shares sold	398,999	716,470	$ 7,246,734	$ 10,968,432
Reinvestment of distributions	73,796	47,658	1,270,470	717,181
Shares redeemed	(566,868)	(292,735)	(10,197,671)	(4,504,213)
Net increase (decrease)	(94,073)	471,393	$ (1,680,467)	$ 7,181,400
Class C
Shares sold	763,395	948,824	$ 14,132,910	$ 14,523,391
Reinvestment of distributions	80,957	54,204	1,394,942	815,331
Shares redeemed	(647,908)	(421,720)	(11,656,661)	(6,415,506)
Net increase (decrease)	196,444	581,308	$ 3,871,191	$ 8,923,216
Institutional Class
Shares sold	225,212	56,832	$ 4,253,663	$ 882,400
Reinvestment of distributions	12,056	10,199	209,183	154,843
Shares redeemed	(115,041)	(26,530)	(2,060,704)	(402,619)
Net increase (decrease)	122,227	40,501	$ 2,402,142	$ 634,624

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VII and Shareholders of Fidelity Advisor Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Real Estate Fund (the Fund), a fund of Fidelity Advisor Series VII, including the schedule of investments as of July 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period September 12, 2002 (commencement of operations) to July 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Real Estate Fund as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and the period September 12, 2002 (commencement of operations) to July 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 9, 2006

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 345 funds advised by FMR or an affiliate. Mr. McCoy oversees 347 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (76)

Year of Election or Appointment: 1980

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Advisor Real Estate. He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present) and FMR Co., Inc. (2005-present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005-present) and FMR Corp. (2003-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Corp. (1998-2002). In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and FMR Co., Inc. (2005-present). Mr. Reynolds also serves as a Director (2003-present) and Chief Operating Officer (2000-present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005-present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (58)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (70)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (67)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2005

Member of the Advisory Board of Fidelity Advisor Series VII. Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Advisor Series VII. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Advisor Series VII. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (1999-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as the Chairman of the Inner-City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Advisor Real Estate. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present). Mr. Churchill is Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Churchill served as Senior Vice President of Fidelity Investments Money Management, Inc. (2005-2006), Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FMR.

Boyce I. Greer (50)

Year of Election or Appointment: 2005

Vice President of Advisor Real Estate. Mr. Greer also serves as Vice President of certain Equity Funds (2005-present), certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). He is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. He also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Samuel J. Wald (32)

Year of Election or Appointment: 2005

Vice President of Advisor Real Estate. Mr. Wald also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Wald worked as a research analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Advisor Real Estate. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Advisor Real Estate. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Advisor Real Estate. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Advisor Real Estate. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (58)

Year of Election or Appointment: 2006

Chief Financial Officer of Advisor Real Estate. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (59)

Year of Election or Appointment: 2004

Chief Compliance Officer of Advisor Real Estate. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Real Estate. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Advisor Real Estate. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Advisor Real Estate. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Real Estate. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Real Estate. Mr. Costello also serves as Assistant Treasurer of Fidelity funds and is an employee of FMR.
Peter L. Lydecker (52)
Year of Election or Appointment: 2004 Assistant Treasurer of Advisor Real Estate. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (51)
Year of Election or Appointment: 2002 Assistant Treasurer of Advisor Real Estate. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Real Estate. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Advisor Real Estate. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

Annual Report

Distributions

The Board of Trustees of Advisor Real Estate Fund voted to pay on September 15, 2006, to shareholders of record at the opening of business on September 18, 2006, a distribution of $1.10 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.121 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2006, $11,918,849, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Advisor Real Estate Fund

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Equity Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2006 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying an additional sales charge. The Board noted that, since the last Advisory Contract renewals in July 2005, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) voluntarily entering into contractual arrangements with certain brokers pursuant to which Fidelity pays for research products and services separately out of its own resources, rather than bundling with fund commissions; (iii) launching the Fidelity Advantage Class of its five Spartan stock index funds and three Spartan bond index funds, which is a lower-fee class available to shareholders with higher account balances; (iv) contractually agreeing to impose expense limitations on Fidelity U.S. Bond Index Fund and reducing the fund's initial investment minimum; and (v) offering shareholders of each of the Fidelity Institutional Money Market Funds the privilege of exchanging shares of the fund for shares of other Fidelity funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. Because the fund had been in existence less than five calendar years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2005, the cumulative total returns of Class C and Institutional Class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Class C and Institutional Class represent the performance of classes with the highest and lowest 12b-1 fees, respectively (not necessarily with the highest and lowest total expenses). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Advisor Real Estate Fund

The Board reviewed the fund's relative investment performance against its Lipper peer group and stated that the performance of Institutional Class of the fund was in the first quartile for the one-year period and the second quartile for the three-year period. The Board also stated that the relative investment performance of Institutional Class of the fund compared favorably to its benchmark for the one-year period, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance. The Board noted with favor FMR's reorganization of its senior management team in 2005 and FMR's dedication of additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 21% means that 79% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Advisor Real Estate Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2005.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of Institutional Class ranked below its competitive median for 2005, the total expenses of Class A ranked equal to its competitive median for 2005, and the total expenses of each of Class B, Class C, and Class T ranked above its competitive median for 2005. The Board considered that Lipper categorizes the fund in the real estate objective and that, if the fund were compared to funds in the Lipper real estate objective, Class B, Class C, and Class T would be below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information on several topics, including (i) Fidelity's fund profitability methodology and profitability trends within certain funds; (ii) portfolio manager compensation; (iii) the extent to which any economies of scale exist and are shared between the funds and Fidelity; (iv) the total expenses of certain funds and classes relative to competitors, including the extent to which the expenses of certain funds have been or could be capped; (v) fund performance trends; and (vi) Fidelity's fee structures, including use of performance fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.

Pittsburgh, PA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

AREI-UANN-0906
1.789708.103

Item 2. Code of Ethics

As of the end of the period, July 31, 2006, Fidelity Advisor Series VII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Advisor Biotechnology Fund, Fidelity Advisor Consumer Industries Fund, Fidelity Advisor Cyclical Industries Fund, Fidelity Advisor Developing Communications Fund, Fidelity Advisor Electronics Fund, Fidelity Advisor Financial Services Fund, Fidelity Advisor Health Care Fund, Fidelity Advisor Natural Resources Fund, Fidelity Advisor Real Estate Fund, Fidelity Advisor Technology Fund and Fidelity Advisor Telecommunications & Utilities Growth Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Biotechnology Fund	$31,000	$34,000
Fidelity Advisor Consumer Industries Fund	$31,000	$32,000
Fidelity Advisor Cyclical Industries Fund	$31,000	$32,000
Fidelity Advisor Developing Communications Fund	$31,000	$34,000
Fidelity Advisor Electronics Fund	$31,000	$34,000
Fidelity Advisor Financial Services Fund	$33,000	$33,000
Fidelity Advisor Health Care Fund	$34,000	$35,000
Fidelity Advisor Natural Resources Fund	$34,000	$34,000
Fidelity Advisor Real Estate Fund	$52,000	$52,000
Fidelity Advisor Technology Fund	$34,000	$35,000
Fidelity Advisor Telecommunications & Utilities Growth Fund	$31,000	$32,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$5,900,000	$4,800,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended July 31, 2006 and July 31, 2005 the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Biotechnology Fund	$0	$0
Fidelity Advisor Consumer Industries Fund	$0	$0
Fidelity Advisor Cyclical Industries Fund	$0	$0
Fidelity Advisor Developing Communications Fund	$0	$0
Fidelity Advisor Electronics Fund	$0	$0
Fidelity Advisor Financial Services Fund	$0	$0
Fidelity Advisor Health Care Fund	$0	$0
Fidelity Advisor Natural Resources Fund	$0	$0
Fidelity Advisor Real Estate Fund	$0	$0
Fidelity Advisor Technology Fund	$0	$0
Fidelity Advisor Telecommunications & Utilities Growth Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Audit-Related Fees that were billed by Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006A	2005A
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Biotechnology Fund	$4,000	$4,000
Fidelity Advisor Consumer Industries Fund	$4,000	$4,000
Fidelity Advisor Cyclical Industries Fund	$4,000	$4,000
Fidelity Advisor Developing Communications Fund	$4,000	$4,000
Fidelity Advisor Electronics Fund	$4,000	$4,000
Fidelity Advisor Financial Services Fund	$4,000	$4,000
Fidelity Advisor Health Care Fund	$4,000	$4,000
Fidelity Advisor Natural Resources Fund	$4,000	$4,000
Fidelity Advisor Real Estate Fund	$4,200	$3,600
Fidelity Advisor Technology Fund	$4,000	$4,000
Fidelity Advisor Telecommunications & Utilities Growth Fund	$4,000	$4,000
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Tax Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2005A
Fidelity Advisor Biotechnology Fund	$0	$0
Fidelity Advisor Consumer Industries Fund	$0	$0
Fidelity Advisor Cyclical Industries Fund	$0	$0
Fidelity Advisor Developing Communications Fund	$0	$0
Fidelity Advisor Electronics Fund	$0	$0
Fidelity Advisor Financial Services Fund	$0	$0
Fidelity Advisor Health Care Fund	$0	$0
Fidelity Advisor Natural Resources Fund	$0	$0
Fidelity Advisor Real Estate Fund	$0	$0
Fidelity Advisor Technology Fund	$0	$0
Fidelity Advisor Telecommunications & Utilities Growth Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate Other Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
Deloitte Entities	$255,000	$210,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2006 and July 31, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended July 31, 2006 and July 31, 2005, the aggregate fees billed by Deloitte Entities of $670,000A and $575,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$300,000	$250,000
Non-Covered Services	$370,000	$325,000B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the funds, taking into account representations from Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VII

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	October 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	October 9, 2006
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	October 9, 2006